File No. 333-176152
811-09295

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO.		/ /
POST-EFFECTIVE AMENDMENT NO.	20	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO.	672	/X/

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN
(Exact Name of Registrant)

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
(Name of Depositor)

1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Address of Depositor's Principal Offices/Zip Code)

(860) 791-0286
(Depositor's Telephone Number, Including Area Code)

LISA PROCH
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
1 GRIFFIN ROAD NORTH
WINDSOR, CT 06095-1512
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /	immediately upon filing pursuant to paragraph (b)
/X /	on May 2, 2022 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on ________ pursuant to paragraph (a)(1) of Rule 485 under the Securities Act
/X /	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment

PART A

PERSONAL RETIREMENT MANAGER SERIES III*
(B Share/C Share/I Share/L Share)
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT SEVEN (EST. 4/1/99)
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT SEVEN (EST. 12/8/86)
PO BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (INVESTMENT PROFESSIONALS)
www.talcottresolution.com

On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (“Talcott Resolution”), to Buyer, an affiliate of Sixth Street, a global investment firm. Talcott Resolution will continue to administer your Contract and remains responsible for paying all contractual guarantees and General Account liabilities under your Contract subject to its financial strength and claims paying ability. The terms, features and benefits of your Contract will NOT change as a result of the sale. Talcott Resolution Distribution Company remains the principal underwriter for the Contracts.
* * *
*This product was previously sold under various marketing names depending on which distribution partner sold the product and/or when the product was sold. These marketing names include: Personal Retirement Manager Series III and Huntington Personal Retirement Manager Series III.
The variable annuity products described in this prospectus are individual or group deferred flexible premium variable annuities. This prospectus describes four difference classes of the Contract: B Share, C Share, I Share and L Share. The classes have different fees and expenses (including surrender charges and periodic charges). The Contracts are/is no longer for sale to new investors. However, we continue to administer the in force annuity contracts .
This prospectus describes the Contract between each Owner and joint Owner (“you”) and Talcott Resolution. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. Availability of portfolio companies may vary by employer. Participants should reference their plan documents for a list of available portfolio companies. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Please read this prospectus carefully and keep it for your records for future reference. This prospectus is filed with the Securities and Exchange Commission ("SEC" or "Commission"). The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus and the SAI can also be obtained from us by calling 1-800-862-6668 or the SEC’s website (www.sec.gov).
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at Investor.gov.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Date of Prospectus: May 2, 2022

1.Glossary
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Accumulation Feature.
Accumulation Balance: The sum of all Personal Pension Account Contributions increased by credited interest; minus any transfers into any other Account(s) and any conversion into Annuity Payout Value.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Our overnight mailing address is Talcott Resolution - Annuity Service Operations, 6716 Grade Lane, Building 9, Louisville, KY 40213. Our standard mailing address is Talcott Resolution - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-4293.
Anniversary Payment Base: For Daily Lock Income Benefit, the value on any Contract Anniversary during the Deferral Bonus Period used to determine if a reset to the Payment Base will occur.
Annual Maintenance Fee: An annual charge deducted on a Contract Anniversary or upon full Surrender.
Annual Withdrawal Amount (AWA): The amount you may Surrender each Contract Year without incurring a Contingent Deferred Sales Charge.
Annuitant: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: The first day of the first period for which a distribution is received as an Annuity Payout under the Contract, excluding any Personal Pension Account Payout pursuant to the Personal Pension Account.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select. Annuity Payout includes Personal Pension Account Payouts.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date, the death of the Contract Owner or Annuitant; or annuitization(s) of Benefit Balance.
Annuity Payout Value: The portion of your Benefit Balance converted into Personal Pension Account Payouts, as reduced by future Personal Pension Account Payouts.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Factor: A factor that neutralizes the Assumed Investment Return when determining the Annuity Unit Value. When the Assumed Investment Return is 3%, the daily factor is 0.999919. When the Assumed Investment Return is 5%, the daily factor is 0.999866. And when the Assumed Investment Return is 6%, the daily factor is 0.999840.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Assumed Investment Return: The investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.
Benefit Balance: Personal Pension Account Contributions, as adjusted for transfers to or from Contract Value, credited interest and/or annuitization. Benefit Balance includes Annuity Payout Value, if any.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any Annuity Payout due and payable during the Guaranteed Payout Duration. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and the applicable discount rate determined by us for applicable fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge (CDSC): The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender or take money out of your Contract in the form of a commutation of Annuity Payout Value or certain annuity payout options.

Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Sub-Account and the Fixed Accumulation Feature.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the lifetime withdrawal feature under Future5, Future6 and Daily Lock Income Benefit guaranteed minimum withdrawal benefit riders. For Daily Lock Income Benefit rider, the Covered Life will always be annuitant or Joint Annuitant, if applicable.
Credited Interest Rate: The interest rates that we agree to credit during different times over the duration of your Contract for the Personal Pension Account.
Death Benefit: Except as otherwise provided, the amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date. Where applicable, your Death Benefit includes the standard or an optional Death Benefit plus the Personal Pension Account Death Benefit.
Deferral Bonus: The amount added to your Payment Base on each Contract Anniversary while the Deferral Bonus Period is in effect if a Market Increase does not occur on such Contract Anniversary.
Deferral Bonus Period: The Deferral Bonus Period commences on the date that either the Future5, Future6, or Daily Lock Income Benefit riders have been added to your Contract and Deferral Bonus Period ends when the first of the following events occur: (a) tenth Contract Anniversary from the date that either the Future5, Future6, or Daily Lock Income Benefit riders have been added to your Contract, (b) the Valuation Day that you take your first partial Surrender (including your first Lifetime Benefit Payment or Threshold Payment); or (c) the Valuation Day that you first transfer any Contract Value to the Personal Pension Account in excess of the applicable Transfer Limit. Once the Deferral Bonus Period ends, it cannot be re-started.
Deposit: The sum of all Premium Payments and Personal Pension Account Contributions.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Eligible Investment: The amount we use to assign applicable CDSC and Premium Based Charge amounts. Eligible Investments are the higher of (a) Deposits less any withdrawals; or (b) your last Valuation Day’s Total Balance.
Enhanced Return Of Premium: One of two components used to determine the Legacy Lock that provides a Death Benefit amount that will not be reduced by Lifetime Benefit Payments.
Financial Intermediary: The broker dealer through whom you purchased your contract or the investment professional who is listed in our administrative systems as the agent of record on your Contract and services your Contract.
Fixed Accumulation Feature (FAF): Part of our General Account, where you were able to allocate all or a portion of your Contract Value. In your Contract, the FAF may be called the Fixed Account. Not all classes of Contracts we offered contain a FAF. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the FAF.
Fund: A registered investment company or a series thereof in which assets of a Sub-Account may be invested.
General Account: The General Account includes our Company assets, including any money you may have invested in the FAF, if available, and the Personal Pension Account.
Guarantee Window: The seven year time period during which we guarantee Personal Pension Account Payouts. You set your Guarantee Window by selecting your Target Income Age (when you make your first Personal Pension Account Contribution). Your Guarantee Window is three years before and after your Target Income Age.
Guaranteed Accumulation Benefit: The amount used to determine the Safety Plus Transfer Limit, the rider charge and the guaranteed amount payable at the rider maturity date.
Guaranteed Payout Duration: The time period (sometimes referred to as a period certain) specified in Annuity Payout Options Three, Five and Six; and with respect to Annuity Payout Options Two and Eight, the time period equal to the applicable Annuity Payout Value divided by the corresponding Personal Pension Account Payout.
In Good Order: Certain transactions require your authorization and completion of requisite forms. Such transactions will not be considered in good order unless received by us in our Administrative Office or via telephone or through an internet transaction. Generally, our request for documentation will be considered in good order when we receive all of the requisite information on the form required by us.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year under Future5, Future6 and Daily Lock Income Benefit riders.
Lifetime Income Eligibility Date: The Valuation Day when the Covered Life has an attained age of 59½.
Market Increases: A potential increase to your Payment Base prior to the deduction of rider charges based on market performance subject to the applicable Payment Base Cap, if any.
Maximum Anniversary Value: The highest Contract Value as of each Contract Anniversary prior to the date of death of the oldest Owner or the Annuitant’s 81st birthday, whichever first occurs, adjusted for any Premium Payments, or transfers to or from the Personal Pension Account and partial Surrenders occurring after such Contract Anniversary.
Maximum Daily Value: The highest attained Contract Value prior to the first to occur of the date of death or the oldest Owner or the Annuitant’s 81st birthday, and adjusted for any Premium Payments, any transfers to or from the Personal Pension Account and any partial Surrenders.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments, Threshold Payments, Transfer Limit and rider charge under the Future5, Future6, or Daily Lock Income Benefit riders.
Payment Base Cap: The maximum percentage the Payment Base may be increased due to a Market Increase or a Deferral Bonus under the Future6, Future5 or Daily Lock Income Benefit riders.
Payout Purchase Rates: The monthly rates per thousand that we agree to apply upon establishing an Annuity Payout Value.
Personal Pension Account Contributions: Sums allocated to the Personal Pension Account. Personal Pension Account Contributions may take the form of Deposits or transfers of Contract Value from Sub-Accounts or the FAF (if applicable).
Personal Pension Account Payouts: Regularly scheduled periodic payments of Annuity Payout Value.
Premium or Premium Payment: Money sent to us to be invested in your Sub-Accounts and your FAF. A Premium Payment does not include Personal Pension Account Contributions. Portions of your Benefit Balance transferred to Sub-Accounts and/or the FAF are considered to be Premium Payments that become part of your Contract Value.
Remaining Gross Premium: Equals the Premium Payments adjusted by prior partial Surrenders. During the CDSC period, Premium Payments will be adjusted for partial Surrenders in excess of the AWA; after the CDSC period, Premium Payments will be adjusted for all partial Surrenders.
Required Minimum Distribution (RMD): A federal requirement that individuals of a specified age and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the specified age or upon retirement, whichever comes later. For individuals born prior to July 1, 1949 the specified age is 70-1/2, for all others the specified age is 72.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code.
Sub-Account: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your “Sub-Accounts”.
Sub-Account Value: The value of each Sub-Account on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.
Surrender: A complete or partial withdrawal from your Contract. For the purposes of optional riders only, a Surrender may also include a transfer of Contract Value to Benefit Balance.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding). Surrender Value does not include the Commuted Value of your Personal Pension Account.
Target Income Age: The year that commences with the birthday of the oldest Annuitant during which Personal Pension Account Payouts are expected to begin. Target Income Age establishes your Guarantee Window during which a guaranteed Payout Purchase Rate will be applied to your Accumulation Balance.
Threshold Payments: The amount payable in the form of partial Surrenders under the Future5, Future6, or Daily Lock Income Benefit riders taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date.
Total Balance: The sum of your Contract Value and Benefit Balance.

Transfer Limit: The threshold amount that you may partially Surrender or move within the Contract without causing your rider benefits to be reduced on a proportionate basis or terminate your Deferral Bonus Period for the Future5, Future6, or Daily Lock Income Benefit riders. The Transfer Limit varies by rider.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us, our, the Company or Talcott Resolution: Talcott Resolution Life and Annuity Insurance Company or Talcott Resolution Life Insurance Company, as the case may be.
Withdrawal Percentage: The percentage of your Payment Base that you may withdraw each Contract Year in the form of a Lifetime Benefit Payment or Threshold Payment.
2. Key Information Table
Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals
Your Contract may be subject to surrender charges depending on the class of Contract that you own (i.e., B Share, C Share, I Share or L Share). Surrender charges may apply to both partial and full Surrenders.
•B Share. If you withdraw money from your contract within 7 years following your last premium payment, you may be assessed a surrender charge of up to 8.5% (as a percentage if premium payments withdrawn), declining to 0% over that time period.
•C Share. No surrender charges.
•I Share. No surrender charges.
•L Share. If you withdraw money from your contract within 4 years following your last premium payment, you may be assessed a surrender charge of up to 8% (as a percentage of premium payments withdrawn), declining to 0% over that time period.
For example, if you were to withdraw $100,000 during a surrender charge period, you could be assessed a charge of up to $8,500 for a Core contract or $8,000 for an Outlook contract, No surrender charges would apply to a C Share contract or an I Share contract.
4. Fee Table 7. The Contract - c. Charges and Fees - Sales Charges
Transaction Charges	Other than surrender charges (if any), there are no charges for other contract transactions (e.g., transferring money between investment options).			4. Fee Table
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the contract that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected. Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
4. Fee Table 7. The Contract - c. Charges and Fees Appendix A - Funds Available Under the Contract

	Annual Fee	Minimum	Maximum
	Base Contract (varies by contract class)	0.30%¹	1.51%¹
	Investment Options (fund fees and expenses)	0.39%²	1.34%²
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.75%[3]	2.50%[3]
1 As a percentage of average daily Sub-Account Values. [2] As a percentage of fund net assets. [3] As a percentage of average daily Contract Value or Payment Base depending on the optional benefit selected.

Because your contract is customizable, the choices you make effect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost: $1,751	Highest Annual Cost: $7,273
	Assumes:	Assumes:
	•Investment of $100,000	•Investment of $100,000
	•5% annual appreciation	•5% annual appreciation
	•Least expensive fund fees and expenses	•Most expensive combination of contract classes, optional benefits and fund fees and expenses
	•No sales charges or advisory fees	•No sales charges or advisory fees
	•No additional premium payments, transfers or withdrawals	•No additional premium payments, transfers or withdrawals
•No optional benefits

	RISKS		Location in Prospectus
Risk of Loss	You can lose money by investing in this contract, including loss of principal.		5. Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
•Surrender charges may apply to withdrawals. If you take a withdrawal, a surrender charge may reduce the value of your contract or the amount of money that you actually receive.
•The benefits of tax deferral, long-term income, and living benefit guarantees are generally more beneficial to investors with a long-time horizon.
•A 10% penalty tax may be applied to withdrawals before age 59½.

Risks Associated with Investment Options
•An investment in this contract is subject to the risk of poor investment performance can vary depending on the performance of the investment options available under the contract (e.g., Funds).
•Each investment option (including the FAF, if available) has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks	An investment in the contract is subject to the risks related to us. Any obligations (including under the FAF), guarantees or benefits of the contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Talcott Resolution, including our financial strength ratings, is available upon request by visiting the "About Us" tab at www.talcottresolution.com or by calling 1-800-862-6668.
	RESTRICTIONS		Location in Prospectus

Investments
•Certain investment options may not be available under your contract.
•You are allowed to make 1 transfer between the fund options per day. You are allowed to make 20 transfers between the fund options per year before we require you to submit additional transfer requests by mail. Your transfer between the fund options are subject to policies designed to deter excessively frequent transfers and market timing. These transfer restrictions do not apply to transfers under the contract's automatic transfer programs.
•There are restrictions on the maximum amount that may be transferred annually from the FAF to the fund options. If the FAF is available for investment, you must wait 6 months after your most recent transfer from the FAF before making a subsequent transfer into the FAF. These transfer restrictions may apply to the contract's automatic income programs.
•We reserve the right to remove or substitute funds as investment options.
6. General Information 7. The Contract - a. Purchases and Contract Value Appendix A - Funds Available under the Contract Appendix A.1 - Funds Available by Contract
Optional Benefits
~~•~~Optional benefits may further limit or restrict the investment options that you may select under the contract. We may change these restrictions in the future.
•Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn or result in termination of the benefit.
•If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
7.a. Purchases and Contract Value - Deduction of Advisory Fee

7.c. Charges and Fees

9. Death Benefits

10. Optional Withdrawal Benefits

11. Optional Accumulation Benefits

13. Federal Tax Considerations

Appendix A - Funds Available under the Contract
	TAXES	Location in Prospectus
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchased the contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the contract.
•Earnings on your contract are taxed at ordinary income rates when you withdraw them and you may have to pay a penalty if you take a withdrawal before age 59-1/2.
13. Federal Tax Considerations/ Information Regarding Tax-Qualified Retirement Plans
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this contract to you, in the form of commissions, additional payments, and non-cash compensation. We may share the revenue we earn on this contract with your investment professional's firm. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.
12. Additional Information - (e) How Contracts Were Sold
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	7.a. Purchases and Contract Value - Replacement of Annuities
3. Overview of the Contract
Purpose of the Contract
The Contract is designed for retirement planning purposes. You make investments in the Contract’s investment options during the accumulation phase. The value of your investments is used to set your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. The payout phase is often referred to as the annuity phase. Investing in the Contract's investment options involves risk and you can lose your money. On the other hand, investing in the Contract can provide you with the opportunity to grow your money through investing in the Contract's investment options during the accumulation phase. Generally speaking, the longer your accumulation phase, the greater your accumulated value will be for setting your benefits and annuity payouts. The Contract also includes a death benefit to help financially protect your Beneficiaries.
This Contract may be appropriate for you if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading in the Funds that are available under the Contract.
The variable annuity product described in this prospectus is no longer for sale. However, we continue to administer the in force annuity contracts.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.a. Purchases and Contract Value under Deduction of Advisory Fee, Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 13. Federal Tax Considerations for more information.
Phases of the Contract
The Contract has two phases: (1) an accumulation phase (for savings) and (2) a payout phase (for income).
Accumulation Period. To accumulate value during the Accumulation Period, you invest your Premium Payments and earnings in the investment options that are available under the Contract, which include:
• The Fund options (also referred to as Sub-Accounts), which have different underlying mutual funds with different investment objectives, strategies and risks. A list of the Funds under the Contract is provided in an appendix to this prospectus. See Appendix A - Funds Available Under the Contract.
• The Fixed Accumulation Feature, which guarantees principal and a minimum interest rate. We we no longer accept new allocations or Premium Payments to the FAF except for contracts issued in Massachusetts.
Annuity Period. Your Contract enters the payout phase on the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90 (or age 100 if you are eligible to defer the Annuity Commencement Date and properly elect it). When your Contract enters the payout phase, your accumulated value is converted into a stream of income payments from us ( i.e. , the Annuity Payout). There are a variety of Annuity Payout Options from which you may choose, including payments for life or for a guaranteed period of years. The payments may be fixed or variable or a combination of both. Variable payments will vary based on the performance of the investment options you select.
During the payout phase, you will no longer be able to take withdrawals from your Contract and no amounts will be payable upon death unless the Annuity Payout Option that you selected provides otherwise. Your living benefits generally terminate when you enter the payout phase.
Contract Features
Contract Classes. This prospectus describes four different classes of the Contract: B Share, C Share, I Share and L Share. The classes have different fees and expenses (including surrender charges and periodic charges).
Contract Versions. The Contract was sold under various marketing names depending on which Financial Intermediary sold the Contract and/or when the Contract was sold. These marketing names include: Personal Retirement Manager Series III and Huntington Personal Retirement Manager Series III. Different investment options and investment restrictions may apply to different versions of the Contract. See Appendix A for more information.
Accessing Your Money. Before your Contract is annuitized, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a surrender charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Contract includes a standard death benefit that will pay the Contract Value upon your or the Annuitant’s death. If you elected one of the four riders for an additional charge the Contract’s optional guaranteed minimum death benefit (MAV V, Return of Premium V, Legacy Lock or Maximum Daily Value) that is no longer for sale, a greater death benefit may be payable upon death.
Optional Living Benefits. We offered various optional living benefits under the Contract that are no longer for sale, including three guaranteed lifetime withdrawal benefits (Future5, Future6, and Daily Lock). We also offer one guaranteed accumulation benefit (Safety Plus). If you own one of these optional benefits, you pay an additional charge.

Additional Features and Services. Certain additional features and services related to the Contract are summarized below. There are no additional charges associated with these features or services. Not all features and services may be available under your Contract.
• InvestEase. Allows you to have money automatically transferred from your checking or savings account into your Contract on a monthly or quarterly basis.
• Asset Allocation Models. Allows you to select an asset allocation model of Funds based on potential factors such as risk tolerance, time horizon or investment objective or based on groups of certain Funds or Fund families.
• Asset Rebalancing. Allows you to automatically rebalance Contract Value in the Fund options at a specified frequency to the asset allocation percentages that you previously selected.
• Dollar Cost Averaging. We offer two Dollar Cost Averaging programs:
◦ Fixed Amount DCA. Allows you to regularly transfer a fixed amount from any Fund Option (or the Fixed Accumulation Feature, if available) to another Fund option.
◦ Earnings/Interest DCA. Allows you to regularly transfer earnings (or interest) from your investments in the Fund options (or Fixed Accumulation Feature, if available) to another Fund option.
Automatic Income Program. Allows you to make automatic, periodic withdrawals of up to 10% of your total Premium Payments annually without any surrender charges that would otherwise apply.
4. Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy, Surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.
Fees and expenses do not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, the fees and expenses would be higher.
Transaction Expenses

		Surrender Charge
	B Share	C Share	I Share	L Share
Deferred Sales Load (or Contingent Deferred Sales Charge or CDSC) (as a percentage of Premium Payments withdrawn) (1)	8.5%	None	None	8%
(1) Each Deposit has its own CDSC schedule.

Number of years from Premium Payment	B Share CDSC	L Share CDSC
1	8.5%	8%
2	8%	7%
3	7%	6%
4	6%	5%
5	5%	0%
6	4%	0%
7	3%	0%
8 or more	0%	0%
The CDSC is a percentage of Remaining Gross Premiums. Please see Section 7.c. and Examples 1-7 in Appendix B for more information on how CDSC is calculated .
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract, not including annual Fund fees and expenses. If you purchased an optional benefit, you pay additional charges, as shown below.

	B Share	C Share	I Share	L Share
Administrative Expenses (2)	$50	$50	$50	$50
Premium Based Charge (3)	0.50%	None	None	None
Base Contract Charges (as a percentage of average daily Sub-Account Values (4)	0.65%	1.50%	0.30%	1.45%

Maximum Optional Charges (5)
Maximum Anniversary Value V (6)	1.50%	1.50%	1.50%	1.50%
Legacy Lock (7)	1.50%	1.50%	1.50%	1.50%
Return of Premium V (8)	0.75%	0.75%	0.75%	0.75%
Maximum Daily Value (9)	1.50%	1.50%	1.50%	1.50%
Safety Plus (10)	2.50%	2.50%	2.50%	2.50%
Future6 (11)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%
Future5 (12)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%
Daily Lock Income Benefit (13)
Single Life Option	2.50%	2.50%	2.50%	2.50%
Joint/Spousal Option	2.50%	2.50%	2.50%	2.50%
Exchange Fee	None	None	None	None
(2) We call this the Annual Maintenance Fee in your Contract. The fee is waived if Total Balance is $50,000 or more on your Contract Anniversary. Please see "Annual Maintenance Fee" in Section 7.b Charges and Fees for more information.
(3) For B share Contracts, an annual Premium Based Charge is assessed against each Premium Payment. The Premium Based Charge is a percentage of Remaining Gross Premium. Remaining Gross Premium is equal to Premium Payments adjusted by partial Surrenders. We calculate your Premium Based Charge based on Remaining Gross Premiums on each Contract Anniversary as adjusted since the last Premium Based Charge was taken. Please see section 7.b. Premium Based Charge for more information. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the FAF or the Personal Pension Account. Please see Section 7.b. Charges and Fees and Premium Based Charge Examples 1-3 in Appendix B.
(4) Excluding FAF and Personal Pension Account investments.
(5) You could only elect one of the following optional Death Benefits: Legacy Lock, Maximum Daily Value, Maximum Anniversary Value V or Return of Premium V. You could only elect one of the following optional riders: Daily Lock Income Benefit, Future6, Future5 or Safety Plus. All optional charges shown are deducted on each Contract Anniversary.
(6) Rider charge is based on the Death Benefit, not including the Personal Pension Account Death Benefit. Current rider charge is 0.35%.
(7) Rider charge is based on the greater of (a) Enhanced Return of Premium or (b) Return of Premium V Death Benefit on each Contract Anniversary. Current rider charge is 0.95%.
(8) Rider charge is based on the Death Benefit, not including the Personal Pension Account Death Benefit. Current rider charge is 0.25%.
(9) Rider charge based on Maximum Daily Value Death Benefit, not including the Personal Pension Account Death Benefit. The current rider charge is 0.55%.
(10) Rider charge is based on the Guaranteed Accumulation Benefit. The Guaranteed Accumulation Benefit is initially equal to Premium Payments. The Guaranteed Accumulation Benefit will be adjusted by subsequent Premium Payments, partial Surrenders or transfers to or from the Personal Pension Account prior to the first rider anniversary. Current rider charge is 1.25%.
(11) Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 1.75%. Current rider charge for Joint/Spousal Option is 1.95%.
(12) Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based on subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 2.00%. Current rider charge for Joint/Spousal Option is 2.50%.
(13) Rider charge is based on Payment Base. The Payment Base is initially equal to Premium Payments. It will fluctuate based in subsequent Premium Payments, Market Increases, Deferral Bonuses, partial Surrenders or transfers to or from the Personal Pension Account. Current rider charge for Single Life Option is 1.25%. Current rider charge for Joint/Spousal Option is 1.50%.
The following tables show the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. See Appendix A for a complete list of Funds available under the Contract, including their annual expenses.

	Minimum	Maximum
Annual Fund Expenses
(expenses that are deducted from Fund assets, including management fees, distribution and/or service fees (12b-1) fees, and other expenses)	0.39%	1.44%

EXAMPLE
This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities. These costs include transaction expenses, annual Contract expenses, and annual Fund expenses.
The Example assumes that you invest $100,000 in a specific version and class of the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Fund expenses and optional benefits available for an additional charge. The Example does not reflect any advisory fees paid to financial intermediaries from Contract Value or other assets of the Contract Owner, and that if such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)    If you Surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$15,323	$27,808	$40,200	$72,718

(2)    If you annuitize at the end of the applicable time period:

1 year	3 years	5 years	10 years
$4,543	$18,876	$33,497	$70,984

(3)    If you do not Surrender your Contract:

1 year	3 years	5 years	10 years
$7,193	$21,826	$36,747	$74,984

5. Principal Risks of Investing in the Contract
Risk of Loss. You can lose money by investing in this Contract, including loss of principal. The value of your Contract is not guaranteed by the U.S. government or any federal government agency, insured by the FDIC, or guaranteed by any bank.
Short-Term Investment Risk. This Contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and living benefit protections mean that this Contract is more beneficial to investors with a long-time horizon. For certain classes of the Contract, a Surrender charge may apply to Surrenders exceeding the AWA.
Fund Options Risk. Amounts that you invest in the Fund options ( i.e. , the Sub-Accounts) are subject to the risk of poor investment performance. You assume all of the investment risk. Generally, if the Sub-Accounts you select make money, your Contract Value goes up, and if they lose money, your Contract Value goes down. Each Sub-Account’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Sub-Account.
Withdrawal Risk. You should carefully consider the risks associated with Surrenders under the Contract. If you make a Surrender prior to age 59½, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender. Surrenders before age 59½ may also affect the tax-qualified status of some Contracts. You should also consider the impact that a partial Surrender may have on the standard and optional benefits under your Contract. Partial Surrenders will reduce the value of your Death Benefit. In addition, partial Surrenders may reduce the value of an optional living or death benefit that you have elected by an amount greater than the amount withdrawn and could result in termination of the benefit. If you have amounts invested in the FAF and need ready access to cash, you should consider that we may defer payment of any amounts withdrawn from the FAF for up to six months from the date of the Surrender request. You cannot make withdrawals from the Contract after it is annuitized unless the Annuity Payout Option you selected provides otherwise.
Advisory Fee Withdrawal Risk. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax.
Investment Restrictions Risk. If you elected an optional benefit, you may be subject to investment restrictions that limit the investment options that are available to you. We may terminate your benefit if you fail to satisfy such investment restrictions. Investment restrictions are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your Contract Value and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Transfer Risk. You are allowed to make only one transfer between the Sub-Accounts per day, and you are allowed to only make 20 transfers between the Sub-Accounts per year before we require you to submit additional transfer requests by mail . In addition, the Contract’s restrictions on the maximum amount that may be transferred annually from the FAF to the Sub-Accounts, and its restrictions on when amounts may be transferred from the Sub-Accounts to the FAF, may apply to you. Any transfer restrictions under the Contract that are applicable to you may limit your ability to readily change how your Contract Value is invested in response to changing market conditions or changes in your personal circumstances.
Asset Allocation Model Risk. You may be able to participate in the asset allocation models that are available under the Contract, or the investment restrictions related to an optional benefit you selected may include asset allocation models. Asset allocation does not guarantee that your Contract Value will increase. Nor will it protect against a decline in Contract Value if market prices fall. If you choose to participate in an asset allocation model, you are responsible for determining which model portfolio is best for you.
Selection Risk. The optional benefits under the Contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not have chosen the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you may no longer be available. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that did not provide a financial return. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for the benefit.
Financial Strength and Claims-Paying Ability Risk. Talcott Resolution is the insurance company that issued your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. If we experience financial distress, we may not be able to meet our obligations to you. All guarantees and obligations under the FAF are subject to our financial strength and our claims paying ability.
Cybersecurity and Business Interruption Risk. Our business is highly dependent upon the effective operation of our computer systems and those of our business partners, so our business is vulnerable to systems failures and cyber-attacks. Systems failures and cyber-attacks may adversely affect us, your Contract and your Contract Value. In addition to cybersecurity risks, we are exposed to the risk that natural and man-made disasters and catastrophes may significantly disrupt our business operations and our ability to administer the Contract. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with systems failures, cyber-attacks, or natural and man-made disasters and catastrophes. See 12. Additional Information - e. Cybersecurity and Disruptions to Business Operations" for additional information.
6. General Information
The Company
We are a stock life insurance company. Talcott Resolution Life Insurance Company (formerly Hartford Life Insurance Company) is authorized to do business in all states of the United States and the District of Columbia. Talcott Resolution Life and Annuity Insurance Company (formerly Hartford Life and Annuity Insurance Company) is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Talcott Resolution Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution Life and Annuity Insurance Company is a subsidiary of Talcott Resolution Life Insurance Company. Our corporate offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1512. Neither company cross guarantees the obligations of the other. In May 2018 the business was sold by The Hartford Financial Services Group, Inc. to a consortium of investors and renamed Talcott Resolution. On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among

Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company, to Buyer, an affiliate of Sixth Street, a global investment firm. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
We are obligated to pay all amounts promised to you under your Contract. All guarantees under the Contract are subject to our financial strength and claims-paying capabilities. We provide information about our financial strength in reports filed with state insurance departments. You may obtain information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.talcottresolution.com or visiting the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.
The General Account
The FAF and the Personal Pension Account are part of our General Account. Any amounts that we are obligated to pay under the FAF and the Personal Pension Account and any other payment obligation we undertake under the Contract, including Death Benefits and optional withdrawal benefits, are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account. As of October 4, 2013, we no longer accept new allocations or Premium Payments to the FAF except for contracts issued in Massachusetts. (As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value) except for Contracts issued in CT, FL, NJ and WA).
The Separate Account
If your Contract is issued by Talcott Resolution Life and Annuity Insurance Company, the Sub-Accounts are part of Talcott Resolution Life and Annuity Insurance Company Separate Account Seven, a segregated asset account of Talcott Resolution Life and Annuity Insurance Company. Talcott Resolution Life and Annuity Insurance Company Separate Account Seven is registered as a unit investment trust under the 1940 Act on April 1, 1999. If your Contract is issued by Talcott Resolution Life Insurance Company, the Sub-Accounts are part of Talcott Resolution Life Insurance Company Separate Account Seven, a segregated asset account of Talcott Resolution Life Insurance Company. Talcott Resolution Life Insurance Company Separate Account Seven was registered as a unit investment trust under the 1940 Act on December 8, 1986. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
The Separate Account:
•is credited with income, gains and losses credited to, or charged against, the Separate Account that reflect the Separate Account's own investment experience and not the investment experience of our other assets, including our General Account or our other separate accounts; and
•may not be used to pay any of our liabilities other than those arising from the Contracts and other variable annuities supported by the Separate Account.
Talcott Resolution is obligated to pay all amounts guaranteed to investors under the Contract. We do not guarantee the investment results of the Separate Account.
The Funds
The Sub-Accounts are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes. The Funds available in your Contract class are listed in Appendix A.1.
Information regarding each Fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See Appendix A - Funds Available Under the Contract. Each Fund has issued a prospectus that contains more detailed information about the Fund. Read these prospectuses carefully before investment. Paper or electronic copies of the Fund prospectuses may be obtained by calling us at 1-800-862-6668, emailing us at asccontactus@talcottresolution.com or visiting :

Issued by Talcott Resolution Life Insurance Company:

Class of Contract	Website Address
PRM Series III B Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Y285
PRM Series IV C Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Y343
PRM Series III L Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Y335
Huntington PRM Series III B Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Y293

Issued by Talcott Resolution Life and Annuity Insurance Company:

Class of Contract	Website Address
PRM Series III B Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41658A254
PRM Series IV C Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41658A288
PRM Series III I Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41658A262
PRM Series III L Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41658A270
Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:
•notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;
•send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;
•arrange for the handling and tallying of proxies received from Owners;
•vote all Fund shares attributable to your Contract according to timely instructions received from you, and
•vote all Fund shares for which no timely voting instructions are received in the same proportion as shares for which timely voting instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. There is no minimum number of shares for which we must receive timely voting instructions before we vote the shares. Therefore, as a result of proportional voting, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Sub-Accounts offered under your Contract. We may, at our discretion, establish new Sub-Accounts. New Sub-Accounts may be made available to existing Owners as we deem appropriate. We may also close one or more Sub-Accounts to additional Premium Payments or transfers from existing Sub-Accounts. We may liquidate a Sub-Account if the underlying Fund decides to liquidate. Unless otherwise directed, if a Fund does not survive a merger or reorganization, your investment instructions will be automatically updated to include the Sub-Account investing in the Fund that survived the merger or reorganization.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have satisfied applicable law and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and varying administrative services payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider revenue sharing payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements with a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2021, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, Hartford HLS Funds, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by us varies by Fund and we may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2021, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $25 from that Fund). For the fiscal year ended December 31, 2021, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $88 million.
Fixed Accumulation Feature
As of October 4, 2013, we no longer accept new allocations or Premium Payments to the FAF except for contracts issued in Massachusetts. Any Contract Value currently invested in the FAF may remain.
The following information applies only for Contract Value allocated to or in the FAF as of October 4, 2013.
Important Information You Should Know: The FAF is not registered under the 1933 Act and the FAF is not registered as an investment company under the 1940 Act. The FAF or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. The following disclosure about the FAF may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The FAF is not offered in all Contracts and is not available in all states or if you have elected either the Future 6, Daily Lock Income Benefit or Safety Plus rider.
We guarantee that we will credit interest to amounts you allocate to the FAF at a minimum rate that meets your State’s minimum non-forfeiture requirements. Non-forfeiture rate vary from state to state. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the FAF. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the FAF interest rates currently in effect. If you are invested in the FAF, we send you notice of the FAF credited rate annually. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.
We will account for any deductions, Surrenders or transfers from the FAF on a “first-in, first-out” basis (i.e., oldest investments will be liquidated first).
Asset Rebalancing is not available for the FAF.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the amount of your withdrawal allocated to the FAF will reduce your Contract's FAF value.
Any interest credited to amounts you allocate to the FAF in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the FAF may not exceed the minimum guaranteed interest rate for any given year. While we do not charge a separate rider fee for investing in the FAF, our expenses associated with offering this feature are factored into the FAF credited rates.

Except as otherwise provided, during each Contract Year, you may make transfers out of the FAF to Sub-Accounts or the Personal Pension Account, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:
• 30% of the Contract Value in the FAF as of the last Contract Anniversary. When we calculate the 30%, we add Premium Payments allocated to the FAF, transfers from Sub-Accounts and transfers from the Personal Pension Account made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers; or
• an amount equal to your largest previous transfer from the FAF in any one Contract Year.
We apply these restrictions to all transfers from the FAF, including all systematic transfers and Dollar Cost Averaging Programs.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and partial Surrenders from the FAF for up to six months from the date of your request.
As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Value in the FAF to Sub-Accounts and/or Personal Pension Account and therefore this may not provide an effective short term defensive strategy.
7. The Contract
a. Purchasing a Contract
Who could buy this Contract?
This Contract is no longer available for sale. The Contract is an individual or group tax-deferred variable annuity Contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:
•Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;
•Individual Retirement Annuities adopted according to Section 408 of the Code;
•Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and
•Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts were able to purchase Contracts that were not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you purchased the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
We do not accept any incoming 403(b) exchanges, transfers or applications for 403(b) individual annuity contracts or additional investments into any individual annuity contract funded through a 403(b) plan.
We do not accept any new retirement plans qualified under Sections 401(a) and 403(a) of the Code or employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state, or certain eligible deferred compensation plans as defined in Section 457 of the Code.
The Personal Pension Account may not be available to all types of qualified Plans.
How was the Contract Purchased?
The Contract was only available for purchase through a Financial Intermediary.
Deposits sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be In Good Order.
We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Deposits of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your Deposits:
•if you are seeking to purchase a Contract with an initial Deposit of $1 million or more;
•if total Deposits, aggregated by social security number or taxpayer identification number, equal $1 million or more; and
•for all applications where the Owner or joint Owner are non-resident aliens.
You and your Annuitant must not be older than age 80 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

We urge you to discuss with your investment professional which share class is suitable for your needs. Share class availability and/or mortality and expense risk charge arrangements may vary based on the Financial Intermediary selling this variable annuity to you. Charges affect your overall rate of return on your Contract Value. In determining whether to invest in a share class that imposes a CDSC, you might consider whether higher mortality and expense risk and Premium Based Charges, if applicable, outweigh the benefits of CDSC that reduce, or are eliminated, over time. Finally, in determining whether to invest in a share class offered through a Financial Intermediary, you might consider how the fee charged by your Financial Intermediary bears in relation to the costs associated with investing in other share classes that impose higher fees.
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state and may result in you not receiving important notices about your Contract.
Replacement of Annuities
A "replacement" occurs when a new contract is purchased and, in connection with the sale, an existing contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new annuity contract involves the use of the funds obtained from the values of an existing annuity contract through Withdrawal, Surrender or loan.
There are circumstances in which replacing your existing annuity contract can benefit you. However, a replacement may not be in your best interest. Accordingly, you should make a careful comparison of the cost and benefits of your existing contract and the proposed contract with the assistance of your financial and tax advisers to determine whether replacement is in your best interest. You should be aware that the person selling you the new contract will generally earn a commission if you buy the new contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.
You should also note that once you have replaced your variable annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable annuity contract during your "free look" period. The only exception to this rule would be if your previously issued contract was issued in a state that requires the insurer to reinstate the previously surrendered contract if the owner chooses to reject their new variable annuity contract during their "free look" period.
How are Deposits applied to your Contract?
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.
*    Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.
If we receive a subsequent Deposit before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Deposit after the end of a Valuation Day, it will be invested on the next Valuation Day.
If we receive a subsequent Deposit on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Deposits based on your last instructions on record. We will send you a confirmation when we invest your Deposit.
Generally, we will receive your order request for a subsequent investment after your Financial Intermediary has completed a suitability review. We will then consider if your investment is In Good Order. While the suitability and good order process is underway, Deposits will not be applied to your Contract. You will not earn any interest on Deposits even if they have been sent to us or deposited into our bank account. We are not responsible for gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to reverse a transaction based on their review of your investment professional’s recommendations. The firm that sold this Contract to you, and we may directly or indirectly earn income on your Deposits. For more information, contact your investment professional.
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce, perhaps significantly, death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. See Section 7.a. Purchases and Contract Value under Deduction of Advisory Fee, Section 7.c. Charges and Fees, Section 9. Death Benefits and Section 13. Federal Tax Considerations for more information.
Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
How is Contract Value calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the FAF, if applicable, and all Funds, and does not include Benefit Balance or any Payment Base associated with an optional benefit. There are two things that affect the value of your Sub-Accounts: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day, your Contract Value will fluctuate because Accumulation Unit Values are affected by the performance of the underlying Funds and the deduction of expenses and certain charges in the Sub-Account.
When Premium Payments are credited to Sub-Accounts within your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Account, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract or as a result of the application of certain Contract charges.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:
•The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced
•The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by
•Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.
If you elect to pay an advisory fee to a third-party financial intermediary for advisory services by taking withdrawals from your Contract Value, the deduction for that fee will result in the cancellation of accumulation units.
We will send you a statement at least annually.
What other ways can you invest?
You may enroll in the following features (sometimes called a “Program”) for no additional fee subject to availability. Not all Programs are available with all Contract share classes.
Personal Pension Account Transfer Programs. As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).*
Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.
*    Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.
You may instruct us to reallocate portions of your Contract Value invested in Sub-Account(s) and FAF into the Personal Pension Account based on any one of the following options:
•Fixed Dollar Option: You may specify a predetermined fixed amount to be transferred into the Personal Pension Account on a monthly, quarterly, semi-annual, or annual basis. Please see Personal Pension Account Example 5 in Appendix B for more information.

•Investment Gains Option: You may specify that we annually sweep investment gains into the Personal Pension Account. We define investment gains as the positive difference between your Anniversary Value and starting value (as adjusted by partial Surrenders) as of each Contract Anniversary. Your Anniversary Value is your Contract Value as of each Contract Anniversary prior to your Annuity Commencement Date. Your starting value is either (a) your initial Premium Payment (if electing this Program at the time of Contract issuance); or (b) your Contract Value as of the date of enrollment (if electing this Program after Contract issuance). Accordingly, your Anniversary Value may increase from year to year and no portion of your Contract Value will be moved into the Personal Pension Account if your Anniversary Value did not exceed your starting value. Please see Personal Pension Account Example 5 in Appendix B for more information.
•Income Path Option: This Program is intended for those who wish to annually increase the proportion of their Total Balance invested in the Personal Pension Account ending with their Target Income Age. You must set the annually increasing portion of your Total Balance that is to be invested in the Personal Pension Account (called a Target Allocation) when you first enroll in the Program. We will reallocate as much of your Contract Value into the Personal Pension Account as is needed to try to meet your Target Allocation on each Contract Anniversary. We will not reallocate portions of your Benefit Balance into Contract Value. The amount of Contract Value transferred to the Personal Pension Account cannot be predicted because your Contract Value may go up or down during each Contract Year. In those Contract Years, if any, where your Contract Value has not grown to the level needed to meet your Target Allocation, you will not be able to reach your Target Allocation for that Contract Anniversary. On those Contract Anniversaries where your Target Allocation is not achievable, we will not transfer any Contract Value to the Personal Pension Account. Since the Target Allocations do not change if you miss a year, a larger reallocation may occur in a subsequent year to catch up to your scheduled Target Allocation. Please see Personal Pension Account Example 5(e) in Appendix B for more information.
We will reduce your Sub-Account and FAF holdings on a dollar-for-dollar basis according to the proportion of how Contract Value is currently invested. Annual transfers may be suspended for any Contract Year where your Contract Value is insufficient to comply with your instructions. Please see Section 6(b) for a description of the Personal Pension Account. Please see Personal Pension Account Example 5 in Appendix B for more information.
These Programs will terminate:
•if, as the result of any transfer, your Total Balance is less than that required by our minimum amount rules (as defined in the “What kind of Surrenders are available - Before the Annuity Commencement Date” in Section 7.c.);
• upon notification of death;
•if you annuitize your Contract; or
•if we receive your request to terminate the Program at least five Business Days prior to the next scheduled transfer date. If we do not receive the request in this period, the request will be honored on the next scheduled transfer date.
The Income Path program will automatically terminate at your Target Income Age (when your Target Allocation is reached.). Other considerations:
•These Programs do not assure a profit nor do they protect against loss in declining markets.
•Only one Transfer Program option may be active at any given time. If you wish to change to another Transfer Program option, you must terminate your current Transfer Program and establish a new one of your choice.
• Transfer of Contract Value from Sub-Account(s) or the FAF to the Personal Pension Account may result in a recalculation of AWA and Remaining Gross Premium and may result in a reduction of your AWA. Program transfers may also trigger a proportionate reduction in optional Death Benefits.
•Amounts transferred into the Personal Pension Account will be assigned then current Credited Interest Rates and Payout Purchase Rates as of the date of the transfer. Your existing Target Income Age applies to all transfers into the Personal Pension Account.
•You must have at least $1,000 in the Personal Pension Account prior to enrolling in any of these Programs. The minimum amount that may be transferred to the Personal Pension Account is $1,000. If the minimum amount per transfer is not met under the Fixed Dollar Option program, the transfer frequency will be changed to satisfy the minimum requirement. If the minimum amount per transfer is not met under the Investment Gains program or the Income Path program, that particular scheduled transfer instance will not occur, but the Program will remain active.
•You may not enroll in the Investment Gains and Fixed Dollar programs if any of the following programs are currently elected: Automatic Income Program (AIP), including automatic RMD programs, Dollar Cost Averaging Programs, or the Substantially Equal Periodic Payments Under Code Section 72(q) Program.
•The Personal Pension Account Transfer Programs Investment Gains and Income Path Options are not available if you elect either the Future5, Future6, Daily Lock Income Benefit or the Safety Plus.

InvestEase
This electronic Funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund, the FAF, or the Personal Pension Account.
Static Asset Allocation Models
This systematic Deposit program feature allows you to select an asset allocation model based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain Funds or Fund complexes. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Some asset allocation models are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. Other asset allocation models focus on certain potential investment strategies that could possibly be achieved by investing in particular Funds or Fund complexes and are not based on such investment theories. Static asset allocation models offered from time to time are reflected in your application and marketing materials. If a model(s) is no longer available for new assets, we will continue to rebalance existing assets in the model(s) at the specified frequency. You may obtain a copy of the current models by contacting your Financial Intermediary. Please see Appendix A for models that are available to you.
You may invest in an asset allocation model through the Dollar Cost Averaging Program when the FAF, or Personal Pension Account is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the InvestEase or an AIP.
You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on Fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits. Such requirements and conditions help us limit our risk to an acceptable level so that we can offer the guaranteed minimum withdrawal benefit. They are intended to reduce the risk of investment losses that could require us to use our General Account assets to pay amounts due under the guaranteed minimum withdrawal benefit rider to your Contract.
If we change an asset allocation model required for maintaining a guaranteed minimum withdrawal benefit, the changes will not be applied to your existing Fund allocations. You may be required to elect a new asset allocation model in order to continue to maintain your guaranteed minimum withdrawal benefit. We will give you advance notice of the changes.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain optional riders.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the FAF or the Personal Pension Account. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to "What Restrictions Are There on your Ability to Make a Sub-Account Transfer?" for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Investment Professional. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.
Occasionally, Funds may be liquidated or merged into other Funds due to actions taken by its Fund company. As a result of these actions, the Funds available in particular models may be impacted. We mail notifications of any such changes around the time they occur. If you are invested in a model, it is important to regularly review the current Fund allocations of your model with your investment professional to determine whether they meet with your current and ongoing needs.
Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which asset allocation model is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each asset allocation model is intended to maximize returns given various levels of risk tolerance, an asset allocation model may not perform as intended. Market, asset class or allocation option performance may differ in the future from historical performance and from the assumptions upon which the asset allocation model is based, which could cause an asset allocation model to be ineffective or less effective in reducing volatility. An asset allocation model may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of asset allocation models can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the asset allocation models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.
Additional considerations apply for qualified Contracts with respect to static asset allocation model Programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employment Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any asset allocation models. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any asset allocation model with governing plan documents.
Asset Rebalancing
In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected (choice of frequency may be limited when certain optional riders are elected). You can also combine this Program with others such as the AIP, InvestEase and DCA Programs (subject to restrictions). You may designate only one set of asset allocation instructions at a time. Asset Rebalancing is not available for the FAF.
Dollar Cost Averaging Programs
Dollar Cost Averaging is a program that allows you to systematically make transfers into Funds or into the Personal Pension Account over a period of time. Since the transfer into Funds or into the Personal Pension Account occurs at regularly scheduled intervals, regardless of price fluctuations, you may ultimately have an average cost per share that is lower. We offer two Dollar Cost Averaging Programs:
•Fixed Amount DCA
•Earnings/Interest DCA
Fixed Amount DCA — This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the FAF (if available based on the Contract and/or rider selected) or any Fund(s) into different Fund(s) or the Personal Pension Account. This program begins in fifteen days unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program. Please note that no additional Premium Payments or Account Value may be allocated to the FAF as of October 4, 2013 and as of October 3, 2014 no new Personal Pension Account Contributions are allowed (both subject to state exclusions).
Earnings/Interest DCA — This feature allows you to regularly transfer (monthly or quarterly) the earnings (i.e., any gains over the previous month’s or quarter’s value) from your investment in the FAF (if available based on the form of Contract selected) or any Fund(s) into other Fund(s) or the Personal Pension Account. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this Program.
Automatic Income Program (AIP)
This systematic withdrawal feature allows you to make partial Surrenders. You can designate the Funds to be Surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The Personal Pension Account is not an eligible source Fund for partial Surrenders facilitated through the AIP. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the AWA and may be subject to a CDSC for more information on the AWA, please see the Glossary and Section 7.b. Amounts received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may be able to satisfy Code Section 72(t)/(q) requirements by enrolling in this Program. Please see the Section 13. and consult your tax adviser for information about the tax consequences associated with your Contract. Your level of participation in this Program may result in your exceeding permissible withdrawal limits under certain optional riders.
Other Program considerations
•You may terminate your enrollment in any Program at any time.
•We may discontinue, modify or amend any of these Programs at any time. Your enrollment authorizes us to automatically and unilaterally amend your enrollment instructions if:
•any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or
•any Fund is liquidated - then your allocations to that Fund will be directed to any available money market Fund following prior notifications prior to reallocation (subject to applicable state law).
•If we terminate your asset allocation model Program, then your allocations to the Funds in that model will remain invested in those Funds unless we receive instructions from you.
You may always provide us with updated instructions following any of these events.
•Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.
• The Personal Pension Account and all optional living and Death Benefit riders have different withdrawal limitations. Please refer to the Glossary for the term Transfer Limit. Breaking these limits can have a significant adverse effect on your rights and future benefits. Participation in a systematic withdrawal program (including systematic transfers into the Personal Pension Account, if available) may cause you to break these limits.
•These Programs may be modified, terminated or adversely impacted by the imposition of Fund trading policies.
Can you transfer from one Sub-Account to another?
Yes. During those phases of your Contract when transfers are permissible, you may make transfers between Funds and/or Benefit Balance according to the following policies and procedures, as they may be amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed at the net asset value of each Fund share as of the end of the Valuation Day that it is received In Good Order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within thirty days of receiving the confirmation.
What Happens When you Request a Sub-Account Transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all contract owners’ “transfer-in” requests.
In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us. We also combine many of the purchases and/or redemptions of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer;” however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-Account
No
Second, you are allowed to submit a total of twenty Sub-Account transfers each Contract Year (the "Transfer Rule") by U.S. Mail, internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your tenth Sub-Account transfer to remind you about the Transfer Rule. After your twentieth transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently Surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a company-sponsored Program, such as a Contract exchange program that may be offered by us from time to time. Reallocations made based on a Fund merger or liquidation also do not count toward this Transfer Limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant an exception to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not In Good Order.
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:
•Certain types of Financial Intermediaries may not be required to provide us with shareholder information.
•Excepted funds, such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any Financial Intermediary that a Fund treats as a single investor.
•A Fund can decide to exempt categories of Contract holders whose Contracts are subject to inconsistent trading restrictions or none at all.
•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company-sponsored contractual or systematic program such as transfers of assets as a result of Dollar Cost Averaging programs, asset allocation programs, automatic rebalancing programs, Annuity Payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or Surrenders, retirement plan salary reduction contributions, or planned Premium Payments.
Possibility of undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance:
•Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable annuities and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (Participants) or enforce the Transfer Rule because we do not keep participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract Value. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce the value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.
Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgment we return to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should contact us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be reconfirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the end of the Valuation Day you made the transfer request.
We and our agents are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney
You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Contract Rights
You, as Contract Owner, may exercise all the rights under the Contract. The prospectus discusses these rights, including your right, during the Accumulation Period, to make Premium Payments and provide instructions to us to allocate your Contract Value among the Sub-Accounts or Fixed Accumulation Feature, if available. You, as Contract Owner, may also request a full or partial Surrender from the Contract, designate an Annuitant and elect to receive Annuity Payouts. This prospectus also discusses the Death Benefit payable under the Contract and the rights of any Beneficiary.
c. Charges and Fees
In addition to the following charges, there are optional riders that if elected, assess an additional charge. Please see Sections 5, 6 and 7 for more information.
Mortality and Expense Risk Charge (Base Contract Charges)
We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:
Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.
•Expense risk - We also bear an expense risk that the sales charges (if applicable), Premium Based Charge (if applicable) collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.
Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.
The following table describes the maximum Mortality & Expense Risk charges, excluding rider charges:

B share	0.65%
C share	1.50%
I share	0.30%
L share	1.45%
Annual Maintenance Fee (Base Contract Charge)
Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.

Administrative Charge (Base Contract Charge)
We apply a daily administrative charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.
Premium Based Charge (B Share Contracts)
We apply an annual Premium Based Charge, if applicable, against all Premium Payments based on Remaining Gross Premiums. The Premium Based Charge will be prorated for the number of days since the last Premium Based Charge or, if there has been no Premium Base Charge, then since the Contract issue date. The Premium Based Charge will be assessed only with respect to Contract Value invested in Sub-Accounts and not investments in the FAF or the Personal Pension Account. The Premium Based Charge will also apply to any partial Surrender in excess of the AWA. The Premium Based Charge is intended to compensate us for a portion of our acquisition expenses, including promotion and distribution of the Contract. A Premium Based Charge will be deducted upon:
1.each Contract Anniversary;
2.full Surrender;
3.full or partial annuitization, and/or
4.the date we receive due proof of death of the Owner, joint Owner, or the Annuitant and upon a corresponding full Surrender and/or annuitization and upon a Death Benefit distribution (not including any Personal Pension Account Death Benefit) if elected at a later date.
Additionally, the Premium Based Charge will be calculated upon the following events but will not be deducted from the Contract Value until the next occurrence of items 1-4 above:
5.partial Surrenders in excess of the AWA; and /or
6.transfer to the Personal Pension Account.
The amount of Remaining Gross Premium used for calculating the Premium Based Charge is determined on the date of each of the above transactions.
Please see Premium Based Charge Examples 1-3 in Appendix B.
Your earnings are considered when calculating your AWA. Please see AWA under Sales Charges below for a description of the AWA and how it is calculated.
If a Beneficiary elects to continue under any of the available options described under the Standard Death Benefits section below, we will continue to deduct the Premium Based Charge, based on the portion of Remaining Gross Premium applicable for that Beneficiary. The Premium Based Charge is taken proportionally out of the Sub-Accounts.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Sales Charges
Contingent Deferred Sales Charges (Surrender Charge) - B and L Share Contracts Only
Subject to the exclusions below, we may deduct a CDSC when you make Surrenders or withdraw Commuted Value or Annuity Payouts under Annuity Payout Options Two, Three, Five, Six and Eight. This charge is designed to recover acquisition expenses that have not yet been recouped from revenue generated by your Contract. Deposits will be taken out on a first-in, first-out basis. This may impact whether subsequent withdrawals might be subject to a CDSC. Please see Sections 7.c. Surrenders, and 7.d. Annuity Payouts, for more information regarding when a CDSC may be applied.
We use the following general approach to calculating your CDSC:
Step 1. Deposits that have been invested for longer than the applicable CDSC period can always be taken out free of any CDSC. The applicable CDSC period begins on the date we receive the Deposit. Please see the Fee Table for a description of CDSC periods applicable to your share class.
Step 2.If the amount of money that you wish to take out is less than your AWA (as described below), plus any amount from step 1, then this sum will also be paid to you without the imposition of a CDSC. No further steps will be applied.

Step 3.Assuming that steps 1 and 2 do not apply because the amount of money that you wish to take out is more than your AWA and is still subject to a CDSC, then we will deduct your AWA from the amount of the money you wish to take out and then process your request using steps 4-6.
Step 4.We will then multiply Remaining Gross Premiums (investments which have not been previously used to assess a CDSC) by a factor. For assets in the Personal Pension Account, we will then multiply Personal Pension Account Contributions that are subject to a CDSC by a factor. The factor is equal to the amount of money resulting from step 3 divided by the remaining value of your investment above the AWA. If you take a Surrender during declining market conditions, Remaining Gross Premiums will have the effect of increasing the percentage of your Contract Value that is subject to a CDSC.
Step 5. We will then take the amount of Remaining Gross Premium resulting from step 4 and multiply it by the corresponding CDSC percentage as shown in the Fee Table using the applicable CDSC schedule. Each Deposit has its own CDSC schedule regardless of whether it has been invested in the Personal Pension Account, Sub-Accounts or the FAF.
Step 6.We then deduct the CDSC calculated in step 5 from the amount of money in step 3, plus AWA and pay the remaining balance to you.
These same steps are generally used when a CDSC is charged upon Commuted Value or Annuity Payouts (as applicable under the Annuity Payout Options noted above).
Please refer to CDSC Examples 1 through 7 in Appendix B for further information about how these formulas will be applied.
When you request a withdrawal under the Contract, you may choose to have the withdrawal processed as either a gross withdrawal or net withdrawal. Your choice may impact the amount of withdrawal proceeds that you receive, as follows:
a. Gross Withdrawal – We will withdraw only the amount requested from your Contract. If your withdrawal is subject to CDSCs, other charges, or tax withholdings, you will receive the amount requested minus the applicable CDSCs, other charges, and tax withholdings. As such, you may not receive the full amount requested.
b. Net Withdrawal – To the extent necessary, we will increase the withdrawal amount so that, after the deduction of any applicable CDSCs, other charges, and/or tax withholdings, you will receive the full amount requested. Please note that CDSCs will be based on the total amount withdrawn, not the amount requested, so a net withdrawal may result in more CDSCs than a gross withdrawal.
In the absence of instructions, we will process a withdrawal request as a net withdrawal.
The following hypothetical examples help illustrate the difference between a gross withdrawal (Example 1) and a net withdrawal (Example 2).

Example 1 Gross Withdrawal	Example 2 Net Withdrawal
Assume the following: You made an initial Premium Payment of $10,000 five years ago and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs. You instruct us to process your request as a gross withdrawal.
We will deduct a CDSC as follows:

Assume the following: You made an initial Premium Payment of $10,000 five years ago and no additional Premium Payments thereafter. You request a partial withdrawal of $5,000, and you have not taken any portion of your AWA for the year. The only charges applicable to the withdrawal are CDSCs. You instruct us to process your request as a net withdrawal, or you do not provide instructions.
We will deduct a CDSC as follows:

First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC.	First, the portion of the withdrawal that is not in excess of the AWA, which is equal to 10% of total Premium Payments (i.e., $1,000), with be withdrawn without a CDSC.
We will then withdraw the remaining $4,000. A CDSC of 5%, or $200, is assessed on the withdrawal.	We will then increase the remaining amount to be withdrawn from $4,000 to $4,211. A CDSC of 5%, or $211, is assessed on the withdrawal.
The total amount withdrawn is $5,000 and your Contract Value is reduced by $5,000. The CDSC is $200. You will receive $4,800 in withdrawal proceeds.	The total amount withdrawn is $5,211 and your Contract Value is reduced by $5,211. The CDSC is $211. You will receive $5,000 in withdrawal proceeds.
All withdrawals may be subject to federal and state income taxes, including a 10% federal penalty tax if taken before age 59 ½. If you have any questions about net and gross withdrawals, please contact us or your Investment Professional.
The following are NOT subject to a CDSC:
•AWA - During a period when a CDSC may be applied, you may Surrender up to the greater of:
•5% of Deposits that would otherwise be subject to a CDSC, or
•earnings.
We compute the AWA as of the end of the Valuation Day when a partial Surrender or commutation request is received by us In Good Order.

You may not carry over unused portions of your AWA from one year to another.
•Regularly scheduled Personal Pension Account Payouts.
•Regularly scheduled Lifetime Benefit Payments and/or Threshold Payments.
•Transfers to and from the Personal Pension Account.
•If you are a patient in a certified long-term care facility or other eligible facility - CDSC will be waived for a partial or full Surrender if you, the joint Owner or the Annuitant, are confined for at least 180 calendar days to a:
•facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;
•facility certified by Medicare as a hospital or long-term care facility; or
•nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.
For this waiver to apply, you must:
•have owned the Contract continuously since it was issued,
•provide written proof of your eligibility satisfactory to us, and
•request the Surrender within ninety-one calendar days after the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if the Owner, the joint Owner or the Annuitant is in a facility or nursing home when you purchase the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver can be used any time after the first 180 days in a certified long-term care facility or other eligible facility up until ninety days after exiting such a facility. This waiver may not be available in all states.
•Upon death of the Annuitant or any Contract Owner(s) - CDSC will be waived if the Annuitant or any Contract Owner(s) dies.
•Upon Annuitization - CDSC will be waived when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows commutation.
•For RMDs - CDSC will be waived for any Annuitant subject to RMDs who Surrenders an amount equal to the RMD for for that Contract Year. All requests for RMDs must be in writing.
• For substantially equal periodic payments - CDSC will be waived if you take partial Surrenders under the AIP where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.
• Exchanges - As an accommodation, we may, at our discretion, time-credit CDSC for the time that you held an annuity previously issued by us.
•Settlements - We may, at our discretion, waive or time-credit CDSCs in connection with the settlement of disputes or if required by regulatory authorities.
Charges Against the Funds
Annual fund operating expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution charges, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses, in Section 2 Fee Table and in Appendix A.
Reduced Fees and Charges
We may offer, at our discretion, reduced fees and charges for certain Contracts (including employer-sponsored savings plans) which may result in decreased costs and expenses.
Deduction of Advisory Fee
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, that fee is in addition to Contract fees and expenses. If you elect to pay the advisory fee by taking withdrawals from your Contract Value, both you and your financial intermediary must sign an enrollment form authorizing the withdrawals and submit a fee payment request form for the specific dollar amount of the fee payment you want withdrawn from your Contract and sent to your financial intermediary. We will deduct your requested fee payment amount on a pro-rata basis from the Sub-Account Values and Fixed Accumulation Feature (if available). Your financial intermediary must submit a new fee payment request form to us for each payment. Payments will generally be processed on the same day the request is received in good order. You may revoke your authorization at any time by giving notice to us. If you elect to pay your advisory fee by taking withdrawals from your Contract Value, the deduction for that fee is subject to surrender charges and will count toward your Annual Withdrawal Amount. Withdrawals to pay advisory fees will also reduce death benefits and other guaranteed benefits under the Contract and may be subject to federal and state income taxes and a 10% federal penalty tax. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
d. Surrenders
What kinds of Surrenders are available? Before the Annuity Commencement Date:
Full Surrenders/Contract Termination - When you Surrender or terminate your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable, Premium Based Charges, if applicable, and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
For information on how termination of the Contract impacts the Personal Pension Account, please see “What effect do partial or full Surrenders have on your benefits under the rider?” in Section 6(b).
Partial Surrenders - You may request a partial Surrender of Contract Value at any time before the Annuity Commencement Date. We will deduct any applicable CDSC and Premium Based Charge, if applicable. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the AWA allowed and the CDSC will not be assessed against such amounts. Surrender of Contract Values in excess of the AWA and additional surrenders made in any Contract Year will be subject to the CDSC. You can request that we deduct these charges in either of two ways. One option, a gross withdrawal, is to deduct the CDSC and Premium Based Charge from the amount that you request. The other option, a net of charges withdrawal, is to Surrender an amount of Contract Value greater than what you requested, but after the deduction of CDSC and Premium Based Charge will result in payment to you of the amount you requested. Because the net of charges withdrawal will Surrender a greater amount of Contract Value, your CDSC and Premium Based Charge may be greater under this method. This is our default option. Please see CDSC Examples 1-5 in Appendix B.
Partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the FAF unless you direct us otherwise. A partial Surrender will reduce the value of your Contract and the Death Benefit. A partial Surrender will be subject to any applicable CDSCs, which will be deducted from the amount withdrawn or the remaining Contract Value. If deducted from remaining Contract Value, the CDSC will be allocated proportionally among the Sub-Accounts and the FAF.
There are several restrictions on partial Surrenders of Contract Value before the Annuity Commencement Date:
•the partial Surrender of Contract Value must be at least equal to $500, and
•your Total Balance must be equal to or greater than our then current minimum amount rule that we establish according to our then current policies and procedures. The minimum amount rule refers to the minimum Total Balance that you must maintain within this Contract. If you fail to comply with the minimum amount rule, we reserve the right to fully terminate your Contract. The minimum amount rule varies by Contract share class. Currently the minimum amount rule for Class I share Contracts is $500 and for Class B, C and L shares is $2,000. We may increase the minimum amount rule from time to time, but in no event shall the minimum amount rule exceed $10,000 (Class B, C, I and L shares). Please see “What effect do partial or full Surrenders have your benefits” under Future5, Future6, and Daily Lock Income Benefit for a description of the effect of the minimum amount rule when you elect one of these riders.
You may only commute all or a portion of Personal Pension Account Payouts by following the procedures described in the “After the Annuity Commencement Date” section below.
Withdrawals will reduce your standard Death Benefit on a dollar-for-dollar basis. Please consult with your investment professional to be sure that you fully understand the ways such a decision will affect your Contract.
Under certain circumstances we had permitted certain Contract Owners to reinstate their Contracts when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to us. As of October 4, 2013, we no longer allow Contract Owners to reinstate their Contracts when a Contract Owner requests a Surrender (either full or Partial).
After the Annuity Commencement Date:
Full Surrenders/Contract Termination - You may Surrender or terminate your Contract on or after the Annuity Commencement Date only if you selected Annuity Payout Options Two, Three, Five, Six or Eight. In the event you take a full Surrender and thereby terminate your Contract after electing Annuity Payout Option Two, Three, Five, or Eight, you will forfeit the life contingent payments payable under these options. Upon Contract termination, we pay you the Commuted Value, minus any applicable CDSCs and Premium tax.
Partial Surrenders/Commutation - Partial Surrenders and/or commutation are permitted after the Annuity Commencement Date if you select Annuity Payout Option Two, Three, Five, or Six, or Eight. You may withdraw amounts equal to the Commuted Value of the payments that we would have made during the Guaranteed Payout Duration. See Personal Pension Account Example 4 in Appendix B for an illustration of Personal Pension Account Commuted Value and the computation of Guaranteed Payout Duration. If you select Annuity Payout Option Two or Eight, the Guaranteed Payout Duration will be equivalent to the Annuity Payout Value divided by the Annuity Payout amount. To qualify under these Annuity Payout

Options you must make the request before the Guaranteed Payout Duration expires. Both full and partial Surrenders of Contract Value are taken proportionally out of the Sub-Accounts and the FAF unless prohibited by your state. We will deduct any applicable CDSCs.
If you elect to withdraw the entire Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will not make any Annuity Payouts during the remaining Guaranteed Payout Duration. If you elect to withdraw only some of the Commuted Value of the Annuity Payouts we would have made during the Guaranteed Payout Duration, we will reduce the remaining Annuity Payouts during the remaining Guaranteed Payout Duration on a first-in, first-out basis. Once the Guaranteed Payout Duration has expired, you may resume receiving Annuity Payouts provided that Personal Pension Account Payouts have not been terminated based on a death of the Annuitant or Joint Annuitant, if applicable, and you have not terminated your Contract.
Annuity Payout Options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457.
What is the Commuted Value?
You may choose to accelerate Annuity Payouts under certain Annuity Payout Options to be received in one lump sum. This is referred to as commuting your Annuity Payout.
The amount that you request to commute must be at least equal to $500. There will be a waiting period of at least thirty days for payment of any lump sum commutation.
Please check with your qualified tax adviser because there could be adverse tax consequences for commutation of your Personal Pension Account Payouts. If you commute a portion or all of your Personal Pension Account Payouts and take direct receipt of the funds, a 1099 will be issued the following year noting the entire distribution as being taxable.
Upon commutation, the Annuity Payout Value or the remaining Guaranteed Payout Duration payments, as applicable, will be discounted based on an interest rate that we determine at our discretion (the discount rate). The discount rate may be different than the interest rate used to establish Payout Purchase Rates. We determine the discount rate based on a number of factors including then current interest rate(s), investment assumptions and the additional anti-selection and mortality risk we incur by permitting commutation. The higher the discount rate and CDSC, if applicable, the lower the amount that you will receive. Please see CDSC Examples 6-7 in Appendix B.
Commuted Value of your Personal Pension Account will be less than your Annuity Payout Value. Except as provided in the immediately preceding section, commutation does not affect resumption of life contingent Personal Pension Account Payouts at the conclusion of the applicable Guaranteed Payout Duration.
Commuted Value is determined on the day we receive your written request.
How do you request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing or by telephone. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.
We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:
•the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,
•your tax withholding amount or percentage, if any, and
•your disbursement instructions, including your mailing address.
You may submit this form via mail or fax.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests
To request a partial Surrender by telephone or internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine.
We may modify the requirements for telephone and/or internet redemptions at any time.
Telephone and internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders and Personal Pension Account Payouts. Personal Pension Account Payouts shall be considered to be partial annuitizations as such term is defined under the Code. If you make a Surrender or take a Personal Pension Account Payout prior to age 59½, there may be adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment or Personal Pension Account Payout. Taking these actions before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. Consult your personal tax adviser to determine whether a Surrender is permissible, with or without federal income tax penalty.
If you own more than one Contract issued by us in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.
Please see Section 13. Federal Tax Considerations for more information.
e. Annuity Payouts
Generally speaking, when you annuitize your Contract, you begin the process of converting Accumulation Units into what is known as the payout phase. The payout phase starts when you annuitize your Contract or with your Annuity Commencement Date and ends when we make the last payment required under your Contract. Personal Pension Account Payouts shall be considered to be partial annuitizations as such term is defined under the Code. Once you fully annuitize your Contract, you may no longer make any Deposits. You must commence taking Annuity Payouts no later than when you reach your Annuity Commencement Date. Funds allocated to the Personal Pension Account will be paid to you under Annuity Payout Options Two and Eight. Contract Value can only be annuitized under Annuity Payout Options One, Three, Four, Five and Six. Please check with your investment professional to select the Annuity Payout Option that best meets your income needs. All Annuity Payout Options are subject to availability in your state.
When do your Annuity Payouts begin?
Personal Pension Account Payouts may begin at any time, but we reserve the right to require that you own your Contract for at least six months before you start taking these payments. Contract Value may only be annuitized on the Annuity Commencement Date. Consider the age you will be when you start Annuity Payouts. Annuity Payouts started at a younger age will be greater than at an older age.
Your Annuity Commencement Date cannot be earlier than your second Contract Anniversary if choosing a fixed dollar Annuity Payout. The Annuity Commencement Date may be immediate if electing a variable dollar amount Annuity Payout. In no event, however, may the Annuity Commencement Date be later than:
•The later of the Annuitant’s 90th birthday (or if the Owner is a Charitable Remainder Trust, the Annuitant’s 100th birthday), or the tenth Contract Anniversary (subject to state variation); or
•The date that you fully annuitize Accumulation Balance (assuming that no Contract Value exists as of such date). Unless otherwise requested, commencement of receipt of Personal Pension Account Payouts do not constitute an Annuity Commencement Date.
As of October 4, 2013 we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
Except as otherwise provided, the Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only thirty days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. We may change these Annuity Payout Options at any time. Once we begin to make Annuity Payouts, the Annuity Payout Option with respect to that portion of your Contract cannot be changed.
•Option One - Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
•Option Two - Life Annuity with a Cash Refund
In general, we will make Personal Pension Account Payouts as long as the Annuitant is living. However, when the Owner, joint Owner or Annuitant dies before the Annuity Commencement Date, the Death Benefit will be paid. When the Annuitant dies after the Annuity Commencement Date (and the Owner is living or deceased), then the Beneficiary will receive the Death Benefit.
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
•Option Three - Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
•Option Four - Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. Adding a joint life will usually lower the payout amount. At younger ages there is little impact, the impact is greater at older ages.When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
•Option Five - Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. Adding a joint life will usually lower the payout amount. At younger ages there is little impact, the impact is greater at older ages. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:
•Remain the same at 100%, or
•Decrease to 66.67%, or
•Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
•Option Six - Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
•Option Seven - Reserved
•Option Eight - Joint and Last Survivor Life with Cash Refund
Prior to the Annuity Commencement Date, this Annuity Payout Option provides for Personal Pension Account Payouts for as long as the Owner, Annuitant or the Joint Annuitant are alive at 100% of the applicable scheduled Payout Purchase Rate(s). The previously established Guarantee Window, Payout Purchase Rate(s), and Credited Interest Rate(s) will continue to apply for the duration of the Personal Pension Account rider. Any remaining Death Benefit shall be payable to the Beneficiary.
On or after the Annuity Commencement Date, this Annuity Payout Option provides for Personal Pension Account Payouts for as long as the Annuitant or Joint Annuitant is alive at 100% of the applicable scheduled Payout Purchase Rate(s). Any remaining Death Benefit shall be payable to the Beneficiary.
This Annuity Payout Option is only available for fixed dollar Personal Pension Account Payouts and may not be combined with Annuity Payout Option Two - Life Annuity with Cash Refund.
Pension Account Payouts will terminate upon notification of the death of the Owner, Annuitant or Joint Annuitant, whichever shall last occur, provided that the last of such deaths transpired prior to the Annuity Commencement Date. Personal Pension Account Payouts will also terminate upon notification of the death of the Annuitant or Joint Annuitant, whichever shall last occur, provided the last of such deaths transpired after the Annuity Commencement Date. Your Benefit Balance shall always remain in the Personal Pension Account while the Personal Pension Account rider is in effect.
We reserve the right to impose restrictions regarding who can serve as the Annuitant, Joint Annuitant and/or Beneficiary when selecting this Annuity Payout Option. Currently, you must designate your Spouse as the Joint Annuitant and Beneficiary when selecting this Annuity Payout Option. Except as provided below (regarding divorce proceedings), these designations may not be changed by you.
We assume that if you elected Annuity Payout Option Eight, that you also intend to elect Spousal Contract continuation in which event no portion of the Death Benefit will be paid until the last Spouse dies. However, if you prefer not to exercise these rights, you may notify us to settle the Death Benefit after the first Spouse dies.
You may make a one time election to convert to Annuity Payout Option Two upon completion of divorce proceedings provided that you become the sole, remaining Owner and Personal Pension Account Payouts have not commenced. In these circumstances:
•The Target Income Age remains the same if the older Annuitant becomes the remaining Owner. If the younger Annuitant becomes the remaining Owner, then the Target Income Age will be reset to that Annuitant’s age when making an initial investment into the Personal Pension Account plus the difference between the older Annuitant’s age when making an initial investment into the Personal Pension Account and the previously stated Target Income Age. For example, if the older Annuitant was age 70 upon initial Personal Pension Account investment and the Target Income Age selected was 75 (a difference of 5 years), then the new Target Income Age corresponding with the younger remaining Annuitant (Spouse) will equal his or her age upon the initial Personal Pension Account investment (assume age 60 in this case) + 5, or age 65.
•The Credited Interest Rate schedule will only be reset based on the remaining Owner’s age after age 79. Payout Purchase Rates will be reset based on the remaining Owner’s age and gender as of the date of conversion.
This option is only available for Personal Pension Account Payouts (fixed dollar amount Annuity Payout). We reserve the right to approve the designation of the Owner, joint Owner, Annuitant(s) and/or Beneficiary for the purposes of establishing benefits under this Annuity Payout option.
The Joint Annuitant designated for Option Eight shall also be the Joint Annuitant under Annuity Payout Options Four and Five, if you elected to annuitize Contract Value. Election of Option Eight does not mean you are required to elect Annuity Payout Options Four or Five to annuitize any Contract Value portions of your Contract. This Annuity Payout Option will not be available to custodian-owned qualified contracts, or contracts with other non-natural owner types (trusts, including charitable remainder trusts, corporations, municipalities, etc.). Please see Section 10.c. Personal Pension Account for additional information.
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
You cannot terminate your Contract once Annuity Payouts begin, unless you have selected Annuity Payout Options Two, Three, Five, Six or Eight. A CDSC, if applicable, may be deducted. Please see CDSC Example 6 in Appendix B.
Annuity Payout Options Two and Eight are only available for Personal Pension Account Payouts from the Personal Pension Account. Annuity Payout Options One, Three, Four, Five and Six are only available for Annuity Payouts from the FAF or Sub-Accounts.
For certain qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts
If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under Annuity Payout Option Three. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:
•monthly,
•quarterly,
•semi-annually, or
•annually.
Annual Annuity Payouts are less than 12 times the monthly payout amount due to a modal factor based on the AIR for variable Annuity Payouts or minimum interest rate for fixed Annuity Payouts. Once you select a frequency, it cannot be changed. When selecting a frequency other than monthly, the Payout Purchase Rate used to determine Annuity Payouts will be adjusted by a factor. The factor accounts for the current value of accelerated Payouts, and will result in a Payout that is less than the sum of each monthly Payout that would have been paid during the same period of time. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. Fixed dollar Annuity Payouts do not change. Variable dollar Annuity Payouts change with every payout. A lower AIR will start with a lower payout amount. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. If you elect the Personal Pension Account, your Annuity Payout Option may only be a fixed dollar amount.
•Fixed Dollar Amount Annuity Payouts
Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us. Annuity purchase rates may vary based on the aspect of the Contract annuitized.
•Variable Dollar Amount Annuity Payouts
Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:
•the Annuity Payout Option chosen,
•the Annuitant’s attained age and gender (if applicable),
•the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and
•the Assumed Investment Return (“AIR”).
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. A lower AIR will start with a lower payout amount. The degree of the fluctuation will depend on the AIR you select.
You can select one of the following AIRs offered, subject to state variations:

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919	5%	0.999866	6%	0.999840
The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.
•Combination Annuity Payout
You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

8. Benefits Under the Contract
The following table summarizes information about the benefits under the Contract.

Optional Benefits (No Longer Available For Election)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
MAV V	•Guaranteed minimum death benefit •Provides an enhanced death benefit that may increase the amount payable upon death compared to the standard death benefit	1.50% (as a percentage of daily Contract Value)
•Investment restrictions limit available investment options
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Transfers to the Personal Pension Account may significantly reduce the death benefit
•Increases to Maximum Anniversary Value are only calculated prior to the 81st birthday
•Annuitizing the Contract will eliminate the benefit

Return of Premium V	•Guaranteed minimum death benefit •Provides an enhanced death benefit that may increase the amount payable upon death compared to the standard death benefit	0.75% (as a percentage of the death benefit)
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Transfers to the Personal Pension Account may significantly deduce the death benefit
•Annuitizing the Contract will eliminate the benefit

Legacy Lock	•Guaranteed minimum death benefit •Provides an enhanced death benefit that may increase the amount payable upon death compared to the standard death benefit	1.50% (as a percentage of death benefit)
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Transfers to the Personal Pension Account may significantly deduce the death benefit
•Annuitizing the Contract will eliminate the benefit

Maximum Daily Value	•Guaranteed minimum death benefit •Provides an enhanced death benefit that may increase the amount payable upon death compared to the standard death benefit	1.50% (as a percentage of death benefit)
•Investment restrictions limit available investment options
•Withdrawals may significantly reduce the death benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Transfers to the Personal Pension Account may significantly deduce the death benefit
•Increases to the Maximum Daily Value are only calculated to the 81st birthday
•Annuitizing the Contract will eliminate the benefit

Future5
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if conditions are satisfied
•Includes an annual automatic step-up feature that may increase the benefit
2.00% for Single and 2.50% for Joint (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals cannot begin until the relevant covered life attains age 59-1/2
•Early and excess withdrawals may significantly reduce or terminate the benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Withdrawals reduce the potential for step-ups
•Withdrawals may terminate the deferral period
•Automatic step-ups waived if you declined fee increase
•Benefit base cannot be more than $5 million
•Premium Payments may be subject to restrictions
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Future6
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if conditions are satisfied
•Includes an annual automatic, uncapped step-up feature that may increase the benefit
1.75% for Single and 2.50% for Joint (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals cannot begin until the relevant covered life attains age 59-1/2
•Early and excess withdrawals may significantly reduce or terminate the benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Withdrawals reduce the potential for step-ups
•Withdrawals may terminate the deferral period
•Automatic step-ups waived if you declined fee increase
•Benefit base cannot be more than $5 million
•Premium Payments may be subject to restrictions
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Daily Lock
•Guaranteed minimum lifetime withdrawal benefit
•Provides for guaranteed yearly withdrawals/payments until the death of the covered live(s) if conditions are satisfied
•Includes an annual automatic step-up feature that may increase the benefit
2.50% (as a percentage of Payment Base)
•Investment restrictions limit available investment options
•Guaranteed withdrawals/payments cannot begin until the relevant covered life attains age 59-1/2
•Early and excess withdrawals may significantly reduce or terminate the benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Withdrawals reduce the potential for step-ups
•Withdrawals may terminate the deferral period
•Automatic step-ups waived if you declined fee increase
•Benefit base cannot be more than $5 million
•Premium Payments may be subject to restrictions
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Safety Plus	•Guaranteed minimum lifetime withdrawal benefit •Provides a guarantee of premium after 10 years if conditions are satisfied	2.50% (as a percentage of Guaranteed Accumula- tion Benefit)
•Investment restrictions limit available investment options
•Early and excess withdrawals may significantly reduce or terminate the benefit
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit by more than the amount withdrawn
•Benefit base cannot be more than $5 million
•Premium Payments may be subject to restrictions
•Annuitizing the Contract may eliminate the benefit
•Deferral Option is not available

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
InvestEase®	Electronic transfer of funds from your bank account into your Contract	•Minimum amount for each transfer is $50
Asset Allocation Models	Model allocations among investment options that may be based on factors such as, e.g., risk, time horizon, or certain funds of fund families
•Must invest all Premium Payments in a selected model
•May participate in only one model at a time
•Models cannot be combined with other models or individual investment option elections
•May be required to select a model under a benefit's investment restrictions
•May switch models up to 12 times per year, subject to any applicable investment restrictions
•Participation subject to quarterly rebalancing

Asset Rebalancing	Allows you to automatically rebalance Contract Value in the Sub-Accounts at a specified frequency to the asset allocation percentages that you previously selected.	•Only one set of asset allocation instructions at a time •FAF excluded
Dollar Cost Averaging - Fixed Amount DCA	Provides for automatic, periodic transfers of fixed amounts from the FAF to other investment options	•FAF may not be available for investment •Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Dollar Cost Averaging - Earnings/Interest DCA	Provides for automatic, periodic transfers of earnings or interest from investment options to other investment options	•FAF may not be available for investment •Transfers may be monthly or quarterly •Must perform at least three transfers to remain in the program
Automatic Income Program	Provides for automatic, periodic partial withdrawals up to 10% of total Premium Payments, or up to the allowable limit under an optional benefit, each Contract Year, without any early withdrawal charges
•Partial withdrawals may occur monthly, quarterly, semi-annually or annually
•Minimum amount of each withdrawal is $100
•Amounts withdrawn count towards the AWA and any applicable optional benefit withdrawal limits

Death Benefit	Upon the Contract Owner's or Annuitant's death during the Accumulation Period, provides for payment of Total Balance
•Partial withdrawals or transfers to or from the Personal Pension Account may significantly reduce the benefit, including by more than the amount withdrawn
•Terminates upon entering the Annuity Period
•Advisory fee withdrawals impact the benefit in the same manner as any other partial withdrawal, therefore such withdrawals may significantly reduce the benefit on a dollar-for-dollar basis

Hospital or Skilled Health Care facility confinement waiver (Nursing Home Waiver)	Provides a waiver of surrender charges if a covered person is confined to a defined facility	•A covered person must meet the preset conditions for a preset amount to time to qualify for the waiver of surrender charges on a full or partial withdrawal.
9. Death Benefits
a. Standard Death Benefit
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant, if applicable, dies before we begin to make Annuity Payouts. The Standard Death Benefit is equal to your Total Balance (less Premium Based Charge, if applicable) calculated as of the Valuation Day when we receive a certified death certificate or other legal document acceptable to us. The calculated Death Benefit will remain invested according to the Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the FAF and Personal Pension Account for each Beneficiary’s portion of the proceeds.
We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed the greater of:
a.the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under applicable Contracts and riders; or
b.the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction. In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
The Standard Death Benefit is payable in addition to your Personal Pension Account Death Benefit.
Please see the heading entitled “What kinds of Surrenders are available? - Before the Annuity Commencement Date” in Section 4.c Surrenders. Taking excess partial Surrenders may significantly negatively affect your Death Benefit. Please consult with your investment professional before making excess partial Surrenders to be sure that you fully understand the ways such a decision will affect your Contract.
Withdrawals to Pay Advisory Fees
If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services, and you direct us to deduct your advisory fees from your Contract Value, we will treat that deduction as a withdrawal from your Contract Value. The deduction for that fee will reduce death benefits and other guaranteed benefits under the Contract. If your withdrawal is in excess of the applicable withdrawal limits, it can severely affect the value of any guaranteed death benefit under your Contract. Such withdrawals may reduce your benefits on a proportional basis rather than by the dollar amount actually surrendered and it can severely affect he value of any guaranteed death benefit. Contract Owners should discuss the impact of deducting advisory fees from Contract Value with their financial intermediaries prior to making any election.
Example: This hypothetical example shows only the impact to the total Premium Payments component of a hypothetical death benefit. Other components have a different treatment. In this example, partial surrenders reduce the total Premium Payments proportionally. The total Premium Payments equal $100,000. There is a 1 percent annual advisory fee on the initial Premium Payment which equals $1,000 per Contract year.
Each year, adjustments to the total Premium Payments are made for the partial Surrender of the advisory fee. This means each year we:
• Take the amount of the partial Surrender (advisory Fee), and
• Divide that amount by the Contract Value immediately before the partial Surrender, and
• Multiply that amount by the total Premium Payments.
For year 1 the Contract Value before the advisory fee is $120,000. The adjustment to your total Premium Payments for partial Surrenders of the advisory fee is on a proportional basis.
i. Your total Premium Payments was reduced by a factor. To determine this factor, we take the amount of the partial Surrender $1,000 divided by your Contract Value immediately before the Surrender $120,000. The proportional factor was 1 - ($1,000/$120,000) = .99167.
ii. This factor was multiplied by $100,000. The result was an adjusted total Premium Payments of $99,166.67.

For year 2 the Contract Value before the advisory fee is $95,000. The adjustment to your total Premium Payments for partial Surrenders of the advisory fee is on a proportional basis.
i. Your total Premium Payments was reduced by a factor. To determine this factor, we take the amount of the partial Surrender $1,000 divided by your Contract Value immediately before the Surrender $95,000. The proportional factor was 1 - ($10,000/$95,000) = .98947.
ii. This factor was multiplied by $99,166.67. The result was an adjusted total Premium Payments of $98,122.81.
Please see the Optional Rider Comparison Chart in Appendix C for a comparison of death benefits.
b. Return of Premium V
Objective
To provide a Death Benefit equal to the greater of Premium Payments adjusted for Surrenders or Contract Value, minus Premium Based Charges, if applicable, that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:
•Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
When can you buy the rider?
The Return of Premium V rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit on each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the FAF. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.
We can not increase the rider fee once you elect the rider. However, in the event of a change in ownership or upon Spousal Contract continuation, the fee for the rider will be based on the Contract Value on the date of any such change plus Premium Payments received after such date, adjusted for Surrenders.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the higher of A or B:
A = Contract Value (minus Premium Based Charges, if applicable) or
B = Premium Payments adjusted for Surrenders.
See the Return of Premium V Examples 1 and 2 in Appendix B.
The Return of Premium V Death Benefit is payable in addition to your Personal Pension Account Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
Yes. At any time following the earliest of the fifth anniversary of the rider effective date or Spousal Contract continuation, the Contract Owner may elect to terminate this rider. If this rider is terminated, then a pro-rated rider charge will be assessed on the termination date, and will no longer be assessed thereafter. The Death Benefit will be reset to the Standard Death Benefit. No other optional Death Benefit may be elected following the termination. Please also see “Other Information” at the end of this section for other ways the rider may terminate.
A company-sponsored exchange of this rider will not be considered to be a termination by you of the rider. This rider will also terminate upon election of a Death Benefit option (described in Sections 5.e and 5.f) by the Beneficiary (excluding Spousal Contract continuation).
What effect do partial Surrenders have on your benefits under the rider?
Any and all partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Return of Premium V Examples 1-3 in Appendix B for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit to the Personal Pension Account may reduce the Death Benefit by an amount greater than the amount transferred if the Contract Value is less than your Premium

Payments adjusted for Surrenders. The Return of Premium V Transfer Limit is equal to 5% of the Premium Payment(s) adjusted for Surrenders and transfers to and from the Personal Pension Account; or if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Return of Premium V Examples 1-3 in Appendix B.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is younger than the maximum rider age limitation at the time of the change.
An ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the oldest Owner after the change is equal to or older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Generally, Yes. If the Owner dies and the sole Beneficiary at the time of death, is the deceased Owner’s Spouse we will increase the Contract Value to the Death Benefit, if the Death Benefit is greater than the Contract Value on the date of due proof of death. The Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If the Owner or the Annuitant is equal to or older than the maximum age limitation at the time of the Spousal Contract continuation and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
No. We reserve the right to impose investment restrictions in the future.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purpose of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed a maximum of:
a.the aggregate Deposits, modified by adjustments for partial Surrenders or payouts under all applicable contracts and riders; or
b.the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:
•Please see the Optional Rider Comparison chart in Appendix C for a summary of the differences between all optional riders.
•The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment. If we terminate the rider, it cannot be re-elected by you.

•Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, may trigger a proportionate reduction to your Death Benefit.
•Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
c. Maximum Anniversary Value V
Objective
To provide a Death Benefit equal to the greatest of: (a) Maximum Anniversary Value, (b) Premium Payments adjusted for Surrenders or (c) Contract Value that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts. Please consider the following prior to electing this rider:
•This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.
•Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
When can you buy the rider?
The Maximum Anniversary Value V rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit and is taken on each Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the FAF. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. See Maximum Anniversary Value V Example 4 in Appendix B.
The rider charge will not increase after you elect the rider unless there is a change in ownership or upon Spousal Contract continuation.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the greatest of A, B or C:
A =    Contract Value (minus Premium Based Charges, if applicable);
B =    Premium Payments adjusted for partial Surrenders; or
C =    Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments: (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
See Maximum Anniversary Value V Example 1 in Appendix B.
If we permit you to elect this rider after the Contract has been issued, the starting values for Contract Value, Premium Payments and Maximum Anniversary Value will all be reset to Contract Value as of the Valuation Day that you elect this rider. Contract Value and Premium Payments prior to election of the rider (as well as those values that would have been used to set the Maximum Anniversary Value had this rider been elected upon Contract issuance), will be disregarded.
The Maximum Anniversary Value V Death Benefit is payable in addition to your Personal Pension Account Death Benefit. Even though your Benefit Balance is not subject to principal protection under this rider, any portions of your Benefit Balance transferred to Sub-Accounts and/or the FAF are also considered to be part of the Contract Value used to compute this Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. However, we may terminate this rider upon Spousal Contract continuation, Ownership changes, assignment and/ or violation of the investment restrictions. Please also see “Other Information” at the end of this section.
What effect do partial Surrenders have on your benefits under the rider?
Any and all partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the

Contract Value is less than your Premium Payments. See Maximum Anniversary Value V Example 2 in Appendix B for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit may reduce the Death Benefit by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments. The Maximum Anniversary Value V Transfer Limit is equal to 5% of the greatest of (a) Premium Payments adjusted for partial Surrenders and transfers to or from the Personal Pension Account, or (b) Maximum Anniversary Value; or if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Maximum Anniversary Value V Examples 2, 3 and 5 in Appendix B for an illustration of this calculation.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider’s effective date.
Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the Death Benefit is reset, we will disregard the previously established Contract Value, Premium Payment and Maximum Anniversary Value and reset each of these values to your then current Contract Value. If the rider is not available for sale at the time of the ownership change, and if the oldest Owner at the time of the ownership change is older than the maximum age limitation, then we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final prorated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Yes. If the Owner dies and the sole Beneficiary at the time of death is the deceased Owner’s Spouse, we will increase the Contract Value to the Maximum Anniversary Value, if greater than the Contract Value on the date of due proof of death. The Spouse may elect to continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If any Owner or the Annuitant is older than the age limitation of the rider at the time of the Spousal Contract continuation and/or this rider (or a similar rider, as we determine) is not available for sale, then we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix A. These models are rebalanced quarterly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a change in owner, Annuitant or any Joint Annuitant.
Upon reinstatement of your rider, your Premium Payments will be reset to equal the lower of the Contract Value as of the Valuation Day of the reinstatement or the Premium Payments prior to the termination. If applicable, your Maximum Anniversary Value will be reset at the lower of the Contract Value or Maximum Anniversary Value prior to the revocation as of the date of the reinstatement. We will deduct a pro-rated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement. Violation of these investment restrictions could result in a serious erosion of the value in this rider.
It may be presumed that investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
If you elect this rider in combination with an optional benefit such as Safety Plus, Future5, Future6, or Daily Lock Income Benefit then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to approve all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed a maximum of:
a.the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and riders; or
b.the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:
•Please see the Optional Rider Comparison chart in Appendix C for a summary of the differences between all optional riders.
•The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.
•The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.
•Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.
• Transfers made pursuant to an AIP may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.
•Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
d. Legacy Lock
Objective

To provide a Death Benefit equal to the greater of: (a) Enhanced Return of Premium ("EROP) (Premium Payments adjusted for certain partial Surrenders and transfers to the Personal Pension Account as described below); or (b) Base Return of Premium. Base Return of Premium is hereafter referred to as Return of Premium V Death Benefit and is described in section 9.b.
Please consider the following prior to electing this rider:
•This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.
•Lifetime Benefit Payments taken under Future6, or Daily Lock Income Benefit will not reduce the value of the EROP component of this Death Benefit.
•Partial Surrenders that exceed the Future6, or Daily Lock Income Benefit Lifetime Benefit Payment and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
•The EROP component of this Death Benefit reduces to zero if your Contract Value falls below the minimum amount rule.
This rider was formerly known as Future6 DB.
When can you buy the rider?
The Legacy Lock rider is no longer available for purchase (including adding it to existing Contracts).
How is the charge for this rider calculated?
The fee for the rider is based on the greater of (a) EROP or (b) Return of Premium V Death Benefit on each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary. A prorated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value, excluding the FAF. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider fee may be increased (i) at each Contract Anniversary, (ii) in the event of a change in ownership or (iii) upon Spousal Contract continuation. The rider fee may not exceed the Maximum shown in the "Fees and Expenses" section of this prospectus.
Is this rider designed to pay you Death Benefits?
Yes. The Death Benefit is equal to the greater of: (a) EROP (Premium Payments adjusted for certain partial Surrenders and transfers to the Personal Pension Account as described below); or (b) Return of Premium V Death Benefit (as described in section 9.b.).
See the Legacy Lock Examples 1 and 2 in Appendix B.
The Legacy Lock is payable in addition to your Personal Pension Account Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. However, if your Future6 or Daily Lock Income Benefit rider is terminated for any reason, this rider will also terminate. Please see “Other Information” below for other conditions which may result in termination of the rider.
What effect do partial Surrenders have on your benefits under the rider?
Death Benefit Step-Up
The EROP component of Legacy Lock is eligible for an automatic one-time step-up to the Contract Value upon a first partial Surrender or upon the first transfer to the Personal Pension Account in excess of the Transfer Limit. The step-up will occur if the Contract Value is greater than the EROP value on the Valuation Day prior to the first (i) partial Surrender or (ii) transfer to the Personal Pension Account in excess of the Transfer Limit.
Enhanced Return of Premium Component of Legacy Lock
The EROP component equals 100% of Premium, adjusted by some Surrenders as described below. EROP will be increased by subsequent Premium Payments and Transfers from the Personal Pension Account and may be eligible for a one-time step-up.
Cumulative partial Surrenders during a Contract Year that are equal to or less than your Future6, or Daily Lock Income Benefit Lifetime Benefit Payment will not reduce the EROP component of your Death Benefit. Cumulative partial Surrenders during a Contract Year that are equal to or less than your Future6 or Daily Lock Income Benefit Threshold Payment will reduce the EROP component on a dollar-for-dollar basis.
Cumulative partial Surrenders during a Contract Year that exceed your Future6 Lifetime Benefit Payment or Threshold Payment will reduce the EROP component on a proportionate basis provided the exception described in the following paragraph does not apply. Such partial Surrender(s) may reduce the EROP component by an amount greater than the amount Surrendered if the Contract Value is less than your Premium Payments. See Legacy Lock Examples 1 and 2 in Appendix B for an illustration of this calculation.

If partial Surrenders are taken in excess of the Lifetime Benefit Payment after your Lifetime Income Eligibility Date and withdrawn under the AIP to satisfy RMDs, the partial Surrender will not reduce the EROP component. Any additional partial Surrender will reduce the EROP component proportionally if taken above the RMD amount and outside of the AIP.
Any and all transfers to the Personal Pension Account will reduce the EROP component. Transfers within the Transfer Limit will reduce the EROP component on a dollar-for-dollar basis. Transfers in excess of the Transfer Limit will reduce the EROP component on a proportionate basis. A transfer above the Transfer Limit to the Personal Pension Account may reduce the EROP component by an amount greater than the amount transferred if the Contract Value is less than your Premium Payments adjusted for Surrenders. The Legacy Lock Transfer Limit is equal to 5% of the highest of (a) EROP; (b) Return of Premium V Death Benefit; or (c) if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Legacy Lock Examples 1 and 2 in Appendix B.
Your Contract Value can be impacted by taking partial Surrenders, transfers to or from the Personal Pension Account, adding subsequent Premium Payments, contract fees and market performance. If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount rule (equal to the greater of (i) the Contract minimum amount rule described in section 4.c or (ii) one Lifetime Benefit Payment under any optional guaranteed minimum withdrawal benefit rider) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below this minimum amount rule, we will no longer accept subsequent Premium Payments. In addition, The EROP component of your Death Benefit will be reset to equal zero. The Death Benefit will then be equal to the greater of: (a) EROP or (b) Return of Premium V.
You may then either make a full Surrender and terminate your Contract and rider, or you may continue your Contract. If you continue your Contract, you must transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days or we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.
How will I know whether my Contract Value is approaching the minimum amount rule?
We will provide you with periodic notifications as your Contract Value decreases and approaches the minimum amount rule. However, if you make a large enough partial surrender, or there is a severe enough market correction affecting your Contract Value, it could have the effect of suddenly or unexpectedly dropping your Contract Value below the minimum amount rule.
What options will I have as I approach the minimum amount rule or fall unexpectedly below it?
If your Contract Value falls below the minimum amount rule we will notify you that you must either (i) choose to begin Lifetime Benefit Payments under your Future6 or Daily Lock Income Benefit, or (ii) defer the Lifetime Benefit Payments and maintain the EROP component of your Contract’s death benefit. If your Contract Value falls below the minimum amount rule due to a partial surrender, we will notify you of your options at that time. If your Contract Value is below the minimum amount rule at the time of your Contract Anniversary due to adverse market performance and/or rider fees, we will notify you at that time.
If you choose to begin Lifetime Benefit Payments, the EROP component will be set to zero. The Lifetime Benefit Payments will no longer reduce your Contract Value. The Return of Premium V death benefit component will continue to be reduced by Lifetime Benefit Payments. This election may not be reversed.
If, instead, you choose to defer Lifetime Benefit Payments and maintain the EROP component, this election can be changed at any time and Lifetime Benefit Payments can begin or resume, as the case may be.
Keep in mind, however, that the EROP component cannot be maintained beyond the Annuity Commencement Date.
What happens if you change ownership?
We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is younger than the maximum rider age limitation at the time of the change.
Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of the Death Benefit. If the oldest Owner after the change is equal to or older than the maximum age limitation, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Generally, yes. If the Owner dies and the sole Beneficiary at the time of death, is the deceased Owner’s Spouse we will increase the Contract Value to the greater of the EROP or the Return of Premium V Death Benefit, if either is greater than the Contract Value on the date of due proof of death. The Spouse may continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If the Owner or the Annuitant is equal to or older than the maximum age limitation at the time of the Spousal Contract continuation and/or this rider (or similar rider, as we determine) is not available for sale, we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
Except as otherwise provided, if you elect to annuitize your Contract before reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract's Contract Value must be annuitized or surrendered. Once Annuity Payouts begin, the Death Benefit ends. This rider terminates once you (i) either elect or are required to take an Annuity Payout Option of your Contract's Contract Value, or (ii) elect an annuitization option in order to continue the Lifetime Benefit Payment under a living benefit rider. Annuitization of Personal Pension Account Contributions under Payout Options Two and Eight will not terminate the rider.
Are there restrictions on how you must invest?
Yes. You must concurrently elect Future6 and abide by the Future6 investment restrictions or you must concurrently elect Daily Lock Income Benefit and abide by the Daily Lock Income Benefit investment restrictions in order to maintain this rider.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary following the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purpose of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed a maximum of:
a.the aggregate Deposits, modified by adjustments for partial Surrenders or payouts under all applicable contracts and riders; or
b.the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:
•Please see the Optional Rider Comparison chart in Appendix C for a summary of the differences between all optional riders.
•You can only elect this rider if you elect Future6, or Daily Lock Income Benefit. You will be required to invest according to the Future6, or Daily Lock Income Benefit investment restrictions, as applicable.
•You will automatically receive a one-time step-up of the EROP to the Contract Value, if greater, upon the first partial Surrenders or transfer to the Personal Pension Account in excess of the Transfer Limit. We will not provide a notice prior to applying this step-up.
•If your Contract Value is reduced below the minimum amount rule, the EROP component of the Death Benefit will be reduced to zero. Please see Section 7.c. Surrenders for more information regarding the minimum amount rule. This has the effect of providing a Death Benefit that was reduced by all prior partial Surrenders, including Lifetime Benefit Payments and all transfer to the Personal Pension Account. In addition, any step-up applied to the EROP component of the Death Benefit will be lost.
•The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, and/or assignment or if Future6, or Daily Lock Income Benefit rider is terminated.
•If we terminate the rider, it cannot be re-elected by you.
•Legacy Lock is referred to as Enhanced Return of Premium Death Benefit Rider in your Contract.
•Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
e. Maximum Daily Value
Objective

To provide a Death Benefit equal to the greatest of: (a) Maximum Daily Value, (b) Premium Payments adjusted for Surrenders and transfers to the Personal Pension Account, or (c) Contract Value (minus Premium Based Charges, if applicable) that we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts.
Please consider the following prior to electing this rider:
•This rider has investment restrictions. Violation of the investment restrictions may result in termination of this rider.
•Partial Surrenders and excess transfers to the Personal Pension Account may reduce the benefit proportionally, as described below.
When can you buy the rider?
The Maximum Daily Value rider is closed to new investors (including existing Owners).
How is the charge for this rider calculated?
The fee for the rider is based on the Death Benefit and is taken on each Contract Anniversary. This rider fee will be automatically deducted from your Contract Value on your Contract Anniversary prior to all other financial transactions. A pro-rated charge will be deducted in the event of a full Surrender of this Contract. The charge for the rider will be withdrawn from each Sub-Account in the same proportion that the value of each Sub-Account bears to the total Contract Value excluding the FAF. The rider charge will not be applied to the Personal Pension Account Benefit Balance. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts.
The rider charge may increase after you elect the rider if there is a change in ownership or upon Spousal Contract continuation.
Is this rider designed to pay you Death Benefits?
Yes. This Death Benefit is equal to the greatest of A, B or C:
A = Contract Value (minus Premium Based Charges, if applicable);
B = Premium Payments (including Premium Payments made after you purchase the Contract) adjusted for partial Surrenders and transfers to the Personal Pension Account; or
C = Maximum Daily Value uo to the oldest owner or Annuitant's 81st birthday
See Maximum Daily Value Example 1 in Appendix B.
The Maximum Daily Value Death Benefit is payable in addition to your Personal Pension Account Death Benefit. Even though your Benefit Balance is not subject to principal protection under this rider, any portions of your Benefit Balance transferred to Sub-Accounts and/or the FAF are also considered to be part of the Contract Value used to compute this Death Benefit.
Does this rider replace the standard Death Benefit?
Yes. However, if you contribute to the Personal Pension Account you will also have a Personal Pension Account Death Benefit payable prior to the Annuity Commencement Date.
Can you terminate this rider?
No. Please see Other Information at the end of this section for conditions which may result in termination of the rider.
What effect do partial Surrenders have on your benefits under the rider?
Partial Surrenders, whether individually or in the aggregate, will reduce your Death Benefit on a proportionate basis if you have not elected Future5 or Daily Lock Income Benefit. If you have elected an optional withdrawal benefit, partial Surrenders up to a Threshold Payment or Lifetime Benefit Payment, as applicable, will reduce your Death Benefit on a dollar-for-dollar basis and any partial Surrenders in excess of such amounts shall reduce your Death Benefit on a proportionate basis. A partial Surrender may reduce the Death Benefit by an amount greater than the amount Surrendered if the Contract Value is less than your Maximum Daily Value or if the Contract Value is less than net Premium Payments. See Maximum Daily Value Examples 2 and 3 in Appendix B for an illustration of this calculation.
Any and all transfers to the Personal Pension Account will reduce your Death Benefit. Transfers within the Transfer Limit will reduce your Death Benefit on a dollar-for-dollar basis. Transfers to the Personal Pension Account in excess of the Transfer Limit will reduce your Death Benefit on a proportionate basis. A transfer above the Transfer Limit may not reduce your Death Benefit by the same dollar amount as it would reduce your Contract Value. The adjustment to your Death Benefit may be lower or higher than the adjustment to your Contract Value. The Maximum Daily Value Transfer Limit is equal to 5% of the greatest of (a) Premium Payments adjusted for partial Surrenders, (b) Maximum Daily Value; or (c) if an ownership change or Spousal Contract continuation is processed, 5% of the Contract Value on the effective date of such change plus Premium Payment(s) received after the effective date of such change. See Maximum Daily Value Example 4 in Appendix B for illustrations of this calculation.
If you elect another optional rider, partial Surrenders (including Lifetime Benefit Payments and Threshold Payments) may affect those other riders differently than they affect this rider.
What happens if you change ownership?

We reserve the right to approve all ownership changes. Certain approved changes in ownership before the Annuity Commencement Date may cause a recalculation of the Death Benefit. Any ownership change made within the first six months from the Contract issue date (if prior to the Annuity Commencement Date) will have no impact on the rider values as long as each succeeding Owner is less than the maximum rider age limitation at the time of the change. We also reserve the right to require you to reallocate investments according to then applicable investment restrictions in the event of an ownership change after six months from the rider’s effective date.
Any ownership change made after the first six months of the Contract issue date (if prior to the Annuity Commencement Date) will cause a recalculation of this Death Benefit. If the Death Benefit is reset, we will disregard the previously established Contract Value, Premium Payment and Maximum Daily Value and reset each of these values to your then current Contract Value. If the rider is not available for sale at the time of the ownership change, and if the oldest Owner at the time of the ownership change is older than the maximum age limitation, then we will terminate this rider and the Death Benefit will be reset to the standard Death Benefit. A final prorated rider charge will be assessed on the termination date, and then will no longer be assessed.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Death Benefit?
Yes. If the Owner dies and the sole Beneficiary at the time of death is the deceased Owner’s Spouse, we will increase the Contract Value to the Maximum Daily Value, if greater than the Contract Value on the date of due proof of death. The Spouse may elect to continue the Contract and this rider, if then available. This right may be exercised only once during the term of the Contract.
If any Owner or the Annuitant is older than the age limitation of the rider at the time of the Spousal Contract continuation and/or this rider (or a similar rider, as we determine) is not available for sale, then we will terminate this rider and the Death Benefit will be reset to the Standard Death Benefit. A final pro-rated rider charge will be assessed on the termination date, and then will no longer be assessed.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, at our discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules. This rider terminates once an Annuity Payout Option (other than Annuity Payout Option Two or Eight) is elected and the Death Benefit terminates.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix D. These models are rebalanced quarterly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) is merged into another fund, (ii) changes investment objectives, (iii) closes to further investments, and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 7.a for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a change in owner, Annuitant or any Joint Annuitant.
Upon reinstatement of your rider, your Premium Payments will be reset to equal the lower of the Contract Value as of the Valuation Day of the reinstatement or the Premium Payments prior to the termination. If applicable, your Maximum Daily Value will be reset at the lower of the Contract Value or Maximum Daily Value prior to the revocation as of the date of the reinstatement. We will deduct a pro-rated rider charge on your Contract

Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement. Violation of these investment restrictions could result in a serious erosion of the value in this rider.
It may be presumed that investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
If you elect this rider in combination with an optional benefit such as Safety Plus, Future5, Future6 or Daily Lock Income Benefit then in the event of a conflict between the investment restrictions above and those set forth in such optional riders, the investment restrictions in such optional riders shall prevail.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to approve all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. We reserve the right to treat all deferred variable annuities that you buy from us as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us will never exceed a maximum of:
a.the aggregate Deposits, modified by adjustments for partial Surrenders and Personal Pension Account Payouts under all applicable contracts and riders; or
b.the aggregate Total Balance plus $1 million.
Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:
•Please see the Optional Rider Comparison chart in Appendix C for a summary of the differences between all optional riders.
•The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•We may terminate this rider based upon the following conditions: Spousal Contract continuation, ownership changes, assignment and/or violation of the investment restrictions. If we terminate the rider, it cannot be re-elected by you.
•The selection of an Annuity Payout Option and the timing of the selection may have an impact on the tax treatment of the Death Benefit.
•Any partial Surrender or transfer of Contract Value into the Personal Pension Account, including enrollment in certain asset rebalancing Programs, will trigger a proportionate reduction to your Death Benefit.
•Transfers made pursuant to an AIP may violate this rider if made during the reinstatement period following a violation of investment restrictions under this rider.
•Any payment obligation we make under the Contract, including Death Benefits payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
f. How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested according to the last instructions on file and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.

If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Talcott Resolution Pathways Program” (formerly "Safe Haven"). Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. The interest rate is based upon the analysis of interest rates credited to funds left on deposit with other insurance companies under programs similar to the Talcott Resolution Pathways Program. In determining the interest rate, we also factor in the impact of our profitability, general economic trends, competitive factors and administrative expenses. The interest rate credit is not the same rate earned on assets in the FAF and is not subject to minimum interest rates prescribed by state non-forfeiture laws. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Talcott Resolution Pathways Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect to leave proceeds from the Death Benefit invested with us for up to five or ten years from the date of death of the Annuitant or Owner if death occurred before the Annuity Commencement Date. The available period (five or ten years) depends on whether the Contract is non-qualified or an IRA and the Owner's date of death. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying CDSCs, if any. The Beneficiary may not make Personal Pension Account Contributions. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.
The Beneficiary of a non-qualified Contract may also elect an Annuity Payout Option that allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations, qualifications and conditions. Not all beneficiaries will be able to elect this option.
If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below. Please see Section (C)(2)(f) in Section 13. Federal Tax Considerations for more information. If your Contract is qualified, please see Section 13. Information Regarding Tax-Qualified Plans for additional information.
I f the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner’s death. If the Contract is a qualified contract, the annuity payments may need to be modified after the death of the individual or designated beneficiary, as necessary to comply with IRS rules and regulations.
If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.
Spousal Contract Continuation — If the Contract Owner dies and the Beneficiary is the Contract Owner's spouse, the Beneficiary may elect to continue the Contract as the Contract Owner, receive the death benefit in one lump sum payment or elect an Annuity Payout Option. If the Contract continues with the spouse as Contract Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract Continuation will only apply one time for each Contract. If you do not name another Beneficiary at the time of continuation, the Beneficiary will default to your estate.
g. Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts, or receive any remaining value such as a cash refund, Benefit Balance, or receive the Commuted Value.

If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Owner	There is a surviving joint Owner	The Annuitant is living or deceased	Joint Owner receives the Death Benefit.
Owner	There is no surviving joint Owner	The Annuitant is living or deceased	Beneficiary receives the Death Benefit.
Owner	There is no surviving joint Owner and the Beneficiary predeceases the Owner	The Annuitant is living or deceased	Owner’s estate receives the Death Benefit.
Annuitant	The Owner is living	There is no named Contingent Annuitant	The Owner becomes the Contingent Annuitant and the Contract continues. The Owner may waive this presumption and receive the Death Benefit.
Annuitant	The Owner is living	The Contingent Annuitant is living	Contingent Annuitant becomes the Annuitant, and the Contract continues.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Owner	The Annuitant is living	Beneficiary becomes the Owner.
Annuitant	The Owner is living	Owner receives the payout at death.
Annuitant	The Annuitant is also the Owner	Beneficiary receives the payout at death.
These are the most common scenarios. Some of the Annuity Payout Options may not result in a payout at death.
10. Optional Withdrawal Benefits
a.a. Future5 and Future6
The Annuity Commencement Date Deferral Option is not available if you have elected the Future5 or Future6 rider.
Objective
The objective of the riders is to provide longevity guaranteed lifetime income (i.e., longevity protection) that may periodically increase based on Market Increases or Deferral Bonuses.
Please keep in mind the following aspects of the riders:
•The riders have investment restrictions. Violation of the investment restrictions may result in termination of the rider.
•Threshold Payments, partial Surrenders above a Lifetime Benefit Payment and transfers to the Personal Pension Account will reduce the rider’s benefit, as described below; and
•You may decline a rider charge increase, however, if you do so you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases. This declination is irrevocable.
How do the riders help achieve this goal?
Each of the riders provide an opportunity to receive withdrawals in the form of either Threshold Payments or Lifetime Benefit Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. Withdrawals taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date (age 59½) are called Threshold Payments and withdrawals thereafter are called Lifetime Benefit Payments.
When can you buy the riders?
The Future5 and Future6 riders are no longer available for purchase (including adding to existing Contracts). Once elected, you may not switch riders unless part of a company-sponsored exchange program.
Who are the parties in determining rider benefits?
The riders are the same in all respects other than as described herein.
We look at the age of contract parties (e.g., Contract Owner, joint Owners, Spouses, Annuitant and/or Beneficiary) when setting rider benefits (such living persons are called a Covered Life and the specific person whose life and age is used to set benefits is called the relevant Covered Life). For instance, when setting your Withdrawal Percentage, the older Covered Life is the relevant Covered Life when selecting the Single Life Option and the younger Covered Life is the relevant Covered Life when selecting the Joint/Spousal Option. We reserve the right to impose designation restrictions such as making sure that your Spouse is a joint Owner when selecting the Joint/Spousal Option.
Did buying the riders forfeit your ability to buy other riders?
Yes, buying either rider precluded you from electing the Safety Plus rider and the Daily Lock Income Benefit rider.
If you elected either the Future 5 or Future 6 rider, you were not able to elect Personal Pension Account Transfer Programs Investment Gains or Income Path Options. Please see Section 7.a. Personal Pension Account Transfer Programs.
How is the charge for the riders calculated?
Each rider has a different current charge and maximum rider charge and both are based on your Payment Base. The charge will vary based on whether you elect the rider on a single or joint/spousal basis. We will deduct the rider charge on each Contract Anniversary on a pro-rated basis from each Sub-Account.
We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. The rider charge may increase irrespective of whether you receive either a Market Increase or a Deferral Bonus. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase, however, if you do so you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases. This declination is irrevocable.
If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Payment Base immediately prior to such termination or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the riders?
Yes. The benefit bases used to set Threshold Payments or Lifetime Benefit Payments (Payment Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate as described below.
Payment Base
Your initial Payment Base is equal to your initial Premium Payment (without deduction of sales charges, if any). It will generally fluctuate based on:
•Market Increases; or
•Deferral Bonuses; and
•Subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.
On each Contract Anniversary until and including the Contract Anniversary immediately following the oldest Covered Life’s 90th birthday, the Payment Base will be reset to equal the greater of (i) your Contract Value (prior to the deduction of the rider charge) as of the Contract Anniversary (this event is referred to as a Market Increase), or (ii) your current Payment Base plus any applicable Deferral Bonus (the amount added to your Payment Base during the Deferral Bonus Period if a Market Increase does not occur). You will not receive both a Market Increase and a Deferral Bonus in the same Contract Year.
Please refer to Future5 and Future6 Examples 1-2 in Appendix B for an illustration of ways that your Payment Base may increase based on a Market Increase or Deferral Bonus.
Subsequent Premium Payments increase your Payment Base by the dollar amount of the Premium Payment. Deposits into the Personal Pension Account do not increase your Payment Base.
Partial Surrenders reduce your Payment Base in different ways depending on whether they are taken before or after your Lifetime Income Eligibility Date (age 59½) and whether they exceed the applicable limit (either the Threshold Payment or an annual Lifetime Benefit Payment).
•Partial Surrenders before the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are equal to, or less than, the Threshold Payment, then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders are greater than the Threshold Payment, then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold Payment, and (ii) proportionate basis for the amount in excess of the Threshold Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.
•Partial Surrenders after the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are (i) equal to or less than the Lifetime Benefit Payment, or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our AIP to satisfy RMD requirements, then the cumulative partial Surrender will not reduce the Payment Base. Any partial Surrenders that exceed the Lifetime Benefit Payment (provided that the RMD exception above does not apply), will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. See Future5 and Future6 Examples 2 and 3 in Appendix B for an illustration of this calculation.

Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA, but do not exceed an annual Threshold Payment or Lifetime Benefit Payment, as the case may be, will be free of any applicable CDSC.
Transfers of Contract Value to the Personal Pension Account will also reduce your Payment Base on a dollar-for-dollar basis if they are less than the Transfer Limit and proportionally for any cumulative transfers above the Transfer Limit. The Future5 and Future6 Transfer Limits will equal your applicable Withdrawal Percentage multiplied by your then current Payment Base. Please see Future5 and Future6 Examples 2 and 3 in Appendix B for an illustration of this calculation.
The Maximum Anniversary Value V, the Return of Premium V, Maximum Daily Value and Legacy Lock riders each have their own Transfer Limit, which may be a different amount that the Transfer Limit imposed by Future5 or Future6. If there is a conflict, then the Transfer Limit of Future5 or Future6 prevails. Please refer to Future5 and Future6 Examples 2 and 3 in Appendix B for an illustration of partial Surrenders and the Transfer Limit.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this limit will not be included for any benefits under the rider.
Please refer to this rider’s section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Payment Base can be recalculated following a Covered Life change. Please refer to the section entitled “How is the charge for the rider calculated?” for more information regarding the possible termination of Market Increases, Deferral Bonuses and Withdrawal Percentage increases associated with declining rider charge increases.
Partial Surrenders reduce the potential for step-ups.
Deferral Bonus Base
On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Payment Base. You will not receive a Deferral Bonus if your Market Increase is greater than or equal to your Deferral Bonus. The Deferral Bonus will vary depending on the rider version you select. The Deferral Bonus for Future5 is 5%. The Deferral Bonus for Future6 is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period. The Deferral Bonus Period will cease upon the earlier of (i) the tenth Contract Anniversary, (ii) when you take any partial Surrender, or (iii) if a transfer is made to the Personal Pension Account that is in excess of the Future5 and Future6 Transfer Limit.
When you elect this rider, your Deferral Bonus Base is equal to your initial Premium Payment (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Payment Base when a Market Increase occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
Subsequent Premium Payments or transfers from the Personal Pension Account will increase your Deferral Bonus Base by the dollar amount of the Premium Payment or transfer during the Deferral Bonus Period.
Transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are equal to or less than the Transfer Limit will reduce your Deferral Bonus Base on a dollar-for-dollar basis.
Cumulative transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are greater than the rider Transfer Limit will cause the Deferral Bonus Period to end and the Deferral Bonus Base will permanently be set to zero. Transfers or Surrenders due to a divorce settlement will end the Deferral Bonus Period and the Deferral Bonus Base will be set to zero.
Please refer to Future5 and Future6 Examples 1-2 in Appendix B for an illustration of a Deferral Bonus being applied to increase a Payment Base and when a transfer ends the Deferral Bonus Period.
Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above this limit will not be included for any benefits under the rider.
Please refer to the section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the age 59½ Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.
Threshold Payments or Lifetime Benefit Payments are calculated by multiplying your Payment Base by the applicable Withdrawal Percentage. The Withdrawal Percentage varies based on the age of the relevant Covered Life at the time of the first partial Surrender.

The applicable Withdrawal Percentages are as follows:

Age Band	Withdrawal Percentage
<59 ½ - 64	4.0%
65+	5.0%
If you elect Future5 on or after July 16, 2012, the applicable Withdrawal Percentages are as follows:

Age Band	Withdrawal Percentage
<59 ½ - 64	3.5%
65-84	4.5%
85+	5.5%
•Except as provided below, the Withdrawal Percentage will be based on the chronological age of the relevant Covered Life at the time of the first partial Surrender. If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Withdrawal Percentage age band; or
•If a partial Surrender HAS been taken, the Withdrawal Percentage will be locked at the time of the partial Surrender. Once the relevant Covered Life enters the new age band, the Withdrawal Percentage will unlock at the next Contract Anniversary only if there is a Market Increase. If there is a Deferral Bonus credited and not a Market Increase, the Withdrawal Percentage will remain locked.
Is either rider designed to pay you Death Benefits?
No.
Does either rider replace the standard Death Benefit?
No.
Can you revoke the riders?
No.
What effect do partial or full Surrenders have on your benefits under the riders?
Please refer to “Does your benefit base change under the riders?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Payment Base, Deferral Bonus Base and any future Threshold Payments or Lifetime Benefit Payments.
Prior to the Annuity Commencement Date, if (A) or (B) below occurs, then the effects described in (X) and (Y) below will take place:
(A)     on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under your Contract or (ii) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish; or
(B)     on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below (x) an amount equal to the greater of the Contract minimum rule stated under your Contract or (y) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish, then:
(X) You must transfer your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by us for purposes of the rider Minimum Amount Rule.
a)One of the approved investment options, as described above, must be elected within 10 days from the date the minimum amount was reached.
b)If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account, or other investment option(s) approved by us.
c)If you choose not to participate in one of the approved investment options, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be fully terminated.
(Y) Once the Contract Value is transferred to an approved investment option, the following rules will apply:
a)You will receive your then current Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider Minimum Amount Rule, at the frequency that you select. The frequencies will be among those offered by us at that time but will be no less frequently than annually.
b)Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.
c)We will no longer accept subsequent Premium Payments or transfer(s) from other Sub-Account(s).
d)We will waive the Annual Maintenance Fee and Rider Charge on your Contract.
e)Market increases and Deferral Bonuses, if applicable, on each Contract Anniversary will no longer apply.
If cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then we will automatically liquidate your remaining Contract Value. Any applicable CDSC will be assessed and the Contract will be terminated.
What happens if you change ownership?
Inasmuch as the riders are affected only by changes to the relevant Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of a Covered Life may cause a recalculation of the rider benefits. Covered Life changes also allow us, in our discretion, to impose then prevailing investment restrictions, as described below.
Any Covered Life change made within the first six months from the Contract Issue date will have no impact on the Payment Base or Deferral Bonus Base as long as each succeeding Covered Life is younger than the maximum age limitation of the rider at the time of the change. The Withdrawal Percentage, Lifetime Benefit Payment, and Threshold Payment, as applicable, will thereafter change based on the age of the new relevant Covered Life.
Single Life Option:
Because we no longer offer the rider, any Covered Life changes after the first six months from Contract Issue date will result in a revocation of the rider. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.
Joint/Spousal Option:
After the first six months from the Contract issue date, if partial Surrenders have not yet been taken and you and your Spouse become legally divorced, you may add a new Spouse to the Contract provided that the age limitation of the rider is not exceeded, the Payment Base and Deferral Bonus Base will remain the same. We will then recalculate your Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit based on the age of the younger Covered Life as of the date of the change. The charge for the rider will remain the same.
Alternatively, if after the first six months from the Contract issue date, if partial Surrenders have been taken or a transfer to the Personal Pension Account has been made, and you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract and the Payment Base and Deferral Bonus Base will remain the same. We will then recalculate your Withdrawal Percentage, Lifetime Benefit Payment, Threshold Payment and Transfer Limit based on the age of the remaining Covered Life as of the date of the change. These recalculations will continue to be based on the Joint/Spousal Option. You may not convert your Joint/Spousal Option election to a Single Life Option. The charge for the rider will remain the same.
If after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will revoke the rider.
Can your Spouse continue your Lifetime Withdrawal Benefit?
Single Life Option:
Because we are no longer offering such rider, at the time of Spousal Contract continuation we will revoke the rider and the rider charge will no longer be assessed.
Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:
•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;
•The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;
•The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;
•The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit will be recalculated; and
•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.

The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Payment Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. In this case, the Contract may be annuitized under our standard annuitization rules or the payment of the Lifetime Benefit Payment or Threshold Payment, as the case may be, may continue under a Life Annuity Payout Option.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, you may choose a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the relevant Covered Life determined at the Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of any Annuitant.
If the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of any Annuitant.
Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, you may choose a Joint and Last Survivor Life Annuity (Annuity Payout Option Four). The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. If only one Spouse is alive, we will issue a Life Annuity (Annuity Payout Option One) based on the surviving relevant Covered Life.
If the younger Annuitant younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
If the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us that correspond with the rider version chosen. As of the date of this prospectus, if you elect Future5, you must invest in the Portfolio Planner or Investment Strategies Asset Allocation Models or approved Funds listed in Appendix A. These models will be rebalanced quarterly. If you elect Future6, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix A. The Personal Protection Portfolio models are rebalanced monthly.
We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 7.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of this rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of this rider shall prevail.
If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Upon reinstatement, your Deferral Bonus Base will be reset at the lower of the Deferral Bonus Base prior to the termination or Contract Value as of the date of reinstatement and the Deferral Bonus Period, if applicable, will continue uninterrupted.
We may require that you comply with then prevailing investment restrictions upon Spousal Contract continuation or permissible Covered Life changes. Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under either rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. Investment restrictions may reduce the overall volatility in investment performance. Such reduced volatility may reduce the returns on investments and mitigate our guarantee obligations under the Contract.
Both rider versions require that you invest in asset allocation models. However, we are able to offer certain attributes associated with the Future6 rider, such as a higher Deferral Bonus and lower rider charges, based on our assumptions that the Personal Protection Portfolios, and particularly, the requirement to maintain 50% of your Contract Value in the BlackRock Managed Volatility V.I. Fund within these models, or 100% in the BlackRock Managed Volatility V.I. Fund, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions.
The BlackRock Managed Volatility V.I. Fund does not seek to manage volatility based on Contract Owners' allocations to the other Funds within the Personal Protection Portfolios. Instead, the BlackRock Managed Volatility V.I. Fund utilizes a volatility control process that is independent of Contract Owners allocations of Contract Value. The BlackRock Managed Volatility V.I. Fund may reduce investment returns that you might receive during favorable market conditions and may mitigate our guarantee obligations under the Contracts. In addition, the BlackRock Managed Volatility V.I. Fund may fail to achieve its investment objective, which includes managing volatility.
If you desire your Contract Value to be subject to less volatility than the Personal Protection Portfolios asset allocation models, a 100% allocation to the BlackRock Managed Volatility V.I. Fund may be more appropriate for you. You should consult with your investment professional about which investment options are best for you. Some factors you may consider and discuss with your investment professional when reviewing the updated Personal Protection Portfolios and the BlackRock Managed Volatility V.I. Fund are: your investment time horizon and risk appetite, the importance of protecting your Contract Values from volatility, the impact that managed volatility may have on your investment returns during favorable market conditions, and the likelihood that you will utilize or realize your rider benefits.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base, Deferral Bonus Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us when you have elected any similar optional withdrawal benefit rider. We will not aggregate Contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit such as Safety Plus with a contract with a guaranteed lifetime withdrawal benefit such as Future5, Future6, or Daily Lock Income Benefit. If we elect to aggregate Contracts, we will reset Lifetime Benefit Payments, partial Surrenders and Transfer Limits across aggregated Contracts. We will also reset the date we set these values to operate on a Calendar Year anniversary basis (i.e., January 1 Contract Anniversary) in lieu of multiple Contract Anniversaries.
Other information
The riders may not be appropriate for all investors. Several factors, among others, should be considered:
•Please see the Optional Rider Comparison chart in Appendix C for a summary of the differences between all optional riders.
•Your required participation in the Personal Protection Portfolio models end when the Future6 rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and BlackRock Managed Volatility V.I. Fund. You may independently invest in the BlackRock Managed Volatility V.I. Fund if you have Future6.
•If you also invest in the Personal Pension Account, transfers to the Personal Pension Account in excess of the Transfer Limit will end the Deferral Bonus Period and the Deferral Bonus Base will be zero.

•The benefits under either rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•The FAF is not available if you have elected Future6.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these benefits.
•Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of either rider or if you commence taking Threshold Payments prior to your Lifetime Income Eligibility Date. Withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.
•The determination of the relevant Covered Life is established by us and is critical to the determination of many important benefits such as the Withdrawal Percentage used to set Lifetime Benefit Payments and the Transfer Limit.
•We may withdraw either rider for new Contract sales at any time.
•Because we no longer offer the riders, when the Single Life Option is chosen, the Spouse will not be able to continue either rider after the death of the Contract Owner. Continuation of the benefits is available only in the Joint/Spousal Option.
•Annuity payout options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
•The fee for either rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 4. Fee Table.
•If you are enrolled in an AIP it is important for you to monitor the amount you may withdraw (Lifetime Benefit Payment) and compare it to the amount you are scheduled to take in the upcoming Contract Year. It may be necessary to adjust your AIP payout each year. We do not automatically adjust payments under the AIP if your Lifetime Benefit Payment changes. We will not individually notify you of this privilege.
•The purchase of these riders may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.
•Future6 is referred to as Guaranteed Minimum Withdrawal Benefit Plus in your Contract. Future5 is referred to as Guaranteed Minimum Withdrawal Benefit in your Contract.
•Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
b. Daily Lock Income Benefit
The Annuity Commencement Date Deferral Option is not available if you have elected Daily Lock Income Benefit rider.
Objective
The objective of the rider is to provide guaranteed life income (i.e., longevity protection) in the form of lifetime payments that may periodically increase based on the daily performance of your Contract or Deferral Bonuses.
Please keep in mind the following aspects of the rider:
•The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.
•Threshold Payments, partial Surrenders above a Lifetime Benefit Payment and transfers to the Personal Pension Account will reduce the rider’s benefit, as described below.
•You may decline a rider charge increase, however, if you do so you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases, This declination is irrevocable.
How does the rider help achieve this goal?
The rider provides an opportunity to receive withdrawals in the form of either Threshold Payments prior to the Lifetime Income Eligibility Date or Lifetime Benefit Payments until either the first Covered Life (Single Life Option) or last Covered Life (Joint/Spousal Option) dies. Withdrawals taken prior to the relevant Covered Life’s Lifetime Income Eligibility Date (age 59 1/2) are called Threshold Payments and withdrawals thereafter are called Lifetime Benefit Payments.
When can you buy the rider?
The Daily Lock Income Benefit rider is no longer available for purchase (including adding it to existing Contracts).
Did buying the rider forfeit your ability to buy other riders or use any programs?
Yes, buying the rider precludes you from electing the Safety Plus, Future5 and Future6 riders.

If you elected the rider, you are not able to elect Personal Pension Account Transfer Programs Investment Gains, Income Path Options or the DCA Interest/Earnings Program. Please see Section 7.a. Personal Pension Account Transfer Programs.
How is the charge for the rider calculated?
The rider has a current charge and maximum rider charge and both are based on your Payment Base. The charge will vary based on whether you elect the rider on a Single or Joint/spousal basis. We will deduct the rider charge on each Contract Anniversary on a prorated basis from each Sub-Account.
We may increase or decrease the rider charge on a prospective basis on each Contract Anniversary up to the maximum described in the Fee Table. The rider charge may increase irrespective of whether you receive either a Market Increase or a Deferral Bonus. We will not increase the rider charge by more than 0.50% during any Contract Year. We will provide advance notice of changes to your rider charge. You may decline a rider charge increase, in which event you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases. This declination is irrevocable.
If the rider is terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on your Payment Base immediately prior to such termination, or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the rider?
Yes. The benefit bases used to set Threshold Payments or Lifetime Benefit Payments (Payment Base) and the Deferral Bonus (Deferral Bonus Base) will fluctuate as described below.
Payment Base
Your initial Payment Base and Anniversary Payment Base are equal to your initial Premium Payment (without deduction of sales charges, if any). Your Payment Base will fluctuate based on Market Increases, Deferral Bonuses, or subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.
If you are electing this rider after your Contract has been issued, the Payment Base will be based on the Contract Value on the date the rider is effective. This may be less than your initial Premium Payment or Contract Value on any day prior to your rider effective date.
On each Valuation Day other than your Contract Anniversary, the Payment Base will be reset to equal the greater of Contract Value as of that day or the Payment Base as of the prior Valuation Day (this event is referred to as your Market Increase). On your Contract Anniversary, the Payment Base will be reset to equal the greatest of A, B, or C where:
A =    Payment Base as of the prior Valuation Day
B =    Contract Value prior to the deduction of the rider charge (minus any Premium Based Charge, if applicable)
C =    Anniversary Payment Base as of the prior Valuation Day plus any applicable Deferral Bonus during the Deferral Bonus Period.
Your Anniversary Payment Base may be reset each Contract Anniversary to equal the greater of the Payment Base or the Anniversary Payment Base as of the prior Valuation Day. The Anniversary Payment Base includes any applicable Deferral Bonus (the amount added to your Payment Base during the Deferral Bonus Period if a Market Increase does not occur). We reserve the right to impose a daily Payment Base Cap. We do not currently enforce a daily Payment Base Cap. Your Payment Base and Anniversary Payment Base will not be adjusted to reflect any Market Increases on or after any Owner’s or the Covered Life’s 90th birthday.
Please refer to Daily Lock Income Benefit Examples 1 and 2 in Appendix B for an illustration of ways that your Payment Base may increase based on a Market Increase or Deferral Bonus.
Subsequent Premium Payments increase your Payment Base, Anniversary Payment Base and Contract Value by the dollar amount of that Premium Payment. Deposits into the Personal Pension Account do not increase your Payment Base.
Partial Surrenders reduce your Payment Base and Anniversary Payment Base in different ways depending on whether they are taken before or after your Lifetime Income Eligibility Date and whether they exceed the applicable limit (either the Threshold Payment or an annual Lifetime Benefit Payment).
•Partial Surrenders prior to the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are equal to, or less than, the Threshold Payment, then the cumulative partial Surrender will reduce the Payment Base and Anniversary Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders are greater than the Threshold Payment, then we will reduce the Payment Base and Anniversary Payment Base on a (i) dollar-for-dollar basis up to the Threshold Payment, and (ii) proportionate basis for the amount in excess of the Threshold Payment. If your Contract Value is less than your Payment Base and Anniversary Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis.
•Partial Surrenders after the Lifetime Income Eligibility Date. If cumulative partial Surrenders taken during any Contract Year are (i) equal to or less than the Lifetime Benefit Payment, or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our AIP to satisfy RMD requirements, then the cumulative partial Surrenders will not reduce the

Payment Base or Anniversary Payment Base. Any partial Surrenders that exceed the Lifetime Benefit Payment (provided that the RMD exception above does not apply), will reduce the Payment Base and Anniversary Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment. If your Contract Value is less than your Payment Base, reductions on a proportionate basis will be greater than if done on a dollar-for-dollar basis. See Daily Lock Income Benefit Examples 3 and 4 in Appendix B for an illustration of this calculation.
Partial Surrenders taken during any Contract Year that cumulatively exceed the AWA, but do not exceed an annual Threshold Payment or Lifetime Benefit Payment, as the case may be, will be free of any applicable CDSC.
Transfers of Contract Value to the Personal Pension Account will also reduce your Payment Base on a dollar-for-dollar basis if they are less than the Transfer Limit and proportionally for any cumulative transfers above the Transfer Limit. The Daily Lock Income Benefit Transfer Limit will equal your applicable Withdrawal Percentage multiplied by your then current Payment Base. Please see Daily Lock Income Benefit Examples 3 and 4 in Appendix B for an illustration of this calculation.
The Maximum Anniversary Value V, Return of Premium V, Maximum Daily Value and Legacy Lock riders each have their own Transfer Limit, which may be a different amount that the Transfer Limit imposed by Daily Lock Income Benefit. If there is a conflict, then the Transfer Limit of Daily Lock Income Benefit prevails. Please refer to Daily Lock Income Benefit Examples 3 and 4 in Appendix B for an illustration of partial Surrenders and the Transfer Limit.
Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this limit will not be included for any benefits under the rider.
Please refer to this rider’s section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Payment Base can be recalculated following a Covered Life change. Please refer to the section entitled “How is the charge for the rider calculated?” for more information regarding the possible termination of Market Increases, Deferral Bonuses and Withdrawal Percentage increases associated with declining rider charge increases.
Partial Surrenders reduce the potential for step-ups.
Deferral Bonus Base
If you elect this rider when the Contract is issued, your Deferral Bonus Base is equal to your initial Premium Payment and any subsequent Premium Payments made during your first Contract Year (without deduction of sales charges, if any). Thereafter, your Deferral Bonus Base will be reset on each Contract Anniversary to the greater of the Payment Base when a Market Increase occurs, or the Deferral Bonus Base on the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
On each Contract Anniversary during the Deferral Bonus Period, we may apply a Deferral Bonus to your Payment Base. You will not receive a Deferral Bonus if your Market Increase (as of the date of your Contract Anniversary) is greater than or equal to your Deferral Bonus Base multiplied by the Deferral Bonus. The Deferral Bonus for Daily Lock Income Benefit is 6%. The Deferral Bonus will be calculated as a percentage of the Deferral Bonus Base as of the Valuation Day prior to each Contract Anniversary during an effective Deferral Bonus Period.
If you are electing this rider after your Contract has been issued the Deferral Bonus Base is equal to your Contract Value on the date the rider is effective. Contract Value and Premium Payments prior to the election of the rider (as well as those values that would have been used to set the Deferral Bonus Base had this rider been elected upon Contract issuance), will be disregarded.
The Deferral Bonus Period will cease upon the earlier of (i) the tenth Contract Anniversary following the rider effective date, (ii) when you take any partial Surrender, or (iii) if a transfer is made to the Personal Pension Account that is in excess of the Daily Lock Income Benefit Transfer Limit.
During the Deferral Bonus Period, subsequent Premium Payments or transfers from the Personal Pension Account will increase your Deferral Bonus Base by the dollar amount of the Premium Payment or transfer.
Transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are equal to or less than the Transfer Limit will reduce your Deferral Bonus Base on a dollar-for-dollar basis. Cumulative transfers to the Personal Pension Account during each Contract Year during an effective Deferral Bonus Period that are greater than the rider Transfer Limit will cause the Deferral Bonus Period to end and the Deferral Bonus Base will permanently be set to zero. Transfers or Surrenders due to a divorce settlement will end the Deferral Bonus Period and the Deferral Bonus Base will be set to zero.
Please refer to Daily Lock Income Benefit Examples 3 and 4 in Appendix B for an illustration of a Deferral Bonus being applied to increase a Payment Base and when a transfer ends the Deferral Bonus Period.
Your Deferral Bonus Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Deferral Bonus Base above this limit will not be included for any benefits under the rider.
Please refer to the section entitled “What happens if you change ownership?” and “Can your Spouse continue your Lifetime Withdrawal Benefit?” for a discussion regarding how your Deferral Bonus Base can be recalculated following a Covered Life change.

Is the rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.
Threshold Payments or Lifetime Benefit Payments are calculated by multiplying your Payment Base by the applicable Withdrawal Percentage. The Withdrawal Percentage varies based on the age of the relevant Covered Life and whether or not you’ve taken your first partial Surrender.
Prior to your first Partial Surrender, your Lifetime Benefit Payment is set daily and is equal to your applicable Withdrawal Percentage multiplied by your then current Payment Base. Thereafter, your Lifetime Benefit Payment and your Transfer Limit may reset on any of the following events:
a)Contract Anniversary;
b)Market Increase on or after a birthday when the Covered Life has attained an age that results in a new age band;
c)A subsequent Premium Payment;
d)A Transfer to or from the Personal Pension Account;
e)A partial Surrender that exceeds the Lifetime Benefit Payment; or
f)A change in the Annuitant or Spousal Continuation.
The applicable Withdrawal Percentages are as follows:

Age Band	Withdrawal Percentage
<59 ½ - 64	4.0%
65-84	5.0%
85+	6.0%
•
•Except as provided below, the Withdrawal Percentage will be based on the chronological age of the relevant Covered Life at the time of the first partial Surrender. If a partial Surrender HAS NOT been taken, your new Withdrawal Percentage will be effective on the next birthday that brought the relevant Covered Life into a new Withdrawal Percentage age band; or
•If a partial Surrender HAS been taken, the Withdrawal Percentage will be locked at the time of the partial Surrender. Once the relevant Covered Life enters the new age band, the Withdrawal Percentage will unlock at the next Contract Anniversary only if there has been any Market Increase. If there is a Deferral Bonus credited and not a Market Increase, the Withdrawal Percentage will remain locked.
Is the rider designed to pay you Death Benefits?
No.
Does the rider replace the standard Death Benefit?
No.
Can you revoke the rider?
No.
What effect do partial or full Surrenders have on your benefits under the rider?
Please refer to “Does your benefit base change under the rider?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not your Payment Base, Deferral Bonus Base and any future Threshold Payments or Lifetime Benefit Payments.
Prior to the Annuity Commencement Date, if (A) or (B) below occurs, then the effects described in (X) and (Y) below will take place:
(A)     on any Contract Anniversary your Contract Value, due to investment performance, is reduced below an amount equal to the greater of either (i) the Contract minimum rule stated under your Contract or (ii) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish; or
(B)     on any Valuation Day, as a result of a Partial Surrender, your Contract Value is reduced below (x) an amount equal to the greater of the Contract minimum rule stated under your Contract or (y) one of your Lifetime Benefit Payments or such lower amount as we, in our discretion, may establish, then:
X. You must transfer your remaining Contract Value to an asset allocation model(s), investment program(s), Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by us for purposes of the rider Minimum Amount Rule.

a)One of the approved investment options, as described above, must be elected within 10 days from the date the minimum amount was reached.
b)If we do not receive your election within the above stated time frame, you will be deemed to have irrevocably authorized us to move your remaining Contract Value into the Money Market Sub-account, or other investment option(s) approved by us.
c)If you choose not to participate in one of the approved investment options, then we will automatically liquidate your remaining Contract Value. Any applicable CDCS will be assessed and the Contract will be fully terminated.
Y. Once the Contract Value is transferred to an approved investment option, the following rules will apply:
a)You will receive your then current Lifetime Benefit Payment, which will be equal to your Lifetime Benefit Payment at the time your Contract Value reduces below the rider Minimum Amount Rule, at the frequency that you select. The frequencies will be among those offered by us at that time but will be no less frequently than annually.
b)Ongoing Lifetime Benefit Payments will no longer reduce Your Contract Value.
c)We will no longer accept subsequent Premium Payments or Transfer(s) from Other Account(s).
d)We will waive the Annual Maintenance Fee and Rider Charge on your Contract.
e)Market Increases and Deferral Bonuses, if applicable, on each Contract Anniversary will no longer apply.
If cumulative partial Surrenders within a Contract Year are requested in excess of the Lifetime Benefit Payment, then we will automatically liquidate your remaining Contract Value. Any applicable CDCS will be assessed and the Contract will be terminated.
What happens if you change ownership?
Inasmuch as the rider is affected only by changes to the Covered Life, only those changes are discussed below. Generally, the Covered Life cannot be changed.
Single Life Option:
Because we no longer offer the rider, any Covered Life changes after the first six months from Contract Issue date will result in a revocation of the rider.
The rider charge will be assessed on the termination date, and will no longer be assessed thereafter.
Joint/Spousal Option:
You may only name the Covered Life’s Spouse as Contingent Annuitant. If the Covered Life’s Spouse assumes the role of the Covered Life as the result of being the Contingent Annuitant at the time of the Covered Life’s death, the benefits of this rider will continue uninterrupted until the death of the surviving Spouse.
We reserve the right to allow a one-time Covered Life changes in the event of a divorce between the Covered Life and the Covered Life’s Spouse, provided that no Owner or Covered Life is older than 80. In such case, the following rules apply:
a)If partial Surrender(s) have not been made, you may remove the former Spouse as an Annuitant, and replace such Spouse with the new Spouse, if applicable. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Deferral Bonus Base. The Withdrawal Percentage will be based on the youngest Covered Life.
b)If partial Surrender(s) have been made, then you may remove the former Spouse as an Annuitant. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the Payment Base and Deferral Bonus Base. The Withdrawal Percentage will be based on the remaining Annuitant. Rider benefits and the Transfer Limit, if applicable will be recalculated as of the date of the Covered Life change. You will not be permitted to replace the removed Spouse with a new Spouse. The rider will terminate upon the death of the remaining Covered Life.
c)The rider charge will not be affected by a change to the Covered Life if you have elected the Joint/Spousal Option.
If after the first six months following the Contract Issue date, if any Covered Life change takes place that is not due to a divorce, then we will revoke the rider.
Can your Spouse continue your Lifetime Withdrawal Benefit?
Single Life Option:
Because we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the rider and the rider charge will no longer be assessed.
Joint/Spousal Option:
The rider is designed to facilitate the continuation of your rights by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Contract and the rider are continued as described below, the rider will continue with respect to all benefits at the then current rider charge. The benefits will be reset as follows:

•The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;
•The Anniversary Payment Base will be equal to the greater of Contract Value or the Anniversary Payment Base on the Spousal Contract continuation date;
•The Deferral Bonus Base will be equal to the greater of Contract Value or the Deferral Bonus Base on the Spousal Contract continuation date;
•The Deferral Bonus Period, if applicable, will not reset; the Deferral Bonus Period will continue uninterrupted;
•The Lifetime Benefit Payment, Threshold Payment, and Transfer Limit will be recalculated; and
•The Withdrawal Percentage will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percentage will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date.
The remaining Covered Life cannot name a new Owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value, not your Payment Base. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized. In this case, the Contract may be annuitized under our standard annuitization rules or the payment of the Lifetime Benefit Payment may continue under a Life Annuity Option.
Annuity Payout Options under this rider:
Single Life Option:
If you have elected the Single Life Option, you may choose a Life Annuity (Annuity Payout Option One). The lifetime portion will be based on the relevant Covered Life determined at the Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two.
If the older Annuitant is younger than age 59½, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of any Annuitant or a period certain.
If the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of any Annuitant.
Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, you may choose a Joint and Last Survivor Life Annuity (Annuity Payout Option Four). The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. If only one Spouse is alive, we will issue a Life Annuity (Annuity Payout Option One) based on the surviving relevant Covered Life.
If the younger Annuitant is younger than age 59½, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
If the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the death of the last surviving Annuitant.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix A or 100% in the BlackRock Managed Volatility V.I. Fund. The models rebalance monthly.
We may prospectively modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while this rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. We will give you advance notice of these changes. These changes will not be applied with respect to then existing investments. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4(a) for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Except as provided below, failure to comply with the investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of the rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of the rider shall prevail.
If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or change ownership. Upon reinstatement, your Guaranteed Accumulation Benefit will be reset at the lower of the Guaranteed Accumulation Benefit prior to the termination or Contract Value as of the date of reinstatement.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. The Personal Protection Portfolios and particularly, the requirement to maintain 50% of your Contract Value in BlackRock Managed Volatility V.I. Fund within these models, or 100% in the BlackRock Managed Volatility V.I. Fund, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions.
The BlackRock Managed Volatility V.I. Fund does not seek to manage volatility based on Contract Owners' allocations to the other Funds within the Personal Protection Portfolios. Instead, the BlackRock Managed Volatility V.I. Fund utilizes a volatility control process that is independent of Contract Owners allocations of Contract Value. The BlackRock Managed Volatility V.I. Fund may reduce investment returns that you might receive during favorable market conditions and may mitigate our guarantee obligations under the Contracts. In addition, the BlackRock Managed Volatility V.I. Fund may fail to achieve its investment objective, which includes managing volatility.
If you desire your Contract Value to be subject to less volatility than the Personal Protection Portfolios asset allocation models, a 100% allocation to the BlackRock Managed Volatility V.I. Fund may be more appropriate for you. You should consult with your investment professional about which investment options are best for you. Some factors you may consider and discuss with your investment professional when reviewing the updated Personal Protection Portfolios and the BlackRock Managed Volatility V.I. Fund are: your investment time horizon and risk appetite, the importance of protecting your Contract Values from volatility, the impact that managed volatility may have on your investment returns during favorable market conditions, and the likelihood that you will utilize or realize your rider benefits.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments exceeding $100,000 in the aggregate while the rider is in effect without our prior approval. These restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base, Deferral Bonus Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us when you have elected any similar optional withdrawal benefit rider. We will not aggregate Contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit such as Safety Plus with a contract with a guaranteed lifetime withdrawal benefit such as Daily Lock Income Benefit. If we elect to aggregate Contracts, we will reset Lifetime Benefit Payments, partial Surrenders and Transfer Limits across aggregated Contracts. We will also reset the date we set these values to operate on a Calendar Year anniversary basis (i.e., January 1 Contract Anniversary) in lieu of multiple Contract Anniversaries.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:
•If you are electing this rider after your Contract has been issued, the starting values for all benefits will be the Contract Value on the rider effective date and not your initial Premium Payment or any other prior values.
•Please see the Optional Rider Comparison chart in Appendix C for a summary of the differences between all optional riders.
•Your required participation in the Personal Protection Portfolio models end when the Daily Lock Income Benefit rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the

Personal Protection Portfolio and BlackRock Managed Volatility V.I. Fund. You may independently invest in the BlackRock Managed Volatility V.I. Fund if you have Daily Lock Income Benefit.
•If you also invest in the Personal Pension Account, transfers to the Personal Pension Account exceeding the Transfer Limit will end the Deferral Bonus Period and the Deferral Bonus Base will be zero.
•The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•The FAF is not available if you have elected Daily Lock Income Benefit.
•Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate this benefit.
•Even though the rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of the rider or if you commence taking Threshold Payments prior to your Lifetime Income Eligibility Date. Withdrawals taken prior to the Lifetime Income Eligibility Date (Threshold Payments) are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish lifetime benefits.
•We may withdraw the rider for new Contract sales at any time.
•Because we no longer offer the rider, when the Single Life Option is chosen, the Spouses will not be able to continue the Rider after the death of the Contract Owner. Continuation of the benefits is available only in the Joint/Spousal Option.
•Annuity payout options available after the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.
•The fee for the rider may change at every Contract Anniversary. Please carefully review the maximum fee disclosed in Section 4. Fee Table.
•If you are enrolled in an Automatic Income Program (AIP) it is important for you to monitor the amount you may withdraw (Lifetime Benefit Payment) and compare it to the amount you are scheduled to take in the upcoming Contract Year. It may be necessary to adjust your AIP payout each year. We do not automatically adjust payments under the AIP if your Lifetime Benefit Payment changes.
•We will share data regarding your Contract with our affiliates or designees to help us manage our guarantee obligations under this rider.
•The purchase of these riders may not be appropriate for custodial owned Contracts, Beneficiary or inherited IRAs or Contracts owned by certain types of non-natural entities, including Charitable Trusts. Because these types of owners and many non-natural entities may be required to make certain periodic distributions and those amounts may be different than the withdrawal limits permitted under the rider, you should discuss this with your tax advisor or investment professional to determine the appropriateness of this benefit. We are not responsible for violations to riders due to your obligation to comply with RMD obligations.
•Daily Lock Income Benefit is referred to as Guaranteed Minimum Withdrawal Benefit Plus Rider M in your Contract.
•Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
c. Personal Pension Account
As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.
*    Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.
Interests in the Personal Pension Account are not registered under the 1933 Act and the Personal Pension Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Personal Pension Account nor any of its interests are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosures regarding the Personal Pension Account. The following disclosure about the Personal Pension Account is subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosures. The Personal Pension Account is currently available to IRA, Roth IRA, SEP and Non-Qualified plan types. The Personal Pension Account may not be available to all types of ownership arrangements, or in all states.
Objective
The objective of the rider is to provide a fixed rate of growth on investments and longevity protection through the certainty of predetermined lifetime payouts during the Guarantee Window and a death benefit. Withdrawals from the Personal Pension Account may be subject to commutation, please see below.
How does the rider help achieve this goal?
The Personal Pension Account bears some similarities to a FAF where you may also receive a fixed interest rate investment return. In this regard, the Personal Pension Account is an alternative to the uncertainty of investing in Funds when your return depends on the investment performance of the Funds you select. However, the Personal Pension Account operates very differently than the FAF. The FAF is designed to serve as a conventional accumulation-oriented investment; you put money in to build up your investment, and you can then withdraw money to meet financial needs as they arise. Until October 3, 2014 you can also transfer some or all of your investment to the Funds or the Personal Pension Account, and your beneficiaries receive a Death Benefit if you die. The Personal Pension Account is designed to serve a different purpose; it has features and guarantees that you can use to design your own personal pension plan to provide guaranteed life-long income payouts without having to use Funds or FAF for that purpose. You will know at the time of each Personal Pension Account Contribution what you can expect in terms of guaranteed Payout Purchase Rates (provided that Personal Pension Account Payouts are commenced during your Guarantee Window). Crediting rates (which reduce over time bands) are also available at or prior to each Personal Pension Account Contribution. While you can also use the FAF to take systematic withdrawals or Annuity Payouts, the amount of those income payments is not guaranteed in advance.
Why would you invest in the FAF if the Personal Pension Account rider gives you guaranteed Payout Purchase Rates and more flexibility structuring payouts? In order to give you the guarantees and income payment flexibility, we had to place significant restrictions on how much you can transfer out of the Personal Pension Account in any year as well as on your ability to receive lump sum payments. Instead of Surrendering part or all of the amounts you have built up in the Personal Pension Account, you can get a lump sum payment only by specifying some or all of the payouts you are receiving, and then commuting them into a lump sum. When you commute your Personal Pension Account, you may end up getting less than you would have if you invested in the FAF or Funds. This is the trade-off you have to accept in return for getting the additional flexibility and guarantees that let you design your own personal pension plan.
The Personal Pension Account also bears many similarities to guaranteed minimum withdrawal benefits such as Future5 and Future6. Generally speaking, however, the Personal Pension Account may better satisfy a long-term investor’s need for the present certainty of future lifetime payouts (subject to limitations) than is otherwise available to those electing a guaranteed minimum withdrawal benefit.
When can you elect the rider?
The Personal Pension Account rider is no longer available for purchase (including adding it to existing Contracts).
Except as noted below (see Other Considerations below), the minimum initial Personal Pension Account Contribution is $10,000 and failure to maintain a minimum Accumulation Balance of $5,000 will result in premature commencement of Personal Pension Account Payouts. Subsequent Premium Payments can be made into Funds and/or the FAF before or after Personal Pension Account Payouts have begun (if received before your Annuity Commencement Date).
We may close the Personal Pension Account to new Personal Pension Account Contributions at any time without notice. We may also make the Personal Pension Account available only through enrollment in one or more investment Programs that we establish.
Does buying the rider forfeit your ability to buy other riders?
No.
How is the charge for the rider calculated?
We do not charge a separate rider fee for the Personal Pension Account. Our expenses associated with offering this rider are factored into Credited Interest Rates and Payout Purchase Rates.
Does your benefit base change under the rider?
Yes. You invest in the Personal Pension Account through Personal Pension Account Contributions. Your first Personal Pension Account Contribution becomes your initial Benefit Balance. The Benefit Balance will be increased by the amount of each subsequent Personal Pension Account Contribution, transfers into the Personal Pension Account from the FAF and Funds, and, credited interest. Unlike the FAF, the Benefit Balance is not indicative of what you would receive as a lump sum.
Prior to the start of Personal Pension Account Payouts, the Accumulation Balance equals your Benefit Balance. Once you start taking Personal Pension Account Payouts, your Benefit Balance is divided into an Accumulation Balance and Annuity Payout Value. Annuity Payout Value refers to the sums used to fund your Personal Pension Account Payouts and anything remaining is referred to as your Accumulation Balance. Because you may convert all or any portion of your Accumulation Balance into Personal Pension Account Payouts at different times, you may have more than one Annuity Payout Value.
We will credit interest to your Accumulation Balance at a minimum rate of 1.5% for so long as you have an investment in the Personal Pension Account. We may apply a Credited Interest Rate that is higher than this minimum interest rate. Different Credited Interest Rates may apply during the course of your investment in the Personal Pension Account. Credited Interest Rates may also vary based on contract variation, Annuity Payout Option, and your gender.
We may prospectively set new Credited Interest Rates and time periods over which such Credited Interest Rate(s) shall apply to new Personal Pension Account Contributions. This means that portions of your Accumulation Balance may earn interest at different Credited Interest Rates. See Personal Pension Account Examples 1, 2 and 4 in Appendix B for an illustration of how different Credited Interest Rates may apply during the term of your Contract.
We will confirm your Credited Interest Rate schedule with each Personal Pension Account Contribution. There is no specific formula for determining Credited Interest Rates and no assurances are offered as to future Credited Interest Rates and their applicability to your Contract. Some of the factors that we may consider in determining Credited Interest Rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match these or our general liabilities and anticipated yields on our General Account investments, regulatory and tax requirements, mortality risks, and competitive factors. We expect to make a profit in setting Credited Interest Rates.
We will account for any Personal Pension Account Contributions, Personal Pension Account Payouts, interest, and deductions separately and on a first-in, first-out basis for the purposes of determining which Credited Interest Rates are associated with each Personal Pension Account Contribution.
Is the rider designed to pay you withdrawals for your lifetime?
Yes. You may tell us to start paying you Annuity Payouts called Personal Pension Account Payouts at any time or at different times until your Annuity Commencement Date. There is a thirty day waiting period for your first Personal Pension Account Payout following each Personal Pension Account Start Date.
Your ability to receive lump sum payments from the Personal Pension Account is limited. You do not withdraw any part of your Benefit Balance in the same way that you can Surrender your Contract Value from Funds or the FAF. Rather, you must convert Accumulation Balance into an Annuity Payout Value that is then used to set your Personal Pension Account Payouts. In contrast, you may Surrender any or all of your Contract Value without affecting your Annuity Payout Value and may commute any or all of your Annuity Payout Value without affecting your Contract Value. You may terminate your Contract by (a) fully Surrendering all of your Contract Value in the Funds and FAF; and (b) commuting your Annuity Payout Value in your Personal Pension Account thereby giving up your right to future Personal Pension Account Payouts. This may subject your Annuity Payout Value to a CDSC, if applicable, if the amount commuted is in excess of your AWA. Please see CDSC Example 6 in Appendix B for an illustration of how the CDSC is calculated for commutation. The amount ultimately received as a consequence of your investment in the Personal Pension Account is not predictable because of the uncertainty of factors such as how long you have invested in the Personal Pension Account, Credited Interest Rates in effect at the time of investment, the discount rate used for commutation, and how long you receive lifetime Personal Pension Account Payouts.
We reserve the right to require that you own your Contract for at least six months before you start receiving Personal Pension Account Payouts. For qualified Contracts, we reserve the right to require that you start taking Personal Pension Account Payouts no later than when the Annuitant turns age 70½.
Personal Pension Account Payouts received prior to the Annuity Commencement Date are considered to be partial annuitizations under the Code. You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date. Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading “When do your Annuity Payouts begin?” in Section 4.d Annuity Payouts.
We will calculate the amount of your Personal Pension Account Payouts by applying the applicable Payout Purchase Rate to your Accumulation Balance. We will provide you with guaranteed Payout Purchase Rates corresponding with your Guarantee Window each time that you make a Personal Pension Account Contribution. Payout Purchase Rates are set at our discretion. Minimum guaranteed Payout Purchase Rates are described in your Contract. Payout Purchase Rates may vary based on Contract share class, gender and the Annuity Payout Option selected. There is no specific formula for determining Payout Purchase Rates and, except as specifically provided below, there is no assurance as to future Payout Purchase Rates. Some of the factors that we may consider in determining Payout Purchase Rates include, but are not limited to, general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our General Account investments, regulatory and tax requirements, and competitive factors and mortality tables (including age and gender factors). We expect to make a profit in setting Payout Purchase Rates.
When you first make a Personal Pension Account Contribution, you will be required to choose a Target Income Age at which Personal Pension Account Payouts are likely to begin. The Target Income Age cannot exceed twenty years from the oldest

Annuitant’s age (Single Life Option) or the oldest Spouse (Joint Life Option) at the time of investment or age 80, whichever shall first occur. A single Target Income Age will apply to your Contract irrespective of the number of subsequent Personal Pension Account Contributions you may make in the future. Except as provided under Annuity Payout Options Two and Eight, the Target Income Age cannot be changed.
We will use guaranteed Payout Purchase Rates to calculate Personal Pension Account Payouts if you commence taking Personal Pension Account Payouts during the timeframe that begins three years prior to the Target Income Age and ends three years after the Target Income Age (this seven year period is referred to as the Guarantee Window). In the event that you do not establish a Target Income Age that is at least three years from your current age when you make your first Personal Pension Account Contribution, we will automatically reset your Target Income Age to such date and adjust your Guarantee Window accordingly, subject to the maximum Target Income Age limitations stated above. If you elect Annuity Payout Option Eight, we will establish Payout Purchase Rates by deducting the age of the youngest Annuitant from the age of the oldest Annuitant as of the date of your initial Personal Pension Account Contribution. This differential in ages (rounded up to a full year) will also be used for establishing Payout Purchase Rates for any subsequent Personal Pension Account Contributions regardless of when during each calendar year they are made.
If you commence taking Personal Pension Account Payouts at any time outside of the Guarantee Window, then we will calculate your Personal Pension Account Payouts using the lower of (x) then current Payout Purchase Rates or (y) the maximum Payout Purchase Rate applicable at the time of each Contribution that corresponds to the actual time deferred; but, in no event will the Payout Purchase Rate be less than (z) the minimum guaranteed payout specified in your Contract. The amount of these Personal Pension Account Payouts taken outside of your Guarantee Window are not guaranteed. The existence of guaranteed Payout Purchase Rates, among other things, distinguishes the Personal Pension Account from the way we treat annuitization of your Contract Value and investments in the FAF at the end of the accumulation phase of your Contract. See Personal Pension Account Examples 1 and 4 in Appendix B for an illustration of Personal Pension Account Payouts during the Guarantee Window.
Personal Pension Account Payouts are not cumulative and may not be advanced, commuted or accelerated, except as explicitly stated in this prospectus. Subject to applicable state insurance law, the Personal Pension Account does not establish a cash Surrender benefit.
Personal Pension Account Payouts will generally terminate upon notification of death of the Owner, joint Owner, Annuitant, or Joint Annuitant (if applicable), depending on the Annuity Payout Option then in effect. Please refer to the Annuity Payouts section for more information regarding the cessation of Personal Pension Account Payouts based on the death of an Owner, Annuitant or Joint Annuitant, as applicable, and how these events vary depending upon whether transpiring before or after the Annuity Commencement Date.
Is this rider designed to pay you a Death Benefit?
Yes. The Personal Pension Account includes a Death Benefit that is initially equal to your Benefit Balance. Your Personal Pension Account Death Benefit increases as a result of additional Personal Pension Account Contributions, transfers into the Personal Pension Account, and credited interest. Your Personal Pension Account Death Benefit decreases as you take Personal Pension Account Payouts. Your Personal Pension Account Death Benefit also decreases upon commutation of your Annuity Payout Value and may be eliminated over time. Benefit Balance transfers to Funds and/or the FAF also decrease your Personal Pension Account Death Benefit but because these amounts are converted into Contract Value, they become part of the standard Death Benefit and/or an optional Death Benefit then in effect. The method of payment of the Death Benefit will be subject to the restrictions described in Section 9.a Standard Death Benefit. Personal Pension Account Death Benefits are not subject to commutation or CDSCs, if applicable.
Does the rider replace the standard Death Benefit?
No. The Personal Pension Account Death Benefit supplements the Standard Death Benefit or any optional Death Benefit then in effect.
Can you revoke the rider?
No.
What effect do partial or full Surrenders have on your benefits under the rider?
Lump Sum Payments - You may commute any or all of your Annuity Payout Value to get a lump sum payment from the Personal Pension Account. You must therefore initiate Personal Pension Account Payouts to commute your Annuity Payout Value.
We compute your Personal Pension Account Commuted Value by first calculating the number of Personal Pension Account Payouts (corresponding to the Annuity Payout Value that you seek to commute) that when added together will equal the amount of your commutation request. We then compute the time period over which each Annuity Payout Value would have otherwise been paid. This time period is called the Guaranteed Payout Duration. We then use a present value formula to compute the lump sum payable to you using the discount rate then in effect. Please see “What is the Commuted Value?” in

Section 7.c Surrenders and Personal Pension Account Examples 4a and 4b in Appendix B for more information about how Guaranteed Payout Duration is determined.
Please check with your qualified tax adviser because there could be adverse tax consequences for commutation of your Personal Pension Account Payouts. If you commute a portion or all of your Personal Pension Account Payouts and take direct receipt of the funds, a 1099 will be issued the following year noting the entire distribution as being taxable.
Personal Pension Account Payouts based on the remaining, non-commuted portion of your Annuity Payout Value will resume after the Guaranteed Payout Duration based on the same frequency established on your original Personal Pension Account Start Date provided that Personal Pension Account Payouts have not been terminated based on a death event pursuant to the relevant Annuity Payout Option.
Your Commuted Value may be significantly less than your Annuity Payout Value. This is because your Commuted Value depends on a number of factors, including charges to interest rates since each contribution, how long you have invested in the Personal Pension Account and how long Personal Pension Account Payouts are payable pursuant to the relevant Annuity Payout Option. Please refer to “What kinds of Surrenders are available?” and “What is the Commuted Value?” in Section 7.c Surrenders as well as Personal Pension Account Example 4 in Appendix B for more information about how commutation works.
Transfers - As of October 3, 2014, the Personal Pension Account is closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value), except for Contracts issued in CT, FL, NJ and WA. Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account Payouts (fixed dollar amount Annuity Payout) so if you do not have value in the Personal Pension Account as of October 3, 2014, this Annuity Payout Option will not be available to you. Please see the Personal Pension Account Death Benefit section for additional information.
Each Contract Year, you may transfer a portion of your Accumulation Balance to the FAF or Funds without having to comply with the annuitization and commutation requirements discussed above. All transfer allocations must be in whole numbers (e.g., 1%). The maximum amount of Accumulation Balance that may be transferred is the highest of:
•4% of your Accumulation Balance as of your prior Contract Anniversary;
•the amount of interest credited to your Accumulation Balance over the most recent full Contract Year; or
•the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.
We reserve the right to: (a) limit the number of transfers from the Personal Pension Account; (b) make you wait six months after your most recent transfer from the Personal Pension Account before moving Contract Value back into the Personal Pension Account; or (c) revoke this transfer privilege at any time. Amounts transferred out of the Personal Pension Account will reduce the Accumulation Balance by the amount transferred. Amounts transferred from the Personal Pension Account to the FAF or Funds become part of your Contract Value. You may also transfer Contract Value from your Funds or FAF into the Personal Pension Account. Such transfers will reduce the amount of any optional Death Benefit, and will result in a reallocation of the AWA and Remaining Gross Premiums associated with your Contract Value and your Personal Pension Account investments. If you have also elected a guaranteed accumulation or withdrawal benefit, please refer to the section entitled “What effect do partial or full Surrenders have on your benefits under the rider?” within such prospectus sections for more information about the impacts of transfers to and from the Personal Pension Account on such benefits. If applicable, no CDSC will be applied to Accumulation Balance transferred to Funds or the FAF, or vice versa. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date. See Personal Pension Account Example 3 in Appendix B for an illustration of transfers into your Personal Pension Account.
As a result of these out-bound transfer restrictions, it may take a significant amount of time (i.e., several years) to move Accumulation Balance to Funds or the FAF and therefore this may not provide an effective short term defensive strategy. Please refer to Example 3 under the Personal Pension Account Examples in Appendix B for an illustration of transfer restrictions.
What happens if you change ownership?
Except as otherwise provided in the Annuity Payouts section, any successor owner must continue to abide by the Target Income Age and Guarantee Window you establish at the time of your first Personal Pension Account Contribution.
Can your Spouse continue your Lifetime Withdrawal Benefit?
Yes. However, you may not make any Personal Pension Account Contributions any time after your Spouse is removed from your Contract if Annuity Payout Option Eight was elected. Please refer to Annuity Payout Options Two and Eight for further information.
What happens if you annuitize your Contract?
You will automatically start receiving Personal Pension Account Payouts on your Annuity Commencement Date. Personal Pension Account Payouts will be paid in the manner described in Annuity Payout Option Two or Eight under the heading “When do your Annuity Payouts begin?” in Section 7.d Annuity Payouts. You may not make any Personal Pension Account

Contributions after the Annuity Commencement Date. No transfers may be made to or from the Personal Pension Account after the Annuity Commencement Date.
Are there restrictions on how you must invest?
Yes. You have no discretion over the management of sums invested in the Personal Pension Account as they are held in our General Account.
Are there restrictions on the amount of subsequent Contributions?
As of October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.
*    Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.
In addition, our prior approval may be required for any single or cumulative Personal Pension Account Contribution of $1 million or more made prior to October 3, 2014. Each subsequent Personal Pension Account Contribution must be at least $1,000.
Can we aggregate Contracts?
No.
Other Information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:
•Special consideration should be given by Personal Pension Account investors who are under age 40 based on the twenty-year limitation on setting your Target Income Age and the absence of guaranteed Payout Purchase Rates applied if Personal Pension Account Payouts commence outside of your Guarantee Window.
•Because we impose commutation and transfer limitations, please work with your investment professional to ensure that your investments in the FAF and Funds (in addition to other available assets) will be adequate to meet your liquidity and/or RMD (if applicable) needs before investing in the Personal Pension Account.
•Credited Interest Rates available under the Personal Pension Account may be higher or lower than interest rates offered under the FAF.
•You must select either Annuity Payout Option Two or Eight in order to receive Personal Pension Account Payouts. These Annuity Payout Options include restrictions as to who may serve as Annuitant, Joint Annuitant and Beneficiary.
•Anyone considering investing their entire Deposit into the Personal Pension Account should first discuss with their investment professional whether a single Premium immediate annuity may offer better Payout Purchase Rates.
•The Personal Pension Account should not be confused with a pension plan under ERISA. We do not assume any fiduciary duties, as such terms are defined under ERISA laws and regulations. The Personal Pension Account is not a defined benefit plan guaranteed by the Pension Benefit Guaranty Corporation or any federal or state government agency. This feature is not a corporate pension plan issued by us.
•Any payment obligation we make under the Contract, including optional withdrawal benefit payments, is subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
•Please see the Optional Rider Comparison chart in Appendix C for a summary of the differences between all optional riders.
11. Optional Accumulation Benefit
Safety Plus
The Annuity Commencement Date Deferral Option is not available if you have elected the Safety Plus rider.
Objective
The objective of the rider is to ensure that you receive no less than the Guaranteed Accumulation Benefit of the Safety Plus rider on the rider maturity date and provides enhanced income to the Personal Pension Account at the rider maturity date. Your Guaranteed Accumulation Benefit will initially equal your Premium Payments and will increase by subsequent Premium

Payments and any amounts that you transfer from the Personal Pension Account if such Premium Payments and transfers are received before your first rider anniversary.
Please consider the following prior to electing this rider:
•The rider has investment restrictions. Violation of the investment restrictions may result in termination of the rider.
•Partial Surrenders and excess transfers to the Personal Pension Account will reduce the benefit proportionally, as described below.
This rider may terminate due to adverse (or catastrophic) market conditions which cause a reduction in Contract Value below the minimum amount rule.
How does the rider help achieve this goal?
On the tenth Contract Anniversary from the date you buy the rider (the rider maturity date), we will compare your Contract Value with the Guaranteed Accumulation Benefit. If the Guaranteed Accumulation Benefit is greater than your Contract Value, then we will apply a one-time adjustment to your Contract Value equal to the difference between your Contract Value and Guaranteed Accumulation Benefit. This one-time adjustment will be distributed among the various Funds and FAF, if applicable, in which your Contract Value is then allocated, on a pro-rata basis. After this one-time adjustment, the rider will terminate. However, if your Contract Value on the rider maturity date is greater than the Guaranteed Accumulation Benefit, then there will be no adjustment to your Contract Value and the rider will terminate without notice. See Safety Plus Examples 1-2 in Appendix B.
At the rider maturity date, if you elect to transfer Contract Value into the Personal Pension Account, we will apply a one-time increase to the Personal Pension Account maximum guaranteed Payout Purchase Rate. This one-time increase will be an amount up to, but not greater than, the Guaranteed Accumulation Benefit. This increase is referred to as the income enhancer, described below.
When can you buy the rider?
The Safety Plus rider is closed to new investors (including existing Owners).
You may only buy the rider at the time you buy your Contract. The maximum age of any Contract Owner or Annuitant when buying this rider is 80. You must identify your Spouse as the Joint Annuitant when electing this rider if electing Annuity Payout Option Eight.
The rider may not be available through all investment professionals and may be subject to additional restrictions set by your investment professional. The rider may not be available in all states. We reserve the right to withdraw the rider or any rider charge structure at any time.
Does buying the rider preclude you from buying other riders?
Yes, buying this rider precludes you from electing Future5, Future6, or Daily Lock Income Benefit.
How is the charge for the rider calculated?
The fee for the rider is based on your Guaranteed Accumulation Benefit. We will deduct the rider charge on each Contract Anniversary on a pro-rated basis from each Sub-Account until the rider maturity date.
If the rider is revoked or terminated, or if there is a full Surrender from your Contract, then we will deduct a pro-rated share of the rider charge from your Contract Value based on Guaranteed Accumulation Benefit immediately prior to such termination or full Surrender. We may also reset the rider charge upon Spousal Contract continuation or a Covered Life change.
Does your benefit base change under the rider?
Yes. Your Guaranteed Accumulation Benefit is the basis upon which we determine our guarantee obligation on the rider maturity date. Your starting Guaranteed Accumulation Benefit will equal your initial Premium Payment (without deduction for sales charges, if any). Your Guaranteed Accumulation Benefit will increase, on a dollar-for-dollar basis, to reflect subsequent Premium Payments and any amounts that you transfer from the Personal Pension Account only if such Premium Payments and transfer are received before your first rider anniversary. Please refer to Safety Plus Examples 1-2 in Appendix B.
Surrenders will reduce your Guaranteed Accumulation Benefit on a proportionate basis. If your Contract Value is less than your Guaranteed Accumulation Benefit, reductions on a proportionate basis may be greater than if taken on a dollar-for-dollar basis. See Safety Plus Examples 3 and 4 in Appendix B for an illustration of this calculation.
Transfers into the Personal Pension Account that are equal to or less than the Transfer Limit will reduce your Guaranteed Accumulation Benefit on a dollar-for-dollar basis. Transfers in excess the Transfer Limit in any Contract Year will then reduce your Guaranteed Accumulation Benefit on a proportionate basis. Please refer to Safety Plus Examples 2; 3 and 4 in Appendix B for an illustration of partial Surrenders and the Transfer Limit.
You may not carry over unused transfer sums from one Contract Year to another. Your Transfer Limit may change on each Contract Anniversary and whenever you make subsequent Premium Payments, make Surrenders, transfer sums from the Personal Pension Account or make an change in the Owners of the Contract. Optional Death Benefit riders each have their own Transfer Limit, which may be a different amount than the Transfer Limit imposed by Safety Plus. In the event of a conflict, the Transfer Limit of Safety Plus prevails. The Safety Plus Transfer Limit is equal to 5% of the Guaranteed Accumulation Benefit at each Contract Anniversary.
Your Guaranteed Accumulation Benefit can never be less than $0 or more than $5 million. Any activities that would otherwise increase your Guaranteed Accumulation Benefit above this limit will not be included for any benefits under the rider.
•Income Enhancer
At the rider maturity date, if you elect to transfer Contract Value into the Personal Pension Account under this option, we will apply an increase to the Personal Pension Account Maximum Guaranteed Payout Purchase Rate equal to 20% greater than the then current Personal Pension Account Maximum Guaranteed Payout Purchase Rate. The increased Payout Purchase Rate will only be applied to an amount up to, but not greater than, the Guaranteed Accumulation Benefit and must be transferred to the Personal Pension Account after the rider maturity date but prior to the eleventh Contract Anniversary following the rider effective date. This Safety Plus feature is not available if the Personal Pension Account is not available in your state. Please refer to Safety Plus Example 2 in Appendix B.
Transferring Contract Value may proportionately reduce your Death Benefit. Please refer to “What effect do partial or full Surrenders have on your benefits under the rider?” for more information regarding excessive transfers. Please refer to Annuity Payout Option Eight in Section 7.d, for important considerations regarding the configuration of contract ownership roles when selecting a joint and last survivor life Annuity Payout Option for Personal Pension Account Payouts.
Is the rider designed to pay you withdrawal benefits for your lifetime?
No.
Is the rider designed to pay you Death Benefits?
No.
Does the rider replace the standard Death Benefit?
No.
Can you revoke the rider?
Yes. At any time following the earlier of Spousal Contract continuation or the fifth Contract Anniversary after the rider effective date, you may elect to terminate this rider. The Contract Value will not be adjusted to equal the Guaranteed Accumulation Benefit and the rider will terminate.
What effect do Partial or Full Surrenders have on your benefits under the rider?
Please refer to “Does your benefit base change under the rider?” for the effect of partial Surrenders and transfers to and from the Personal Pension Account. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Guaranteed Accumulation Benefit.
If your Contract Value on any Contract Anniversary is ever reduced below the Contract minimum amount rule (as described in Section 7.c) as a result of investment performance, or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below the minimum amount rule, then your Contract Value will be liquidated and the Contract and all its riders, including this rider, shall terminate and no rider benefits shall be paid.
What happens if you change ownership?
Any Contract change before the Annuity Commencement Date which causes a change in the ownership will result in the recalculation of the benefits provided under the rider. We reserve the right to approve any ownership changes.
If the age of the oldest Owner(s) after the ownership change is older than the maximum issue age for this rider on the effective Valuation Day of the ownership change, we will terminate the rider.
If the age of the oldest Owner(s) after the ownership change is younger than or equal to the maximum issue age of the rider at the time of the ownership change and the ownership changes occur within the first six months from the Contract issue date, it will not cause a recalculation of the benefits or changes under the rider.
Ownership changes after the first six months from the Contract Issue date will cause a recalculation of the benefits under either (a) or (b):
(a)If the rider or a similar rider, as we determine, is not currently available for sale we will terminate the rider; or
(b)If the rider is currently available for sale, we will continue the existing rider at the rider charge that is currently being assessed for new sales of the rider (or the last declared initial, minimum and maximum rider charge, if higher). The Guaranteed Accumulation Benefit will be recalculated to equal the lesser of the Contract Value or the then current Guaranteed Accumulation Benefit, on the effective Valuation Day of the ownership change. The rider maturity date will not change.
Can your Spouse continue your rider?
Yes. The following are the effects of an ownership change if your Spouse continues the Contract under the Spouse Beneficiary provision of the Contract, if applicable:

If your Spouse is younger than or equal to the maximum issue age for the rider at the time of the continuation, then either (a) or (b) will apply as follows:
a)If the rider is not currently available for sale or a similar rider, as we determine, we will terminate this rider; or
b)If the rider is currently available for sale, we will continue the rider at the rider charge that is then currently being assessed for new sales of the rider (or the last declared initial, minimum and maximum rider charge, if higher). The Guaranteed Accumulation Benefit will not change. The rider maturity date will not change.
If your Spouse is older than the maximum issue age for the rider on the effective Valuation Day of the Spousal Contract continuation, we will terminate the rider.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract before the rider maturity date, you will forfeit all of your rights under the rider and will not receive the Guaranteed Accumulation Benefit.
Are there restrictions on how you must invest?
Yes. You must invest your Contract Value (including future investments) within an approved asset allocation model(s) and other investment program(s) approved and designated by us. As of the date of this prospectus, you must invest in the Personal Protection Portfolio asset allocation models listed in Appendix A or you may invest 100% in the BlackRock Managed Volatility V.I. Fund. The models rebalance monthly.
We may prospectively modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while this rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. We will give you advance notice of these changes. These changes will not be applied with respect to then existing investments. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 4(a) for more information regarding the potential impact of fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with any applicable investment requirement or restriction will result in termination of the rider. If the rider is terminated by us, for violation of applicable investment requirements or restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Termination of the rider will not terminate any concurrent guaranteed minimum death benefit rider. In the event of a conflict between the investment requirements and restrictions of the rider and those imposed by any other guaranteed minimum death benefit rider, the investment requirements and restrictions of the rider shall prevail.
If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, transfer Contract Value into the Personal Pension Account or change ownership. Upon reinstatement, your Guaranteed Accumulation Benefit will be reset at the lower of the Guaranteed Accumulation Benefit prior to the termination or Contract Value as of the date of reinstatement.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provides very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
The Personal Protection Portfolios and particularly, the requirement to maintain 50% of your Contract Value in the BlackRock Managed Volatility V.I. Fund with these models, or 100% in the BlackRock Managed Volatility V.I. Fund, may reduce overall Contract Value volatility and mitigate our guarantee obligations by potentially reducing investment returns that you might have received during favorable market conditions.
The BlackRock Managed Volatility V.I. Fund does not seek to manage volatility based on Contract Owners' allocations to the other Funds within the Personal Protection Portfolios. Instead, the BlackRock Managed Volatility V.I. Fund utilizes a volatility control process that is independent of Contract Owners allocations of Contract Value. The BlackRock Managed Volatility V.I. Fund may reduce investment returns that you might receive during favorable market conditions and may mitigate our guarantee obligations under the Contracts. In addition, the BlackRock Managed Volatility V.I. Fund may fail to achieve its investment objective, which includes managing volatility.
If you desire your Contract Value to be subject to less volatility than the Personal Protection Portfolios asset allocation models, a 100% allocation to the BlackRock Managed Volatility V.I. Fund may be more appropriate for you. You should consult with your investment professional about which investment options are best for you. Some factors you may consider and discuss with your investment professional when reviewing the updated Personal Protection Portfolios and the BlackRock Managed Volatility V.I. Fund are: your investment time horizon and risk appetite, the importance of protecting your Contract Values from volatility, the impact that managed volatility may have on your investment returns during favorable market conditions, and the likelihood that you will utilize or realize your rider benefits.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We require prior approval of subsequent Premium Payments after the first Contract Anniversary after the rider effective date. In addition, we will not accept any subsequent Premium Payments in excess of $100,000 in the aggregate while the rider is in effect without our prior approval.
Can we aggregate Contracts?
Yes. For purposes of determining the Guaranteed Accumulation Benefit, we reserve the right to treat as one all deferred variable annuity contracts issued by us where you have elected any similar optional guaranteed minimum accumulation benefit rider. We will not aggregate contracts with dissimilar optional riders such as a Contract with an optional guaranteed minimum accumulation benefit (such as Safety Plus) with a Contract with a guaranteed lifetime withdrawal benefit such as Future5, Future6, or Daily Lock Income Benefit.
Other information
The rider may not be appropriate for all investors. Several factors, among others, should be considered:
•Your required participation in the Personal Protection Portfolio models end when the rider terminates. You must provide us with re-allocation instructions at that time. We will contact you and your Financial Intermediary in writing and/or via telephone to seek instructions to re-allocate your Contract Value outside of the Personal Protection Portfolio and BlackRock Managed Volatility V.I. Fund. You may independently invest in the BlackRock Managed Volatility V.I. Fund if you have Future6.
•Please see the Optional Rider Comparison chart in Appendix C for a summary of the differences between all optional riders.
•The benefits under the rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.
•Annuitizing your Contract, whether voluntarily or not, will impact and possibly eliminate these benefits.
•We may terminate the rider based on your violation of benefit rules and may otherwise withdraw the rider (or any benefits) for new Contract sales at any time.
•Certain changes in ownership may result in a reduction, recalculation or forfeiture of benefits.
•The fee for the rider will not increase unless there is an ownership change or Spousal Contract continuation.
•Due to the anticipated impact of these investment restrictions on potential upside performance, it is important that you discuss with your investment professional whether, among other things, a traditional fixed annuity, high grade fixed income securities or a certificate of deposit might better suit your long term needs.
•This rider is not RMD friendly. Electing the rider when using this contract to meet your RMD obligations may have negative consequences inasmuch as your benefits are reduced proportionally for any partial Surrender. We are not responsible for violations due to your obligation to comply with RMD obligations.
•The purchase of this rider may not be appropriate for custodial owned contracts, Beneficiary or inherited IRAs or contracts owned by certain types of non-natural entities, including Charitable Trusts.
•Safety Plus is referred to as Guaranteed Minimum Accumulation Benefit Plus Rider in your Contract.
•The FAF is not available if you have elected Safety Plus.
Any obligation we have under the Contract, including the optional accumulation benefit, is subject to our financial strength and claims-paying ability and our long-term ability to meet such obligations.
12. Additional Information
a. State Variations
The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state’s variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.
Alabama - The FAF is not available.
California - If you are 60 years old or older you must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a money market Fund for the first thirty-five days your initial Premium Payment is invested. After the thirty-fifth day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the thirty-five days after the initial Premium Payment is invested will also be invested in a money market Fund unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Contract Value from a money market Fund to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options; or we will automatically reallocate your Contract Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The assignment restrictions on the living benefits and Death Benefits do not apply.
Connecticut, Florida, Illinois, New Jersey, Tennessee and Texas - The limit on Living Benefits and Death Benefits imposed when contracts are aggregated does not apply.
Connecticut and New Jersey - Our approval is required for any subsequent Contribution or transfer resulting in cumulative Contributions and transfers into the Personal Pension Account exceeding $50,000.
Connecticut - The assignment restrictions on the living benefits and Death Benefits do not apply.
Delaware - The maximum rider charge for Maximum Anniversary Value Death Benefit is 1.00%.
Florida - If you are age 65 or older on the contract issue date, CDSCs will be capped at 10% of the amount withdrawn. The cap does not apply to accredited investors.
Maryland - The Annual Maintenance Fee for C-Share and I-Share contracts is $30.
Massachusetts - We will accept subsequent Premium Payments only until the Annuitant’s 63rd birthday or the third Contract Anniversary, whichever is later (B, C and L Share Contracts). The Nursing Home Waiver is not available. The FAF investment restrictions do not apply to investors.
Minnesota - The CDSC for B share contracts are 7.5%, 7%, 6.5%, 6%, 5%,4%, 3%, 0%. The CDSC for L share contracts 7.5%, 7%, 6%, 5%, 0%.
New Jersey - The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The Nursing Home Waiver is not available. If an optional Death Benefit is elected, our approval is required for any subsequent Premium Payment received after the first twelve months.
New York - Contracts issued by Talcott Resolution Life Insurance Company are not available in New York. The Personal Pension Account is not available. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. The Nursing Home Waiver is not available. Letters of Intent are not available as a basis to reduce sales charges. The assignment restrictions on the living benefits and Death Benefits do not apply. For Contracts issued in New York, the minimum monthly Annuity Payout is $20.
Oklahoma - The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%.
Oregon - The Personal Pension Account is not available. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available.
Pennsylvania - The Nursing Home Waiver minimum confinement period is changed from 180 days to ninety days. You may not choose a fixed dollar amount Annuity Payout. Annuity Payout Option Two is not available.
South Dakota - This contract ceased sales as of January 1, 2013.
Texas - The assignment restrictions on the living benefits and death benefits do not apply. The only available AIRs, which are used in computing the dollar amount of variable annuity payments, are 3% and 5%.
Washington - The Personal Pension Account is not available. In any year when no Premium Payment is paid into the FAF, any pro-rata portion of the fee taken from the FAF will be limited to interest earned in excess of the 3% for that year. The Target Income Age is subject to limitations based on the Annuitant’s age as of the date of the first Contribution.
b. Miscellaneous
Ownership Changes - Except as prohibited by state law, we reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a recalculation of the benefits subject to applicable state law. Generally, we will not recalculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

Assignment - A non-qualified Contract may be assigned subject to the ownership change restrictions above. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your Contract may not be traded on any stock exchange or secondary market. When you purchased this Contract you represented and warranted that you were not using this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification - We may unilaterally modify the Contract to reflect, among other things, changes in applicable tax law or interpretations of tax law, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined. Any modifications to the Contract will be filed with each state in which the Contract is for sale. Contract changes will be communicated to Owners through regular mail as an endorsement to their Contract.
Medicaid Benefits - Medicaid estate planning may be important to people who are concerned about long term care costs. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits. Ownership interests or Beneficiary status under this variable annuity could render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and Beneficiary status of your Contract. This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.
c. Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Separate Account, the ability of the Principal Underwriter to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Contracts.
d. Cybersecurity and Disruptions to Business Operations
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There may also be an increased risk of cyber-attacks during periods of geopolitical or military conflict (such as Russia's invasion of Ukraine and the resulting response by the United States and other countries). There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters, including public health crises (such as COVID-19), terrorist acts, and other severe events that could adversely affect our ability to conduct our business operations. While we have adopted a business continuity plan and taken precautions, we cannot assure you that such events will not result in short- or long-term interruptions to our business operations, particularly if such events affect our computer systems or result in a significant number of our employees becoming unavailable. Interruptions to our business operations may interfere with our ability to effectively administer the Contract, including our ability to process orders and calculate Contract Value. Our third-party service providers and other third-parties related to our business (such as financial intermediaries or, in the case of our variable products, underlying funds) are subject to similar risks, risks of political instability, and disruptions to their business operations may cause interruptions to our own business operations. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Contract-related transactions, including orders from Contract owners.
The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy are affecting companies across all industries.  Worldwide health emergency measures to combat the spread of the virus have caused severe disruption resulting in an economic slowdown.  The duration and impact of the COVID-19 public health crises on the financial markets, overall economy and our operations are uncertain, as is the efficacy of government and central bank interventions.  Additionally, we are unable to determine what, if any, actions our regulators may take in response to the COVID-19 public health crises and its impact on financial markets and our operations. At this time, the Company is not able to reliably estimate the length and severity of the COVID-19 public health crises and, as such, cannot quantify its impact on the financial results, liquidity and capital resources of the Company and its operations in future periods.
e. How Contracts Were Sold
We have entered into a distribution agreement with our affiliate Talcott Resolution Distribution Company, Inc. (“TDC”) under which TDC serves as the principal underwriter for the Contracts. TDC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of TDC is the same as ours.
TDC has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to TDC for sales of the Contracts by Financial Intermediaries. TDC, in its role as principal underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2021. Contracts were sold by individuals who were appointed by us as insurance agents and who were investment professionals of Financial Intermediaries.

Class B and I share Contracts may have been sold directly to the following individuals free of any commission: 1) our current or retired officers, directors, trustees and employees (and their families) and our corporate parent; and 2) employees and investment professionals of Financial Intermediaries. If applicable, we may have credited the Class B share Contract with a credit of 5.0% of the initial Deposit and each subsequent Deposit, if any. This additional percentage of Deposit in no way affects current or future charges, rights, benefits or account values of other Owners.
The financial advisory arrangement otherwise required in order to purchase Class I share Contracts shall not be applicable to the Personal Retirement Manager variable annuities bought by any of our current or retired officers, directors, trustees and employees or those of our corporate parent.
This prospectus does not constitute personalized investment or financial planning advice or a recommendation to purchase this or any other variable annuity. We reserve the right to modify, suspend, or terminate these privileges at any time.

We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affected each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to investment professionals according to a Financial Intermediary’s internal compensation practices.
Affiliated broker-dealers also employed individuals called wholesalers in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions based on a specified amount of Deposits or Total Balance.
•Commissions
Up front commissions paid to Financial Intermediaries generally range from 0% to up to 7.5% of each Deposit. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1% of your Total Balance. We pay no additional commissions with respect to assets moved from the Personal Pension Account to Sub-Accounts or the FAF. We pay different commissions based on the Contract variation. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your investment professional’s compensation. Under certain circumstances, your investment professional may be required to return all or a portion of the commissions paid.
Check with your investment professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your investment professional (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your investment professional (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your investment professional’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
If you enter into an agreement for investment advisory services for your Contract with a financial intermediary who acts as an investment adviser and charges you an advisory fee for their services, you pay that advisory fee under your agreement with the financial intermediary. We do not intend to pay Sales Commissions to financial intermediaries who receive investment advisory fees from Contract Owners because such financial intermediaries receive compensation in connection with the Contract in the form of those advisory fees.
•Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide in force Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for in force Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing	Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
In force Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
During 2021, we made Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities pursuant to contractual arrangements: LPL Financial Corporation, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), and UBS Financial Services, Inc. (CDSC only).
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
For the fiscal year ended December 31, 2021, Additional Payments did not in the aggregate exceed approximately $4.7 million or approximately 0.01% of average total individual variable annuity assets.
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences.
The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Nonresident Aliens and Foreign Entities" below regarding annuity purchases by, or payments to, non-U.S. persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation. Although some sections below discuss certain tax considerations in connection with contract loans, this is provided as general information only. Please refer to your contract to determine if your contract contains a loan provision.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide you with a copy of what was reported. This copy is not intended to supplant your own records. It is your responsibility to ensure that what you report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if you find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C.     Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1.     Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•     A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),
•     A contract acquired by the estate of a decedent by reason of such decedent’s death,
•     Certain contracts acquired with respect to tax-qualified retirement arrangements,
•     Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or
•     A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.
A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u).
However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2.     Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon exceeding certain income thresholds.
a.     Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).
i.When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.
ii.To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.
iii.Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.
We believe that Personal Pension Account Payouts are partial annuitizations of the Contract, and that an equitable allocation of the investment in the contract would be in proportion to the estimated fair market values of the portions of the Contract.
When annuitization of the Personal Pension Account has occurred, your Benefit Balance will be calculated by using an actuarial present value formula.
iv. If you receive services for your Contract from a third-party financial intermediary who charges an advisory fee for their services and you elect to pay the advisory fee by taking withdrawals from your Contract Value, any amounts paid will be treated as an amount received for purposes of this subparagraph 2.a. and the previous subparagraph 2 and in general may be subject to federal and state income taxes and a 10% federal penalty tax.
b.     Amounts Not Received as an Annuity
i.To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”
ii.Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”
iii.Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).
iv.The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.
v.In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.
vi.In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.
c.     Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose.
We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn.
In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

d.     10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.
i.If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.
ii. The 10% penalty tax will not apply to the following distributions:
1. Distributions made on or after the date the recipient has attained the age of 59½.
2. Distributions made on or after the death of the holder or, where the holder is not an individual, the death of the primary annuitant.
3. Distributions attributable to a recipient becoming disabled.
4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).
5. Distributions made under certain annuities issued in connection with structured settlement agreements.
6. Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).
7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e.     Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f.     Required Distributions
i.     Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:
1.     If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;
2.     If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and
3.     If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.
ii.     Alternative Election to Satisfy Distribution Requirements
    If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.
iii.     Spouse Beneficiary
    If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.
iv.     Civil Union or Domestic Partner
    Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g.     Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h.     Partial Exchanges.
The owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). The IRS in Revenue Procedure 2011-38, indicated that a partial exchange made on or after October 24, 2011 will be treated as a tax-free exchange under Code Section 1035 if there is no distribution from or surrender of, either contract involved in the exchange within 180 days of such exchange. Amounts received as annuity payments for a period of at least 10 years on one or more lives will not be treated as distributions for this purpose. If a transfer does not meet the 180-day test, the IRS will apply general tax rules to determine the substance and treatment of the transfer.
We advise you to consult with a qualified tax adviser as to the potential tax consequences before attempting any partial exchanges.
3.     Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:
•     no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,
•     no more than 70% is represented by any two investments,
•     no more than 80% is represented by any three investments and
•     no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to nonqualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4.     Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
5. Certain Tax Considerations for Full or Partial Settlement Payments from the Personal Pension Account
The recent enactment of new Section 72(a)(2) of the Code for partial annuitizations provides direction on how Personal Pension Account Payouts should be treated for tax purposes, effective for payments received in taxable years beginning after December 31, 2010 (regardless of when the annuity was purchased). However, because there is yet to be guidance on the new provisions from the IRS, there is still some uncertainty as to how the partial annuitization provisions will be applied and we advise you to consult with a qualified tax adviser concerning such tax treatment before you deposit amounts into the Personal Pension Account or take a settlement for a Personal Pension Account Payout.
With respect to the Personal Pension Account, the Company plans to report any periodic payments under a settlement of the Personal Pension Account (Personal Pension Account Payouts) as amounts received as an annuity and a partial annuitization of the Contract, resulting in that portion of the Contract being treated as a separate contract for which an annuity starting date is assigned, a portion of the investment in the contract is allocated and an exclusion ratio is determined (discussed in subparagraph 2.a. above). Likewise, after December 31, 2010, the Company plans to report any continuing periodic settlement payments from the Personal Pension Account as amounts received as an annuity under a separate contract with an annuity starting date of January 1, 2010, for which a portion of the investment in the contract should be allocated and an exclusion ratio should be determined consistent with new Section 72(a)(2) of the Code (and discussed in subparagraph 2.a. above).
D.     Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:
1.     Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.
2.     Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. If the necessary “election out” forms are not submitted to us in a timely manner, we will withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.
Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States.
Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A

Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E.     General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F.     Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G.     Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371⁄2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendant) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H.     Tax Disclosure Obligations
In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2009-59. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1.     Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.
a.     Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to take RMDs, as described below, may result in imposition of a 50% additional tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 591⁄2 or dies is subject to a 10% additional tax on premature distributions, unless a special exception applies. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
b.     SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
c.     SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% additional tax for failure to make a full RMD, and to the 10% additional tax on premature distributions, as described below. In addition, the 10% additional tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.
d.     Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed in accordance with rules similar to those of a traditional IRA. Prior to January 1, 2018, the Owner of a Traditional IRA or other qualified plan assets could recharacterize a Traditional IRA into a Roth IRA under certain circumstances. Effective January 1, 2018, a Traditional IRA or other qualified plan cannot be recharacterized as a Roth IRA. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2.     Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-

free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3.     Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments.
There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:
a.     after the employee reaches age 591⁄2;
b.     upon the employee’s separation from service;
c.     upon the employee’s death or disability;
d.     in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or
e.     as a qualified reservist distribution upon certain calls to active duty.
An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4.     Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount ($20,500 for 2022). The Plan may provide for additional “catch-up” contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 701⁄2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5.     Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, additional taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6.     Additional Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal additional taxes not just on premature distributions, but also on excess contributions and failures to take RMDs. Additional taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The additional taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.
a.     Additional Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 591⁄2. However, this 10% additional tax does not apply to a distribution that is either:
(i)made to a beneficiary (or to the employee’s estate) on or after the employee’s death;
(ii)attributable to the employee’s becoming disabled under Code Section 72(m)(7);
(iii)part of a series of substantially equal periodic payments (not less frequently than annually — “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);
(v)(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);
(vi)not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;
(vii)certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;
(viii)for the birth or adoption of a child under Code Section 72(t)(2)(H);
(ix) made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or
(x) made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% additional tax does not apply to a distribution from an IRA that is either:
(xi) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;
(xii) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or
(xiii) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% additional tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% additional tax will be applied retroactively to all the prior periodic payments (i.e., additional tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 591⁄2 and (b) 5 years have elapsed since the first of these periodic payments.
For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% additional tax rate is increased to 25%.
b.     RMDs and 50% Additional Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the RMD for the year, the participant is subject to a 50% additional tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:
(i)the calendar year in which the individual attains:
(a) Age 70½ for participants born before July 1, 1949
(b) Age 72 for participants born on or after July 1, 1949, or
(ii)Except in the case of an IRA or a 5% owner, as defined in the Code, the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over the life of such employee or over the lives of such employee and a designated beneficiary (as specified in the Code) or over a period not extending beyond the life expectancy of such employee or the life expectancy of such employee and a designated beneficiary.
Different rules apply to beneficiaries if an individual died prior to 2020 or in 2020 and subsequent years.
(i)    Individuals who died prior to 2020
(a)    If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
(b)    If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
(ii)    Individuals who die in 2020 and subsequent years
(a)    For eligible designated beneficiaries as defined in Code Section 401(a)(9)(E)(ii), the RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 72.
(b)    For all other beneficiaries the individual’s entire interest generally must be distributed by the end of the calendar year containing the tenth anniversary of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% additional tax for RMDs if such additional RMD amount is not timely distributed.
7.     Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8.     Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable additional tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a

Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either —
a.     an RMD amount;
b.     one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or
c.     any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution additional tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner.
Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% additional tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS.
9. Certain Tax Considerations with the Personal Pension Account in Qualified Plans
Because the IRS has published no guidance on the tax treatment of arrangements resembling the Personal Pension Account, there is necessarily some uncertainty as to how an annuity contract with a Personal Pension Account will be treated in different types of Qualified Plans, and we advise you to consult with a qualified tax adviser concerning such treatment before you deposit any amount into a Personal Pension Account that is held in any Qualified Plan.
Among such tax issues for you to consider with a qualified tax adviser in such a case are the following:
a.    Any amounts received by you (or your payee) prior to your attaining age 591⁄2 are generally subject to the additional tax on premature distributions described above, unless such an amount received can qualify for an exception from such a additional tax, e.g., scheduled payments that qualify for the SEPP Exception. In addition, any modification in payments qualifying for the SEPP Exception (e.g., by commutation) can have adverse additional tax consequences, as described above.
b.    The tax rules for satisfying RMD requirements vary according to both the form of Qualified Plan (e.g., Traditional IRA or Roth IRA) and the form of payment (e.g., periodic annuity payout or non-periodic distribution from an account value). As a result, such variations should be considered when RMD amounts need to be taken. In addition, any modification in the form or amount of such payments (e.g., by commutation) could have adverse tax consequences, if such a modification does not satisfy an IRS-recognized RMD exception (e.g., for an acceleration or other change in periodic payments under Reg. § 1.401(a) (9)-6, Q&A-1 and Q&A-14).
c.    Any attempt to transfer an amount from the Benefit Balance to Sub-Accounts or the FAF (if available) that exceeds the threshold for such a transfer will be treated by us as a form of annuitization distribution from the Personal Pension Account, and thus may not qualify as a tax-free direct transfer. Instead, such an attempted excess transfer could be treated for tax purposes as a potentially taxable distribution out of the entire annuity contract, followed by a contribution back into the same contract. While such a distribution from an IRA may qualify for 60-day rollover treatment (if it is not needed to satisfy RMD requirements), only one such tax-free 60-day rollover is allowed for any 365-day period for any individual from all of such individual’s IRAs. Failing such tax-free rollover treatment, such a distribution could be subject to both income and additional tax, and any deemed contribution back into the contract may be subject to an excise tax on excess contributions. In addition, any such distribution from a non-IRA form of Qualified Plan may be subject to the 20% mandatory withholding tax, unless such distribution is a RMD or otherwise avoids classification as an “eligible rollover distribution,” as described above.

Appendix A — Funds Available in the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at:
Issued by Talcott Resolution Life Insurance Company:

Class of Contract	Website Address
PRM Series III B Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Y285
PRM Series IV C Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Y343
PRM Series III L Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Y335
Huntington PRM Series III B Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Y293

Issued by Talcott Resolution Life and Annuity Insurance Company:

Class of Contract	Website Address
PRM Series III B Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41658A254
PRM Series IV C Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41658A288
PRM Series III I Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41658A262
PRM Series III L Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41658A270
Availability of portfolio companies may vary by employer. Participants should reference their plan documents for a list of available portfolio companies.
You can also request this information at no cost by calling 1-800-862-6668 or by sending an email request to asccontactus@talcottresolution.com.
Funds available under your specific Contract version are listed in Appendix A.1.
The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.
See "Optional Benefit Investment Restrictions" following this table for information on investment restrictions.

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Allocation	AB VPS Balanced Hedged Allocation Portfolio - Class B (formerly AB VPS Balanced Wealth Strategy Portfolio) Adviser: AllianceBernstein, L.P.	1.02%*	13.36%	9.64%	9.00%
U.S. Equity	AB VPS Small/Mid Cap Value Portfolio - Class B Adviser: AllianceBernstein, L.P.	1.08%	35.60%	9.88%	12.85%
U.S. Equity	American Century VP Growth Fund - Class II Adviser: American Century Investment Management, Inc.	0.96%*	27.14%	24.32%	18.05%
U.S. Equity	American Century VP Mid Cap Value Fund - Class II Adviser: American Century Investment Management, Inc.	0.90%*	23.02%	9.25%	12.68%
U.S. Equity	American Century VP Value Fund - Class II Adviser: American Century Investment Management, Inc.	0.88%*	24.28%	9.39%	11.89%
Fixed Income	American Funds Capital World Bond Fund - Class 4 Adviser: Capital Research and Management Company	1.00%	(5.18)%	3.24%	1.88%
International Equity	American Funds Capital World Growth and Income Fund - Class 4 Adviser: Capital Research and Management Company	0.92%*	14.46%	12.99%	11.42%
International Equity	American Funds Global Small Capitalization Fund - Class 4 Adviser: Capital Research and Management Company	1.15%*	6.43%	15.16%	12.26%
U.S. Equity	American Funds Growth Fund - Class 4 Adviser: Capital Research and Management Company	0.85%	21.68%	25.12%	19.46%
APP A-1

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
U.S. Equity	American Funds Growth-Income Fund - Class 4 Adviser: Capital Research and Management Company	0.79%	23.80%	16.10%	15.17%
International Equity	American Funds International Fund - Class 4 Adviser: Capital Research and Management Company	1.04%	(1.71)%	9.37%	7.91%
International Equity	American Funds New World Fund - Class 4 Adviser: Capital Research and Management Company	1.07%*	4.63%	12.96%	8.43%
Fixed Income	American Funds The Bond Fund of America - Class 4 Adviser: Capital Research and Management Company	0.70%*	(0.59)%	3.96%	3.04%
U.S. Equity	American Funds Washington Mutual Investors Fund - Class 4 Adviser: Capital Research and Management Company	0.77%*	27.51%	12.22%	13.56%
U.S. Equity	BlackRock Capital Appreciation V.I. Fund - Class III Adviser: BlackRock Advisors, LLC	1.05%*	20.89%	25.03%	18.26%
U.S. Equity	BlackRock Equity Dividend V.I. Fund - Class III Adviser: BlackRock Advisors, LLC	0.91%*	20.30%	11.36%	11.56%
Allocation	BlackRock Global Allocation V.I. Fund - Class III Adviser: BlackRock Advisors, LLC	1.00%*	6.42%	9.71%	7.68%
Allocation	BlackRock Managed Volatility V.I. Fund - Class III Adviser: BlackRock Advisors, LLC Subadviser: BlackRock International Limited Edinburgh, United Kingdom, BlackRock Asset Management North Asia Limited, Hong Kong, and BlackRock (Singapore) Limited, 079912 Singapore	0.84%*	0.53%	2.20%	3.49%
U.S. Equity	BlackRock S&P 500 Index V.I. Fund - Class III Adviser: BlackRock Advisors, LLC	0.39%	28.23%	17.96%	15.95%
U.S. Equity	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	0.85%	27.51%	19.87%	16.35%
U.S. Equity	Fidelity® VIP Mid Cap Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	0.86%	25.31%	13.32%	13.00%
Fixed Income	Fidelity® VIP Strategic Income Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)), and other investment advisers	0.91%	3.44%	5.11%	4.47%
Allocation	Franklin Income VIP Fund - Class 4 Adviser: Franklin Advisers, Inc. Subadviser: Templeton Investment Counsel, LLC	0.82%	16.59%	7.34%	7.27%
International Equity	Franklin Mutual Global Discovery VIP Fund - Class 4 Adviser: Franklin Mutual Advisers, LLC Subadviser: Franklin Templeton Investment Management Limited	1.33%	18.98%	6.32%	8.37%
Allocation	Franklin Mutual Shares VIP Fund - Class 4 Adviser: Franklin Mutual Advisers, LLC	1.08%	19.06%	6.33%	8.89%
U.S. Equity	Franklin Rising Dividends VIP Fund - Class 4 Adviser: Franklin Advisory Services, LLC	0.98%	26.63%	16.69%	14.28%
U.S. Equity	Franklin Small Cap Value VIP Fund - Class 4 Adviser: Franklin Advisory Services, LLC	1.01%	25.17%	9.82%	12.01%
Fixed Income	Franklin Strategic Income VIP Fund - Class 4 Adviser: Franklin Advisers, Inc.	1.13%*	2.06%	3.06%	3.60%
U.S. Equity	Hartford Capital Appreciation HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.92%	14.45%	15.56%	14.38%
U.S. Equity	Hartford Disciplined Equity HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.85%	25.21%	18.59%	17.12%
U.S. Equity	Hartford Dividend and Growth HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.91%	31.68%	15.15%	14.41%
APP A-2

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
International Equity	Hartford International Opportunities HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.99%	7.57%	10.54%	8.97%
Fixed Income	Hartford Total Return Bond HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.75%	(1.18)%	4.24%	3.56%
Fixed Income	Hartford Ultrashort Bond HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	0.69%	(0.46)%	1.08%	0.57%
Allocation	Invesco V.I. Balanced Risk Allocation Fund - Series II Adviser: Invesco Advisers, Inc.	1.13%*	9.26%	7.18%	5.99%
U.S. Equity	Invesco V.I. Core Equity Fund - Series II Adviser: Invesco Advisers, Inc.	1.05%	27.38%	13.69%	11.99%
International Equity	Invesco V.I. EQV International Growth Fund - Series II (formerly Invesco V.I. International Growth Fund) Adviser: Invesco Advisers, Inc.	1.14%	5.61%	9.90%	7.82%
Money Market	Invesco V.I. Government Money Market Fund - Series II** Adviser: Invesco Advisers, Inc.	0.59%	0.01%	0.69%	0.36%
Fixed Income	Invesco V.I. Government Securities Fund - Series II Adviser: Invesco Advisers, Inc.	0.93%	(2.43)%	2.21%	1.52%
Fixed Income	Invesco V.I. High Yield Fund - Series II Adviser: Invesco Advisers, Inc.	1.19%	4.00%	4.38%	5.34%
U.S. Equity	Invesco V.I. Main Street Mid Cap Fund - Series II Adviser: Invesco Advisers, Inc.	1.18%	22.86%	11.15%	10.52%
U.S. Equity	Invesco V.I. Small Cap Equity Fund - Series II Adviser: Invesco Advisers, Inc.	1.20%	20.09%	13.15%	12.01%
Fixed Income	Lord Abbett Bond-Debenture Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	0.89%	3.28%	5.66%	6.33%
U.S. Equity	Lord Abbett Fundamental Equity Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	1.08%*	27.31%	10.23%	11.33%
U.S. Equity	Lord Abbett Growth and Income Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	0.93%	29.02%	11.07%	12.17%
U.S. Equity	MFS® Growth Series - Service Class Adviser: MFS Investment Management	0.96%*	23.24%	24.56%	19.03%
U.S. Equity	MFS® New Discovery Series - Service Class Adviser: MFS Investment Management	1.12%*	1.57%	21.00%	15.87%
Fixed Income	MFS® Total Return Bond Series - Service Class Adviser: MFS Investment Management	0.78%*	(1.07)%	3.87%	3.39%
Allocation	MFS® Total Return Series - Service Class Adviser: MFS Investment Management	0.86%*	13.84%	9.57%	9.31%
U.S. Equity	MFS® Value Series - Service Class Adviser: MFS Investment Management	0.95%*	25.16%	11.97%	13.13%
Allocation	PIMCO All Asset Portfolio - Advisor Class Adviser: Pacific Investment Management Company LLC Subadviser: Research Affiliates	1.34%*	16.04%	8.45%	5.91%
Allocation	PIMCO Global Managed Asset Allocation Portfolio - Advisor Class Adviser: Pacific Investment Management Company LLC	1.21%*	12.60%	10.59%	6.03%
International Equity	PIMCO StocksPLUS Global Portfolio - Advisor Class Adviser: Pacific Investment Management Company LLC	0.87%*	19.33%	13.56%	9.35%
U.S. Equity	Putnam VT Growth Opportunities Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	0.89%	22.65%	25.54%	19.86%
U.S. Equity	Putnam VT Large Cap Value Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	0.81%	27.30%	13.81%	14.11%
U.S. Equity	Putnam VT Multi-Cap Core Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	0.91%	31.07%	18.08%	16.30%
International Equity	Templeton Foreign VIP Fund - Class 4 Adviser: Templeton Investment Counsel, LLC	1.21%*	4.10%	2.62%	3.90%
APP A-3

Type	Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1 Year	5 Year	10 Year
Fixed Income	Templeton Global Bond VIP Fund - Class 4 Adviser: Franklin Advisers, Inc.	0.86%*	(5.01)%	(1.03)%	1.04%
International Equity	Templeton Growth VIP Fund - Class 4 Adviser: Templeton Global Advisors Limited	1.28%	4.85%	5.11%	7.26%

*	Annual expenses reflect temporary fee reduction under an expense reimbursement or fee waiver arrangement.
**	In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program, if available, where Contract value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

Asset Allocation Models
This section provides information about the asset allocation models (or Portfolio Planner Models) that may be available for participation under the contract. Models may not be available to you. You may be required to participate in a certain model depending on the optional benefits you have chosen. See "Optional Benefit Investment Restrictions" below.
You may participate in only one asset allocation model at a time. Your investments related to an asset allocation model will be rebalanced quarterly. For additional information, see "Static Asset Allocation Models" in the prospectus.

Models Available For The Following Contracts:

Personal Retirement Manager B-Share VA 3
Personal Retirement Manager C-Share VA 4
Huntington Personal Retirement Manager B-Share VA 3
Personal Retirement Manager I-Share VA 3
Personal Retirement Manager L-Share VA 3

The Portfolio Planner Models
The following model(s) (introduced as of May 2, 2022) are available for the Contract(s) listed above.
The percentage allocations below apply to value in the Sub-Accounts.

Fund	2022 Series 113	2022 Series 213	2022 Series 313	2022 Series 413	2022 Series 513
AB VPS Small/Mid-Cap Value Portfolio	2%	3%	3%	4%	5%
American Funds Growth Fund	5%	6%	8%	10%	11%
Fidelity VIP Mid Cap Portfolio	2%	3%	4%	4%	5%
Hartford Disciplined Equity HLS Fund	5%	7%	9%	10%	12%
Hartford Dividend and Growth HLS Fund	5%	7%	8%	10%	12%
Hartford International Opportunities HLS Fund	9%	12%	15%	18%	21%
Hartford Total Return Bond HLS Fund	55%	48%	40%	32%	24%
Invesco V.I. Government Securities Fund	5%	4%	3%	3%	2%
Invesco V.I. High Yield Fund	10%	8%	7%	5%	4%
MFS New Discovery Series	2%	2%	3%	4%	4%
Total	100%	100%	100%	100%	100%

APP A-4

Optional Rider Investment Restrictions

Investment Restrictions For
• Daily Lock Income Benefit
• Future6

• Legacy Lock
• Safety Plus

Applicable To The Following Products
• Personal Retirement Manager B-Share VA 3
• Personal Retirement Manager C-Share VA 4
• Personal Retirement Manager I-Share VA 3
• Personal Retirement Manager L-Share VA 3
• Huntington Personal Retirement Manager B-Share VA 3

You must choose one of the following models. The models will be re-balanced monthly. For Future6, in the event that your Contract Value reduces below the minimum amount rule and you fail to transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days, we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

PERSONAL PROTECTION PORTFOLIOS

Series 8076
Fund
BlackRock Managed Volatility V.I. Fund	50%
Hartford Capital Appreciation HLS Fund	20%
Hartford Dividend and Growth HLS Fund	20%
Hartford International Opportunities HLS Fund	10%
Total	100%

Series 8077
Fund
American Funds Growth Fund	20%
American Funds Growth-Income Fund	20%
American Funds International Fund	10%
BlackRock Managed Volatility V.I. Fund	50%
Total	100%

Series 8078
Fund
BlackRock Managed Volatility V.I. Fund	50%
Franklin Mutual Shares VIP Fund	20%
Franklin Rising Dividends VIP Fund	10%
Templeton Growth VIP Fund	20%
Total	100%

APP A-5

Series 8079
Fund
American Funds Growth-Income Fund	20%
BlackRock Managed Volatility V.I. Fund	50%
Hartford International Opportunities HLS Fund	10%
Invesco V.I. Core Equity Fund	20%
Total	100%

Series 8080
Fund
BlackRock Capital Appreciation V.I. Fund	17%
BlackRock Equity Dividend V.I. Fund	18%
BlackRock Managed Volatility V.I. Fund	50%
PIMCO StocksPLUS Global Portfolio	15%
Total	100%

Series 8081
Fund
American Funds Growth Fund	20%
BlackRock Managed Volatility V.I. Fund	50%
Invesco V.I. International Growth Fund	10%
Lord Abbett Fundamental Equity Portfolio	20%
Total	100%

Series 8082
Fund
American Funds Washington Mutual Investors Fund	20%
BlackRock Managed Volatility V.I. Fund	50%
Hartford Dividend and Growth HLS Fund	20%
Templeton Foreign VIP Fund	10%
Total	100%

Series 8083
Fund
BlackRock Managed Volatility V.I. Fund	50%
Fidelity VIP Contrafund Portfolio	20%
Invesco V.I. International Growth Fund	5%
MFS Value Series	20%
Templeton Foreign VIP Fund	5%
Total	100%

Series 8084
Fund
BlackRock Managed Volatility V.I. Fund	50%
BlackRock S&P 500 Index V.I. Fund	50%
Total	100%

APP A-6

Series 8085
Fund
American Funds Growth Fund	15%
BlackRock Managed Volatility V.I. Fund	50%
Invesco V.I. International Growth Fund	10%
Lord Abbett Fundamental Equity Portfolio	20%
MFS New Discovery Series	5%
Total	100%

Series 8086
Fund
American Funds Growth-Income Fund	20%
BlackRock Managed Volatility V.I. Fund	50%
Hartford International Opportunities HLS Fund	10%
Invesco V.I. Core Equity Fund	15%
Invesco V.I. Small Cap Equity Fund	5%
Total	100%

Series 8087
Fund
American Funds Washington Mutual Investors Fund	20%
BlackRock Managed Volatility V.I. Fund	50%
Franklin Small Cap Value VIP Fund	5%
Hartford Dividend and Growth HLS Fund	15%
Templeton Foreign VIP Fund	10%
Total	100%

Series 8088
Fund
American Century VP Growth Portfolio	15%
American Funds International Fund	5%
BlackRock Managed Volatility V.I. Fund	50%
Invesco V.I. Small Cap Equity Fund	5%
MFS Value Portfolio	20%
Templeton Foreign VIP Fund	5%
Total	100%

Series 8093[1]
Fund
BlackRock Managed Volatility V.I. Fund	50%
Invesco V.I. Government Money Market Fund	10%
Rational Trend Aggregation VA Fund	40%
Total	100%
[1]Series 8093 is available only to Huntington Personal Retirement Manager contract owners.

APP A-7

Series 8095
Fund
American Century VP Value Fund	20%
BlackRock Managed Volatility V.I. Fund	50%
Invesco V.I. International Growth Fund	5%
Putnam VT Growth Opportunities Fund	20%
Templeton Foreign VIP Fund	5%
Total	100%

Investment Restrictions For
• Future5
• Maximum Anniversary Value V
• Maximum Daily Value

Applicable To The Following Products
• Personal Retirement Manager B-Share VA 3
• Personal Retirement Manager C-Share VA 4
• Personal Retirement Manager I-Share VA 3
• Personal Retirement Manager L-Share VA 3
• Huntington Personal Retirement Manager B-Share VA 3

You may choose to invest in either the Portfolio Planner Asset Allocation Models, the Investment Strategy Models or approved individual Sub-Accounts. The Models will be re-balanced quarterly. For Future5, in the event that your Contract Value reduces below the minimum amount rule and you fail to transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs within ten business days, we will exercise our reserved contractual rights to reallocate these sums to the money market Sub-Account.

PORTFOLIO PLANNER ASSET ALLOCATION MODELS

As of May 2, 2022, the following models are available:

Fund	2022 Series 113	2022 Series 213	2022 Series 313	2022 Series 413	2022 Series 513
AB VPS Small/Mid-Cap Value Portfolio	2%	3%	3%	4%	5%
American Funds Growth Fund	5%	6%	8%	10%	11%
Fidelity VIP Mid Cap Portfolio	2%	3%	4%	4%	5%
Hartford Disciplined Equity HLS Fund	5%	7%	9%	10%	12%
Hartford Dividend and Growth HLS Fund	5%	7%	8%	10%	12%
Hartford International Opportunities HLS Fund	9%	12%	15%	18%	21%
Hartford Total Return Bond HLS Fund	55%	48%	40%	32%	24%
Invesco V.I. Government Securities Fund	5%	4%	3%	3%	2%
Invesco V.I. High Yield Fund	10%	8%	7%	5%	4%
MFS New Discovery Series	2%	2%	3%	4%	4%
Total	100%	100%	100%	100%	100%

APP A-8

INVESTMENT STRATEGIES MODELS

Series 8028
Fund
Hartford Capital Appreciation HLS Fund	33%
Hartford Dividend and Growth HLS Fund	33%
Hartford Total Return Bond HLS Fund	34%
Total	100%

Series 8029
Fund
Franklin Income VIP Fund	34%
Franklin Mutual Shares VIP Fund	33%
Templeton Growth VIP Fund	33%
Total	100%

Series 8074
Fund
American Funds Global Small Capitalization Fund	10%
American Funds Growth Fund	25%
American Funds Growth-Income Fund	20%
American Funds International Fund	15%
American Funds The Bond Fund of America	30%
Total	100%

Series 8075
Fund
American Funds International Fund	25%
Franklin Income VIP Fund	25%
Hartford Disciplined Equity HLS Fund	25%
Hartford Total Return Bond HLS Fund	25%
Total	100%

Series 8090[1]
Fund
American Funds Capital World Growth and Income Fund	15%
Franklin Income VIP Fund	15%
Hartford Disciplined Equity HLS Fund	15%
Hartford Total Return Bond HLS Fund	25%
Invesco V.I. Government Money Market Fund	30%
Total	100%
[1]Series 8090 is available only to Huntington Personal Retirement Manager contract owners.

INDIVIDUAL SUB-ACCOUNTS:
AB VPS Balanced Hedged Allocation Portfolio (formerly AB VPS Balanced Wealth Strategy Portfolio)	American Funds The Bond Fund of America
BlackRock Global Allocation V.I. Fund	MFS Total Return Bond Series
Invesco V.I. Balanced Risk Allocation Fund	Hartford Ultrashort HLS Fund
MFS Total Return Series	Hartford Total Return Bond Fund
PIMCO All Asset Portfolio	PIMCO Global Managed Asset Allocation Portfolio
APP A-9

Appendix A.1 Funds by Product
Investment options available to your specific Contract are listed in the following table.

Portfolio Company and Adviser/Subadviser	Personal Retirement Manager Series III B Share (TL/TLA)	Huntington Personal Retirement Manager Series III B Share (TL)	Personal Retirement Manager Series IV C Share (TL/TLA)	Personal Retirement Manager Series III I Share (TL/TLA)	Personal Retirement Manager Series III L Share (TL/TLA)
AB VPS Balanced Hedged Allocation Portfolio - Class B (formerly AB VPS Balanced Wealth Strategy Portfolio) Adviser: AllianceBernstein, L.P.	X	X	X	X	X
AB VPS Small/Mid Cap Value Portfolio - Class B Adviser: AllianceBernstein, L.P.	X	X	X	X	X
American Century VP Growth Fund - Class II Adviser: American Century Investment Management, Inc.	X	X	X	X	X
American Century VP Mid Cap Value Fund - Class II Adviser: American Century Investment Management, Inc.	X	X	X	X	X
American Century VP Value Fund - Class II Adviser: American Century Investment Management, Inc.	X	X	X	X	X
American Funds Capital World Bond Fund - Class 4 Adviser: Capital Research and Management Company	X	X	X	X	X
American Funds Capital World Growth and Income Fund - Class 4 Adviser: Capital Research and Management Company	X	X	X	X	X
American Funds Global Small Capitalization Fund - Class 4 Adviser: Capital Research and Management Company	X	X	X	X	X
American Funds Growth Fund - Class 4 Adviser: Capital Research and Management Company	X	X	X	X	X
American Funds Growth-Income Fund - Class 4 Adviser: Capital Research and Management Company	X	X	X	X	X
American Funds International Fund - Class 4 Adviser: Capital Research and Management Company	X	X	X	X	X
American Funds New World Fund - Class 4 Adviser: Capital Research and Management Company	X	X	X	X	X
American Funds The Bond Fund of America - Class 4 Adviser: Capital Research and Management Company	X	X	X	X	X
American Funds Washington Mutual Investors Fund - Class 4 Adviser: Capital Research and Management Company	X	X	X	X	X
BlackRock Capital Appreciation V.I. Fund - Class III Adviser: BlackRock Advisors, LLC	X	X	X	X	X
BlackRock Equity Dividend V.I. Fund - Class III Adviser: BlackRock Advisors, LLC	X	X	X	X	X
BlackRock Global Allocation V.I. Fund - Class III Adviser: BlackRock Advisors, LLC	X	X	X	X	X
BlackRock Managed Volatility V.I. Fund - Class III
Adviser: BlackRock Advisors, LLC
Subadviser: BlackRock International Limited Edinburgh, United Kingdom, BlackRock Asset Management North Asia Limited, Hong Kong, and BlackRock (Singapore) Limited, 079912 Singapore	X	X	X	X	X
BlackRock S&P 500 Index V.I. Fund - Class III Adviser: BlackRock Advisors, LLC	X	X	X	X	X
Fidelity® VIP Contrafund® Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	X	X	X	X	X
Fidelity® VIP Mid Cap Portfolio - Service Class 2 Adviser: Fidelity Management & Research Company (FMR) Subadviser: FMR Co., Inc. (FMRC) and other investment advisers	X	X	X	X	X
Fidelity® VIP Strategic Income Portfolio - Service Class 2
Adviser: Fidelity Management & Research Company (FMR)
Subadviser: Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)), and other investment advisers	X	X	X	X	X
APP A-10

Portfolio Company and Adviser/Subadviser	Personal Retirement Manager Series III B Share (TL/TLA)	Huntington Personal Retirement Manager Series III B Share (TL)	Personal Retirement Manager Series IV C Share (TL/TLA)	Personal Retirement Manager Series III I Share (TL/TLA)	Personal Retirement Manager Series III L Share (TL/TLA)
Franklin Income VIP Fund - Class 4 Adviser: Franklin Advisers, Inc. Subadviser: Templeton Investment Counsel, LLC	X	X	X	X	X
Franklin Mutual Global Discovery VIP Fund - Class 4 Adviser: Franklin Mutual Advisers, LLC Subadviser: Franklin Templeton Investment Management Limited	X	X	X	X	X
Franklin Mutual Shares VIP Fund - Class 4 Adviser: Franklin Mutual Advisers, LLC	X	X	X	X	X
Franklin Rising Dividends VIP Fund - Class 4 Adviser: Franklin Advisory Services, LLC	X	X	X	X	X
Franklin Small Cap Value VIP Fund - Class 4 Adviser: Franklin Advisory Services, LLC	X	X	X	X	X
Franklin Strategic Income VIP Fund - Class 4 Adviser: Franklin Advisers, Inc.	X	X	X	X	X
Hartford Capital Appreciation HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X
Hartford Disciplined Equity HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X
Hartford Dividend and Growth HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X
Hartford International Opportunities HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X
Hartford Total Return Bond HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X
Hartford Ultrashort Bond HLS Fund - Class IB Adviser: Hartford Funds Management Company, LLC Subadviser: Wellington Management Company LLP	X	X	X	X	X
Invesco V.I. Balanced Risk Allocation Fund - Series II Adviser: Invesco Advisers, Inc.	X	X	X	X	X
Invesco V.I. Core Equity Fund - Series II Adviser: Invesco Advisers, Inc.	X	X	X	X	X
Invesco V.I. EQV International Growth Fund - Series II (formerly Invesco V.I. International Growth Fund) Adviser: Invesco Advisers, Inc.	X	X	X	X	X
Invesco V.I. Government Money Market Fund - Series II** Adviser: Invesco Advisers, Inc.	X	X	X	X	X
Invesco V.I. Government Securities Fund - Series II Adviser: Invesco Advisers, Inc.	X	X	X	X	X
Invesco V.I. High Yield Fund - Series II Adviser: Invesco Advisers, Inc.	X	X	X	X	X
Invesco V.I. Main Street Mid Cap Fund - Series II Adviser: Invesco Advisers, Inc.	X	X	X	X	X
Invesco V.I. Small Cap Equity Fund - Series II Adviser: Invesco Advisers, Inc.	X	X	X	X	X
Lord Abbett Bond-Debenture Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	X	X	X	X	X
Lord Abbett Fundamental Equity Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	X	X	X	X	X
Lord Abbett Growth and Income Portfolio - Class VC Adviser: Lord, Abbett & Co. LLC	X	X	X	X	X
APP A-11

Portfolio Company and Adviser/Subadviser	Personal Retirement Manager Series III B Share (TL/TLA)	Huntington Personal Retirement Manager Series III B Share (TL)	Personal Retirement Manager Series IV C Share (TL/TLA)	Personal Retirement Manager Series III I Share (TL/TLA)	Personal Retirement Manager Series III L Share (TL/TLA)
MFS® Growth Series - Service Class Adviser: MFS Investment Management	X	X	X	X	X
MFS® New Discovery Series - Service Class Adviser: MFS Investment Management	X	X	X	X	X
MFS® Total Return Bond Series - Service Class Adviser: MFS Investment Management	X	X	X	X	X
MFS® Total Return Series - Service Class Adviser: MFS Investment Management	X	X	X	X	X
MFS® Value Series - Service Class Adviser: MFS Investment Management	X	X	X	X	X
PIMCO All Asset Portfolio - Advisor Class Adviser: Pacific Investment Management Company LLC Subadviser: Research Affiliates	X	X	X	X	X
PIMCO Global Managed Asset Allocation Portfolio - Advisor Class Adviser: Pacific Investment Management Company LLC	X	X	X	X	X
PIMCO StocksPLUS Global Portfolio - Advisor Class Adviser: Pacific Investment Management Company LLC	X	X	X	X	X
Putnam VT Growth Opportunities Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	X	X	X	X	X
Putnam VT Large Cap Value Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	X	X	X	X	X
Putnam VT Multi-Cap Core Fund - Class IB Adviser: Putnam Investment Management, LLC Subadviser: Putnam Investments Limited	X	X	X	X	X
Templeton Foreign VIP Fund - Class 4 Adviser: Templeton Investment Counsel, LLC		X
Templeton Global Bond VIP Fund - Class 4 Adviser: Franklin Advisers, Inc.	X	X	X	X	X
Templeton Growth VIP Fund - Class 4 Adviser: Templeton Global Advisors Limited	X	X	X	X	X
APP A-12

Appendix B — Examples*

Page
Contingent Deferred Sales Charge (CDSC) Examples	APP A-2
Premium Based Charge Examples	APP A-7
Personal Pension Account (PPA) Examples	APP A-8
Maximum Anniversary Value (MAV) V Examples	APP A-16
Return of Premium (ROP) V Example	APP A-18
Maximum Daily Value Examples	APP A-21
Legacy Lock Examples	APP A-22
Safety Plus Examples	APP A-23
Future5 and Future6 Examples	APP A-25
Daily Lock Income Benefit Examples	APP A-27
*    All example calculations are rounded to the nearest dollar.

Contingent Deferred Sales Charge Examples (Class B and Class L shares)
All CDSC Examples reflect gross withdrawals that deduct the CDSC and the Premium Based Charge from the amount of the partial Surrenders requested.
Example 1: Illustrates a partial Surrender that is equal to the AWA in a down market. Assume a partial Surrender taken in Contract Year 2 equals $5,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Values immediately prior to the partial Surrender:
•Deposits subject to CDSC are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $90,000
•Earnings are $0
•Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0
•AWA is $5,000
•Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the partial Surrender:
•Deposits subject to CDSC are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $85,000
•AWA is $0
Example 2: Illustrates a partial Surrender in excess of the AWA in a down market and impacts to subsequent AWA calculations. Assume a partial Surrender taken in Contract Year 2 equals $5,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Values immediately prior to the first partial Surrender:
•Deposits subject to CDSC are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $90,000
•Earnings are $0
•Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0
•AWA is $5,000
•Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the partial Surrender:
•Deposits subject to CDSC are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $85,000
•AWA is $0
Next, assume an additional Surrender during the same Contract Year equals $5,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values immediately prior to the second partial Surrender:
•Deposits are $100,000
•Remaining Gross Premiums are $100,000
APP B-2

•Contract Value is $75,000
•Earnings are $0
•AWA is $0
Step 3: As the AWA is $0; the entire $5,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $6,667 ($100,000 x [$5,000/$75,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $533 [8% x $6,667].
Step 6: We deduct the CDSC of $533 from the excess amount $5,000. The amount paid to you is $4,467.
Values after the second partial Surrender:
•Deposits are $100,000
•Remaining Gross Premium is $93,333 ($100,000 - $6,667)
•Contract Value is $70,000
•AWA is $0
Next, assume that a third partial Surrender is taken during Contract Year 3 for an amount equal to $15,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values prior to the third partial Surrender:
•Deposits are $100,000
•Remaining Gross Premium is $93,333
•Contract Value is $78,000
•Earnings are $0
•AWA is $5,000
Step 3: We deduct the available AWA of $5,000; the remaining $10,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $12,785 ($93,333 x [$10,000/$73,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $895 [7% x $12,785].
Step 6: We deduct the CDSC of $895 from the excess amount $10,000, and combine this with your AWA of $5,000. The amount paid to you is $14,105.
Values after the third partial Surrender:
•Deposits are $100,000
•Remaining Gross Premium is $80,548 ($93,333 - $12,785)
•Contract Value is $63,000
•AWA is $0
Example 3: Illustrates a partial Surrender in excess of the AWA in an up market, the non-cumulative feature of the AWA and impacts to future AWA calculations. Assume a partial Surrender is taken in Contract Year 1 for $10,000.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
APP B-3

Values prior to the first partial Surrender:
•Deposits are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $110,000
•Earnings are $10,000
•Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0
•AWA is $10,000
•Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 2: As the amount Surrendered is equal to the AWA, there are no CDSC incurred on the transaction. Also, there is no adjustment to Remaining Gross Premiums. The AWA has been exhausted for the duration of the Contract Year. There are no additional steps.
Values after the first partial Surrender:
•Deposits are $100,000
•Remaining Gross Premium is $100,000
•Contract Value is $100,000
•AWA is $0
Next, assume an additional partial Surrender is taken in Contract Year 1 for $10,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA.
Values prior to the second partial Surrender:
•Deposits are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $100,000
•Earnings are $0
•AWA is $0
Step 3: As the AWA is $0; the entire $10,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $10,000 ($100,000 x [$10,000/$100,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $850 [8.5% x $10,000].
Step 6: We deduct the CDSC of $850 from the excess amount $10,000. The amount paid to you is $9,150.
Values after the second partial Surrender:
•Deposits are $100,000
•Remaining Gross Premiums are $90,000 ($100,000 - $10,000)
•Contract Value is $90,000
•AWA is $0
Next, assume an additional partial Surrender is taken in Contract Year 3 for $15,000. The Contract Value has changed due to market fluctuation, but no other transactions have occurred.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the transaction is in excess of the AWA of $0.
Values prior to the third partial Surrender:
•Deposits are $100,000
•Remaining Gross Premiums are $90,000
APP B-4

•Contract Value is $99,000
•Earnings are $9,000
•AWA is $9,000
Step 3: We deduct the available AWA of $9,000; the remaining $6,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $6,000 ($90,000 x [$6,000/$90,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $420 [7% x $6,000].
Step 6: We deduct the CDSC of $420 from the excess amount $6,000, and combine this with your AWA of $9,000. The amount paid to you is $14,580.
Values after the third partial Surrender:
•Deposits are $100,000
•Remaining Gross Premiums are $84,000 ($90,000 - $6,000)
•Contract Value is $84,000
•AWA is $0
Example 4: Illustrates a full Surrender calculation with one of two Deposits out of the applicable CDSC schedule. Assume two Deposits were made for $100,000 each invested in the Sub-Accounts. The first was applied at the beginning of Contract Year 1, the second in the beginning of Contract Year 3. A full Surrender is taken in Contract Year 8.
Step 1: Your initial Deposit of $100,000 is available without a CDSC.
Values prior to the full Surrender:
•Deposits are $200,000
•Remaining Gross Premiums is $200,000
•Remaining Gross Premium subject to CDSC is $100,000
•Contract Value just prior to the full Surrender is $300,000
•Earnings are $100,000
•Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0
•AWA is $100,000
•Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings.
Step 2: The full Surrender is in excess of the sum of the AWA of $100,000 plus the amount determined in Step 1 of $100,000.
Step 3: We deduct the available AWA; the remaining $100,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$100,000/$100,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 4%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $4,000 [4% x $100,000].
Step 6: We deduct the CDSC of $4,000 from the excess amount $100,000, and combine this with your AWA of $200,000. The amount paid to you is $296,000.
Values after the full Surrender:
•Contract Value is $0
The Contract is terminated.
APP B-5

Example 5: Illustrates a full Surrender calculation in a down market. Assume $100,000 is invested in the Sub-Accounts, and a full Surrender occurs in Contract Year 3.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the full Surrender is in excess of the AWA.
Values prior to the full Surrender:
•Deposits are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value just prior to the full Surrender is $50,000
•Earnings are $0
•Your earnings are the greater of (1) Contract Value - Remaining Gross Premiums, or (2) $0
•AWA is $5,000
•Your AWA is the greater of (1) 5% of total Deposits subject to CDSC, or (2) earnings
Step 3: We deduct the available AWA of $5,000; the remaining $45,000 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Remaining Gross Premiums.
The factor is derived as [A/B]:
A = The amount in Step 3
B = Contract Value immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$45,000/$45,000])
Your Remaining Gross Premiums are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 7%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $7,000 [7% x $100,000].
Step 6: We deduct the CDSC of $7,000 from the excess amount $45,000, and combine this with your AWA of $5,000. The amount paid to you is $43,000.
Values after the full Surrender:
•Contract Value is $0
The Contract is terminated.
Example 6: Illustrates a commutation of the Personal Pension Account Annuity Payout Value. The same concept will apply to the commuted value of period certain Annuity Payouts. Assume $100,000 is invested into the Personal Pension Account and you commence PPA Payouts. One PPA Payout has previously occurred for $420. Then, a commutation of all remaining Annuity Payout Value occurs in Contract Year 1, and life-contingent Payouts are waived.
Step 1 does not apply because Deposits have not been invested for longer than the applicable CDSC as referenced in the CDSC section of the prospectus.
Step 2: Determines that the full withdrawal is in excess of the AWA.
Values prior to the full commutation:
•Contract Value is $0
•Accumulation Balance is $0
•Annuity Payout Value is $99,826
•Deposit subject to CDSC is $100,000
•AWA is $4,580
•Your AWA is 5% of total Deposits subject to CDSC, or (2) earnings
Upon the commutation of remaining PPA Payouts, we reduce the Annuity Payout Value by an adjustment that takes into account the current value of the future Payouts you would have received during your Guaranteed Payout Duration using a discount rate determined in accordance with the factors described in the prospectus. For this commutation, the adjustment is $31,956. Please refer to Personal Pension Account Example 4a in this Appendix B for a more complete description of commutation.
The resulting value of $67,871 is the Commuted Value for the purposes of CDSC calculation.
Step 3: We deduct the available AWA of $4,580; the remaining $63,291 is in excess of the AWA.
Step 4: We determine the amount that is subject to CDSC by applying a proportional factor to the Personal Pension Account Contributions still subject to CDSC.
APP B-6

The factor is derived as [A/B]:
A = The amount in Step 3
B = Commuted Value of all Annuity Payout Value + Accumulation Balance immediately prior to the withdrawal - AWA
The amount subject to CDSC is $100,000 ($100,000 x [$63,291 /$63,291]). This is equal to the entire Deposit, subject to CDSC. Your Deposits, subject to CDSC (as used in the context of annuity payouts) are adjusted dollar-for-dollar for the amount subject to CDSC.
Step 5: The applicable CDSC is 8.5%. We apply this to the amount subject to CDSC as determined in Step 4, and the resulting CDSC incurred is $8,500.
Step 6: We deduct the CDSC of $8,500 from the excess amount $63,291, and combine this with your AWA of $4,580. The amount paid to you is $59,371.
Values after the full commutation:
•Annuity Payout Value is $0
The Contract is terminated.
Example 7: Illustrates the reallocation of Remaining Gross Premium (as used in the context of Annuity Payouts) upon a transfer to the Personal Pension Account. Assume a transfer of funds equal to $20,000 from Contract Value to the Personal Pension Account in Contract Year 2.
Values immediately prior to the transfer:
•Deposits are $100,000
•Remaining Gross Premiums are $100,000
•Contract Value is $120,000
•Accumulation Balance is $0
Remaining Gross Premiums are reallocated proportionally upon a transfer of funds from the Contract Value to the Personal Pension Account as the portion of Deposits still subject to CDSC.
The amount reallocated is derived by [A/B]:
A = The amount of the transfer
B = The Contract Value immediately prior to the transfer
For this transfer, $16,667 is reallocated from the Contract Value. After the Transfer to the Personal Pension Account
•Premium Payments allocated to Contract Value is $83,333
•Remaining Gross Premiums is $83,333
•Deposits subject to CDSC allocated to the Personal Pension Account is $16,667
•Contract Value is $100,000
•Accumulation Balance is $20,000
On the whole, the amount subject to CDSC has remained constant.
Premium Based Charge Examples (Class B shares)
Example 1: Assume that your initial Deposit is $100,000. No Surrenders or transfers to the PPA occur during Contract Year 1. On Day 200 of Contract Year 2, you make a Surrender in excess of the AWA.
At the end of Contract Year 1, your annual Premium Based Charge is calculated solely on the Remaining Gross Premium at Contract Anniversary, as there were no Surrenders or transfers to the PPA during the Contract Year. The amount deducted from your Contract Value is $500 [($100,000 × 0.50%)].
Upon the Surrender in Contract Year 2, the Remaining Gross Premium subject to Premium Based Charge is determined to be $5,000. The Premium Based Charge is 0.50%. A pro-rated amount is determined for the number of days (200) since the last Contract Anniversary; this amount is $13.70 [($5,000 × 0.50%) × (200 / 365)]. This amount is not deducted at this time. The Remaining Gross Premium after the Surrender is $95,000.
Additionally, a CDSC of 8% would be assessed against the same amount of Remaining Gross Premium. The CDSC is equal to $400 ($5,000 x 8%), and unlike the Premium Based Charge, this amount is deducted from the partial Surrender. Assuming the amount that requested was a gross amount of $6,000, the amount paid to you is $5,600.
At the next Contract Anniversary, the Premium Base Charge is the sum of the Premium Based Charge applied to the Remaining Gross Premium, plus the pro-rated amount upon the partial Surrender. The Premium Based Charge applied to the Remaining Gross Premium is $475 ($95,000 × 0.50%). The amount deducted from your Contract Value is $488.70.
APP B-7

Example 2: Assume that your initial Deposit is $100,000. On Day 310 of Contract Year 5, you choose to Surrender your entire Contract Value.
A pro-rated Premium Based Charge is assessed upon the full Surrender and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $425 [($100,000 × 0.50%) × (310 / 365)].
Additionally, a CDSC of 5% would be assessed against the same amount of Remaining Gross Premium. The CDSC is equal to $5,000 ($100,000 x 5%) and both this amount and the Premium Based Charge are deducted upon a full Surrender. Assuming the Contract Value prior to the full Surrender was $190,000, the amount paid to you is $185,000.
Example 3: Assume that your initial Deposit is $100,000. On Day 310 of Contract Year 5, you choose to Annuitize your entire Contract Value.
A pro-rated Premium Based Charge is assessed upon the full annuitization, and the entire Remaining Gross Premium is subject to the charge. The Premium Based Charge is equal to $425 [($100,000 × 0.50%) × (310/365)].
CDSC is not assessed upon a request to Annuitize the Contract Value.
Personal Pension Account Examples
Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.
*    Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.
Example 1: Standard Illustrations with a Partial Income Stream - Assume the initial Personal Pension Account Contribution is equal to $100,000 (no sums are invested in the FAF or Sub-Accounts). Assume that in Contract Year 7, the Owner requested to commence an income stream based on $50,000 of Annuity Payout Value during the Guarantee Window. For the purposes of this Example, the Contract Owner chose a Target Income Age of 64. Hypothetical Credited Interest and Payout Purchase Rates are illustrated below.
A.To understand how your guaranteed Payout Purchase Rates are set during your Guarantee Window (shaded area), see guaranteed Payout Purchase Rates in Contract Years 1 through 7. In this Example, the guaranteed Payout Purchase Rate is locked in at Contract Year 7 when Personal Pension Account Payouts commence.
B.Credited Interest Rates vary during the duration of your Contract as illustrated in column 4. In this illustration, Credited Interest Rates change at the 10th Contract Year and again at the 20th Contract Year.
C.Please refer to the last column in Contract Year 23 for an example of how Personal Pension Account Payouts will continue for the life of the Annuitant, Owner or joint Owner even though Annuity Payout Value has been exhausted.

	Contract Year*	Age	Benefit Balance	Credited Interest Rate	Accumulation Balance	Annuity Payout Value	Guaranteed Payout Purchase Rates (per 1000)	Personal Pension Account Payouts(2)
	0	60	$100,000	5.00%	$100,000
Guarantee Window	1	61	105,000	5.00%	105,000		61.99
	2	62	110,250	5.00%	110,250		62.33
	3	63	115,763	5.00%	115,763		62.72
	4	64	121,551	5.00%	121,551		63.16
	5	65	127,628	5.00%	127,628		63.65
	6	66	134,010	5.00%	134,010		64.17
	7	67	140,710	5.00%	90,710(1)	$50,000	64.73	$3,237
APP B-8

8	68	142,009	5.00%	95,246	46,763	3,237
9	69	143,535	5.00%	100,008	43,527	3,237
10	70	145,299	3.00%	105,008	40,290	3,237
11	71	145,212	3.00%	108,158	37,054	3,237
12	72	145,220	3.00%	111,403	33,817	3,237
13	73	145,326	3.00%	114,745	30,581	3,237
14	74	145,532	3.00%	118,188	27,344	3,237
15	75	145,841	3.00%	121,733	24,108	3,237
16	76	146,256	3.00%	125,385	20,871	3,237
17	77	146,781	3.00%	129,147	17,634	3,237
18	78	147,419	3.00%	133,021	14,398	3,237
19	79	148,173	3.00%	137,012	11,161	3,237
20	80	149,047	1.50%	141,122	7,925	3,237
21	81	147,927	1.50%	143,239	4,688	3,237
22	82	146,839	1.50%	145,388	1,452	3,237
23	83	147,568	1.50%	147,568	0	3,237
*    Contract Year “0” represents your Contract issue date.
(1)Accumulation Balance is reduced by $50,000 that is converted into the Annuity Payout Value. CDSC’s and Premium tax have not been applied in this Example. If the $50,000 was instead commuted into a Commuted Value (assuming a hypothetical discount rate of 6%), the Commuted Value would be $32,294. The remaining Accumulation Balance can be converted into Annuity Payout Value at a later date for additional Personal Pension Account Payouts.
(2)These Personal Pension Account Payouts shall continue for the life of the Annuitant, Owner or joint Owner pursuant to Annuity Payout Option Two.
Example 2: Subsequent PPA Deposits - Assume a $100,000 initial PPA Contribution was made at a time when we declared a hypothetical Credited Interest Rate of 4% and that a $15,000 subsequent PPA Contribution was made when we declared a hypothetical Credited Interest Rate of 3.75%. Your Benefit Balance would increase as follows:

Age		PPA Contribution	Credited Interest Rate		PPA Contribution	Credited Interest Rate	Total Benefit Balance
55	First Deposit	$100,000		Second Deposit			$100,000
56			4.00%				104,000
57			4.00%				108,160
58			4.00%				112,486
59			4.00%		$15,000		131,986
60			4.00%			3.75%	137,228
61			4.00%			3.75%	142,678
62			4.00%			3.75%	148,345
63			4.00%			3.75%	154,237
64			4.00%			3.75%	160,362
65			4.00%			3.75%	166,732
APP B-9

Example 3a: Benefit Balance Transfer - The following example illustrates the impact on various values associated to the Contract when a transfer from the Sub-Accounts to the PPA occurs. Assume that the Owner deposits $100,000 in the Sub-Accounts and then elects to transfer $5,000 from the Sub-Accounts to the PPA in which event:

	Transfer from Sub Accounts to the PPA
	Before Value	After Value
Sub-Account Value (assumed)	$130,000	$125,000
ROP V Withdrawal Limit	$0	$0
MAV V Withdrawal Limit	n/a	n/a
ROP V Death Benefit	$100,000	$96,153.85
MAV V - Anniversary Value (Before Value is assumed)	$107,000	$102,884.62
MAV V - Premium Payments	$100,000	$96,153.85
Benefit Balance	$0	$5,000
•The Sub-Account Value is reduced by the amount of the transfer ($5,000).
•As a result of the transfer, ROP V is reduced by a factor. The $5,000 transfer results in a factor of 0.96153 being applied to Premium Payments. The factor of 0.96153 is derived by 1-($5,000 Transfer / Contract Value prior to the transfer $130,000).
•As a result of the transfer, the MAV V Anniversary Value and Premium Payments are both reduced by a factor. The $5,000 transfer results in a factor of 0.96153 being applied to Premium Payments. The factor of 0.96153 is derived by 1-($5,000 Transfer / Contract Value prior to the transfer $130,000).
•Since there were no sums previously invested in the PPA, the Benefit Balance is increased by the amount of the transfer ($5,000).
Example 3b: Benefit Balance Transfer - The following example illustrates the impact on various values associated with the Contract when a transfer from the PPA to the Sub-Accounts occurs. Assume that the Owner makes a PPA Contribution of $100,000 into the PPA and then elects to transfer the maximum available transfer from the PPA to the Sub-Accounts. The transfer restriction considers the following factors:

End of Year	Maximum of A, B, C	A	B	C
1	$4,120	$4,120	$3,000	$0
2	$4,120	$4,073	$2,966	$4,120
•Column A equals 4% of the Accumulation Balance as of the prior Contract Anniversary. Assume that the $100,000 PPA Contribution earns a Credited Interest Rate of 3%.
•Column B equals the amount of interest credited to the Accumulation Balance over the most recent full Contract Year.
•Column C equals the amount of Accumulation Balance transferred to Contract Value during the most recent full Contract Year.

	Transfer from PPA to the Sub-Accounts End of Year 1
	Before Value	After Value
Sub-Account Value (assumed)	$104,000	$108,120
AWA	$5,000	$5,206
ROP V	$100,000	$104,120
MAV V - Anniversary Value (Before Value is assumed)	$100,000	$104,120
MAV V - Premium Payments	$100,000	$104,120
Benefit Balance	$103,000	$98,880
•The Benefit Balance is reduced by the amount of the transfer ($4,120).
•The Remaining Gross Premium associated with the Sub-Accounts is increased by the proportional amount of the contributions to the PPA still subject to CDSC. The proportional amount is equal to the transfer from the PPA divided by the Accumulation Balance. ($4,120/$103,000) = $4,000.
•ROP V is increased dollar for dollar for the amount of the transfer ($4,120).
APP B-10

•The MAV V Anniversary Value and Premium Payments are both increased dollar for dollar for the amount of the transfer ($4,120).
•The Sub-Account Value is increased by the amount of the transfer ($4,120).
Example 4a: Full Commutation with Commuted Value - Assume that the Owner desires to start taking all PPA Payouts and then fully commute the PPA Payouts in Contract Year 20, which is outside of their Guarantee Window. For the purposes of this example, the Contract Owner chose a Target Income Age of 64. The Owner does not terminate their Contract and therefore PPA Payouts will resume after the Guaranteed Payout Duration (assuming that all relevant persons are alive). Also, assume that the initial PPA Contribution is equal to $100,000 and no Premium Payments have been invested in the FAF or Sub-Accounts.

	Contract Year*	Age	Benefit Balance	Accumulation Balance	Credited Interest Rate	Annuity Payout Value	Payout Purchase Rates (per 1000)(1)	Commuted Value	Payouts
	0	60	$100,000	$100,000	5.00%	$0	61.68
Guarantee Window	1	61	105,000	105,000	5.00%	0	61.99		$0
	2	62	110,250	110,250	5.00%	0	62.33		0
	3	63	115,763	115,763	5.00%	0	62.72		0
	4	64	121,551	121,551	5.00%	0	63.16		0
	5	65	127,628	127,628	5.00%	0	63.65		0
	6	66	134,010	134,010	5.00%	0	64.17		0
	7	67	140,710	140,710	5.00%	0	64.73		0
	8	68	147,746	147,746	5.00%	0	65.31		0
	9	69	155,133	155,133	5.00%	0	65.91		0
	10	70	162,889	162,889	3.00%	0	66.56		0
	11	71	167,776	167,776	3.00%	0	69.14		0
	12	72	172,809	172,809	3.00%	0	71.94		0
	13	73	177,994	177,994	3.00%	0	74.99		0
	14	74	183,334	183,334	3.00%	0	78.32		0
	15	75	188,834	188,834	3.00%	0	81.96		0
	16	76	194,499	194,499	3.00%	0	85.92		0
	17	77	200,333	200,333	3.00%	0	90.11		0
	18	78	206,343	206,343	3.00%	0	94.63		0
	19	79	212,534	212,534	3.00%	0	99.55		0
	20	80	218,910	0(2)	1.50%	218,910	111.11(3)	$165,439(4)	0(5)
	21	81	n/a	n/a	n/a(6)	n/a	n/a	n/a	n/a
	22	82	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	23	83	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	24	84	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	25	85	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	26	86	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	27	87	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	28	88	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	29	89	n/a	n/a	n/a	n/a	n/a	n/a	24,323(7)
	30	90	n/a	n/a	n/a	n/a	n/a	n/a	24,323(7)
*    Contract Year “0” represents your Contract issue date.
(1)Payout Purchase Rates are only guaranteed if PPA Payouts begin within the Guarantee Window. Payouts that begin outside the Guarantee Window are generally established using rates set at our discretion, subject to the terms of your
APP B-11

Contract. We cannot speculate what Payout Purchase Rates could be when commencing Personal Pension Account Payouts outside of the Guarantee Window. These rates may be as high as, but will never be greater than, the Payout Purchase Rates guaranteed for PPA Payouts we set at the time of your PPA Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner’s contract.
(2)The Accumulation Balance is depleted to $0 based on being converted to Annuity Payout Value. CDSCs and Premium tax are not shown in this example.
(3)Hypothetical Payout Purchase Rates are used because PPA Payouts and commutation may occur outside of the Guarantee Window.
(4)The Commuted Value depicted is based on commutation of the Annuity Payout Value (in this Example, is the same as the Benefit Balance because this is a full commutation) of $218,910 using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the PPA Payout(s) associated with the Annuity Payout Value over the Guaranteed Payout Duration (i.e., $218,910/$24,323 = 9 years) calculated using this discount rate.
(5)The PPA Payout is derived by multiplying the Annuity Payout Value by the Payout Purchase Rate applicable to the year in which commutation is requested and dividing by 1,000. In this case, $218,910*$111.11/1,000 = $24,323. However, in this example, PPA Payouts are commuted and paid to the Owner in one lump sum. Life contingent PPA Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living and have not terminated the Contract as illustrated in years 29 and 30.
(6)Interest is no longer credited under the PPA.
(7)Lifetime PPA Payouts resume because in this Example the Annuitant is still living. The Owner would give up these lifetime PPA Payouts if he or she terminated the Contract.
Example 4b: Partial Commutation with Commuted Value - Assume that the Owner desires to start taking PPA Payouts and commute half of the PPA Payouts in Contract Year 20, which is outside of their Guarantee Window. In this Example, the Guarantee Window is represented by the shaded area in Contract Years 1 though 7. Contract Year 20 Before illustrates how the Annuity Payout Value is split in half to serve as the basis for PPA Payouts and the Commuted Value. Contract Year 20 After illustrates the amounts paid to the Owner in the form of PPA Payouts and Commuted Value. The Owner does not terminate their Contract and PPA Payouts will resume after the Guaranteed Payout Duration (assuming that all relevant persons are alive). The Guaranteed Payout Duration in this Example is illustrated as the shaded rows corresponding to Contract Years 20 through 28. Assume the initial Deposit is equal to $100,000 and no sums are invested in the FAF or Sub-Accounts.

Contract Year*	Age	Benefit Balance	Accumulation Balance	Credited Interest Rate	Annuity Payout Value 1	Annuity Payout Value 2	Commuted Value	Payout Purchase Rates (per 1000)(1)	Payouts
0	60	$100,000	$100,000	5.00%	$0	0		61.68
1	61	105,000	105,000	5.00%	0	0		61.99	$0
2	62	110,250	110,250	5.00%	0	0		62.33	0
3	63	115,763	115,763	5.00%	0	0		62.72	0
4	64	121,551	121,551	5.00%	0	0		63.16	0
5	65	127,628	127,628	5.00%	0	0		63.65	0
6	66	134,010	134,010	5.00%	0	0		64.17	0
7	67	140,710	140,710	5.00%	0	0		64.73	0
8	68	147,746	147,746	5.00%	0	0		65.31	0
9	69	155,133	155,133	5.00%	0	0		65.91	0
10	70	162,889	162,889	3.00%	0	0		66.56	0
11	71	167,776	167,776	3.00%	0	0		69.14	0
12	72	172,809	172,809	3.00%	0	0		71.94	0
13	73	177,994	177,994	3.00%	0	0		74.99	0
14	74	183,334	183,334	3.00%	0	0		78.32	0
15	75	188,834	188,834	3.00%	0	0		81.96	0
16	76	194,499	194,499	3.00%	0	0		85.92	0
17	77	200,333	200,333	3.00%	0	0		90.11	0
APP B-12

18	78	206,343	206,343	3.00%	0	0		94.63	0
19	79	212,534	212,534	3.00%	0	0		99.55	0
20 Before	80	218,910	0(2)	1.50%	109,455(3)	109,455(3)
20 After	80	97,293	0(2)	n/a	97,293(4)	0	$82,720(5)	111.11(6)	12,162(7)
21	81	85,131	n/a	n/a(8)	85,131	0	n/a	n/a	12,162
22	82	72,969	n/a	n/a	72,969	0	n/a	n/a	12,162
23	83	60,807	n/a	n/a	60,807	0	n/a	n/a	12,162
24	84	48,645	n/a	n/a	48,645	0	n/a	n/a	12,162
25	85	36,483	n/a	n/a	36,483	0	n/a	n/a	12,162
26	86	24,321	n/a	n/a	24,321	0	n/a	n/a	12,162
27	87	12,159	n/a	n/a	12,159	0	n/a	n/a	12,162
28	88	0	n/a	n/a	0	0	n/a	n/a	12,162
29	89	0	n/a	n/a	0	0	n/a	n/a	24,323(9)
30	90	0	n/a	n/a	0	0	n/a	n/a	24,323
31	91	0	n/a	n/a	0	0	n/a	n/a	24,323
*    Contract Year “0” represents your Contract issue date.
(1)Payout Purchase Rates are only guaranteed if PPA Payouts begin within the Guarantee Window. Payouts that begin outside the Guarantee Window are generally established using rates set at our discretion, subject to the terms of your Contract. We cannot speculate what Payout Purchase Rates could be when commencing Personal Pension Account Payouts outside of the Guarantee Window. These rates may be as high as, but will never be greater than, the Payout Purchase Rates guaranteed for PPA Payouts we set at the time of your PPA Contributions. Payout amounts will be no lower than the non-forfeiture amount described in the Owner’s contract.
(2)The Accumulation Balance is depleted to $0 based on all amounts being converted to Annuity Payout Value. CDSCs and Premium tax not shown in the Example.
(3)In Contract Year 20, the Owner elected to commute half of their Annuity Payout Value and receive the remaining half in the form of PPA Payouts. Thus, the Accumulation Balance of $218,910 is split in half. $109,455 is converted into Annuity Payout Value and will serve as the basis for PPA Payouts. The remaining $109,455 will serve as the basis for the Commuted Value calculation.
(4)The Annuity Payout Value of $109,455 is reduced by the PPA Payout of $12,162, leaving an Annuity Payout Value of $97,293 remaining.
(5)The Commuted Value depicted is based on commutation of half of the Annuity Payout Value, or $109,455, using a hypothetical discount rate of 6%. The Commuted Value is equal to the present value of the PPA Payout(s) associated with the Annuity Payout Value over the remaining Guaranteed Payout Duration (i.e., $109,455/$12,162 = 9) calculated using the discount rate.
(6)A hypothetical Payout Purchase Rate is used because PPA Payouts and commutation occur outside of the Guarantee Window.
(7)The PPA Payout is derived by multiplying the Annuity Payout Value by the appropriate Payout Purchase Rate and dividing by 1,000. In this case, $109,455*111.11/1,000 = $12,162. However, in this example, half of the PPA Payouts are commuted and paid to the Owner in one lump sum. Life contingent PPA Payouts may resume after the Guarantee Payout Duration if the Annuitant and Owner are living as illustrated in Contract Years 29, 30, and 31.
(8)Interest is no longer credited under the PPA.
(9)In this case, the lifetime PPA Payouts for each Annuity Payout Value is $12,162 ($109,455*111.11/1000 = $12,162). When combined, these lifetime PPA Payouts equal $24,323. Lifetime PPA Payouts begin because in this Example the Annuitant is still living. The Owner would give up these lifetime PPA Payouts if he or she terminated the Contract.
Example 5: Personal Pension Account Transfer Programs - Effective October 3, 2014, the Personal Pension Account will be closed to new Personal Pension Account Contributions (i.e., subsequent Premium Payments and transfers of Contract Value).* Any sums allocated to the Personal Pension Account as of the close of business on October 3, 2014, can remain in the Personal Pension Account and with respect to these sums Contract Owners can continue to utilize the benefits and features of the Personal Pension Account as described in your Contract (including applicable riders).
If you are enrolled in any program (e.g., Dollar Cost Averaging Program) that automatically allocates subsequent contributions (Premium Payments) and/or transfers of Contract Value to the Personal Pension Account you MUST provide
APP B-13

us with alternative allocation instructions prior to October 3, 2014; otherwise your program will automatically terminate on October 3, 2014*.
*    Contract Owners with Contracts issued in CT, FL, NJ and WA may continue to allocate new Personal Pension Account Contributions after October 3, 2014 and any programs that utilize the Personal Pension Account may remain in place. The Personal Pension Account was never available for Contracts issued in New York and Oregon.
The following examples illustrate automatic transfers of investment gains from Sub-Account(s) into the PPA. The examples assume a $100,000 initial Premium Payment into the Sub-Account(s) with $10,000 initial Deposit into PPA. The examples illustrate the effect of these types of transfers on the components of the Contract in varying market conditions. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
(a)Fixed Dollar Amount Option
Under this option, the client indicates the specific dollar amount to be transferred and frequency of the transfers. The below illustrates an annual transfer of $5,000 with program election occurring at the time of Contract issue. As used below, BOY refers to the beginning of Contract Year and EOY refers to the end of Contract Year.

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Annual Performance(1)	PPA - Benefit Balance(2) (BOY)	Total Death Benefit (BOY)	Transfer Amount
1	$100,000	$102,000	2.00%	$10,000	$112,000	$5,000
2	97,000	100,000	3.09%	15,300	115,300	5,000
3	95,000	94,500	(0.53)%	20,759	115,259	5,000
4	89,500	95,000	6.15%	26,382	121,382	5,000
5	90,000	98,000	8.89%	32,173	130,173	5,000
6	93,000	106,000	13.98%	38,138	144,138	5,000
7	101,000	104,000	2.97%	44,283	148,283	5,000
8	99,000	105,000	6.06%	50,611	155,611	5,000
*    Contract Year “0” represents your Contract issue date.
(1)The annual performance displayed applies only to the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
(2)Annual interests of 3% was utilized in determining the Benefit Balance.
(b)Investment Gains Option
Under this option, we will automatically transfer over any investment gains determined under the program on an annual basis into the PPA. In this example the program was established at the time of Contract issue and there is fluctuating (positive and negative) market conditions. As used below, BOY refers to beginning of Contract Year and EOY refers to end of Contract Year.

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains(1)(2)	PPA Benefit Balance (BOY)	PPA Benefit Balance (EOY)(3)
1	$100,000	$99,000	-	$10,000	$10,300
2	99,000	101,000	$1,000	10,300	11,609
3	100,000	95,000		11,609	11,957
4	95,000	93,550	-(4)	11,957	12,316
5	93,550	98,000	-	12,316	12,685
6	98,000	100,000	-	12,685	13,066
7	100,000	99,500	-	13,066	13,458
8	99,500	102,000	2,000	13,458	15,8612
*    Contract Year “0” represents your Contract issue date.
(1)Investment Gains are determined by comparing the positive difference between your Anniversary Value and starting value adjusted for Surrenders as of each Contract Anniversary. For example, in Contract Year 2, we compare the $100,000 PPA Benefit Balance to the Contract Value EOY $101,000.
(2)Is the amount transferred to the PPA.
APP B-14

(3)Annual Credited Interest Rate of 3% was utilized in determining the Benefit Balance.
(4)(4) No transfer to the PPA occurs as there are no Investment Gains.
(c)Investment Gains Option
Any optional Death Benefits elected with your Contract would be impacted by the transfer of investment gains.
Return of Premium V elected:

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains	ROP V PPA Transfer Limit Prior to Transfer	ROP V Premiums Prior to Transfer	ROP V Premiums After Transfer
1	$100,000	$99,000	-	$5,000	$100,000	$100,000
2	99,000	101,000	$1,000	5,000	100,000	99,000(1)
*    Contract Year “0” represents your Contract issue date.
Maximum Anniversary Value V elected:

Contract Year*	Contract Value (BOY)	Contract Value (EOY)	Investment Gains	MAV V PPA Transfer Limit Prior to Transfer	Anniversary Value Prior to Transfer	Anniversary Value (EOY)
1	$100,000	$99,000	-	$5,000	$100,000	$100,000(2)
2	99,000	101,000	$1,000	5,000	100,000	100,000(3)
*    Contract Year “0” represents your Contract issue date.
(1)Transfers to the PPA up to the PPA Transfer Limit impact the ROP V by the amount transferred.
(2)The Contract Year 1 Anniversary Value would also be adjusted to $99,000.00 due to the Contract Year 2 $1,000 transfer.
(3)Transfers to the PPA up to the PPA Transfer Limit impact the MAV V by the amount transferred. The $1,000 reduction is applied to the $101,000 Maximum Anniversary Value.
(d)Income Path-Annual Transfer Schedule with Performance:
In this example, the Income Path program is established at the time of Contract issue. The current age of the Annuitant is 70, and the Target Income Age is 75; therefore, the length of time to the Target Income Age 5 years. The starting allocation elected is 60% Contract Value and 40% PPA. The Target Allocation elected is 20% Contract Value and 80% PPA. If there was no financial activity and flat annual performance, we would transfer 8.00% annually:
(Contract Value starting allocation - Contract Value ending allocation) / number of years from program start date to Target Income Age
(60 - 20) / 5 = 8.00%
(e)Income Path Annual Transfer Schedule with Performance:

		“Prior to Transfer” Percentages		Income Path Program Annual Allocation Percentage Targets		Actual Transfer from CV to PPA: Percentage	“After Transfer” Percentages
Contract Year*	Annual Contract Value Performance (1)	Contract Value (BOY)	PPA - Benefit Balance	Contract Value (EOY)	PPA - Benefit Balance	Transfer of Contract Value %	Contract Value	PPA - Benefit Balance
—		60.0%	40.00%	60.0%	40.00%		60.0%	40.00%
1	-0.07	57.53%	42.47%	56.67%(2)	43.33%	0.86%(3)	56.67%	43.33%
2	-0.14	52.20%	47.80%	53.34%	46.66%	0%(4)	52.20%	47.80%
3	0.079	53.36%	46.64%	50.01%	49.99%	3.35%	50.01%	49.99%
4	0.081	51.22%	48.78%	46.67%	53.33%	4.55%	46.67%	53.33%
5	0.066	47.53%	52.47%	43.32%	56.68%	4.21%	43.32%	56.68%
6	-0.024	42.00%	58.00%	40.00%	60.00%	2.00%	40.00%	60.00%
*    Contract Year “0” represents your Contract issue date.
(1)The annual performance displayed applies only to the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
APP B-15

(2)Calculated as follows: previous year Contract Value percentage - (starting allocation - ending allocation) / number of years from program start date to Target Income Age: 60.00% - (60 - 40) / 6 = 56.67%
(3)Calculated as follows: Contract Value prior to transfer percentage - Contract Value percentage target: 57.53% - 56.67% = 0.86%
(4)No transfer occurs because the current allocation exceeds the Target Allocation for that year.
Maximum Anniversary Value V Examples
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
This Death Benefit is equal to the greatest of A, B or C:
A = Contract Value (minus Premium Based Charges, if applicable);
B = Premium Payments adjusted for partial Surrenders; and
C = Maximum Anniversary Value.
Example 1: Assume your initial Premium Payment is $100,000.

Contract Year*	Contract Value(1)(2) "A"	PPA Transfer Limit(3)	Total Premium Payments (adjusted by Surrenders) "B"	Contract Value Performance(2)	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	0.00%	—	—	$100,000
1	102,120	5,106	100,000	2.12%	$102,120	$102,120	102,120
2	107,001	5,350	100,000	4.78%	107,001(5)	107,001	107,001
3	105,664	5,350	100,000	-1.25%	105,664	107,001	107,001
4	96,260	5,350	100,000	-8.90%	96,260	107,001	107,001
5	106,425	5,350	100,000	10.56%	106,425	107,001	107,001
*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
(3)The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.
(4)Anniversary Value each year is first established as the Contract Value on that Anniversary and is later be adjusted by subsequent Premium Payments transfers to and from the PPA and partial Surrenders, if applicable.
(5)Is the highest Anniversary Value and therefore is the Maximum Anniversary Value (MAV).
Example 2: Assume your initial Premium Payment is $100,000. At the end of Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you transfer $7,850, an amount equal to the PPA Transfer Limit, to the PPA. In Contract Year 5 you take a partial Surrender for $10,000.

Contract Year*	Contract Value(1)(2) "A"	PPA Transfer Limit(3)	Total Premium Payments (adjusted by Surrenders) "B"	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year(2) "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	—	—	$100,000
1	102,120	5,000	100,000	$133,989(5)(6)(7)	$102,120	102,120
2	157,001	5,106	150,000(8)	138,522(5)(6)(7)(9)	157,001	157,001
3	147,189	7,850	142,150(10)	136,700(6)	149,151	149,151
4	134,089	7,458	142,150	124,533(6)	149,151	149,151
5	130,324	7,458	132,020(6)	130,324	138,522	138,522(9)
*    Contract Year “0” represents your Contract issue date.
APP B-16

(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value, as well as subsequent Premium Payment, transfers to and from the Personal Pension Account and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
(3)The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.
(4)Anniversary Value each year is first established as the Contract Value on that Anniversary and is later be adjusted by subsequent Premium Payments, transfers to and from the Personal Pension Account and partial Surrenders, if applicable.
(5)The Contract Year 1 & 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.
(6)The $10,000 partial Surrender results in a factor of 0.92873 being applied to Premium Payments as well as all previous Anniversary Values. The factor of 0.92873 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $140,324).
(7)The $7,850 transfer to the Personal Pension Account results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values.
(8)Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.
(9)Is the Maximum Anniversary Value as adjusted by subsequent Premium Payments, transfers to and from the Personal Pension Account and partial Surrenders.
(10)Premium Payments of $150,000 are adjusted by the transfer to the Personal Pension Account of $7,850.
Example 3: Assume the same facts as the example above, except that in Contract Year 3 you transfer $10,000, an amount in excess of the PPA Transfer Limit, to the PPA.

Contract Year*	Contract Value "A"(1)(2)	PPA Transfer Limit(3)	Premium Payments "B"	Anniversary Value(4)	Maximum Anniversary Value at End of Each Contract Year(2) "C"	Guaranteed Minimum Death Benefit at End of Each Contract Year Greatest of “A”, “B”, and "C"
0	$100,000	$5,000	$100,000	—	—	$100,000
1	102,120	5,000	100,000	$132,559(5)(6)(7)	$102,120	102,120
2	157,001	5,106	150,000(8)	136,344(5)(6)(7)(9)	157,001	157,001
3	145,039	7,850	140,074(10)	134,550(6)	146,973	146,973
4	132,130	7,349	140,074	122,575(6)	146,973	146,973
5	128,274	7,349	129,943(6)	128,274	136,344	136,344(9)
*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value, as well as subsequent Premium Payment, transfer to/from PPA, and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
(3)The Transfer Limit set at each Contract Anniversary will equal 5% of the greater of Premium Payment(s) or Maximum Anniversary Value.
(4)Anniversary Value each year is first established as the Contract Value on that Anniversary and is later adjusted by subsequent Premium Payments, transfers to and from the PPA, and partial Surrenders, if applicable.
(5)The Contract Year 1 & 2 Anniversary Values are adjusted by the subsequent Premium Payment of $50,000.
(6)The $10,000 partial Surrender results in a factor of 0.92768 being applied to Premium Payments as well as all previous Anniversary Values. The factor of 0.92768 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $138,274).
(7)The $10,000 transfer to the Personal Pension Account results in a dollar for dollar reduction to Premium Payments as well as all previous Anniversary Values up to the PPA Transfer Limit of $7,850 and then a factor of 0.98539 is applied. The factor of 0.98539 is derived by 1-(A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit $2,145; B is the Contract Value prior to the transfer $155,039; and C is the PPA Transfer Limit less any previous transfers to the PPA that contract year $7,850.
(8)Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.
APP B-17

(9)Is the Maximum Anniversary Value as adjusted by subsequent Premium Payments, transfers to/from Personal Pension Account, and partial Surrenders.
(10)Premium Payments of $150,000 are adjusted by the transfer to the PPA of $10,000.
Example 4: Maximum Anniversary Value V Rider Charge Example - Assume the Maximum Anniversary Value is $102,120.00 and Premium Payments is $100,000. The current rider charge is 0.75%.
The current rider charge is assessed on the greater of the Maximum Anniversary Value or Premium Payments; therefore, the rider charge is $766, or $102,120 x 0.75%.
Example 5: A proportional reduction, in the form of a factor, is applied when a transfer to the Personal Pension Account in excess of the Transfer Limit occurs or when a partial Surrender is made.
The formula to calculate the proportional factor is 1 - ( A / B ):
A = The amount of the Surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a transfer to the PPA in excess of the PPA Transfer Limit on the Maximum Anniversary Value V optional death benefit. Assume an amount equal to the PPA Transfer Limit has already been transferred during the Contract Year, and an additional amount of $10,000 is transferred to the PPA during the same Contract Year. Assume there have been no Surrenders and no prior excess transfers to the PPA.
Values immediately prior to the partial Surrender:
•Your Contract Value is $140,000.
•Your total Premium Payments are $120,000.
•Your Maximum Anniversary Value V component of your Death Benefit is $150,000.
•Your Personal Pension Account Benefit Balance is $6,000.
The factor for this transaction is 0.92857 and was derived from: 1 - ($10,000/$140,000).
Values after the partial Surrender:
•Your Contract Value is $130,000.
•Your total Premium Payments are $120,000.
•Your Premium Payments adjusted for partial Surrenders and excess transfers to the PPA are $111,429.
•Your Maximum Anniversary Value V component of your death benefit is $139,286.
•Your PPA Benefit Balance is $16,000.
Return of Premium V Examples
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume your initial Premium Payment is $100,000. In Contract Year 2 you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you transfer $7,500.00, an amount equal to the Personal Pension Account Transfer Limit, to the Personal Pension Account. In Contract Year 5 you take a partial Surrender for $10,000.

Contract Year*	Contract Value(1)(2)	PPA Transfer Limit(3)	Premium Payments	Guaranteed Minimum Death Benefit at End of Each Contract Year
—	$100,000		$100,000	$100,000
1	102,120	$5,000	100,000	102,120
2	157,001	5,000	150,000(4)	157,001
3	147,539	7,500	142,500(5)	147,539
4	134,408	7,125	142,500	142,500
5	130,658	7,125	132,369(6)	132,369
*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and partial Surrender activity.
(3)The Transfer Limit set at each Contract Anniversary will equal 5% of Premium Payment(s).
(4)Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.
APP B-18

(5)Premium Payments of $150,000 are adjusted by the transfer to the PPA of $7,500.
(6)The $10,000 partial Surrender results in a factor of 0.92890 being applied to Premium Payments. After multiplying the factor of 0.92890 to $142,500, the adjusted Premium Payments equal $132,369. The factor of 0.92890 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $140,658).
APP B-19

Example 2: Assume the same facts as the example above, except that in Contract Year 3 you transfer $10,000, an amount in excess of the PPA Transfer Limit, to the Personal Pension Account.

Contract Year*	Contract Value(1)(2)	PPA Transfer Limit(3)	Premium Payments	Minimum Guaranteed Death Benefit at End of Each Contract Year
1	102,120	$5,000	100,000	102,120
2	157,001	5,000	150,000(4)	157,001
3	145,039	7,500	140,085(5)	145,039
4	132,130	7,004	140,085	140,085
5	128,274	7,004	129,954(6)	129,954
*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value, as well as subsequent Premium Payment and partial Surrender activity.
(3)The Transfer Limit set at each Contract Anniversary will equal 5% of Premium Payment(s).
(4)Premium Payments of $100,000 are adjusted by the subsequent Premium Payment of $50,000.
(5)The $10,000 transfer to the PPA results in a dollar-for-dollar reduction to Premium Payments as well as all previous Anniversary Values up to the PPA Transfer Limit of $7,500 and then a factor of 0.98305 is applied. The factor of 0.98305 is derived by 1-(A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit $2,500; B is the Contract Value prior to the transfer $155,039; and C is the Personal Pension Account Transfer Limit less any previous transfers to the PPA that Contract Year $7,500.
(6)The $10,000 partial Surrender results in a factor of 0.92890 being applied to Premium Payments. After multiplying the factor of 0.92768 to $140,085, the adjusted Premium Payments equal $129,954. The factor of 0.92768 is derived by 1-(partial Surrender $10,000 / Contract Value prior to Surrender $138,274).
Example 3: A proportional reduction, in the form of a factor, is applied when a transfer to the Personal Pension Account in excess of the Transfer Limit occurs or when a partial Surrender is made.
The formula to calculate the proportional factor is 1 - ( A / B ):
A = The amount of the surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a partial Surrender on ROP V in a down market. Assume a partial Surrender taken in Contract Year 2 equals $5,000. All Surrenders reduce your ROP V Death Benefit value on a proportional basis.
Values immediately prior to the partial Surrender:
•Your Contract Value is $85,000.
•Your total Premium Payments are $100,000.
•Your ROP V Death Benefit value is $100,000.
The factor for this transaction is 0.94117 and was derived from: 1 - ($5,000/$85,000).
Values after the partial Surrender:
•Your Contract Value is $80,000.
•Your total Premium Payments are $100,000.
•Your ROP V Death Benefit value is $94,118.
APP B-20

Maximum Daily Value Examples
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume your initial Premium Payment is $100,000. On the 2nd Friday, you make an additional Premium Payment of $50,000

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit(2)
Monday	$100,000	$100,000	$100,000	$100,000
Tuesday	98,105	100,000	100,000	100,000
Wednesday	98,887	100,000	100,000	100,000
Thursday	101,321(3)	101,321(3)	100,000	101,321
Friday	101,895(3)	101,895(3)	100,000	101,895
Monday	103,676(3)	103,676(3)	100,000	103,676
Tuesday	105,460(3)	105,460(3)	100,000	105,460
Wednesday	105,120	105,460	100,000	105,460
Thursday	103,895	105,460	100,000	105,460
Friday	155,108(4)	155,460(4)	150,000(4)	155,460(4)
(1)Does not reflect Premium Based Charge, if applicable.
(2)The Death Benefit under Maximum Daily Value pays the greatest value of (A) the Maximum Daily Value, adjusted for partial Surrenders and Transfers to the PPA; (B) the Premium Payments, adjusted for partial Surrenders and Transfers to the PPA; or (C) the Contract Value, less Premium Based Charge, if applicable.
(3)The Maximum Daily Value component is equal to the greater of the Contract Value or the Maximum Daily Value as of the prior Valuation Day.
(4)The additional Premium Payment increases the Maximum Daily Value and Premium Payments components on a dollar-for-dollar basis.
Example 2: Assume you take a partial Surrender of $5,000 on the following Tuesday (prior to the partial Surrender, the Contract Value was $103,385).

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,360(2)	95,164(2)	100,360
Wednesday	99,887	100,360	95,164	100,360
Thursday	99,460	100,360	95,164	100,360
Friday	101,052	101,052(3)	95,164	101,052
(1)Does not reflect Premium Based Charge, if applicable.
(2)The partial Surrender adjusts the Maximum Daily Value and Premium Payments components each by a factor of 0.95164. The factor is derived as [ 1 - ( $5,000 / $103,385 ) ].
(3)The Maximum Daily Value continues to increase any day that the Contract Value exceeds the Maximum Daily Value as of the prior Valuation Day.
APP B-21

Example 3: Assume the same facts as above, and that you have elected Daily Lock Income Benefit and have a Lifetime Benefit Payment available of $5,677 when you take the partial Surrender of $5,000.

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,460(2)	95,000(2)	100,460
Wednesday	99,887	100,460	95,000	100,460
Thursday	99,460	100,460	95,000	100,460
Friday	101,052	101,052	95,000	101,052
(1)Does not reflect Premium Based Charge, if applicable.
(2)The partial Surrender adjusts the Maximum Daily Value and Premium Payments components each by the dollar amount of the partial Surrender.
Example 4: Assume the same facts as Example 3, but instead of a partial Surrender you transfer $5,000 to the PPA on Tuesday. This is an amount equal to the applicable PPA Transfer Limit. Then, on Thursday and during the same Contract Year, you Transfer another $5,000 to the PPA (prior to this second Transfer, the Contract Value is $99,460).

Valuation Days	Contract Value(1)	Maximum Daily Value	Premium Payments	Maximum Daily Value Death Benefit
Monday	$102,568	$105,460	$100,000	$105,460
Tuesday	98,385	100,460(2)	95,000(2)	100,460
Wednesday	99,887	100,460	95,000	100,460
Thursday	94,460	95,410(3)	90,224(3)	95,410
Friday	96,052	96052	90,224	96,052
(1)Does not reflect Premium Based Charge, if applicable.
(2)The Transfer to PPA adjusts the Maximum Daily Value and Premium Payments components each by the dollar amount of the Transfer.
(3)The Transfer to PPA adjusts the Maximum Daily Value and Premium Payments components each by a factor of 0.94973. The factor is derived as [ 1 - ($5,000 / $99,460) ].
Legacy Lock Examples
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Your Legacy Lock is the greatest of Return of Premium V or Enhanced Return of Premium.
Example 1: Assume your initial Deposit is $100,000. At the end of Contract Year 1, you Surrender $5,300, which is equal to the Future6 or Daily Lock Income Benefit Lifetime Benefit Payment. In Contract Year 3, you Surrender $7,000, which is greater than the Lifetime Benefit Payment of $5,300.

		After Transaction
Contract Year*	Contract Value Prior to Transactions(1)(2)	Contract Value	Premium Payments Component of ROP V	Enhanced Return of Premium component of Legacy Lock	Legacy Lock(1)
0	$100,000	$100,000	$100,000	$100,000	$100,000
1	102,120	$96,820	94,810(3)	100,000(3)	$100,000
2	101,448	$101,448	94,810	100,000	$101,448
3	100,180	$93,180	88,185(4)	98,208(4)	$98,208
4	84,887	$84,887	88,185	98,208	$98,208
5	93,851	$93,851	88,185	98,208	$98,208
*    Contract Year “0” represents your Contract issue date
(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value, as well as partial Surrenders.
APP B-22

(3)As a result of the Surrender, the Return of Premium V is adjusted by a proportional factor of 0.94810. This factor is derived by 1- (A / B): A is the amount of the Surrender; and B is the Contract Value prior to the Surrender. Because the Surrender did not exceed the Lifetime Benefit Payment, the Legacy Lock is not adjusted.
(4)As a result of the Surrender, the Return of Premium V is adjusted by a proportional factor of 0.93013. This factor is derived by 1 - (A / B): A is the amount of the Surrender; and B is the Contract Value prior to the Surrender. Because the Surrender was in excess of the Lifetime Benefit Payment, the Legacy Lock is adjusted by a proportional factor of 0.98208. This factor is derived by 1 - (A/(B-C)): A is the amount Surrendered in excess of the Lifetime Benefit Payment; B is the Contract Value prior to the Surrender; and C is the available Lifetime Benefit Payment prior to the Surrender.
Example 2: Assume your initial Deposit is $100,000. In Contract Year 2, you transfer $10,000 to the PPA; this amount is in excess of the PPA Transfer Limit of $5,600.

		After Transaction
Contract Year*	Contract Value Prior to Transactions(1)(2)	Contract Value	Premium Payments Component of ROP V	Enhanced Return of Premium component of Legacy Lock	Legacy Lock(1)
0	$100,000	$100,000	$100,000	$100,000	$100,000
1	102,120	$102,120	100,000	100,000	$102,120
2	107,001	$97,001	90,304(3)	90,304(3)	$97,001
3	95,789	$95,789	90,304	90,304	$95,789
4	87,264	$87,264	90,304	90,304	$90,304
5	96,479	$96,479	90,304	90,304	$96,479
*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value, as well as partial Surrender activity.
(3)As a result of the transfer, both the Return of Premium V and Legacy Lock are adjusted. Each amount is first adjusted for the amount that does not exceed the PPA Transfer Limit ($5,600). Then, each value is adjusted by a proportional factor of 0.95660. This factor is derived as 1 - (A/(B-C)): A is the amount transferred in excess of the PPA Transfer Limit; B is the Contract Value prior to the transfer; and C is the amount of the available PPA Transfer Limit prior to the transaction.
Safety Plus Examples
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume your initial Premium Payment is $100,000. Prior to your first Contract Anniversary, you apply a subsequent Premium Payment of $50,000. In Contract Year 3 you apply an additional subsequent Premium Payment of $15,000.

Contract Year*	Contract Value(1)(2)	Premium Payments	Guaranteed Accumulation Benefit	Credit to Contract Value, if any
0	$100,000	$100,000	$100,000
0.5	145,000	150,000	150,000(3)
1	146,450	150,000	150,000
2	158,166	150,000	150,000
3	182,656(4)	165,000(4)	150,000(4)
4	160,737	165,000	150,000
5	152,700	165,000	150,000
6	166,443	165,000	150,000
7	174,766	165,000	150,000
8	157,289	165,000	150,000
9	143,133	165,000	150,000
10	135,976	165,000	150,000	$ 14,024(5)
APP B-23

*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value, as well as subsequent Premium Payment activity.
(3)The Guaranteed Accumulation Benefit of $100,000 is adjusted by the subsequent Premium Payment in the first Contract Year of $50,000.
(4)The Guaranteed Accumulation Benefit of $150,000 is not adjusted by the subsequent Premium Payment in the third Contract Year of $15,000.
(5)On the rider maturity date, a credit equal to the difference in the Contract Value and the Guaranteed Accumulation Benefit is applied to the Contract Value to bring the Contract Value equal to the Guaranteed Accumulation Benefit $150,000.
Example 2: Assume your initial Premium Payment is $100,000. In Contract Year 1 you transfer $5,000, an amount equal to the PPA Transfer Limit, to the PPA. After the rider maturity date, but prior to the eleventh Contract Anniversary, you transfer an amount equal to your Contract Value to the PPA.

Contract Year*	Contract Value(1)(2)	Guaranteed Accumulation Benefit	Credit to Contract Value, if any	PPA Accumulation Balance(3)
0	$100,000	$100,000		$5,000
1	90,950	95,000(4)		5,150
2	98,226	95,000		5,304
3	104,119	95,000		5,464
4	91,625	95,000		5,627
5	87,044	95,000		5,796
6	94,878	95,000		5,970
7	99,622	95,000		6,149
8	105,101	95,000		6,334
9	98,690	95,000		6,524
10	95,729	95,000	$ 0(5)	6,720
11	0	0		111,064(6)
*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable.
(2)Assumes annual performance on the Contract Value, as well as transfer to the PPA activity.
(3)Assumes a Credited Interest Rate of 3% is applied to the PPA Accumulation Balance.
(4)The Guaranteed Accumulation Benefit of $100,000 is adjusted by the transfer to the PPA in the first Contract Year of $5,000.
(5)On the rider maturity date, a credit is not applied to the Contract Value since the Contract Value exceeds the Guaranteed Accumulation Benefit.
(6)An amount equal to $104,345 is transferred to the PPA; this amount is equal to the entire Contract Value and assumes investment performance of 9.0% since the 10th Contract Anniversary. $95,000 of the total $104,345 transferred will receive maximum guaranteed Payout Purchase Rates with a one-time increase to the Payout Purchase Rate (referred to as an Income Enhancer). The remaining $9,345 transferred will receive then current maximum guaranteed Payout Purchase Rates. Please Section 7, Safety Plus, “Does your Benefit Base Change Under the Rider.”
Example 3: Assume an initial contribution of $100,000, and during Contract Year 4 you make a partial Surrender of$7,000.

Contract Year*	Contract Value(1)(2)	Partial Surrender	Guaranteed Accumulation Benefit
0	$100,000	$0	$100,000
1	93,000	—	100,000
2	84,630	—	100,000
3	88,862	—	100,000
APP B-24

4	94,193	$7,000	92,568(2)
5	97,961	—	92,568
6	96,002	—	92,568
7	102,722	—	92,568
8	110,940	—	92,568
9	105,393	—	92,568
10	106,447	—	92,568(3)
*    Contract Year “0” represents your Contract issue date.
(1)Does not reflect a Premium Based Charge, if applicable
(2)The partial Surrender of $7,000 reduces the Guaranteed Accumulation Benefit by a factor of 0.92568, The factor is derived from 1 - ($7,000 / $94,193).
(3)Because the Guaranteed Accumulation Benefit is less than the Contract Value on the tenth Anniversary, there would be no adjustment applied. The Safety Plus rider would subsequently terminate.
Example 4: A proportional reduction, in the form of a factor, is applied when a transfer to the PPA in excess of the Transfer Limit occurs or when a partial Surrender is made. The formula to calculate the proportional factor is 1 - (A / B):
A = The amount of the surrender or transfer that exceeds a permissible limit, and
B = The Contract Value immediately prior to the transaction.
This example illustrates the impact of a partial surrender on the Safety Plus rider in a down market. Assume a partial Surrender taken in Contract Year 4 equals $8,000. All surrenders reduce the Guaranteed Accumulation Benefit value on a proportional basis.
Values immediately prior to the partial Surrender:
•Your Contract Value is $90,000.
•Your total Premium Payments are $100,000.
•Your Guaranteed Accumulation Benefit value is $100,000.
The factor for this transaction is 0.911111 and was derived from: 1 - ($8,000/$90,000).
Values after the partial Surrender:
•Your Contract Value is $82,000.
•Your total Premium Payments are $100,000.
•Your Guaranteed Accumulation Benefit value is $91,111.
Future5 and Future6 Examples
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Future 5 and Future6 operate similarly except vary by Deferral Bonus, fees and investment restrictions. The following benefit features illustrated below apply to Future5 and Future6 interchangeably.
Example 1: Assume your initial Premium Payment is $100,000. Your Contract Value, Payment Base and Bonus Base are all equal to $100,000. You have elected Future5 - Single Life, and based on your age of 60 you initial Withdrawal Percentage is at 4%. In Contract Years 7, 9, 11 and 12 you take partial Surrender of the amount equal to your available Lifetime Benefit Payment. In Contract Year 10, you take a partial Surrender of $10,000.
APP B-25

Contract Year*	Age	Contract Value(1)(2)	Deferral Bonus	Withdrawal Percentage	Lifetime Benefit Payment	Surrender Amount	Payment Base at End of Each Contract Year	Bonus Base at End of Each Contract Year
0	60	$100,000	$0	4%	$4,000	$0	$100,000	$100,000
1	61	93,930	5,000	4%	4,200	0	105,000(3)	100,000
2	62	101,632	5,000	4%	4,400	0	110,000	100,000
3	63	106,694	5,000	4%	4,600	0	115,000	100,000
4	64	118,408	5,000	4%	4,800	0	120,000	100,000
5	65	125,726	5,000	5%	6,286(4)	0	125,726(5)	125,726(5)
6	66	137,306	6,286	5%	6,865	0	137,306	137,306
7	67	127,722	6,865	5%	7,209	7,209(6)	144,171	0(6)
8	68	126,683	0	5%	7,209	0	144,171	0
9	69	134,538	0	5%	7,209	7,209	144,171	0
10	70	138,025	0	5%	7,209	10,000(7)	141,094(7)	0
11	71	140,955	0	5%	7,055	7,055	141,094	0
12	72	141,319	0	5%	7,066	7,066	141,319	0
*     Contract Year “0” represents your Contract issue date.
(1)    Assumes annual performance on the Contract Value and partial Surrender activity. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
(2)     Does not reflect a Premium Based Charge, if applicable.
(3)     The Deferral Bonus is applied to the Payment Base on Contract Anniversaries 1, 2, 3 and 4.
(4)     The Lifetime Benefit Payment increases as the result of the increases in the Payment Base. Additionally, because no Surrenders have been taken, the Withdrawal Percentage increases to 5% upon attaining the age of 65.
(5)     Applies a Market Increase to the Payment Base and the Bonus Base on Contract Anniversaries 5 and 6 because the Contract Value exceeds the Deferral Bonus Base.
(6)     A partial Surrender equal to the Lifetime Benefit Payment does not impact the Payment Base or Lifetime Benefit Payment, but as the first Surrender it resets the Bonus Base to $0 and there are no subsequent Deferral Bonus opportunities.
(7)     A partial Surrender of $10,000 is in excess of the Lifetime Benefit Payment; the Payment Base is reset by a factor of 0.97866 derived from 1 - ($2,791 / ($138,025 - $7,209)).
Example 2: Assume the election of Future5 and Maximum Anniversary Value V, with an initial Premium Payment of
$100,000 at age 65. In Contract Year 2, a transfer to the PPA equal to the Transfer Limit occurs. In Contract Year 4, a transfer in excess of the Transfer Limit occurs.

Contract Year*	Contract Value(1)	Future5 Payment Base at Beginning of Each Contract Year	MAV V Death Benefit at Beginning of Each Contract Year	PPA Transfer Limit / Lifetime Benefit Payment(2)	Transfer to PPA	Future5 Payment Base at End of Each Contract Year	MAV V Death Benefit at End of Each Contract Year
0	$100,000	$100,000	100,000	$5,000	$0	$100,000	$100,000
1	93,930	105,000	100,000	5,250	0	105,000	100,000
2	101,632	110,000	101,632	5,500	5,500(3)	104,500	96,132
3	100,920	109,500	100,920	5,475	0	109,500	100,920
4	112,001	114,500	112,001	5,725	10,000(4)	104,399(4)	102,001(4)
5	108,304	108,304	108,304	5,415	0	108,304	108,304
6	118,279	118,279	118,279	5,914	0	118,279	118,279
7	110,023	118,279	118,279	5,914	0	118,279	118,279
8	115,656	118,279	118,279	5,914	0	118,279	118,279
(1)     Assumes annual performance on the Contract Value as well as transfers to/from PPA. Annual performance is only shown for illustration purposes, and is not indicative of the performance you have achieved or will achieve under the rider.
APP B-26

(2)     When Future5 is elected and the Lifetime Eligible Income Date has been attained, the prevailing PPA Transfer Limit for both optional benefits is equal to the Lifetime Benefit Payment. This is because the Future5 or Future6 Transfer Limit always prevails over any optional Death Benefit Transfer Limits.
(3)     The transfer of $5,500 equals the PPA Transfer Limit; the Future5 Payment Base and MAV V Death Benefit is reduced by the dollar amount of the transfer.
(4)     The transfer of $10,000 exceeds the PPA Transfer Limit; the Future5 Payment Base is first reduced by the dollar amount up to the PPA Transfer Limit, and then by a factor of 0.95977 (Derived from 1 - (($10,000 - $5,725) / ($112,001 - $5,725)). The MAV V is similarly reset, first by the dollar amount up to the Transfer Limit, and then by the same factor of 0.95977. This transaction also resets the Bonus Base to $0
(5)    Does not reflect a Premium Based Charge, if applicable.
Example 3: A proportional reduction, in the form of a factor, is applied when a transfer is made to the PPA in excess of the PPA Transfer Limit occurs, or when a partial Surrender is taken in excess of the Threshold Payment or Lifetime Benefit Payment, if applicable. The factor can be calculated as 1 - (A / ( B − C):
A = The amount of the surrender or transfer that exceeds the Threshold Payment, Lifetime Benefit Payment, or Transfer Limit,
B = The Contract Value immediately prior to the transaction, and
C = The remaining Threshold Payment, Lifetime Benefit Payment or Transfer Limit immediately prior to the transaction.
This example illustrates the impact of a transfer to the PPA in excess of the PPA Transfer Limit on with Future5 or Future6. Assume an amount equal to the PPA Transfer Limit has already been transferred during the Contract Year, and an additional amount of $15,000 is transferred to the PPA during the same Contract Year. Assume there have been no Surrenders and no prior excess transfers to the PPA.
Values immediately prior to the partial Surrender:
•Your Contract Value is $200,000.
•Your total Premium Payments are $180,000.
•Your Payment Base is $225,000.
•Your Deferral Bonus Base is $210,000.
•Your Personal Pension Account Benefit Balance is $10,000.
The factor for this transaction is 0.9250 and was derived from: 1 - ($15,000/$200,000).
Values after the partial Surrender:
•Your Contract Value is $185,000.
•Your total Premium Payments are $180,000.
•Your Payment Base is $208,125.
•Your Deferral Bonus Base is $0.
•Your PPA Benefit Balance is $25,000.
Daily Lock Income Benefit Examples
The examples below illustrate the general operation and calculation of the benefit, as well as the impact that a partial Surrender (including an advisory fee withdrawals) may have on the benefit. Please note that these examples are based on hypothetical assumptions and do not reflect actual Contract performance.
Example 1: Assume your initial Premium Payment is $100,000, you are age 67, and you elected Daily Lock Income Benefit - Single Life Option. No partial Surrenders have occurred.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit(2)
Monday	$100,000	$100,000	$100,000	$100,000	$5,000	$5,000
Tuesday	98,105	100,000	100,000	100,000	5,000	5,000
Wednesday	98,887	100,000	100,000	100,000	5,000	5,000
Thursday	101,321	101,321(3)	100,000	100,000	5,066(3)	5,000
Friday	101,895	101,895(3)	100,000	100,000	5,094(3)	5,000
Monday	103,676	103,676(3)	100,000	100,000	5,183(3)	5,000
Tuesday	105,460	105,460(3)	100,000	100,000	5,273(3)	5,000
APP B-27

Wednesday	105,120	105,460	100,000	100,000	5,273	5,000
Thursday	103,895	105,460	100,000	100,000	5,273	5,000
Friday	105,108	105,460	100,000	100,000	5,273	5,000
(1)     Does not reflect Premium Based Charge, if applicable.
(2)     PPA Transfer Limit does not increase due to Market Increases.
(3)     When the Contract Value exceeds the Payment Base as of the prior Valuation Day, the Payment Base increases. As no partial Surrender has occurred, the Lifetime Benefit Payment also increases.
Example 2: Assume the same facts as above, and the next Tuesday is the first Contract Anniversary.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$102,568	$105,460	$100,000	$100,000	$5,273	$5,000
Tuesday	104,385	106,000(2)	106,000	100,000	5,300	5,300(3)
Wednesday	105,887	106,000	106,000	100,000	5,300	5,300
Thursday	105,460	106,000	106,000	100,000	5,300	5,300
Friday	107,459	107,459	106,000	100,000	5,373	5,300
(1)     Does not reflect Premium Based Charge, if applicable.
(2)     On the Contract Anniversary, a Deferral Bonus increase occurs because the sum of the Anniversary Payment Base as of the prior Valuation Day ($100,000) plus 6% of the Deferral Bonus Base as of the prior Valuation Day ($6,000) exceeds both the Payment Base as of the prior Valuation Day and the current Contract Value.
(3)     The PPA Transfer Limit is set on the Contract Anniversary to equal the applicable Withdrawal Percent (5%) times the Payment Base.
Example 3: Assume the same facts as above, and the next Thursday is the second Contract Anniversary. Additionally, on Wednesday of the following week you take your first partial Surrender of $473 that represents one-twelfth of your Lifetime Benefit Payment (prior to the partial Surrender, the Contract Value was $112,931).

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$110,941	$110,941	$106,000	$100,000	$5,547	$5,300
Tuesday	112,576	112,576	106,000	100,000	5,629	5,300
Wednesday	111,892	112,576	106,000	100,000	5,629	5,300
Thursday	113,540(2)	113,540(2)	113,540	113,540(2)	5,677	5,677
Friday	112,137	113,540	113,540	113,540	5,677	5,677
Monday	111,244	113,540	113,540	113,540	5,677	5,677
Tuesday	111,509	113,540	113,540	113,540	5,677	5,677
Wednesday	112,458	113,540	113,540	0(3)	5,677	5,677
Thursday	112,044	113,540	113,540	0	5,677	5,677
Friday	114,286	114,286(4)	113,540	0	5,677(4)	5,677
(1)     Does not reflect Premium Based Charge, if applicable.
(2)     On the Contract Anniversary, the Contract Value exceeds both the Payment Base as of the prior Valuation Day and the sum of the Anniversary Payment Base as of the prior Valuation Day ($106,000) plus 6% of the Deferral Bonus Base as of the prior Valuation Day ($6,000). There is no Deferral Bonus increase applied, but the Deferral Bonus Base increases to the Payment Base.
(3)     The Deferral Bonus Period terminates upon the partial Surrender, and the Deferral Bonus Base is zero.
(4)     Market Increases continue to occur to the Payment Base; however, following the first partial Surrender, the Lifetime Benefit Payment amount does not increase due to the Market Increase.
APP B-28

Example 4: Assume the same facts as above, but instead you make a partial Surrender of $10,000 instead of one-twelfth of the Lifetime Benefit Payment.

Valuation Days	Contract Value(1)	Payment Base	Anniversary Payment Base	Deferral Bonus Base	Lifetime Benefit Payment	PPA Transfer Limit
Monday	$111,244	$113,540	$113,540	$113,540	$5,677	$5,677
Tuesday	111,509	113,540	113,540	113,540	5,677	5,677
Wednesday	103,404	108,964(2)	108,964(2)	0(2)	5,459(2)	5,459(2)
Thursday	102,517	108,964	108,964	0	5,459	5,459
Friday	104,759	108,964	108,964	0	5,459	5,459
(1)     Does not reflect Premium Based Charge, if applicable.
(2)     The partial Surrender in excess of the Lifetime Benefit Payment adjusts the Payment Base and the Anniversary Payment Base by a factor of 0.95969. The factor is derived as [1 - ( ($10,000 − $5,677) / ($112,931 - $5,677) ) ]. Upon the excess partial Surrender, the Lifetime Benefit Payment and PPA Transfer Limit values are reset. There is zero Lifetime Benefit Payment available.

APP B-29

Appendix C — Optional Rider Comparison
Death Benefits

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Standard Death Benefit.*	Safety Plus; any one withdrawal benefit.	No.	Contract Value.	Not applicable.	Not applicable.
Return of Premium V Death Benefit.	Safety Plus; any one withdrawal benefit.	Yes, after the earliest of the 5th anniversary of the rider effective date or Spousal Contract continuation. A pro-rated rider charge will be assessed.	Greater of Premium Payments adjusted for Surrenders or Contract Value minus Premium Based Charges, if applicable.	Not applicable.	Currently, none. We reserve the right to impose investment restrictions in the future.
Maximum Anniversary Value V Death Benefit.	Safety Plus; any one withdrawal benefit.	No. However, violation of investment restrictions may result in termination by the Company. A pro-rated rider charge will be assessed.	Greatest of: (a) Maximum Anniversary Value, (b) Premium Payments adjusted for Surrenders or (c) Contract Value.	Not applicable.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
*    The Standard Death Benefit is not optional and is automatically included as part of your Contract.

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Legacy Lock Death Benefit.	Safety Plus; Future6 or Daily Lock Income Daily Lock Income
No. However, if your Future6 or Daily Lock Income Benefit rider is terminated for any reason, or because you exercise you option to convert Future6 or Daily Lock Income Benefit to Future5, this rider will also terminate.
			Greater of Enhanced Return of Premium or Return of Premium V Death Benefit.	Not applicable.	Yes. You must concurrently elect Future6 or Daily Lock Income Benefit and abide by its corresponding investment restrictions.
Maximum Daily Value Death Benefit.	Safety Plus; any one withdrawal benefit.	No. However, violation of investment restrictions may result in termination by the Company. A pro-rated rider charge will be assessed.	Greatest of: (a) Maximum Daily Value, (b) Premium Payments adjusted for Surrenders and transfers to the personal Pension Account or (c) Contract Value.	Not applicable.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
APP C-1

Optional Withdrawal or Accumulation Benefits

Optional Rider	May be issued with which other optional riders?	Revocable by Contract Owner?	Benefit Equals	Withdrawal Percentage	Investment Restrictions
Future5 Withdrawal benefit.	Any one Death Benefit, except Legacy Lock.	No.	Initially equal to Premium Payments. Fluctuates thereafter based on Market Increases, or Deferral Bonuses, and subsequent Premium Payments, partial Surrenders, or transfers to or from the Personal Pension Account.	4%: age 59.5 - 64; 5%: age 65+ for
				Contracts issued prior to July 16, 2012. 3.5%: age 59.5 - 64; 4.5%: age 65 - 84; 5.5%: age 85+ for Contracts issued on or after July 16, 2012. Based on age at time of first partial Surrender.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
Future6 Withdrawal benefit (Note: Not available if Daily Lock Income Benefit is available in your state.)	Any one Death Benefit.	No.	Same as Future5. See above.	4%: age 59.5 - 64. 5%: age 65+. Based on age at time of first partial Surrender.	Yes. Contract Value must be invested within an approved asset allocation model(s), Fund(s), and other investment program(s) approved and designated by us.
Daily Lock Income Benefit Withdrawal benefit.	Any one Death Benefit.	No.	Same as Future5. If you elect this rider after the Contract Issue date, the Payment Base will be based on the Contract Value on the date the rider becomes effective.	4%: age 59.5 - 64. 5%: age 65 - 84. 6%: age 85+. Based on age at time of first partial Surrender.	Yes. Contract Value must be invested within an approved asset allocation model(s) and other investment program(s) approved and designated by us.
Safety Plus Accumulation benefit.	Any one Death Benefit, except Legacy Lock.	Yes, after the earlier of Spousal Contract continuation or the fifth Contract Anniversary after the rider effective date.	Not applicable.		Yes. Contract Value must be invested within an approved asset allocation model(s) and other investment program(s) approved and designated by us.
Personal Pension Account	May be issued with any other optional rider.	No	Benefit Balance	Not applicable.	None; however if you elect another optional benefit, those investment restrictions will apply.
APP C-2

The Statement of Additional Information ("SAI") contains additional information about the Contract, us and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. The SAI is not your personal Variable Annuity Quarterly Statement.
You may request a free copy of the SAI or submit inquiries by:
1)    mailing: Talcott Resolution, P. O. Box, 14293, Lexington, KY 40512-4293
2)    calling: 1-800-862-6668
3)    emailing: asccontactus@talcottresolution.com
4)    Visiting:
Issued by Talcott Resolution Life Insurance Company:

Class of Contract	Website Address
PRM Series III B Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Y285
PRM Series IV C Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Y343
PRM Series III L Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Y335
Huntington PRM Series III B Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41659Y293

Issued by Talcott Resolution Life and Annuity Insurance Company:

Class of Contract	Website Address
PRM Series III B Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41658A254
PRM Series IV C Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41658A288
PRM Series III I Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41658A262
PRM Series III L Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41658A270
You may also obtain reports and other information about the Separate Account on the SEC's website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Identifiers:    PRM Series III (TLIC): C000105761
Huntington PRM Series III (TLIC): C000105762
PRM Series III (TLA): C000105764

Statement of Additional Information
Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Seven

Personal Retirement Manager III

*This Statement of Additional Information is related to four different classes of the Contract: B Share, C Share, I Share and L Share. The classes have different fees and expenses (including surrender charges and periodic charges).
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Talcott Resolution Life and Annuity Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293, call 1-800-862-6668, email us at asccontactus@talcottresolution.com, or visit:

Class of Contract	Website Address
PRM Series III B Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41658A254
PRM Series IV C Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41658A288
PRM Series III I Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41658A262
PRM Series III L Share	https://vpx.broadridge.com/GetContract1.asp?clientid=talcottvpx&fundid=41658A270

Date of Prospectus: May 2, 2022
Date of Statement of Additional Information: May 2, 2022

General Information and History
Talcott Resolution Life and Annuity Insurance Company
We are a stock life insurance company. Talcott Resolution Life and Annuity Insurance Company (formerly Hartford Life and Annuity Insurance Company) is authorized to do business in Puerto Rico, the District of Columbia, and all states of the United States except New York. Talcott Resolution was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Talcott Resolution is a subsidiary of Talcott Resolution Life Insurance Company. Our corporate offices are located at 1 Griffin Road North, Windsor, Connecticut 06095-1512. In May 2018 the business was sold by The Hartford Financial Services Group, Inc. to a consortium of investors and renamed Talcott Resolution. On June 30, 2021, pursuant to the Agreement and Plan of Merger dated as of January 18, 2021, by and among Sutton Holdings Investments, Ltd. (“Buyer”), Sutton Holdings Merger Sub, L.P., Hopmeadow Holdings, LP (“HHLP”) and Hopmeadow Holdings GP LLC, the owners of HHLP sold all of the issued and outstanding equity interests in HHLP, a parent of Talcott Resolution Life and Annuity Insurance Company, to Buyer, an affiliate of Sixth Street, a global investment firm. We are ultimately controlled by A. Michael Muscolino and Alan Waxman.
Talcott Resolution Life and Annuity Insurance Company Separate Account Seven
The Sub-Accounts are part of Talcott Resolution Life and Annuity Insurance Company Separate Account Seven, a segregated asset account of Talcott Resolution. The Separate Account is registered as a unit investment trust under the 1940 Act and was established on April 1, 1999. The Separate Account meets the definition of “separate account” under federal securities laws. The Separate Account holds only assets for variable annuity contracts.
Non-Principal Risks of Investing in the Contract
Mixed and Shared Funding Risk
Fund shares may be sold to our other Separate Accounts or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.
Money Market Fund Redemption Risk
The Invesco V.I. Government Money Market Fund uses the amortized cost method of valuation to seek to maintain a stable $1.00 net asset value and does not intend to impose liquidity fees or redemption gates on Fund redemptions or exchanges. The Fund's board reserves the right to impose a liquidity fee or redemption gate in the future upon prior notice to shareholders and in conformance to Rule 2a-7 of the 1940 Act. Further detail regarding these changes is set forth in the Fund's prospectus. We may postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions in compliance with rules of the SEC or an order of the SEC.
Services
Experts
The statutory-basis financial statements of Talcott Resolution Life and Annuity Insurance Company as of December 31, 2021 and 2020, and for each of the three years in the period ended December 31, 2021 included in this Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing in the Registration Statement. The financial statements of each of the individual Sub-Accounts which comprise Talcott Resolution Life and Annuity Insurance Company Separate Account Seven as of December 31, 2021, included in this Registration Statement, have also been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Cognizant Worldwide Limited
Cognizant Worldwide Limited (“Cognizant”) which has its principal office at 1 Kingdom Street, Paddington Central, London, United Kingdom W2 6BD, provides business processing outsourcing services and mail room services to us in connection with our administration of our annuity products. Cognizant is not affiliated with us, the Separate Account or any of our affiliates, including the Contract's principal underwriter, Talcott Distribution Services Company, Inc. We pay Cognizant for its services on a monthly basis for the hours worked and also for per usage fees for other charges. For the past three years, the dollar amount of fees paid to Cognizant has been: 2021: $505,535; 2020: $1,462,378 and 2019: $1,684,369.
2

Underwriters
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Talcott Resolution Distribution Company, Inc. (“TDC”). TDC serves as Principal Underwriter for the securities issued with respect to the Separate Account. TDC is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the Financial Industry Regulatory Authority, Inc. TDC is an affiliate of ours. Both TDC and Talcott Resolution are ultimately controlled by A. Michael Muscolino and Alan Waxman. The principal business address of TDC is 1 Griffin Road North, Windsor, CT 06095-1512.
We currently pay TDC underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to TDC in its role as Principal Underwriter has been: 2021: $19,733,256; 2020: $16,230,886; and 2019: $21,325,690.
Other Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Financial Statements
The financial statements of the Company and the Separate Account for the year ended December 31, 2021 follow this page of the SAI. The financial statements of the Company only bear on the Company's ability to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life and Annuity Insurance Company Separate Account Seven and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Talcott Resolution Life and Annuity Insurance Company Separate Account Seven (the “Account”), as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Value Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio
American Century VP Growth Fund	Lord Abbett Series Fund - Dividend Growth Portfolio
AB VPS Balanced Wealth Strategy Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio
AB VPS International Value Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio
AB VPS Small/Mid Cap Value Portfolio	MFS® Growth Series
AB VPS International Growth Portfolio	MFS® Global Equity Series
Invesco V.I. Core Equity Fund	MFS® Investors Trust Series
Invesco V.I. Government Securities Fund	MFS® Mid Cap Growth Series
Invesco V.I. High Yield Fund	MFS® New Discovery Series
Invesco V.I. International Growth Fund	MFS® Total Return Series
Invesco V.I. Main Street Mid Cap Fund®	MFS® Value Series
(Formerly Invesco V.I. Mid Cap Core Equity Fund)	MFS® Total Return Bond Series
Invesco V.I. Small Cap Equity Fund	MFS® Research Series
Invesco V.I. Balanced-Risk Allocation Fund	MFS® High Yield Portfolio
Invesco V.I. Diversified Dividend Fund	BlackRock Global Allocation V.I. Fund
Invesco V.I. Government Money Market Fund	BlackRock Large Cap Focus Growth V.I. Fund
American Century VP Mid Cap Value Fund	BlackRock Equity Dividend V.I. Fund
American Funds Insurance Series® Capital World Bond Fund®	Morgan Stanley VIF Core Plus Fixed Income Portfolio
American Funds Insurance Series® Capital World Growth and Income Fund®	Morgan Stanley VIF Growth Portfolio
(Formerly American Funds Insurance Series® Global Growth and Income Fund)	Morgan Stanley VIF Discovery Portfolio
American Funds Insurance Series® Asset Allocation Fund	Invesco V.I. American Value Fund
American Funds Insurance Series® Washington Mutual Investors Fund℠
(Formerly American Funds Insurance Series ® Blue Chip Income and Growth Fund)	BlackRock Capital Appreciation V.I. Fund
American Funds Insurance Series® The Bond Fund of America	Invesco V.I. Capital Appreciation Fund
(Formerly American Funds Insurance Series® Bond Fund)	(Formerly Invesco Oppenheimer V.I. Capital Appreciation Fund)
American Funds Insurance Series® Global Growth Fund	Invesco V.I. Global Fund
American Funds Insurance Series® Growth Fund	(Formerly Invesco Oppenheimer V.I. Global Fund)
American Funds Insurance Series® Growth-Income Fund	Invesco V.I. Main Street Fund®
American Funds Insurance Series® International Fund	(Formerly Invesco Oppenheimer V.I. Main Street Fund)
American Funds Insurance Series® New World Fund ®	Invesco V.I. Main Street Small Cap Fund®
American Funds Insurance Series® Global Small Capitalization Fund	(Formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund)
Allspring VT Omega Growth Fund	Putnam VT Diversified Income Fund
(Formerly Wells Fargo VT Omega Growth Fund)	Putnam VT Global Asset Allocation Fund
Fidelity® VIP Growth Portfolio	Putnam VT Growth Opportunities Fund
Fidelity® VIP Contrafund® Portfolio	Putnam VT International Value Fund
Fidelity® VIP Mid Cap Portfolio	Putnam VT International Equity Fund

Fidelity® VIP Value Strategies Portfolio	Putnam VT Multi-Cap Core Fund
Fidelity® VIP Dynamic Capital Appreciation Portfolio	Putnam VT Small Cap Value Fund
Fidelity® VIP Strategic Income Portfolio	Putnam VT Large Cap Value Fund
Franklin Rising Dividends VIP Fund	(Formerly Putnam VT Equity Income Fund)
Franklin Income VIP Fund	PIMCO VIT All Asset Portfolio
Franklin Large Cap Growth VIP Fund	PIMCO StocksPLUS® Global Portfolio
Franklin Global Real Estate VIP Fund	PIMCO VIT Global Managed Asset Allocation Portfolio
Franklin Small-Mid Cap Growth VIP Fund	PSF PGIM Jennison Focused Blend Portfolio
Franklin Small Cap Value VIP Fund	(Formerly Prudential Series Jennison 20/20 Focus Portfolio)
Franklin Strategic Income VIP Fund	PSF PGIM Jennison Value Portfolio
Franklin Mutual Shares VIP Fund	(Formerly Prudential Series Value Portfolio)
Templeton Developing Markets VIP Fund	Invesco V.I. Growth and Income Fund
Templeton Foreign VIP Fund	Invesco V.I. Comstock Fund
Templeton Growth VIP Fund	Invesco V.I. American Franchise Fund
Franklin Mutual Global Discovery VIP Fund	Allspring VT Index Asset Allocation Fund
Franklin DynaTech VIP Fund	(Formerly Wells Fargo VT Index Asset Allocation Fund)
(Formerly Franklin Flex Cap Growth VIP Fund)	Allspring VT International Equity Fund
Templeton Global Bond VIP Fund	(Formerly Wells Fargo VT International Equity Fund)
Hartford Balanced HLS Fund	Allspring VT Small Cap Growth Fund
Hartford Total Return Bond HLS Fund	(Formerly Wells Fargo VT Small Cap Growth Fund)
Hartford Capital Appreciation HLS Fund	Allspring VT Discovery Fund
Hartford Dividend and Growth HLS Fund	(Formerly Wells Fargo VT Discovery Fund)
Hartford Disciplined Equity HLS Fund	Allspring VT Opportunity Fund
Hartford International Opportunities HLS Fund	(Formerly Wells Fargo VT Opportunity Fund)
Hartford Ultrashort Bond HLS Fund	MFS® Core Equity Portfolio
Hartford Small Company HLS Fund	MFS® Massachusetts Investors Growth Stock Portfolio
Hartford SmallCap Growth HLS Fund	MFS® Research International Portfolio
Hartford Stock HLS Fund

We have also audited the accompanying statements of assets and liabilities of Hartford MidCap HLS Fund, Invesco V.I. Discovery Mid Cap Growth Fund (Formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund), AB VPS Growth and Income Portfolio, BlackRock S&P 500 Index V.I. Fund, and BlackRock Managed Volatility V.I. Fund, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes. We have also audited the Invesco V.I. Value Opportunities Fund statement of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Hartford MidCap HLS Fund	December 31, 2021	Year ended December 31, 2021	Year ended December 31, 2021 and the period from September 18, 2020 to December 31, 2020	Year ended December 31, 2021 and the period from September 18, 2020 to December 31, 2020
Invesco V.I. Discovery Mid Cap Growth Fund	December 31, 2021	Year ended December 31, 2021	Year ended December 31, 2021 and the period from April 30, 2020 to December 31, 2020	Year ended December 31, 2021 and the period from April 30, 2020 to December 31, 2020
AB VPS Growth and Income Portfolio	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Two years in the period ended December 31, 2021 and the period from April 30, 2019 to December 31, 2019
BlackRock S&P 500 Index V.I. Fund	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years in the period December 31, 2021 and the period from April 20, 2018 to December 31, 2018

BlackRock Managed Volatility V.I. Fund	December 31, 2021	Year ended December 31, 2021	Two years in the period ended December 31, 2021	Three years in the period December 31, 2021 and the period from April 20, 2018 to December 31, 2018
Invesco V.I. Value Opportunities Fund	Non Applicable	Period from January 1, 2021 to April 30, 2021	Period from January 1, 2021 to April 30, 2021 and the year ended December 31, 2020	Period from January 1, 2021 to April 30, 2021 and the four years in the period ended December 31, 2020

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Talcott Resolution Life and Annuity Insurance Company Separate Account Seven as of December 31, 2021, and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 13, 2022

We have served as the auditor of the Sub-Accounts that comprise Talcott Resolution Life and Annuity Insurance Company Separate
Account Seven since 2002.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2021

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. International Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	9,917,878	11,010,145	8,950,624	1,379,823	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	4,030,927	1,509,333	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	84,021,521	144,868,005	67,905	54,420,015
class S2	—	—	—	—	—	—	4,190,451	—	—	29,777,574
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	4,030,927	1,509,333	9,917,878	11,010,145	8,950,624	1,379,823	88,211,972	144,868,005	67,905	84,197,589
Due from Sponsor Company	—	—	—	—	—	—	—	—	8,664	—
Receivable for fund shares sold	38,280	46	509	6,202	4,557	238	79,895	47,106	—	29,014
Other assets	1	—	—	—	1	—	—	—	—	—
Total assets	4,069,208	1,509,379	9,918,387	11,016,347	8,955,182	1,380,061	88,291,867	144,915,111	76,569	84,226,603

Liabilities:
Due to Sponsor Company	38,280	46	509	6,202	4,557	238	79,895	47,106	—	29,014
Payable for fund shares purchased	—	—	—	—	—	—	—	—	8,664	—
Other liabilities	—	1	2	2	—	—	4	8	—	5
Total liabilities	38,280	47	511	6,204	4,557	238	79,899	47,114	8,664	29,019

Net assets:
For contract liabilities	$4,030,928	$1,509,332	$9,917,876	$11,010,143	$8,950,625	$1,379,823	$88,211,968	$144,867,997	$67,905	$84,197,584

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	9,917,876	11,010,143	8,950,625	1,379,823	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	4,030,928	1,509,332	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	84,021,518	144,867,997	67,905	54,420,012
class S2	—	—	—	—	—	—	4,190,450	—	—	29,777,572
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$4,030,928	$1,509,332	$9,917,876	$11,010,143	$8,950,625	$1,379,823	$88,211,968	$144,867,997	$67,905	$84,197,584

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	856,466	704,875	386,302	51,932	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	294,443	69,523	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	2,223,380	12,619,164	12,984	1,314,176
class S2	—	—	—	—	—	—	111,537	—	—	731,276
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	294,443	69,523	856,466	704,875	386,302	51,932	2,334,917	12,619,164	12,984	2,045,452

Cost	$2,607,060	$994,121	$9,152,891	$9,176,963	$6,878,241	$1,057,548	$72,411,784	$150,041,628	$66,295	$66,725,085

Deferred contracts in the accumulation period:
Units owned by participants #	146,302	35,366	497,128	1,279,562	275,658	91,825	2,890,561	105,126,629	8,955	17,216,883
Minimum unit fair value #*	$26.033120	$40.994163	$16.692435	$7.097356	$26.648943	$11.954630	$22.664328	$1.166618	$1.956677	$2.869078
Maximum unit fair value #*	$28.999366	$45.605985	$28.256774	$16.736638	$49.687331	$24.223976	$39.337168	$9.989029	$14.147810	$26.289228
Contract liability	$4,027,691	$1,509,332	$9,725,487	$10,964,172	$8,944,137	$1,357,518	$87,298,211	$143,359,524	$67,905	$83,672,682

Contracts in payout (annuitization) period:
Units owned by participants #	112	—	10,182	5,597	198	1,580	28,964	1,061,637	—	121,107
Minimum unit fair value #*	$28.999366	$—	$18.645007	$7.873253	$31.026206	$14.112845	$25.315377	$1.363314	$—	$3.352671
Maximum unit fair value #*	$28.999366	$—	$28.256774	$8.855591	$33.246694	$14.112845	$35.568365	$1.609700	$—	$26.289228
Contract liability	$3,237	$—	$192,389	$45,971	$6,488	$22,305	$913,757	$1,508,473	$—	$524,902

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund®	American Funds Insurance Series® Capital World Growth and Income Fund®	American Funds Insurance Series® Asset Allocation Fund
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (2)	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	46,494,614	137,965,712	558,574,160
class 4	—	—	—	—	—	—	—	5,472,818	21,491,617	23,267,455
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	415,807	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	601,016	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	86,248,437	47,973,216	—	—	106,372,038	—	—	—	—	—
class S2	1,080,833	10,915,929	6,764,968	137,617	1,012,547	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	87,329,270	58,889,145	6,764,968	137,617	107,384,585	601,016	415,807	51,967,432	159,457,329	581,841,615
Due from Sponsor Company	—	—	—	—	213,437	—	—	—	—	—
Receivable for fund shares sold	39,212	20,647	4,014	8	—	18	4,129	4,915	31,457	113,250
Other assets	—	—	—	—	15	1	—	—	9	—
Total assets	87,368,482	58,909,792	6,768,982	137,625	107,598,037	601,035	419,936	51,972,347	159,488,795	581,954,865

Liabilities:
Due to Sponsor Company	39,212	20,647	4,014	8	—	18	4,129	4,915	31,457	113,250
Payable for fund shares purchased	—	—	—	—	213,437	—	—	—	—	—
Other liabilities	8	4	—	1	—	—	1	7	—	2
Total liabilities	39,220	20,651	4,014	9	213,437	18	4,130	4,922	31,457	113,252

Net assets:
For contract liabilities	$87,329,262	$58,889,141	$6,764,968	$137,616	$107,384,600	$601,017	$415,806	$51,967,425	$159,457,338	$581,841,613

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	46,494,609	137,965,720	558,574,158
class 4	—	—	—	—	—	—	—	5,472,816	21,491,618	23,267,455
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	415,806	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	601,017	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	86,248,429	47,973,214	—	—	106,372,054	—	—	—	—	—
class S2	1,080,833	10,915,927	6,764,968	137,616	1,012,546	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$87,329,262	$58,889,141	$6,764,968	$137,616	$107,384,600	$601,017	$415,806	$51,967,425	$159,457,338	$581,841,613

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	3,973,899	7,506,296	19,435,426
class 4	—	—	—	—	—	—	—	473,018	1,191,331	814,687
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	11,512	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	23,993	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	6,649,841	2,042,282	—	—	106,372,038	—	—	—	—	—
class S2	86,122	501,882	641,229	4,654	1,012,547	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	6,735,963	2,544,164	641,229	4,654	107,384,585	23,993	11,512	4,446,917	8,697,627	20,250,113

Cost	$79,081,284	$46,260,815	$7,024,702	$90,816	$107,384,585	$444,167	$355,833	$51,898,547	$113,812,241	$400,633,076

Deferred contracts in the accumulation period:
Units owned by participants #	22,303,874	1,586,426	401,322	5,883	11,791,203	21,004	29,713	4,055,120	6,844,065	18,904,079
Minimum unit fair value #*	$3.257182	$25.945427	$14.796967	$22.420441	$8.217581	$27.446798	$13.564989	$9.777565	$13.887740	$13.770096
Maximum unit fair value #*	$33.009900	$45.584897	$18.761536	$24.574246	$10.186019	$30.610848	$14.295871	$15.056885	$37.238252	$40.384098
Contract liability	$86,371,170	$58,422,842	$6,725,017	$137,616	$105,723,477	$601,017	$415,806	$51,499,839	$157,609,347	$576,070,983

Contracts in payout (annuitization) period:
Units owned by participants #	238,922	12,058	2,411	—	180,349	—	—	34,793	75,725	171,163
Minimum unit fair value #*	$3.806196	$27.484944	$16.572184	$—	$9.031890	$—	$—	$10.425858	$14.516524	$14.425324
Maximum unit fair value #*	$23.058335	$45.584897	$16.572184	$—	$9.307582	$—	$—	$15.056885	$28.561068	$40.282290
Contract liability	$958,092	$466,299	$39,951	$—	$1,661,123	$—	$—	$467,586	$1,847,991	$5,770,630

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	American Funds Insurance Series® Washington Mutual Investors FundSM	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund®	American Funds Insurance Series® Global Small Capitalization Fund	Allspring VT Omega Growth Fund	Fidelity® VIP Growth Portfolio
	Sub-Account (3)	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	351,479,635	469,197,038	230,360,136	1,594,531,198	1,207,868,984	221,889,404	84,733,027	115,638,187	1,027,546	—
class 4	25,953,478	87,245,909	16,543,297	172,794,212	100,112,983	76,430,783	11,867,217	23,153,988	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	11,868,973
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	377,433,113	556,442,947	246,903,433	1,767,325,410	1,307,981,967	298,320,187	96,600,244	138,792,175	1,027,546	11,868,973
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	94,321	69,784	57,067	457,038	367,445	84,239	21,972	15,433	133	551
Other assets	—	—	2	—	6	—	—	—	1	—
Total assets	377,527,434	556,512,731	246,960,502	1,767,782,448	1,308,349,418	298,404,426	96,622,216	138,807,608	1,027,680	11,869,524

Liabilities:
Due to Sponsor Company	94,321	69,784	57,067	457,038	367,445	84,239	21,972	15,433	133	551
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	13	1	—	3	—	4	—	3	—	2
Total liabilities	94,334	69,785	57,067	457,041	367,445	84,243	21,972	15,436	133	553

Net assets:
For contract liabilities	$377,433,100	$556,442,946	$246,903,435	$1,767,325,407	$1,307,981,973	$298,320,183	$96,600,244	$138,792,172	$1,027,547	$11,868,971

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	351,479,621	469,197,036	230,360,138	1,594,531,195	1,207,868,989	221,889,404	84,733,023	115,638,186	1,027,547	—
class 4	25,953,479	87,245,910	16,543,297	172,794,212	100,112,984	76,430,779	11,867,221	23,153,986	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	11,868,971
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$377,433,100	$556,442,946	$246,903,435	$1,767,325,407	$1,307,981,973	$298,320,183	$96,600,244	$138,792,172	$1,027,547	$11,868,971

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	19,712,823	42,422,879	5,125,948	12,626,949	18,179,846	9,818,115	2,691,647	3,510,571	24,647	—
class 4	1,465,470	7,924,242	371,176	1,395,866	1,526,811	3,425,853	379,872	702,487	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	119,382
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	21,178,293	50,347,121	5,497,124	14,022,815	19,706,657	13,243,968	3,071,519	4,213,058	24,647	119,382

Cost	$251,699,617	$552,657,156	$142,601,852	$1,014,209,992	$832,850,518	$249,514,418	$64,673,748	$92,323,234	$679,769	$8,900,085

Deferred contracts in the accumulation period:
Units owned by participants #	112,320,666	34,337,739	5,805,416	35,800,101	33,528,258	16,543,630	2,796,193	4,233,664	20,042	254,752
Minimum unit fair value #*	$2.630303	$10.461923	$17.591385	$22.784144	$16.632634	$11.276938	$13.742540	$15.613310	$48.849268	$39.120700
Maximum unit fair value #*	$46.285076	$21.135354	$61.317860	$80.106112	$54.816442	$28.087195	$55.111032	$53.022104	$55.722666	$76.436750
Contract liability	$373,115,532	$552,488,102	$244,575,047	$1,751,013,776	$1,292,333,319	$295,928,208	$95,865,804	$137,581,003	$1,025,079	$11,868,971

Contracts in payout (annuitization) period:
Units owned by participants #	1,316,670	234,243	45,705	295,244	359,537	123,452	19,276	35,307	46	—
Minimum unit fair value #*	$3.075803	$10.959735	$18.757652	$23.867890	$17.424073	$11.813747	$14.396678	$16.356381	$53.534197	$—
Maximum unit fair value #*	$15.504223	$21.135354	$61.317860	$80.106112	$54.816442	$27.748726	$55.031829	$51.946052	$53.534197	$—
Contract liability	$4,317,568	$3,954,844	$2,328,388	$16,311,631	$15,648,654	$2,391,975	$734,440	$1,211,169	$2,468	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund	Franklin Small-Mid Cap Growth VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	354,456,488	361,847,693	61,688,365	3,009,174	134,804,235
class 4	—	—	—	—	—	5,391,088	53,914,863	—	—	7,524,324
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	56,512,218	34,507,910	2,679,992	2,432,758	702,305	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	56,512,218	34,507,910	2,679,992	2,432,758	702,305	359,847,576	415,762,556	61,688,365	3,009,174	142,328,559
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	4,008	11,322	2,267	322	14	153,614	152,801	77,161	339	28,889
Other assets	3	—	3	2	1	—	1	—	—	—
Total assets	56,516,229	34,519,232	2,682,262	2,433,082	702,320	360,001,190	415,915,358	61,765,526	3,009,513	142,357,448

Liabilities:
Due to Sponsor Company	4,008	11,322	2,267	322	14	153,614	152,801	77,161	339	28,889
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	1	—	—	1	2
Total liabilities	4,008	11,322	2,267	322	14	153,615	152,801	77,161	340	28,891

Net assets:
For contract liabilities	$56,512,221	$34,507,910	$2,679,995	$2,432,760	$702,306	$359,847,575	$415,762,557	$61,688,365	$3,009,173	$142,328,557

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	354,456,488	361,847,694	61,688,365	3,009,173	134,804,235
class 4	—	—	—	—	—	5,391,087	53,914,863	—	—	7,524,322
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	56,512,221	34,507,910	2,679,995	2,432,760	702,306	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$56,512,221	$34,507,910	$2,679,995	$2,432,760	$702,306	$359,847,575	$415,762,557	$61,688,365	$3,009,173	$142,328,557

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	10,007,242	21,589,958	2,133,069	172,248	6,020,734
class 4	—	—	—	—	—	151,904	3,129,127	—	—	318,557
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	1,076,218	876,058	161,543	129,059	60,491	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	1,076,218	876,058	161,543	129,059	60,491	10,159,146	24,719,085	2,133,069	172,248	6,339,291

Cost	$34,130,522	$26,673,852	$2,320,225	$1,659,115	$696,132	$234,627,864	$371,957,460	$44,430,757	$2,684,954	$120,395,250

Deferred contracts in the accumulation period:
Units owned by participants #	1,376,879	1,127,191	91,569	58,761	40,546	7,440,737	15,815,518	1,450,799	96,485	3,909,007
Minimum unit fair value #*	$31.820293	$25.045588	$25.647102	$36.590205	$13.712324	$36.815278	$16.331592	$36.965862	$23.714385	$24.124318
Maximum unit fair value #*	$62.063797	$47.024747	$55.772914	$65.301052	$19.205083	$58.881730	$34.080860	$50.772968	$41.524470	$61.249377
Contract liability	$56,136,100	$34,419,943	$2,670,415	$2,432,760	$702,306	$355,799,717	$410,031,458	$60,870,071	$2,992,199	$141,111,354

Contracts in payout (annuitization) period:
Units owned by participants #	9,934	2,836	330	—	—	80,254	212,431	18,330	524	30,480
Minimum unit fair value #*	$35.544882	$27.977491	$29.049057	$—	$—	$48.399727	$18.243128	$43.119970	$28.072494	$28.686232
Maximum unit fair value #*	$59.407163	$47.024747	$29.049057	$—	$—	$58.881730	$32.641271	$50.772968	$32.738880	$55.170920
Contract liability	$376,121	$87,967	$9,580	$—	$—	$4,047,858	$5,731,099	$818,294	$16,974	$1,217,203

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin DynaTech VIP Fund	Templeton Global Bond VIP Fund	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$141,105,897	$—	$28,841,443	$—	$—	$—	$—	$—	$—
class 2	31,257,134	10,451,907	284,608,508	103,628	114,321,626	94,634,515	120,507,174	30,473,026	3,512,754	—
class 4	13,877,435	36,636,660	52,713,157	3,404,253	18,221,329	14,536,677	16,802,469	4,693,858	23,946,081	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	17,324,275
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	45,134,569	188,194,464	337,321,665	32,349,324	132,542,955	109,171,192	137,309,643	35,166,884	27,458,835	17,324,275
Due from Sponsor Company	29,686	—	—	1,723	—	—	—	—	—	2,121
Receivable for fund shares sold	—	44,951	80,129	—	93,322	51,743	150,697	4,513	2,428	—
Other assets	6	1	2	3	2	5	3	—	2	3
Total assets	45,164,261	188,239,416	337,401,796	32,351,050	132,636,279	109,222,940	137,460,343	35,171,397	27,461,265	17,326,399

Liabilities:
Due to Sponsor Company	—	44,951	80,129	—	93,322	51,743	150,697	4,513	2,428	—
Payable for fund shares purchased	29,686	—	—	1,723	—	—	—	—	—	2,121
Other liabilities	—	—	—	—	—	—	—	1	—	—
Total liabilities	29,686	44,951	80,129	1,723	93,322	51,743	150,697	4,514	2,428	2,121

Net assets:
For contract liabilities	$45,134,575	$188,194,465	$337,321,667	$32,349,327	$132,542,957	$109,171,197	$137,309,646	$35,166,883	$27,458,837	$17,324,278

Contract Liabilities:
class 1	$—	$141,105,896	$—	$28,841,446	$—	$—	$—	$—	$—	$—
class 2	31,257,137	10,451,907	284,608,510	103,630	114,321,627	94,634,516	120,507,173	30,473,025	3,512,753	—
class 4	13,877,438	36,636,662	52,713,157	3,404,251	18,221,330	14,536,681	16,802,473	4,693,858	23,946,084	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	17,324,278
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$45,134,575	$188,194,465	$337,321,667	$32,349,327	$132,542,957	$109,171,197	$137,309,646	$35,166,883	$27,458,837	$17,324,278

Shares:
class 1	—	13,274,308	—	2,680,432	—	—	—	—	—	—
class 2	1,782,049	1,021,692	14,823,360	9,712	8,412,188	8,165,186	6,145,190	2,571,563	267,537	—
class 4	765,018	3,475,964	2,718,574	317,265	1,313,722	1,232,967	835,113	417,603	1,779,055	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	488,421
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	2,547,067	17,771,964	17,541,934	3,007,409	9,725,910	9,398,153	6,980,303	2,989,166	2,046,592	488,421

Cost	$40,299,284	$201,391,985	$297,758,458	$27,675,363	$130,165,536	$110,812,423	$130,087,317	$27,638,400	$33,665,183	$13,913,627

Deferred contracts in the accumulation period:
Units owned by participants #	1,754,830	9,363,031	12,731,594	1,285,016	9,818,283	5,923,515	4,167,597	844,555	2,286,827	668,914
Minimum unit fair value #*	$21.642567	$12.541782	$15.668833	$9.884675	$8.966468	$12.035648	$16.156920	$36.855965	$9.408082	$21.855712
Maximum unit fair value #*	$45.706594	$28.490442	$36.988150	$36.533166	$17.460841	$23.854918	$44.897004	$60.486497	$13.449454	$35.631439
Contract liability	$44,984,339	$186,218,729	$334,020,707	$32,180,297	$131,740,600	$108,060,056	$136,200,977	$34,994,284	$27,332,855	$17,130,075

Contracts in payout (annuitization) period:
Units owned by participants #	5,610	86,425	116,091	6,040	55,090	58,316	29,073	3,934	9,905	7,701
Minimum unit fair value #*	$24.262386	$12.541782	$17.382464	$11.042039	$9.947250	$13.352006	$18.048218	$39.554510	$9.408082	$24.583355
Maximum unit fair value #*	$44.310999	$28.490442	$36.988150	$33.572722	$17.434831	$23.854918	$44.897004	$48.250039	$13.430135	$27.460702
Contract liability	$150,236	$1,975,736	$3,300,960	$169,030	$802,357	$1,111,141	$1,108,669	$172,599	$125,982	$194,203

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	330,229,376	277,956,473	235,642,747	149,029,805	20,705,053	6,923,349	117,155,692	7,522,635	6,904,022	3,032,443
class IB	5,748,483	8,427,004	10,910,367	2,492,332	4,083,869	—	582,022	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	335,977,859	286,383,477	246,553,114	151,522,137	24,788,922	6,923,349	117,737,714	7,522,635	6,904,022	3,032,443
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	11,242	27,171	45,687	51,480	8,829	4,410	8,969	568	778	119
Other assets	4	1	2	—	—	2	12	—	—	—
Total assets	335,989,105	286,410,649	246,598,803	151,573,617	24,797,751	6,927,761	117,746,695	7,523,203	6,904,800	3,032,562

Liabilities:
Due to Sponsor Company	11,242	27,171	45,687	51,480	8,829	4,410	8,969	568	778	119
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	2	—	—	—	3	2
Total liabilities	11,242	27,171	45,687	51,480	8,831	4,410	8,969	568	781	121

Net assets:
For contract liabilities	$335,977,863	$286,383,478	$246,553,116	$151,522,137	$24,788,920	$6,923,351	$117,737,726	$7,522,635	$6,904,019	$3,032,441

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	330,229,380	277,956,473	235,642,748	149,029,805	20,705,050	6,923,351	117,155,705	7,522,635	6,904,019	3,032,441
class IB	5,748,483	8,427,005	10,910,368	2,492,332	4,083,870	—	582,021	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$335,977,863	$286,383,478	$246,553,116	$151,522,137	$24,788,920	$6,923,351	$117,737,726	$7,522,635	$6,904,019	$3,032,441

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	29,249,723	5,122,677	8,543,972	7,147,712	990,672	171,753	11,715,570	306,172	188,634	26,621
class IB	512,343	158,701	398,479	121,518	192,545	—	58,260	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	29,762,066	5,281,378	8,942,451	7,269,230	1,183,217	171,753	11,773,830	306,172	188,634	26,621

Cost	$335,319,047	$226,054,416	$184,640,729	$110,018,714	$16,617,485	$6,392,494	$118,821,012	$6,497,965	$5,554,909	$1,904,149

Deferred contracts in the accumulation period:
Units owned by participants #	23,029,674	9,438,427	7,057,716	3,538,806	1,426,555	532,134	90,327,537	194,381	158,027	87,018
Minimum unit fair value #*	$12.422786	$24.679235	$28.851213	$35.287808	$14.220975	$12.748560	$0.799731	$32.625686	$39.058574	$29.622440
Maximum unit fair value #*	$17.313982	$50.803697	$52.851697	$66.323768	$28.029440	$13.106566	$10.414257	$60.705049	$65.121196	$55.163560
Contract liability	$334,407,314	$284,951,288	$245,319,410	$150,533,007	$24,579,772	$6,888,827	$116,759,664	$7,518,900	$6,865,986	$3,032,441

Contracts in payout (annuitization) period:
Units owned by participants #	106,685	46,870	34,474	23,583	8,872	2,661	932,334	102	902	—
Minimum unit fair value #*	$13.127549	$27.568501	$32.228229	$39.417796	$15.996370	$12.944232	$0.946487	$36.444995	$41.856496	$—
Maximum unit fair value #*	$16.886433	$50.803697	$51.546759	$64.686424	$27.706532	$13.088427	$9.759656	$36.444995	$44.238413	$—
Contract liability	$1,570,549	$1,432,190	$1,233,706	$989,130	$209,148	$34,524	$978,062	$3,735	$38,033	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series	MFS® New Discovery Series	MFS® Total Return Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	122,683,139	14,873,451	111,848,422	60,292,351	79,657,455	296,963,122
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	17,004,319	—	1,605,325	—	799,317	27,330,564
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	7,957,663	13,607,212	24,361,007	4,715,605	—	—	—	—	—	—
Total investments	7,957,663	13,607,212	24,361,007	4,715,605	139,687,458	14,873,451	113,453,747	60,292,351	80,456,772	324,293,686
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	207	7,058	10,848	188	39,714	25,562	92,155	28,736	32,802	62,942
Other assets	—	—	3	3	2	—	—	—	2	4
Total assets	7,957,870	13,614,270	24,371,858	4,715,796	139,727,174	14,899,013	113,545,902	60,321,087	80,489,576	324,356,632

Liabilities:
Due to Sponsor Company	207	7,058	10,848	188	39,714	25,562	92,155	28,736	32,802	62,942
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	3	—	—	—	4	—	2	—	—
Total liabilities	207	7,061	10,848	188	39,714	25,566	92,155	28,738	32,802	62,942

Net assets:
For contract liabilities	$7,957,663	$13,607,209	$24,361,010	$4,715,608	$139,687,460	$14,873,447	$113,453,747	$60,292,349	$80,456,774	$324,293,690

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	122,683,138	14,873,447	111,848,423	60,292,349	79,657,458	296,963,124
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	17,004,322	—	1,605,324	—	799,316	27,330,566
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	7,957,663	13,607,209	24,361,010	4,715,608	—	—	—	—	—	—
Total contract liabilities	$7,957,663	$13,607,209	$24,361,010	$4,715,608	$139,687,460	$14,873,447	$113,453,747	$60,292,349	$80,456,774	$324,293,690

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	1,545,906	552,916	2,501,082	5,144,399	3,418,775	10,689,817
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	227,513	—	36,510	—	40,288	1,005,540
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	395,707	671,298	1,980,570	117,772	—	—	—	—	—	—
Total shares	395,707	671,298	1,980,570	117,772	1,773,419	552,916	2,537,592	5,144,399	3,459,063	11,695,357

Cost	$6,614,000	$10,488,309	$23,415,611	$3,435,198	$88,185,782	$10,713,118	$64,370,282	$49,895,595	$68,252,748	$256,466,423

Deferred contracts in the accumulation period:
Units owned by participants #	267,022	383,249	1,190,306	188,366	3,529,844	379,541	3,539,110	2,587,061	1,719,272	11,706,512
Minimum unit fair value #*	$25.656370	$30.303187	$16.843002	$20.449953	$26.044901	$31.545096	$27.497505	$19.880380	$32.699371	$18.486207
Maximum unit fair value #*	$34.923848	$45.202548	$25.156488	$35.214112	$75.873965	$50.376695	$51.836044	$66.860680	$75.148780	$36.919885
Contract liability	$7,957,663	$13,309,650	$24,148,158	$4,698,239	$138,844,927	$14,716,018	$112,250,395	$59,936,223	$79,648,924	$320,656,718

Contracts in payout (annuitization) period:
Units owned by participants #	—	8,710	10,323	755	18,942	3,784	35,090	14,636	15,536	124,129
Minimum unit fair value #*	$—	$33.847276	$19.385816	$23.000484	$30.552657	$37.341386	$31.836572	$22.909879	$39.202444	$20.506723
Maximum unit fair value #*	$—	$37.805561	$21.803488	$23.000484	$74.464675	$50.376695	$42.377612	$26.600679	$75.148780	$36.919885
Contract liability	$—	$297,559	$212,852	$17,369	$842,533	$157,429	$1,203,352	$356,126	$807,850	$3,636,972

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	1,454,305	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	329,951
class III	—	—	—	—	166,563,042	2,981,921	23,823,565	—	5,455,987	—
class INIT	116,816,772	299,653,303	18,829,373	58,238,452	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	76,473,701	97,412,631	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	193,290,473	397,065,934	18,829,373	58,238,452	166,563,042	2,981,921	23,823,565	1,454,305	5,455,987	329,951
Due from Sponsor Company	—	—	—	2,651	—	—	—	—	—	—
Receivable for fund shares sold	42,924	78,040	3,252	—	104,120	84	1,338	75	173	14
Other assets	3	—	3	2	3	—	2	—	—	1
Total assets	193,333,400	397,143,974	18,832,628	58,241,105	166,667,165	2,982,005	23,824,905	1,454,380	5,456,160	329,966

Liabilities:
Due to Sponsor Company	42,924	78,040	3,252	—	104,120	84	1,338	75	173	14
Payable for fund shares purchased	—	—	—	2,651	—	—	—	—	—	—
Other liabilities	—	4	—	—	—	1	—	1	—	—
Total liabilities	42,924	78,044	3,252	2,651	104,120	85	1,338	76	173	14

Net assets:
For contract liabilities	$193,290,476	$397,065,930	$18,829,376	$58,238,454	$166,563,045	$2,981,920	$23,823,567	$1,454,304	$5,455,987	$329,952

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	1,454,304	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	329,952
class III	—	—	—	—	166,563,045	2,981,920	23,823,567	—	5,455,987	—
class INIT	116,816,772	299,653,299	18,829,376	58,238,454	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	76,473,704	97,412,631	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$193,290,476	$397,065,930	$18,829,376	$58,238,454	$166,563,045	$2,981,920	$23,823,567	$1,454,304	$5,455,987	$329,952

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	66,650	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	31,245
class III	—	—	—	—	12,637,560	207,366	747,289	—	449,422	—
class INIT	4,725,598	21,984,835	487,934	10,418,328	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	3,165,302	7,285,911	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	7,890,900	29,270,746	487,934	10,418,328	12,637,560	207,366	747,289	66,650	449,422	31,245

Cost	$132,901,553	$387,096,279	$13,241,417	$60,664,590	$171,693,298	$3,029,597	$17,756,330	$1,069,791	$4,778,883	$342,662

Deferred contracts in the accumulation period:
Units owned by participants #	5,062,491	25,548,917	443,105	4,392,568	16,240,973	166,803	1,346,304	28,482	195,049	26,482
Minimum unit fair value #*	$24.397560	$12.514074	$35.988600	$12.054708	$10.050212	$16.986623	$17.380425	$42.668311	$26.259233	$11.516363
Maximum unit fair value #*	$54.245010	$17.769497	$47.916199	$14.230920	$10.528032	$18.945652	$18.066286	$66.892856	$29.287454	$12.700625
Contract liability	$192,194,098	$394,925,688	$18,593,327	$57,426,856	$166,555,014	$2,981,920	$23,823,567	$1,411,316	$5,433,180	$329,952

Contracts in payout (annuitization) period:
Units owned by participants #	26,649	134,331	5,220	60,663	769	—	—	865	803	—
Minimum unit fair value #*	$27.064291	$12.514074	$41.526391	$13.181643	$10.446864	$—	$—	$45.995891	$28.412752	$—
Maximum unit fair value #*	$54.245010	$17.769497	$47.916199	$14.230920	$10.446864	$—	$—	$53.176647	$28.412752	$—
Contract liability	$1,096,378	$2,140,242	$236,049	$811,598	$8,031	$—	$—	$42,988	$22,807	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund
	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account	Sub-Account (8)	Sub-Account (9)	Sub-Account (10)	Sub-Account (11)	Sub-Account (12)	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	25,017,264
class II	2,918,030	11,929,293	—	—	—	—	—	—	—	—
class III	—	—	—	4,836,399	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	35,713,715	—	11,421,461	—	—	—	—	—
class S2	—	—	7,620,861	—	1,758,175	2,329,230	8,596,647	4,450,677	11,563,259	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	2,918,030	11,929,293	43,334,576	4,836,399	13,179,636	2,329,230	8,596,647	4,450,677	11,563,259	25,017,264
Due from Sponsor Company	—	—	48,710	—	—	—	—	—	—	—
Receivable for fund shares sold	247	7,651	—	156	5,694	4,201	411	4,625	6,063	1,331
Other assets	1	—	—	—	—	3	2	2	3	—
Total assets	2,918,278	11,936,944	43,383,286	4,836,555	13,185,330	2,333,434	8,597,060	4,455,304	11,569,325	25,018,595

Liabilities:
Due to Sponsor Company	247	7,651	—	156	5,694	4,201	411	4,625	6,063	1,331
Payable for fund shares purchased	—	—	48,710	—	—	—	—	—	—	—
Other liabilities	—	2	2	2	—	—	—	—	—	1
Total liabilities	247	7,653	48,712	158	5,694	4,201	411	4,625	6,063	1,332

Net assets:
For contract liabilities	$2,918,031	$11,929,291	$43,334,574	$4,836,397	$13,179,636	$2,329,233	$8,596,649	$4,450,679	$11,563,262	$25,017,263

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	25,017,263
class II	2,918,031	11,929,291	—	—	—	—	—	—	—	—
class III	—	—	—	4,836,397	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	35,713,713	—	11,421,460	—	—	—	—	—
class S2	—	—	7,620,861	—	1,758,176	2,329,233	8,596,649	4,450,679	11,563,262	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$2,918,031	$11,929,291	$43,334,574	$4,836,397	$13,179,636	$2,329,233	$8,596,649	$4,450,679	$11,563,262	$25,017,263

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	4,738,118
class II	60,265	743,722	—	—	—	—	—	—	—	—
class III	—	—	—	493,510	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	1,774,154	—	99,637	—	—	—	—	—
class S2	—	—	383,150	—	16,945	29,269	153,020	126,153	375,065	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	60,265	743,722	2,157,304	493,510	116,582	29,269	153,020	126,153	375,065	4,738,118

Cost	$2,298,408	$12,082,576	$39,649,848	$4,396,734	$10,877,863	$1,613,436	$5,726,146	$3,555,735	$7,710,515	$29,217,646

Deferred contracts in the accumulation period:
Units owned by participants #	49,852	191,292	3,330,386	110,442	772,501	62,191	274,768	128,600	310,376	1,813,338
Minimum unit fair value #*	$54.212144	$50.838961	$11.548300	$40.825547	$16.418293	$30.865017	$25.497683	$29.722805	$30.752124	$11.736362
Maximum unit fair value #*	$59.783461	$100.879603	$40.466650	$46.597260	$17.075715	$54.348312	$44.157965	$45.231293	$55.395999	$19.431281
Contract liability	$2,881,991	$11,846,208	$42,992,517	$4,836,397	$12,917,218	$2,329,233	$8,555,577	$4,443,654	$11,525,028	$24,868,795

Contracts in payout (annuitization) period:
Units owned by participants #	617	1,405	28,061	—	15,529	—	1,427	221	1,064	10,937
Minimum unit fair value #*	$58.029808	$56.783494	$11.655173	$—	$16.812076	$—	$28.677803	$31.850393	$34.111962	$13.019536
Maximum unit fair value #*	$59.783461	$63.422663	$26.765010	$—	$16.920135	$—	$30.308626	$31.850393	$38.365472	$14.644140
Contract liability	$36,040	$83,083	$342,057	$—	$262,418	$—	$41,072	$7,025	$38,234	$148,468

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund	Putnam VT Small Cap Value Fund	Putnam VT Large Cap Value Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	PIMCO VIT Global Managed Asset Allocation Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (13)	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	703,780	3,992,673	330,425
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	2,446,702	5,557,058	523,697	1,157,493	510,048	1,870,110	1,416,319	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	2,446,702	5,557,058	523,697	1,157,493	510,048	1,870,110	1,416,319	703,780	3,992,673	330,425
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	112	37,757	26	69	11	152	30	19	133	13
Other assets	1	1	—	—	1	2	—	—	1	—
Total assets	2,446,815	5,594,816	523,723	1,157,562	510,060	1,870,264	1,416,349	703,799	3,992,807	330,438

Liabilities:
Due to Sponsor Company	112	37,757	26	69	11	152	30	19	133	13
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	1	—	—	—	—	—	—
Total liabilities	112	37,757	27	70	11	152	30	19	133	13

Net assets:
For contract liabilities	$2,446,703	$5,557,059	$523,696	$1,157,492	$510,049	$1,870,112	$1,416,319	$703,780	$3,992,674	$330,425

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	703,780	3,992,674	330,425
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	2,446,703	5,557,059	523,696	1,157,492	510,049	1,870,112	1,416,319	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$2,446,703	$5,557,059	$523,696	$1,157,492	$510,049	$1,870,112	$1,416,319	$703,780	$3,992,674	$330,425

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	60,358	418,519	25,437
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	120,290	346,883	46,060	67,848	19,947	134,540	45,955	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	120,290	346,883	46,060	67,848	19,947	134,540	45,955	60,358	418,519	25,437

Cost	$1,873,370	$3,376,923	$426,839	$921,848	$408,396	$1,672,237	$1,052,624	$669,632	$3,738,457	$310,555

Deferred contracts in the accumulation period:
Units owned by participants #	103,244	177,541	43,043	84,548	9,622	66,958	31,811	43,625	191,586	21,904
Minimum unit fair value #*	$20.412321	$30.323257	$10.349331	$11.555611	$42.538338	$24.250864	$34.191292	$15.283244	$19.752364	$15.041219
Maximum unit fair value #*	$30.620036	$32.062703	$18.278568	$20.063468	$59.441281	$40.523797	$48.357208	$17.045431	$22.029739	$15.909085
Contract liability	$2,345,346	$5,553,773	$523,696	$1,153,407	$510,049	$1,861,687	$1,394,902	$703,780	$3,992,674	$330,425

Contracts in payout (annuitization) period:
Units owned by participants #	4,498	102	—	295	—	293	451	—	—	—
Minimum unit fair value #*	$22.026061	$32.062703	$—	$13.833220	$—	$27.089536	$47.459098	$—	$—	$—
Maximum unit fair value #*	$23.279228	$32.062703	$—	$13.833220	$—	$30.260328	$47.459098	$—	$—	$—
Contract liability	$101,357	$3,286	$—	$4,085	$—	$8,425	$21,417	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2021

	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund
	Sub-Account (14)	Sub-Account (15)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (16)	Sub-Account (17)	Sub-Account (18)	Sub-Account (19)	Sub-Account (20)

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	505,522	469,508	1,053,006	757,389	158,488
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	709,283	473,146	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	45,988,185	—	—	—	—	—
class S2	—	—	22,391,708	1,245,023	1,712,887	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total investments	709,283	473,146	22,391,708	1,245,023	47,701,072	505,522	469,508	1,053,006	757,389	158,488
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	33	23	1,470	60	9,014	24	68	114	44	10
Other assets	—	—	1	2	—	—	1	—	—	—
Total assets	709,316	473,169	22,393,179	1,245,085	47,710,086	505,546	469,577	1,053,120	757,433	158,498

Liabilities:
Due to Sponsor Company	33	23	1,470	60	9,014	24	68	114	44	10
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	1	—	—	—	—	1	—	—	—	1
Total liabilities	34	23	1,470	60	9,014	25	68	114	44	11

Net assets:
For contract liabilities	$709,282	$473,146	$22,391,709	$1,245,025	$47,701,072	$505,521	$469,509	$1,053,006	$757,389	$158,487

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	505,521	469,509	1,053,006	757,389	158,487
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	709,282	473,146	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	45,988,188	—	—	—	—	—
class S2	—	—	22,391,709	1,245,025	1,712,884	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$709,282	$473,146	$22,391,709	$1,245,025	$47,701,072	$505,521	$469,509	$1,053,006	$757,389	$158,487

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	22,066	231,285	75,000	17,721	4,510
class 4	—	—	—	—	—	—	—	—	—	—
class ADV	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	12,924	10,224	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	518,879	—	—	—	—	—
class S2	—	—	946,395	59,146	20,627	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class VC	—	—	—	—	—	—	—	—	—	—
Total shares	12,924	10,224	946,395	59,146	539,506	22,066	231,285	75,000	17,721	4,510

Cost	$147,138	$194,678	$16,657,304	$919,963	$33,842,011	$423,238	$668,963	$751,519	$556,805	$137,431

Deferred contracts in the accumulation period:
Units owned by participants #	154,171	154,992	780,506	32,217	1,259,533	129,187	30,192	133,243	12,323	3,481
Minimum unit fair value #*	$4.045894	$2.757629	$23.256633	$33.883583	$32.423395	$2.987468	$14.416739	$5.097922	$54.519426	$36.925581
Maximum unit fair value #*	$4.609546	$32.738564	$41.050500	$41.386148	$42.212923	$32.550723	$16.459345	$68.169835	$65.835089	$54.759726
Contract liability	$709,282	$473,146	$22,289,502	$1,245,025	$47,224,659	$449,183	$468,026	$1,051,111	$757,389	$158,487

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	3,151	—	12,178	17,100	94	319	—	—
Minimum unit fair value #*	$—	$—	$27.836439	$—	$37.575716	$3.294570	$15.808847	$5.938324	$—	$—
Maximum unit fair value #*	$—	$—	$41.050500	$—	$41.760059	$3.294570	$15.808847	$5.938324	$—	$—
Contract liability	$—	$—	$102,207	$—	$476,413	$56,338	$1,483	$1,895	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2021

	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—
class 2	—	—	—
class 4	—	—	—
class ADV	—	—	—
class B	—	—	—
class I	—	—	—
class IA	—	—	—
class IB	—	—	—
class II	—	—	—
class III	—	—	—
class INIT	22,474,743	35,776,694	14,028,834
class S1	—	—	—
class S2	—	—	—
class SRV	—	—	—
class SRV2	—	—	—
class VC	—	—	—
Total investments	22,474,743	35,776,694	14,028,834
Due from Sponsor Company	—	—	—
Receivable for fund shares sold	28,474	24,551	2,806
Other assets	3	—	2
Total assets	22,503,220	35,801,245	14,031,642

Liabilities:
Due to Sponsor Company	28,474	24,551	2,806
Payable for fund shares purchased	—	—	—
Other liabilities	—	1	—
Total liabilities	28,474	24,552	2,806

Net assets:
For contract liabilities	$22,474,746	$35,776,693	$14,028,836

Contract Liabilities:
class 1	$—	$—	$—
class 2	—	—	—
class 4	—	—	—
class ADV	—	—	—
class B	—	—	—
class I	—	—	—
class IA	—	—	—
class IB	—	—	—
class II	—	—	—
class III	—	—	—
class INIT	22,474,746	35,776,693	14,028,836
class S1	—	—	—
class S2	—	—	—
class SRV	—	—	—
class SRV2	—	—	—
class VC	—	—	—
Total contract liabilities	$22,474,746	$35,776,693	$14,028,836

Shares:
class 1	—	—	—
class 2	—	—	—
class 4	—	—	—
class ADV	—	—	—
class B	—	—	—
class I	—	—	—
class IA	—	—	—
class IB	—	—	—
class II	—	—	—
class III	—	—	—
class INIT	695,167	1,297,668	733,342
class S1	—	—	—
class S2	—	—	—
class SRV	—	—	—
class SRV2	—	—	—
class VC	—	—	—
Total shares	695,167	1,297,668	733,342

Cost	$17,240,253	$26,030,431	$11,851,864

Deferred contracts in the accumulation period:
Units owned by participants #	918,465	1,298,294	927,879
Minimum unit fair value #*	$22.531808	$25.142142	$14.083391
Maximum unit fair value #*	$25.607394	$28.772410	$16.117376
Contract liability	$22,216,984	$35,073,637	$13,924,357

Contracts in payout (annuitization) period:
Units owned by participants #	10,367	25,448	6,767
Minimum unit fair value #*	$24.313001	$27.129714	$15.144487
Maximum unit fair value #*	$25.607394	$28.574085	$16.117376
Contract liability	$257,762	$703,056	$104,479

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly Invesco V.I. Mid Cap Core Equity Fund. Change effective April 30, 2021.
(2) Formerly American Funds Insurance Series® Global Growth and Income Fund. Change effective May 01, 2021.
(3) Formerly American Funds Insurance Series® Blue Chip Income and Growth Fund. Change effective May 01, 2021.
(4) Formerly American Funds Insurance Series® Bond Fund. Change effective May 01, 2021.
(5) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(6) Formerly Franklin Flex Cap Growth VIP Fund. Change effective May 01, 2021.
(7) Merged assets from Invesco V.I. Value Opportunities Fund. Change effective April 30, 2021.
(8) Formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund. Change effective April 30, 2021.
(9) Formerly Invesco Oppenheimer V.I. Capital Appreciation Fund. Change effective April 30, 2021.
(10) Formerly Invesco Oppenheimer V.I. Global Fund. Change effective April 30, 2021.
(11) Formerly Invesco Oppenheimer V.I. Main Street Fund®. Change effective April 30, 2021.
(12) Formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund®. Change effective April 30, 2021.
(13) Formerly Putnam VT Equity Income Fund. Change effective April 30, 2021.
(14) Formerly Prudential Series Jennison 20/20 Focus Portfolio. Change effective April 26, 2021.
(15) Formerly Prudential Series Value Portfolio. Change effective April 26, 2021.
(16) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(17) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(18) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(19) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.
(20) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Periods Ended December 31, 2021

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$66,874	$—	$25,785	$188,055	$49,658	$—	$294,382	$551,470	$3,619,334	$2,806

Expenses:
Administrative charges	—	—	—	—	—	—	(14,863)	(145,952)	(199,307)	—
Mortality and expense risk charges	(41,750)	(16,689)	(150,510)	(182,126)	(120,250)	(22,587)	(209,735)	(1,429,067)	(2,672,145)	(829)
Total expenses	(41,750)	(16,689)	(150,510)	(182,126)	(120,250)	(22,587)	(224,598)	(1,575,019)	(2,871,452)	(829)
Net investment income (loss)	25,124	(16,689)	(124,725)	5,929	(70,592)	(22,587)	69,784	(1,023,549)	747,882	1,977

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	577,802	137,097	77,117	420,110	562,875	50,872	2,264,457	2,392,856	(62,774)	176
Net realized gain distributions	—	258,358	224,141	—	—	133,074	992,280	1,918,914	—	—
Change in unrealized appreciation (depreciation) during the period	354,329	(30,993)	929,372	619,666	1,917,609	(74,150)	5,239,024	16,641,105	(7,047,534)	(840)
Net gain (loss) on investments	932,131	364,462	1,230,630	1,039,776	2,480,484	109,796	8,495,761	20,952,875	(7,110,308)	(664)
Net increase (decrease) in net assets resulting from operations	$957,255	$347,773	$1,105,905	$1,045,705	$2,409,892	$87,209	$8,565,545	$19,929,326	$(6,362,426)	$1,313

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Invesco V.I. International Growth Fund	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund®	American Funds Insurance Series® Capital World Growth and Income Fund®
	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)

Investment income:
Dividends	$1,032,371	$380,241	$80,498	$202,353	$2,598	$8,281	$5,969	$3,553	$901,994	$2,456,960

Expenses:
Administrative charges	(79,956)	(111,646)	(6,168)	—	—	—	—	—	—	—
Mortality and expense risk charges	(1,270,627)	(1,478,690)	(1,034,767)	(105,088)	(2,755)	(2,049,483)	(7,406)	(7,166)	(954,713)	(2,613,468)
Total expenses	(1,350,583)	(1,590,336)	(1,040,935)	(105,088)	(2,755)	(2,049,483)	(7,406)	(7,166)	(954,713)	(2,613,468)
Net investment income (loss)	(318,212)	(1,210,095)	(960,437)	97,265	(157)	(2,041,202)	(1,437)	(3,613)	(52,719)	(156,508)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,017,176	370,141	4,014,629	(15,088)	1,097	—	108,472	25,485	442,490	6,908,561
Net realized gain distributions	5,830,106	—	3,165,937	217,717	522	—	—	—	1,394,286	3,561,002
Change in unrealized appreciation (depreciation) during the period	(5,885,986)	17,285,224	3,678,511	209,354	17,729	—	68,503	72,146	(5,584,569)	9,007,806
Net gain (loss) on investments	3,961,296	17,655,365	10,859,077	411,983	19,348	—	176,975	97,631	(3,747,793)	19,477,369
Net increase (decrease) in net assets resulting from operations	$3,643,084	$16,445,270	$9,898,640	$509,248	$19,191	$(2,041,202)	$175,538	$94,018	$(3,800,512)	$19,320,861

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	American Funds Insurance Series® Asset Allocation Fund	American Funds Insurance Series® Washington Mutual Investors FundSM	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund®	American Funds Insurance Series® Global Small Capitalization Fund	Allspring VT Omega Growth Fund
	Sub-Account	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)

Investment income:
Dividends	$8,697,383	$5,098,858	$7,729,044	$812,612	$3,458,245	$13,936,250	$7,422,307	$829,094	$—	$—

Expenses:
Administrative charges	(818,600)	(460,697)	(790,510)	(360,255)	(2,356,797)	(1,807,352)	(373,351)	(137,016)	(195,762)	—
Mortality and expense risk charges	(9,403,154)	(5,867,595)	(8,285,002)	(3,961,771)	(28,493,937)	(20,139,001)	(4,940,368)	(1,693,560)	(2,327,517)	(22,914)
Total expenses	(10,221,754)	(6,328,292)	(9,075,512)	(4,322,026)	(30,850,734)	(21,946,353)	(5,313,719)	(1,830,576)	(2,523,279)	(22,914)
Net investment income (loss)	(1,524,371)	(1,229,434)	(1,346,468)	(3,509,414)	(27,392,489)	(8,010,103)	2,108,588	(1,001,482)	(2,523,279)	(22,914)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	24,236,131	17,436,474	2,816,754	17,665,712	136,475,896	66,696,169	12,381,606	6,502,180	9,658,541	84,718
Net realized gain distributions	19,136,938	—	23,394,588	12,165,810	223,235,765	12,601,202	—	3,381,953	3,370,689	116,303
Change in unrealized appreciation (depreciation) during the period	28,579,911	65,492,629	(35,937,131)	7,094,734	(17,041,976)	182,041,849	(23,391,495)	(5,497,881)	(2,827,690)	(48,450)
Net gain (loss) on investments	71,952,980	82,929,103	(9,725,789)	36,926,256	342,669,685	261,339,220	(11,009,889)	4,386,252	10,201,540	152,571
Net increase (decrease) in net assets resulting from operations	$70,428,609	$81,699,669	$(11,072,257)	$33,416,842	$315,277,196	$253,329,117	$(8,901,301)	$3,384,770	$7,678,261	$129,657

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$15,733	$119,152	$30,492	$2,814	$16,989	$3,010,608	$19,352,483	$—	$27,365

Expenses:
Administrative charges	—	—	—	—	—	—	(469,093)	(532,306)	(87,984)	(4,874)
Mortality and expense risk charges	(197,302)	(818,807)	(536,525)	(41,139)	(40,906)	(5,737)	(5,680,084)	(6,923,924)	(1,109,688)	(42,801)
Total expenses	(197,302)	(818,807)	(536,525)	(41,139)	(40,906)	(5,737)	(6,149,177)	(7,456,230)	(1,197,672)	(47,675)
Net investment income (loss)	(197,302)	(803,074)	(417,373)	(10,647)	(38,092)	11,252	(3,138,569)	11,896,253	(1,197,672)	(20,310)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	596,444	4,856,158	3,056,768	178,760	85,701	14,657	18,661,369	6,549,933	4,485,721	(1,287)
Net realized gain distributions	2,441,964	6,850,342	5,398,100	209,957	218,511	11,197	11,346,704	—	7,737,447	70,405
Change in unrealized appreciation (depreciation) during the period	(658,433)	1,739,245	(645,345)	125,014	194,400	(12,840)	49,453,448	39,092,723	(3,381,274)	620,359
Net gain (loss) on investments	2,379,975	13,445,745	7,809,523	513,731	498,612	13,014	79,461,521	45,642,656	8,841,894	689,477
Net increase (decrease) in net assets resulting from operations	$2,182,673	$12,642,671	$7,392,150	$503,084	$460,520	$24,266	$76,322,952	$57,538,909	$7,644,222	$669,167

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin DynaTech VIP Fund	Templeton Global Bond VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account

Investment income:
Dividends	$—	$474,311	$6,571,436	$9,768,466	$386,810	$2,480,810	$1,258,116	$3,635,306	$—	$—

Expenses:
Administrative charges	(213,211)	—	(216,433)	(470,732)	(49,104)	(185,158)	(159,434)	(169,882)	(50,909)	—
Mortality and expense risk charges	(2,567,949)	(824,923)	(3,187,865)	(5,488,815)	(653,741)	(2,253,578)	(1,842,135)	(2,241,839)	(606,865)	(418,303)
Total expenses	(2,781,160)	(824,923)	(3,404,298)	(5,959,547)	(702,845)	(2,438,736)	(2,001,569)	(2,411,721)	(657,774)	(418,303)
Net investment income (loss)	(2,781,160)	(350,612)	3,167,138	3,808,919	(316,035)	42,074	(743,453)	1,223,585	(657,774)	(418,303)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,356,187	1,210,324	(2,099,969)	6,843,754	1,803,987	1,558,954	3,248	512,035	2,698,027	(959,838)
Net realized gain distributions	17,644,297	1,284,795	—	—	739,884	—	—	—	2,139,461	—
Change in unrealized appreciation (depreciation) during the period	(9,291,423)	7,110,699	(172,570)	44,870,496	(4,683,386)	2,210,881	4,561,690	20,548,815	(8,103)	(552,546)
Net gain (loss) on investments	14,709,061	9,605,818	(2,272,539)	51,714,250	(2,139,515)	3,769,835	4,564,938	21,060,850	4,829,385	(1,512,384)
Net increase (decrease) in net assets resulting from operations	$11,927,901	$9,255,206	$894,599	$55,523,169	$(2,455,550)	$3,811,909	$3,821,485	$22,284,435	$4,171,611	$(1,930,687)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$164,244	$8,479,561	$1,304,140	$2,951,908	$814,234	$242,967	$—	$863,128	$—	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	(138,331)	—	—
Mortality and expense risk charges	(270,352)	(4,894,042)	(4,136,890)	(3,327,247)	(2,263,360)	(368,146)	(108,250)	(2,036,734)	(124,217)	(120,586)
Total expenses	(270,352)	(4,894,042)	(4,136,890)	(3,327,247)	(2,263,360)	(368,146)	(108,250)	(2,175,065)	(124,217)	(120,586)
Net investment income (loss)	(106,108)	3,585,519	(2,832,750)	(375,339)	(1,449,126)	(125,179)	(108,250)	(1,311,937)	(124,217)	(120,586)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	765,314	1,523,569	12,784,861	12,062,897	8,595,247	1,456,238	188,584	(112,050)	542,899	430,747
Net realized gain distributions	869,249	8,672,138	25,015,713	11,591,515	6,138,350	—	1,064,249	—	913,407	570,307
Change in unrealized appreciation (depreciation) during the period	1,120,395	(21,860,647)	1,309,117	40,566,893	19,168,346	235,151	(643,824)	(972,578)	(1,311,499)	(706,920)
Net gain (loss) on investments	2,754,958	(11,664,940)	39,109,691	64,221,305	33,901,943	1,691,389	609,009	(1,084,628)	144,807	294,134
Net increase (decrease) in net assets resulting from operations	$2,648,850	$(8,079,421)	$36,276,941	$63,845,966	$32,452,817	$1,566,210	$500,759	$(2,396,565)	$20,590	$173,548

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Hartford Stock HLS Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series	MFS® New Discovery Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$34,241	$62,805	$90,322	$738,091	$46,225	$—	$94,380	$683,292	$—	$—

Expenses:
Administrative charges	—	—	—	—	—	(201,634)	(22,749)	(165,830)	(87,960)	(126,952)
Mortality and expense risk charges	(40,333)	(76,185)	(190,582)	(381,816)	(66,384)	(2,140,286)	(248,386)	(1,949,333)	(1,061,499)	(1,547,600)
Total expenses	(40,333)	(76,185)	(190,582)	(381,816)	(66,384)	(2,341,920)	(271,135)	(2,115,163)	(1,149,459)	(1,674,552)
Net investment income (loss)	(6,092)	(13,380)	(100,260)	356,275	(20,159)	(2,341,920)	(176,755)	(1,431,871)	(1,149,459)	(1,674,552)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	102,568	266,371	573,027	368,600	239,931	14,287,401	976,820	9,325,366	3,218,417	6,261,370
Net realized gain distributions	101,040	324,434	1,265,596	390,487	474,034	19,051,298	915,188	3,451,883	11,659,593	13,673,645
Change in unrealized appreciation (depreciation) during the period	387,842	1,293,816	992,678	(664,413)	400,381	(3,356,504)	380,535	13,061,592	(7,079,343)	(18,015,322)
Net gain (loss) on investments	591,450	1,884,621	2,831,301	94,674	1,114,346	29,982,195	2,272,543	25,838,841	7,798,667	1,919,693
Net increase (decrease) in net assets resulting from operations	$585,358	$1,871,241	$2,731,041	$450,949	$1,094,187	$27,640,275	$2,095,788	$24,406,970	$6,649,208	$245,141

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$5,751,556	$2,396,759	$10,793,534	$100,346	$2,899,619	$1,145,936	$25,118	$235,265	$—	$73,870

Expenses:
Administrative charges	(439,117)	(162,030)	(552,515)	(32,137)	—	—	—	—	(1,948)	—
Mortality and expense risk charges	(5,549,527)	(2,883,857)	(5,647,720)	(273,294)	(1,086,523)	(1,643,925)	(31,565)	(247,704)	(22,930)	(53,717)
Total expenses	(5,988,644)	(3,045,887)	(6,200,235)	(305,431)	(1,086,523)	(1,643,925)	(31,565)	(247,704)	(24,878)	(53,717)
Net investment income (loss)	(237,088)	(649,128)	4,593,299	(205,085)	1,813,096	(497,989)	(6,447)	(12,439)	(24,878)	20,153

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	10,402,856	12,207,033	2,603,251	1,113,647	(257,249)	(846,158)	28,586	1,686,809	57,526	361,009
Net realized gain on distributions	15,482,578	4,252,959	29,914	1,051,217	—	—	497,668	1,670,596	205,607	680,662
Change in unrealized appreciation (depreciation) during the period	11,189,178	24,761,134	(16,885,563)	1,814,178	(618,522)	646,538	(362,113)	2,419,460	(50,850)	(31,300)
Net gain (loss) on investments	37,074,612	41,221,126	(14,252,398)	3,979,042	(875,771)	(199,620)	164,141	5,776,865	212,283	1,010,371
Net increase (decrease) in net assets resulting from operations	$36,837,524	$40,571,998	$(9,659,099)	$3,773,957	$937,325	$(697,609)	$157,694	$5,764,426	$187,405	$1,030,524

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account	Sub-Account (9)	Sub-Account (10)	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)

Investment income:
Dividends	$9,026	$—	$—	$171,769	$—	$—	$—	$—	$21,628	$20,797

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(5,437)	(56,500)	(225,446)	(593,147)	(47,301)	(219,651)	(37,813)	(151,350)	(72,956)	(194,507)
Total expenses	(5,437)	(56,500)	(225,446)	(593,147)	(47,301)	(219,651)	(37,813)	(151,350)	(72,956)	(194,507)
Net investment income (loss)	3,589	(56,500)	(225,446)	(421,378)	(47,301)	(219,651)	(37,813)	(151,350)	(51,328)	(173,710)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(366)	210,080	1,914,249	387,426	368,806	968,566	78,528	562,640	128,939	1,276,356
Net realized gain distributions	22,551	858,223	5,626,497	—	941,562	1,374,232	122,754	436,079	245,880	727,181
Change in unrealized appreciation (depreciation) during the period	(33,064)	(1,042,841)	(8,967,050)	3,077,797	(312,803)	(465,625)	251,082	246,544	640,779	406,192
Net gain (loss) on investments	(10,879)	25,462	(1,426,304)	3,465,223	997,565	1,877,173	452,364	1,245,263	1,015,598	2,409,729
Net increase (decrease) in net assets resulting from operations	$(7,290)	$(31,038)	$(1,651,750)	$3,043,845	$950,264	$1,657,522	$414,551	$1,093,913	$964,270	$2,236,019

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund	Putnam VT Small Cap Value Fund	Putnam VT Large Cap Value Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (14)	Sub-Account	Sub-Account

Investment income:
Dividends	$172,652	$15,154	$—	$10,334	$12,657	$1,778	$14,050	$14,807	$74,382	$2,762

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(432,450)	(38,650)	(53,032)	(9,361)	(19,111)	(2,954)	(26,887)	(10,415)	(6,735)	(39,929)
Total expenses	(432,450)	(38,650)	(53,032)	(9,361)	(19,111)	(2,954)	(26,887)	(10,415)	(6,735)	(39,929)
Net investment income (loss)	(259,798)	(23,496)	(53,032)	973	(6,454)	(1,176)	(12,837)	4,392	67,647	(37,167)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(473,545)	21,790	714,562	7,142	27,647	12,482	48,024	75,852	2,145	48,853
Net realized gain distributions	—	55,935	563,774	6,510	39,033	23,521	—	46,099	—	413,044
Change in unrealized appreciation (depreciation) during the period	(1,601,692)	202,647	(84,483)	46,389	11,581	34,921	294,193	145,326	22,593	285,193
Net gain (loss) on investments	(2,075,237)	280,372	1,193,853	60,041	78,261	70,924	342,217	267,277	24,738	747,090
Net increase (decrease) in net assets resulting from operations	$(2,335,035)	$256,876	$1,140,821	$61,014	$71,807	$69,748	$329,380	$271,669	$92,385	$709,923

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2021

	PIMCO VIT Global Managed Asset Allocation Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund
	Sub-Account	Sub-Account (15)	Sub-Account (16)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (17)	Sub-Account (18)	Sub-Account (19)	Sub-Account (20)

Investment income:
Dividends	$8,935	$—	$—	$293,704	$19,623	$—	$2,845	$5,259	$—	$—

Expenses:
Administrative charges	—	(1,013)	—	(5,032)	(2,307)	—	—	—	—	—
Mortality and expense risk charges	(5,294)	(10,541)	(7,771)	(262,492)	(18,765)	(971,937)	(8,469)	(9,178)	(23,040)	(18,510)
Total expenses	(5,294)	(11,554)	(7,771)	(267,524)	(21,072)	(971,937)	(8,469)	(9,178)	(23,040)	(18,510)
Net investment income (loss)	3,641	(11,554)	(7,771)	26,180	(1,449)	(971,937)	(5,624)	(3,919)	(23,040)	(18,510)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,521	9,599	5,552	1,217,200	27,400	4,580,844	16,991	(32,277)	102,702	94,313
Net realized gain distributions	42,320	—	—	—	—	5,641,979	45,560	—	122,255	62,927
Change in unrealized appreciation (depreciation) during the period	(10,864)	90,728	97,238	4,138,387	285,957	(4,505,136)	7,395	61,446	(137,027)	(201,268)
Net gain (loss) on investments	35,977	100,327	102,790	5,355,587	313,357	5,717,687	69,946	29,169	87,930	(44,028)
Net increase (decrease) in net assets resulting from operations	$39,618	$88,773	$95,019	$5,381,767	$311,908	$4,745,750	$64,322	$25,250	$64,890	$(62,538)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account (21)	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$64	$91,599	$83,064	$108,816

Expenses:
Administrative charges	—	—	—	—
Mortality and expense risk charges	(2,642)	(372,287)	(599,024)	(245,757)
Total expenses	(2,642)	(372,287)	(599,024)	(245,757)
Net investment income (loss)	(2,578)	(280,688)	(515,960)	(136,941)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	6,483	775,113	1,632,548	368,805
Net realized gain distributions	7,734	1,569,345	4,423,775	633,565
Change in unrealized appreciation (depreciation) during the period	7,404	2,308,148	1,759,456	306,252
Net gain (loss) on investments	21,621	4,652,606	7,815,779	1,308,622
Net increase (decrease) in net assets resulting from operations	$19,043	$4,371,918	$7,299,819	$1,171,681

The accompanying notes are an integral part of these financial statements.

(1) Merged into Invesco V.I. American Value Fund. Change effective April 30, 2021.
(2) Formerly Invesco V.I. Mid Cap Core Equity Fund. Change effective April 30, 2021.
(3) Formerly American Funds Insurance Series® Global Growth and Income Fund. Change effective May 01, 2021.
(4) Formerly American Funds Insurance Series® Blue Chip Income and Growth Fund. Change effective May 01, 2021.
(5) Formerly American Funds Insurance Series® Bond Fund. Change effective May 01, 2021.
(6) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(7) Formerly Franklin Flex Cap Growth VIP Fund. Change effective May 01, 2021.
(8) Merged assets from Invesco V.I. Value Opportunities Fund. Change effective April 30, 2021.
(9) Formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund. Change effective April 30, 2021.
(10) Formerly Invesco Oppenheimer V.I. Capital Appreciation Fund. Change effective April 30, 2021.
(11) Formerly Invesco Oppenheimer V.I. Global Fund. Change effective April 30, 2021.
(12) Formerly Invesco Oppenheimer V.I. Main Street Fund®. Change effective April 30, 2021.
(13) Formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund®. Change effective April 30, 2021.
(14) Formerly Putnam VT Equity Income Fund. Change effective April 30, 2021.
(15) Formerly Prudential Series Jennison 20/20 Focus Portfolio. Change effective April 26, 2021.
(16) Formerly Prudential Series Value Portfolio. Change effective April 26, 2021.
(17) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(18) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(19) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(20) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.
(21) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2021

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$25,124	$(16,689)	$(124,725)	$5,929	$(70,592)	$(22,587)	$69,784	$(1,023,549)	$747,882	$1,977
Net realized gain (loss) on security transactions	577,802	137,097	77,117	420,110	562,875	50,872	2,264,457	2,392,856	(62,774)	176
Net realized gain distributions	—	258,358	224,141	—	—	133,074	992,280	1,918,914	—	—
Change in unrealized appreciation (depreciation) during the period	354,329	(30,993)	929,372	619,666	1,917,609	(74,150)	5,239,024	16,641,105	(7,047,534)	(840)
Net increase (decrease) in net assets resulting from operations	957,255	347,773	1,105,905	1,045,705	2,409,892	87,209	8,565,545	19,929,326	(6,362,426)	1,313

Unit transactions:
Purchases	131	1,294	897	56,006	27,480	13,618	39,579	301,088	857,336	—
Net transfers	(543,786)	(182,336)	146,779	(886,263)	232,454	(6,377)	2,706,139	(5,706,306)	13,195,713	31,101
Net interfund transfers due to corporate actions	—	—	—	—	—	—	(40,393,686)	—	—	—
Surrenders for benefit payments and fees	(747,235)	(93,230)	(932,452)	(1,100,644)	(834,644)	(89,891)	(1,476,922)	(8,169,664)	(14,448,911)	(12,807)
Other transactions	(26)	(1)	(113)	629	3	1	419	3,743	9,092	—
Death benefits	(248,623)	(33,452)	(193,172)	(356,444)	(579,637)	(17,342)	(580,541)	(2,097,562)	(4,432,631)	—
Net annuity transactions	3,240	—	(23,157)	(17,385)	5,988	20,555	(368,417)	(115,896)	(197,747)	—
Net increase (decrease) in net assets resulting from unit transactions	(1,536,299)	(307,725)	(1,001,218)	(2,304,101)	(1,148,356)	(79,436)	(40,073,429)	(15,784,597)	(5,017,148)	18,294
Net increase (decrease) in net assets	(579,044)	40,048	104,687	(1,258,396)	1,261,536	7,773	(31,507,884)	4,144,729	(11,379,574)	19,607

Net assets:
Beginning of period	4,609,972	1,469,284	9,813,189	12,268,539	7,689,089	1,372,050	31,507,884	84,067,239	156,247,571	48,298
End of period	$4,030,928	$1,509,332	$9,917,876	$11,010,143	$8,950,625	$1,379,823	$—	$88,211,968	$144,867,997	$67,905

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Invesco V.I. International Growth Fund	Invesco V.I. Main Street Mid Cap Fund®	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund®	American Funds Insurance Series® Capital World Growth and Income Fund®
	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)

Operations:
Net investment income (loss)	$(318,212)	$(1,210,095)	$(960,437)	$97,265	$(157)	$(2,041,202)	$(1,437)	$(3,613)	$(52,719)	$(156,508)
Net realized gain (loss) on security transactions	4,017,176	370,141	4,014,629	(15,088)	1,097	—	108,472	25,485	442,490	6,908,561
Net realized gain distributions	5,830,106	—	3,165,937	217,717	522	—	—	—	1,394,286	3,561,002
Change in unrealized appreciation (depreciation) during the period	(5,885,986)	17,285,224	3,678,511	209,354	17,729	—	68,503	72,146	(5,584,569)	9,007,806
Net increase (decrease) in net assets resulting from operations	3,643,084	16,445,270	9,898,640	509,248	19,191	(2,041,202)	175,538	94,018	(3,800,512)	19,320,861

Unit transactions:
Purchases	199,806	280,253	184,668	26,634	—	1,425,808	3,163	105	206,005	904,877
Net transfers	2,441,536	(2,898,036)	(1,829,380)	378,203	(661)	22,697,160	(27,579)	(12,448)	3,721,953	77,821
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(8,786,350)	(7,559,038)	(6,020,263)	(759,117)	(171)	(35,847,269)	(23,084)	(9,992)	(5,331,801)	(13,533,558)
Other transactions	1,002	1,682	760	(78)	(1)	7,617	2	—	312	7,127
Death benefits	(1,887,646)	(2,093,133)	(1,207,238)	(90,198)	—	(12,398,148)	(416,019)	—	(2,076,941)	(4,156,516)
Net annuity transactions	16,610	(130,912)	34,962	(14,561)	—	1,189,451	—	—	99,173	(262,606)
Net increase (decrease) in net assets resulting from unit transactions	(8,015,042)	(12,399,184)	(8,836,491)	(459,117)	(833)	(22,925,381)	(463,517)	(22,335)	(3,381,299)	(16,962,855)
Net increase (decrease) in net assets	(4,371,958)	4,046,086	1,062,149	50,131	18,358	(24,966,583)	(287,979)	71,683	(7,181,811)	2,358,006

Net assets:
Beginning of period	88,569,542	83,283,176	57,826,992	6,714,837	119,258	132,351,183	888,996	344,123	59,149,236	157,099,332
End of period	$84,197,584	$87,329,262	$58,889,141	$6,764,968	$137,616	$107,384,600	$601,017	$415,806	$51,967,425	$159,457,338

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	American Funds Insurance Series® Asset Allocation Fund	American Funds Insurance Series® Washington Mutual Investors FundSM	American Funds Insurance Series® The Bond Fund of America®	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund®	American Funds Insurance Series® Global Small Capitalization Fund	Allspring VT Omega Growth Fund
	Sub-Account	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (6)

Operations:
Net investment income (loss)	$(1,524,371)	$(1,229,434)	$(1,346,468)	$(3,509,414)	$(27,392,489)	$(8,010,103)	$2,108,588	$(1,001,482)	$(2,523,279)	$(22,914)
Net realized gain (loss) on security transactions	24,236,131	17,436,474	2,816,754	17,665,712	136,475,896	66,696,169	12,381,606	6,502,180	9,658,541	84,718
Net realized gain distributions	19,136,938	—	23,394,588	12,165,810	223,235,765	12,601,202	—	3,381,953	3,370,689	116,303
Change in unrealized appreciation (depreciation) during the period	28,579,911	65,492,629	(35,937,131)	7,094,734	(17,041,976)	182,041,849	(23,391,495)	(5,497,881)	(2,827,690)	(48,450)
Net increase (decrease) in net assets resulting from operations	70,428,609	81,699,669	(11,072,257)	33,416,842	315,277,196	253,329,117	(8,901,301)	3,384,770	7,678,261	129,657

Unit transactions:
Purchases	3,457,610	2,195,857	2,381,979	1,601,749	7,918,967	5,987,562	1,177,764	323,612	497,897	560
Net transfers	15,191,502	(56,604)	53,120,199	(2,962,472)	(70,009,873)	(29,893,841)	2,100,520	(323,412)	(1,346,211)	(187,969)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(43,345,758)	(31,347,518)	(54,030,907)	(19,052,651)	(147,240,737)	(106,228,687)	(29,013,803)	(8,459,221)	(12,618,200)	(39,143)
Other transactions	15,271	3,024	6,284	25,265	279,097	74,709	5,994	1,860	(1,934)	1
Death benefits	(18,677,804)	(10,647,391)	(18,939,663)	(6,144,793)	(44,147,129)	(37,315,382)	(8,610,850)	(2,907,375)	(3,840,113)	(2,149)
Net annuity transactions	(1,209,787)	(1,084,275)	115,483	(587,176)	(2,865,978)	(3,111,589)	(157,195)	(128,004)	(284,895)	(867)
Net increase (decrease) in net assets resulting from unit transactions	(44,568,966)	(40,936,907)	(17,346,625)	(27,120,078)	(256,065,653)	(170,487,228)	(34,497,570)	(11,492,540)	(17,593,456)	(229,567)
Net increase (decrease) in net assets	25,859,643	40,762,762	(28,418,882)	6,296,764	59,211,543	82,841,889	(43,398,871)	(8,107,770)	(9,915,195)	(99,910)

Net assets:
Beginning of period	555,981,970	336,670,338	584,861,828	240,606,671	1,708,113,864	1,225,140,084	341,719,054	104,708,014	148,707,367	1,127,457
End of period	$581,841,613	$377,433,100	$556,442,946	$246,903,435	$1,767,325,407	$1,307,981,973	$298,320,183	$96,600,244	$138,792,172	$1,027,547

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(197,302)	$(803,074)	$(417,373)	$(10,647)	$(38,092)	$11,252	$(3,138,569)	$11,896,253	$(1,197,672)	$(20,310)
Net realized gain (loss) on security transactions	596,444	4,856,158	3,056,768	178,760	85,701	14,657	18,661,369	6,549,933	4,485,721	(1,287)
Net realized gain distributions	2,441,964	6,850,342	5,398,100	209,957	218,511	11,197	11,346,704	—	7,737,447	70,405
Change in unrealized appreciation (depreciation) during the period	(658,433)	1,739,245	(645,345)	125,014	194,400	(12,840)	49,453,448	39,092,723	(3,381,274)	620,359
Net increase (decrease) in net assets resulting from operations	2,182,673	12,642,671	7,392,150	503,084	460,520	24,266	76,322,952	57,538,909	7,644,222	669,167

Unit transactions:
Purchases	35,341	233,691	151,100	1,047	1,908	131	1,300,075	2,490,455	264,528	1,650
Net transfers	248,943	(2,499,391)	(2,990,484)	986,162	24,040	169,762	(12,911,021)	(1,495,676)	(3,203,051)	(259,688)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(655,796)	(6,277,132)	(3,851,681)	(190,922)	(94,173)	(318,283)	(30,877,142)	(46,057,047)	(5,048,327)	(423,816)
Other transactions	220	(204)	815	1	5	1	5,777	46,813	3,171	5
Death benefits	(357,950)	(836,353)	(1,094,650)	(5,083)	(24,240)	—	(8,664,427)	(13,293,709)	(1,531,056)	(101,991)
Net annuity transactions	—	33,604	(7,068)	7,852	—	(7,060)	(591,830)	(154,405)	(148,856)	(6,837)
Net increase (decrease) in net assets resulting from unit transactions	(729,242)	(9,345,785)	(7,791,968)	799,057	(92,460)	(155,449)	(51,738,568)	(58,463,569)	(9,663,591)	(790,677)
Net increase (decrease) in net assets	1,453,431	3,296,886	(399,818)	1,302,141	368,060	(131,183)	24,584,384	(924,660)	(2,019,369)	(121,510)

Net assets:
Beginning of period	10,415,540	53,215,335	34,907,728	1,377,854	2,064,700	833,489	335,263,191	416,687,217	63,707,734	3,130,683
End of period	$11,868,971	$56,512,221	$34,507,910	$2,679,995	$2,432,760	$702,306	$359,847,575	$415,762,557	$61,688,365	$3,009,173

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Franklin Small-Mid Cap Growth VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Strategic Income VIP Fund	Franklin Mutual Shares VIP Fund	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin DynaTech VIP Fund	Templeton Global Bond VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (7)	Sub-Account

Operations:
Net investment income (loss)	$(2,781,160)	$(350,612)	$3,167,138	$3,808,919	$(316,035)	$42,074	$(743,453)	$1,223,585	$(657,774)	$(418,303)
Net realized gain (loss) on security transactions	6,356,187	1,210,324	(2,099,969)	6,843,754	1,803,987	1,558,954	3,248	512,035	2,698,027	(959,838)
Net realized gain distributions	17,644,297	1,284,795	—	—	739,884	—	—	—	2,139,461	—
Change in unrealized appreciation (depreciation) during the period	(9,291,423)	7,110,699	(172,570)	44,870,496	(4,683,386)	2,210,881	4,561,690	20,548,815	(8,103)	(552,546)
Net increase (decrease) in net assets resulting from operations	11,927,901	9,255,206	894,599	55,523,169	(2,455,550)	3,811,909	3,821,485	22,284,435	4,171,611	(1,930,687)

Unit transactions:
Purchases	467,553	137,886	1,045,452	1,351,177	212,304	492,586	655,805	788,789	43,119	149,623
Net transfers	(6,047,258)	(282,730)	15,450,429	(16,955,061)	527,367	294,103	612,167	(6,563,288)	298,286	3,960,266
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(13,410,727)	(4,680,951)	(18,835,038)	(32,590,947)	(3,116,707)	(12,843,425)	(11,120,976)	(13,140,030)	(2,613,932)	(3,347,062)
Other transactions	2,956	1,805	7,811	6,249	165	5,489	1,213	9,199	(176)	486
Death benefits	(3,092,132)	(1,778,383)	(5,965,290)	(9,724,124)	(963,780)	(3,428,135)	(3,750,753)	(3,804,386)	(633,931)	(857,967)
Net annuity transactions	(94,353)	(12,224)	57,506	(274,173)	(30,139)	(64,729)	(164,875)	31,954	20,000	35,015
Net increase (decrease) in net assets resulting from unit transactions	(22,173,961)	(6,614,597)	(8,239,130)	(58,186,879)	(3,370,790)	(15,544,111)	(13,767,419)	(22,677,762)	(2,886,634)	(59,639)
Net increase (decrease) in net assets	(10,246,060)	2,640,609	(7,344,531)	(2,663,710)	(5,826,340)	(11,732,202)	(9,945,934)	(393,327)	1,284,977	(1,990,326)

Net assets:
Beginning of period	152,574,617	42,493,966	195,538,996	339,985,377	38,175,667	144,275,159	119,117,131	137,702,973	33,881,906	29,449,163
End of period	$142,328,557	$45,134,575	$188,194,465	$337,321,667	$32,349,327	$132,542,957	$109,171,197	$137,309,646	$35,166,883	$27,458,837

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(106,108)	$3,585,519	$(2,832,750)	$(375,339)	$(1,449,126)	$(125,179)	$(108,250)	$(1,311,937)	$(124,217)	$(120,586)
Net realized gain (loss) on security transactions	765,314	1,523,569	12,784,861	12,062,897	8,595,247	1,456,238	188,584	(112,050)	542,899	430,747
Net realized gain distributions	869,249	8,672,138	25,015,713	11,591,515	6,138,350	—	1,064,249	—	913,407	570,307
Change in unrealized appreciation (depreciation) during the period	1,120,395	(21,860,647)	1,309,117	40,566,893	19,168,346	235,151	(643,824)	(972,578)	(1,311,499)	(706,920)
Net increase (decrease) in net assets resulting from operations	2,648,850	(8,079,421)	36,276,941	63,845,966	32,452,817	1,566,210	500,759	(2,396,565)	20,590	173,548

Unit transactions:
Purchases	906,254	1,278,892	1,202,221	833,880	455,371	138,392	33,384	396,235	57,823	37,995
Net transfers	1,428,402	44,684,061	(8,797,739)	(24,890,858)	(13,375,260)	297,861	582,271	7,514,971	129,558	299,924
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,589,075)	(38,219,735)	(29,921,904)	(24,610,474)	(16,633,653)	(2,690,223)	(322,786)	(15,583,777)	(726,768)	(813,036)
Other transactions	10,702	1,975	1,338	(3,595)	2,676	2,532	16	326	523	112
Death benefits	(547,542)	(10,131,776)	(7,600,343)	(5,790,487)	(3,811,887)	(464,688)	(47,683)	(5,358,323)	(262,343)	(35,972)
Net annuity transactions	124,115	265,262	113,040	188,113	22,959	(4,254)	(4,698)	12,522	3,936	(4,958)
Net increase (decrease) in net assets resulting from unit transactions	(667,144)	(2,121,321)	(45,003,387)	(54,273,421)	(33,339,794)	(2,720,380)	240,504	(13,018,046)	(797,271)	(515,935)
Net increase (decrease) in net assets	1,981,706	(10,200,742)	(8,726,446)	9,572,545	(886,977)	(1,154,170)	741,263	(15,414,611)	(776,681)	(342,387)

Net assets:
Beginning of period	15,342,572	346,178,605	295,109,924	236,980,571	152,409,114	25,943,090	6,182,088	133,152,337	8,299,316	7,246,406
End of period	$17,324,278	$335,977,863	$286,383,478	$246,553,116	$151,522,137	$24,788,920	$6,923,351	$117,737,726	$7,522,635	$6,904,019

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Hartford Stock HLS Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series	MFS® New Discovery Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(6,092)	$(13,380)	$(100,260)	$356,275	$(20,159)	$(2,341,920)	$(176,755)	$(1,431,871)	$(1,149,459)	$(1,674,552)
Net realized gain (loss) on security transactions	102,568	266,371	573,027	368,600	239,931	14,287,401	976,820	9,325,366	3,218,417	6,261,370
Net realized gain distributions	101,040	324,434	1,265,596	390,487	474,034	19,051,298	915,188	3,451,883	11,659,593	13,673,645
Change in unrealized appreciation (depreciation) during the period	387,842	1,293,816	992,678	(664,413)	400,381	(3,356,504)	380,535	13,061,592	(7,079,343)	(18,015,322)
Net increase (decrease) in net assets resulting from operations	585,358	1,871,241	2,731,041	450,949	1,094,187	27,640,275	2,095,788	24,406,970	6,649,208	245,141

Unit transactions:
Purchases	61,203	6,213	13,203	150,199	279	419,333	33,704	696,190	247,060	353,059
Net transfers	(133,238)	(1,095,329)	446,741	2,252,397	(237,281)	(9,160,249)	(189,720)	(5,482,347)	(2,420,965)	(2,682,793)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(122,643)	(755,498)	(1,407,229)	(3,044,891)	(340,167)	(13,112,498)	(1,554,782)	(9,519,768)	(4,675,826)	(7,231,075)
Other transactions	5	25	(780)	674	(4)	1,805	(36)	5,767	(1,096)	630
Death benefits	(17,014)	(76,599)	(416,498)	(944,327)	(130,959)	(2,868,375)	(318,324)	(2,848,153)	(1,424,937)	(2,074,196)
Net annuity transactions	—	—	28,088	68,710	(15,942)	(113,775)	(12,725)	(74,611)	(93,425)	(164,562)
Net increase (decrease) in net assets resulting from unit transactions	(211,687)	(1,921,188)	(1,336,475)	(1,517,238)	(724,074)	(24,833,759)	(2,041,883)	(17,222,922)	(8,369,189)	(11,798,937)
Net increase (decrease) in net assets	373,671	(49,947)	1,394,566	(1,066,289)	370,113	2,806,516	53,905	7,184,048	(1,719,981)	(11,553,796)

Net assets:
Beginning of period	2,658,770	8,007,610	12,212,643	25,427,299	4,345,495	136,880,944	14,819,542	106,269,699	62,012,330	92,010,570
End of period	$3,032,441	$7,957,663	$13,607,209	$24,361,010	$4,715,608	$139,687,460	$14,873,447	$113,453,747	$60,292,349	$80,456,774

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(237,088)	$(649,128)	$4,593,299	$(205,085)	$1,813,096	$(497,989)	$(6,447)	$(12,439)	$(24,878)	$20,153
Net realized gain (loss) on security transactions	10,402,856	12,207,033	2,603,251	1,113,647	(257,249)	(846,158)	28,586	1,686,809	57,526	361,009
Net realized gain distributions	15,482,578	4,252,959	29,914	1,051,217	—	—	497,668	1,670,596	205,607	680,662
Change in unrealized appreciation (depreciation) during the period	11,189,178	24,761,134	(16,885,563)	1,814,178	(618,522)	646,538	(362,113)	2,419,460	(50,850)	(31,300)
Net increase (decrease) in net assets resulting from operations	36,837,524	40,571,998	(9,659,099)	3,773,957	937,325	(697,609)	157,694	5,764,426	187,405	1,030,524

Unit transactions:
Purchases	1,372,114	670,387	1,250,770	17,797	405,227	415,834	1,200	32,819	—	2,464
Net transfers	6,574,170	(12,030,461)	39,754,815	(564,417)	3,498,116	16,271,121	31,538	(2,976,710)	(136,579)	(493,510)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(27,707,478)	(18,873,388)	(44,198,912)	(1,573,771)	(4,694,048)	(20,200,142)	(151,781)	(2,797,952)	(27,418)	(772,197)
Other transactions	33,556	1,933	24,999	(40)	308	(647)	(8)	(754)	—	—
Death benefits	(8,469,350)	(5,185,594)	(10,017,304)	(487,461)	(1,921,553)	(1,492,825)	(29,358)	(318,565)	(6,214)	(90,931)
Net annuity transactions	(478,349)	9,986	189,894	(32,331)	104,013	7,921	—	—	(15,544)	(1,146)
Net increase (decrease) in net assets resulting from unit transactions	(28,675,337)	(35,407,137)	(12,995,738)	(2,640,223)	(2,607,937)	(4,998,738)	(148,409)	(6,061,162)	(185,755)	(1,355,320)
Net increase (decrease) in net assets	8,162,187	5,164,861	(22,654,837)	1,133,734	(1,670,612)	(5,696,347)	9,285	(296,736)	1,650	(324,796)

Net assets:
Beginning of period	316,131,503	188,125,615	419,720,767	17,695,642	59,909,066	172,259,392	2,972,635	24,120,303	1,452,654	5,780,783
End of period	$324,293,690	$193,290,476	$397,065,930	$18,829,376	$58,238,454	$166,563,045	$2,981,920	$23,823,567	$1,454,304	$5,455,987

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund	BlackRock Capital Appreciation V.I. Fund	Invesco V.I. Discovery Mid Cap Growth Fund	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Global Fund	Invesco V.I. Main Street Fund®	Invesco V.I. Main Street Small Cap Fund®
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (8)	Sub-Account	Sub-Account (9)	Sub-Account (10)	Sub-Account (11)	Sub-Account (12)	Sub-Account (13)

Operations:
Net investment income (loss)	$3,589	$(56,500)	$(225,446)	$(421,378)	$(47,301)	$(219,651)	$(37,813)	$(151,350)	$(51,328)	$(173,710)
Net realized gain (loss) on security transactions	(366)	210,080	1,914,249	387,426	368,806	968,566	78,528	562,640	128,939	1,276,356
Net realized gain distributions	22,551	858,223	5,626,497	—	941,562	1,374,232	122,754	436,079	245,880	727,181
Change in unrealized appreciation (depreciation) during the period	(33,064)	(1,042,841)	(8,967,050)	3,077,797	(312,803)	(465,625)	251,082	246,544	640,779	406,192
Net increase (decrease) in net assets resulting from operations	(7,290)	(31,038)	(1,651,750)	3,043,845	950,264	1,657,522	414,551	1,093,913	964,270	2,236,019

Unit transactions:
Purchases	—	4,875	57,079	167,223	1,062	2,445	5,059	30,466	4,735	62,173
Net transfers	46,653	(12,629)	(1,461,502)	(4,620,318)	(488,819)	3,316,762	(92,304)	(203,523)	(169,784)	(1,831,661)
Net interfund transfers due to corporate actions	—	—	—	40,393,686	—	—	—	—	—	—
Surrenders for benefit payments and fees	(27,026)	(233,630)	(1,464,375)	(2,730,431)	(608,877)	(1,072,081)	(109,978)	(760,709)	(343,826)	(1,056,968)
Other transactions	1	(47)	179	251	—	(62)	3	(121)	1	780
Death benefits	—	(20,356)	(328,771)	(613,351)	(77,033)	(307,183)	942	(193,797)	(28,240)	(288,117)
Net annuity transactions	—	39,633	23,644	300,998	—	150,746	—	(3,138)	(909)	(14,624)
Net increase (decrease) in net assets resulting from unit transactions	19,628	(222,154)	(3,173,746)	32,898,058	(1,173,667)	2,090,627	(196,278)	(1,130,822)	(538,023)	(3,128,417)
Net increase (decrease) in net assets	12,338	(253,192)	(4,825,496)	35,941,903	(223,403)	3,748,149	218,273	(36,909)	426,247	(892,398)

Net assets:
Beginning of period	317,614	3,171,223	16,754,787	7,392,671	5,059,800	9,431,487	2,110,960	8,633,558	4,024,432	12,455,660
End of period	$329,952	$2,918,031	$11,929,291	$43,334,574	$4,836,397	$13,179,636	$2,329,233	$8,596,649	$4,450,679	$11,563,262

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund	Putnam VT Small Cap Value Fund	Putnam VT Large Cap Value Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (14)	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(259,798)	$(23,496)	$(53,032)	$973	$(6,454)	$(1,176)	$(12,837)	$4,392	$67,647	$(37,167)
Net realized gain (loss) on security transactions	(473,545)	21,790	714,562	7,142	27,647	12,482	48,024	75,852	2,145	48,853
Net realized gain distributions	—	55,935	563,774	6,510	39,033	23,521	—	46,099	—	413,044
Change in unrealized appreciation (depreciation) during the period	(1,601,692)	202,647	(84,483)	46,389	11,581	34,921	294,193	145,326	22,593	285,193
Net increase (decrease) in net assets resulting from operations	(2,335,035)	256,876	1,140,821	61,014	71,807	69,748	329,380	271,669	92,385	709,923

Unit transactions:
Purchases	212,373	672	—	—	548	—	1,662	600	1,914	540
Net transfers	3,918,193	161,577	(618,642)	2,328	71,170	231,924	711,210	217,081	8,863	(325,374)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(3,075,903)	(100,758)	(712,977)	(17,888)	(53,529)	(16,475)	(68,935)	(171,889)	(24,431)	(542,585)
Other transactions	1,466	1	(3)	—	—	—	1	—	—	—
Death benefits	(809,538)	—	(40,804)	—	(6,695)	—	(2,737)	(13,879)	—	(68,992)
Net annuity transactions	7,446	49,167	3,327	—	(381)	—	(633)	17,726	—	—
Net increase (decrease) in net assets resulting from unit transactions	254,037	110,659	(1,369,099)	(15,560)	11,113	215,449	640,568	49,639	(13,654)	(936,411)
Net increase (decrease) in net assets	(2,080,998)	367,535	(228,278)	45,454	82,920	285,197	969,948	321,308	78,731	(226,488)

Net assets:
Beginning of period	27,098,261	2,079,168	5,785,337	478,242	1,074,572	224,852	900,164	1,095,011	625,049	4,219,162
End of period	$25,017,263	$2,446,703	$5,557,059	$523,696	$1,157,492	$510,049	$1,870,112	$1,416,319	$703,780	$3,992,674

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	PIMCO VIT Global Managed Asset Allocation Portfolio	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Value Portfolio	Invesco V.I. Growth and Income Fund	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund
	Sub-Account	Sub-Account (15)	Sub-Account (16)	Sub-Account	Sub-Account	Sub-Account	Sub-Account (17)	Sub-Account (18)	Sub-Account (19)	Sub-Account (20)

Operations:
Net investment income (loss)	$3,641	$(11,554)	$(7,771)	$26,180	$(1,449)	$(971,937)	$(5,624)	$(3,919)	$(23,040)	$(18,510)
Net realized gain (loss) on security transactions	4,521	9,599	5,552	1,217,200	27,400	4,580,844	16,991	(32,277)	102,702	94,313
Net realized gain distributions	42,320	—	—	—	—	5,641,979	45,560	—	122,255	62,927
Change in unrealized appreciation (depreciation) during the period	(10,864)	90,728	97,238	4,138,387	285,957	(4,505,136)	7,395	61,446	(137,027)	(201,268)
Net increase (decrease) in net assets resulting from operations	39,618	88,773	95,019	5,381,767	311,908	4,745,750	64,322	25,250	64,890	(62,538)

Unit transactions:
Purchases	—	—	—	120,720	1,250	145,367	—	700	420	—
Net transfers	(3,250)	(81)	—	(3,294,009)	(6,636)	(2,272,708)	161,503	(37,673)	(132,150)	(54,099)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(86,777)	(694)	(2,102)	(2,168,898)	(67,240)	(5,218,794)	(16,132)	(22,583)	(127,937)	(107,750)
Other transactions	(12)	(2)	—	(131)	1	20,802	—	—	52	(15)
Death benefits	—	6,097	—	(872,726)	(32,769)	(1,302,284)	—	(2,722)	(1,357)	—
Net annuity transactions	—	—	—	69,574	—	(128,564)	(8,649)	(554)	(3,155)	(4,086)
Net increase (decrease) in net assets resulting from unit transactions	(90,039)	5,320	(2,102)	(6,145,470)	(105,394)	(8,756,181)	136,722	(62,832)	(264,127)	(165,950)
Net increase (decrease) in net assets	(50,421)	94,093	92,917	(763,703)	206,514	(4,010,431)	201,044	(37,582)	(199,237)	(228,488)

Net assets:
Beginning of period	380,846	615,189	380,229	23,155,412	1,038,511	51,711,503	304,477	507,091	1,252,243	985,877
End of period	$330,425	$709,282	$473,146	$22,391,709	$1,245,025	$47,701,072	$505,521	$469,509	$1,053,006	$757,389

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio	MFS® Research International Portfolio
	Sub-Account (21)	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,578)	$(280,688)	$(515,960)	$(136,941)
Net realized gain (loss) on security transactions	6,483	775,113	1,632,548	368,805
Net realized gain distributions	7,734	1,569,345	4,423,775	633,565
Change in unrealized appreciation (depreciation) during the period	7,404	2,308,148	1,759,456	306,252
Net increase (decrease) in net assets resulting from operations	19,043	4,371,918	7,299,819	1,171,681

Unit transactions:
Purchases	811	216,604	174,991	61,606
Net transfers	116,874	568,924	(973,433)	1,910,086
Net interfund transfers due to corporate actions	—	—	—	—
Surrenders for benefit payments and fees	(30,889)	(1,294,223)	(2,748,632)	(1,158,341)
Other transactions	—	17	1,163	140
Death benefits	—	(783,902)	(724,222)	(310,192)
Net annuity transactions	—	(17,938)	116,793	(4,465)
Net increase (decrease) in net assets resulting from unit transactions	86,796	(1,310,518)	(4,153,340)	498,834
Net increase (decrease) in net assets	105,839	3,061,400	3,146,479	1,670,515

Net assets:
Beginning of period	52,648	19,413,346	32,630,214	12,358,321
End of period	$158,487	$22,474,746	$35,776,693	$14,028,836

The accompanying notes are an integral part of these financial statements.

(1) Merged into Invesco V.I. American Value Fund. Change effective April 30, 2021.
(2) Formerly Invesco V.I. Mid Cap Core Equity Fund. Change effective April 30, 2021.
(3) Formerly American Funds Insurance Series® Global Growth and Income Fund. Change effective May 01, 2021.
(4) Formerly American Funds Insurance Series® Blue Chip Income and Growth Fund. Change effective May 01, 2021.
(5) Formerly American Funds Insurance Series® Bond Fund. Change effective May 01, 2021.
(6) Formerly Wells Fargo VT Omega Growth Fund. Change effective December 03, 2021.
(7) Formerly Franklin Flex Cap Growth VIP Fund. Change effective May 01, 2021.
(8) Merged assets from Invesco V.I. Value Opportunities Fund. Change effective April 30, 2021.
(9) Formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund. Change effective April 30, 2021.
(10) Formerly Invesco Oppenheimer V.I. Capital Appreciation Fund. Change effective April 30, 2021.
(11) Formerly Invesco Oppenheimer V.I. Global Fund. Change effective April 30, 2021.
(12) Formerly Invesco Oppenheimer V.I. Main Street Fund®. Change effective April 30, 2021.
(13) Formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund®. Change effective April 30, 2021.
(14) Formerly Putnam VT Equity Income Fund. Change effective April 30, 2021.
(15) Formerly Prudential Series Jennison 20/20 Focus Portfolio. Change effective April 26, 2021.
(16) Formerly Prudential Series Value Portfolio. Change effective April 26, 2021.
(17) Formerly Wells Fargo VT Index Asset Allocation Fund. Change effective December 03, 2021.
(18) Formerly Wells Fargo VT International Equity Fund. Change effective December 03, 2021.
(19) Formerly Wells Fargo VT Small Cap Growth Fund. Change effective December 03, 2021.
(20) Formerly Wells Fargo VT Discovery Fund. Change effective December 03, 2021.
(21) Formerly Wells Fargo VT Opportunity Fund. Change effective December 03, 2021.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2020

	American Century VP Value Fund	American Century VP Growth Fund	AB VPS Balanced Wealth Strategy Portfolio	AB VPS International Value Portfolio	AB VPS Small/Mid Cap Value Portfolio	AB VPS International Growth Portfolio	Invesco V.I. Value Opportunities Fund	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$54,840	$(11,693)	$60,251	$(678)	$(38,065)	$(6,243)	$(409,928)	$(402,324)	$865,683	$2,089
Net realized gain (loss) on security transactions	178,181	202,881	(193,007)	(131,560)	(434,757)	59,027	(2,514,817)	855,854	814,692	138
Net realized gain distributions	113,106	113,008	283,754	—	344,028	103,903	1,193,582	17,951,063	—	—
Change in unrealized appreciation (depreciation) during the period	(308,563)	125,030	477,724	524,767	410,803	137,563	2,678,248	(8,769,741)	4,972,700	2,742
Net increase (decrease) in net assets resulting from operations	37,564	429,226	628,722	392,529	282,009	294,250	947,085	9,634,852	6,653,075	4,969

Unit transactions:
Purchases	5,236	1,472	150	44,756	9,300	3,816	230,975	274,168	1,227,191	—
Net transfers	243,470	(383,372)	201,792	916,512	(121,280)	(49,511)	430,397	(3,116,189)	19,522,475	36,682
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(510,573)	(299,368)	(1,175,581)	(1,208,701)	(797,972)	(196,458)	(2,577,583)	(7,258,587)	(17,528,977)	(18,144)
Other transactions	53	1	(209)	213	16	(1)	1,480	2,316	13,239	—
Death benefits	(71,909)	—	(73,449)	(183,871)	(106,017)	(12,261)	(566,676)	(1,613,359)	(5,567,200)	—
Net annuity transactions	—	—	(8,013)	(6,661)	(292)	—	(67,705)	(81,281)	(376,532)	—
Net increase (decrease) in net assets resulting from unit transactions	(333,723)	(681,267)	(1,055,310)	(437,752)	(1,016,245)	(254,415)	(2,549,112)	(11,792,932)	(2,709,804)	18,538
Net increase (decrease) in net assets	(296,159)	(252,041)	(426,588)	(45,223)	(734,236)	39,835	(1,602,027)	(2,158,080)	3,943,271	23,507

Net assets:
Beginning of period	4,906,131	1,721,325	10,239,777	12,313,762	8,423,325	1,332,215	33,109,911	86,225,319	152,304,300	24,791
End of period	$4,609,972	$1,469,284	$9,813,189	$12,268,539	$7,689,089	$1,372,050	$31,507,884	$84,067,239	$156,247,571	$48,298

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Invesco V.I. International Growth Fund	Invesco V.I. Mid Cap Core Equity Fund	Invesco V.I. Small Cap Equity Fund	Invesco V.I. Balanced-Risk Allocation Fund	Invesco V.I. Diversified Dividend Fund	Invesco V.I. Government Money Market Fund	American Century VP Mid Cap Value Fund	AB VPS Growth and Income Portfolio	American Funds Insurance Series® Capital World Bond Fund®	American Funds Insurance Series® Global Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$562,517	$(866,564)	$(723,656)	$391,725	$828	$(1,955,444)	$6,107	$(445)	$(331,915)	$(564,588)
Net realized gain (loss) on security transactions	3,334,478	(2,387,509)	(678,796)	(138,557)	5,138	—	613	(7,649)	653,322	3,340,144
Net realized gain distributions	1,853,632	15,546,329	4,370,125	326,701	2,851	—	—	17,543	986,739	3,775,829
Change in unrealized appreciation (depreciation) during the period	4,426,032	(6,582,830)	10,028,364	(97,073)	(12,421)	—	(5,414)	(2,550)	3,041,747	2,309,637
Net increase (decrease) in net assets resulting from operations	10,176,659	5,709,426	12,996,037	482,796	(3,604)	(1,955,444)	1,306	6,899	4,349,893	8,861,022

Unit transactions:
Purchases	209,376	307,175	197,570	7,551	—	2,080,730	2,841	—	382,852	482,190
Net transfers	(1,844,508)	(1,384,512)	(4,028,249)	147,873	(27,275)	118,400,905	17,705	(2,778)	490,252	(4,860,616)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(8,906,144)	(7,499,966)	(5,198,485)	(1,052,821)	(1,251)	(69,093,070)	(62,656)	(27,903)	(5,765,059)	(11,777,252)
Other transactions	3,724	2,796	4,804	13	(1)	785	1	(43)	(21)	2,408
Death benefits	(1,867,755)	(2,204,860)	(1,043,130)	(167,868)	—	(10,786,874)	—	—	(1,422,245)	(3,247,369)
Net annuity transactions	7,261	84,050	907	32,059	—	57,810	—	—	(81,564)	(65,998)
Net increase (decrease) in net assets resulting from unit transactions	(12,398,046)	(10,695,317)	(10,066,583)	(1,033,193)	(28,527)	40,660,286	(42,109)	(30,724)	(6,395,785)	(19,466,637)
Net increase (decrease) in net assets	(2,221,387)	(4,985,891)	2,929,454	(550,397)	(32,131)	38,704,842	(40,803)	(23,825)	(2,045,892)	(10,605,615)

Net assets:
Beginning of period	90,790,929	88,269,067	54,897,538	7,265,234	151,389	93,646,341	929,799	367,948	61,195,128	167,704,947
End of period	$88,569,542	$83,283,176	$57,826,992	$6,714,837	$119,258	$132,351,183	$888,996	$344,123	$59,149,236	$157,099,332

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	American Funds Insurance Series® Asset Allocation Fund	American Funds Insurance Series® Blue Chip Income and Growth Fund	American Funds Insurance Series® Bond Fund	American Funds Insurance Series® Global Growth Fund	American Funds Insurance Series® Growth Fund	American Funds Insurance Series® Growth-Income Fund	American Funds Insurance Series® International Fund	American Funds Insurance Series® New World Fund®	American Funds Insurance Series® Global Small Capitalization Fund	Wells Fargo VT Omega Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(763,419)	$(157,733)	$2,539,643	$(2,910,861)	$(20,823,700)	$(4,402,394)	$(3,128,279)	$(1,547,247)	$(1,936,895)	$(18,511)
Net realized gain (loss) on security transactions	18,805,156	3,848,154	7,070,618	11,145,028	90,670,428	28,104,745	3,163,485	4,047,393	5,259,652	23,417
Net realized gain distributions	2,440,051	3,851,148	5,127,537	5,905,425	34,453,410	30,641,268	—	989,677	8,133,419	66,829
Change in unrealized appreciation (depreciation) during the period	30,567,689	11,564,754	27,131,927	39,053,729	494,038,982	71,552,504	38,650,014	14,781,482	22,546,480	248,184
Net increase (decrease) in net assets resulting from operations	51,049,477	19,106,323	41,869,725	53,193,321	598,339,120	125,896,123	38,685,220	18,271,305	34,002,656	319,919

Unit transactions:
Purchases	2,840,183	2,103,059	2,218,041	612,306	5,321,553	5,569,053	1,255,494	427,608	477,309	560
Net transfers	(1,699,022)	(4,946,446)	48,547,184	(6,508,457)	(106,653,917)	(21,041,514)	1,121,704	(4,701,278)	(8,318,302)	13,920
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(44,813,727)	(25,314,270)	(55,108,556)	(16,425,526)	(123,856,931)	(94,232,716)	(28,785,029)	(7,167,875)	(10,954,250)	(23,674)
Other transactions	26,249	32,085	12,113	1,130	89,616	66,171	5,685	4,325	1,608	(3)
Death benefits	(16,077,771)	(9,025,860)	(17,038,896)	(4,809,640)	(33,553,660)	(31,439,533)	(7,599,563)	(2,086,476)	(2,948,041)	(4,565)
Net annuity transactions	(1,520,483)	(515,650)	(679,372)	(621,119)	(2,754,763)	(3,294,658)	(183,567)	(92,937)	(215,320)	(676)
Net increase (decrease) in net assets resulting from unit transactions	(61,244,571)	(37,667,082)	(22,049,486)	(27,751,306)	(261,408,102)	(144,373,197)	(34,185,276)	(13,616,633)	(21,956,996)	(14,438)
Net increase (decrease) in net assets	(10,195,094)	(18,560,759)	19,820,239	25,442,015	336,931,018	(18,477,074)	4,499,944	4,654,672	12,045,660	305,481

Net assets:
Beginning of period	566,177,064	355,231,097	565,041,589	215,164,656	1,371,182,846	1,243,617,158	337,219,110	100,053,342	136,661,707	821,976
End of period	$555,981,970	$336,670,338	$584,861,828	$240,606,671	$1,708,113,864	$1,225,140,084	$341,719,054	$104,708,014	$148,707,367	$1,127,457

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(145,762)	$(685,007)	$(358,784)	$(8,866)	$(32,081)	$18,795	$(1,583,030)	$16,809,454	$(1,085,851)	$51,382
Net realized gain (loss) on security transactions	646,455	3,703,008	615,815	2,211	39,273	(12,708)	8,140,905	(5,593,371)	3,514,885	(58,432)
Net realized gain distributions	882,620	277,606	—	66,152	28,840	7,996	16,786,177	342,657	5,557,177	316,078
Change in unrealized appreciation (depreciation) during the period	1,838,335	9,202,077	5,375,146	51,346	444,479	24,666	17,970,933	(21,322,146)	11,964,026	(585,825)
Net increase (decrease) in net assets resulting from operations	3,221,648	12,497,684	5,632,177	110,843	480,511	38,749	41,314,985	(9,763,406)	19,950,237	(276,797)

Unit transactions:
Purchases	16,027	74,673	78,503	29,966	1,345	131	910,416	1,779,139	231,523	4,731
Net transfers	(269,089)	(4,539,792)	(2,138,501)	31,709	(206,270)	5,311	(10,226,260)	(5,967,614)	(5,517,724)	(61,213)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(841,078)	(5,082,414)	(3,522,167)	(174,158)	(212,394)	(235,805)	(29,372,601)	(41,150,541)	(4,774,965)	(207,778)
Other transactions	(26)	48	523	(80)	—	(20)	22,636	9,168	206	59
Death benefits	(8,531)	(947,424)	(435,402)	(15,365)	(47,842)	(23,834)	(8,776,398)	(11,416,957)	(1,247,781)	(123,903)
Net annuity transactions	(27,000)	77,104	(336)	1,753	—	(6,772)	(521,597)	(531,033)	(142,105)	(11,775)
Net increase (decrease) in net assets resulting from unit transactions	(1,129,697)	(10,417,805)	(6,017,380)	(126,175)	(465,161)	(260,989)	(47,963,804)	(57,277,838)	(11,450,846)	(399,879)
Net increase (decrease) in net assets	2,091,951	2,079,879	(385,203)	(15,332)	15,350	(222,240)	(6,648,819)	(67,041,244)	8,499,391	(676,676)

Net assets:
Beginning of period	8,323,589	51,135,456	35,292,931	1,393,186	2,049,350	1,055,729	341,912,010	483,728,461	55,208,343	3,807,359
End of period	$10,415,540	$53,215,335	$34,907,728	$1,377,854	$2,064,700	$833,489	$335,263,191	$416,687,217	$63,707,734	$3,130,683

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Mid Cap Portfolio	Fidelity® VIP Value Strategies Portfolio	Fidelity® VIP Dynamic Capital Appreciation Portfolio	Fidelity® VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund	Franklin Income VIP Fund	Franklin Large Cap Growth VIP Fund	Franklin Global Real Estate VIP Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,348,743)	$(70,015)	$6,238,726	$3,571,098	$857,247	$2,186,702	$1,444,473	$807,417	$(539,759)	$1,915,591
Net realized gain (loss) on security transactions	159,802	(3,103,624)	(5,020,592)	(4,922,671)	894,118	(3,125,613)	(4,731,632)	(5,422,220)	909,534	(1,031,800)
Net realized gain distributions	17,058,203	2,540,228	—	12,639,126	894,356	—	—	2,440,462	1,774,499	—
Change in unrealized appreciation (depreciation) during the period	40,298,005	2,884,506	1,209,690	(36,169,870)	2,132,989	(515,337)	6,436,020	(8,249,301)	7,969,691	(3,059,072)
Net increase (decrease) in net assets resulting from operations	55,167,267	2,251,095	2,427,824	(24,882,317)	4,778,710	(1,454,248)	3,148,861	(10,423,642)	10,113,965	(2,175,281)

Unit transactions:
Purchases	530,701	155,774	694,104	1,501,124	140,353	393,638	578,992	376,851	59,900	45,828
Net transfers	(11,021,247)	(1,042,081)	3,003,349	9,574,501	(3,015,952)	12,282,415	(3,642,901)	(376,562)	798,850	2,585,617
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(11,383,367)	(4,080,923)	(18,700,088)	(30,620,187)	(3,066,940)	(12,188,472)	(11,423,055)	(11,420,065)	(3,554,492)	(3,497,861)
Other transactions	4,093	340	3,021	33,860	170	307	4,027	8,967	10	49
Death benefits	(2,508,751)	(705,785)	(5,169,345)	(9,531,682)	(799,501)	(2,540,596)	(3,991,344)	(2,635,738)	(604,270)	(476,099)
Net annuity transactions	(16,838)	14,937	(580,751)	(229,387)	(47,983)	(136,292)	(179,391)	(162,689)	(43,430)	(14,499)
Net increase (decrease) in net assets resulting from unit transactions	(24,395,409)	(5,657,738)	(20,749,710)	(29,271,771)	(6,789,853)	(2,189,000)	(18,653,672)	(14,209,236)	(3,343,432)	(1,356,965)
Net increase (decrease) in net assets	30,771,858	(3,406,643)	(18,321,886)	(54,154,088)	(2,011,143)	(3,643,248)	(15,504,811)	(24,632,878)	6,770,533	(3,532,246)

Net assets:
Beginning of period	121,802,759	45,900,609	213,860,882	394,139,465	40,186,810	147,918,407	134,621,942	162,335,851	27,111,373	32,981,409
End of period	$152,574,617	$42,493,966	$195,538,996	$339,985,377	$38,175,667	$144,275,159	$119,117,131	$137,702,973	$33,881,906	$29,449,163

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$5,505	$7,189,885	$(1,395,194)	$1,167,467	$(752,852)	$100,511
Net realized gain (loss) on security transactions	144,341	4,090,134	8,044,306	406,196	2,109,908	1,113,628
Net realized gain distributions	747,548	702,764	20,077,604	11,188,126	4,219,287	—
Change in unrealized appreciation (depreciation) during the period	346,785	10,176,249	25,752,764	2,739,312	14,363,509	3,167,946
Net increase (decrease) in net assets resulting from operations	1,244,179	22,159,032	52,479,480	15,501,101	19,939,852	4,382,085

Unit transactions:
Purchases	97,513	888,916	669,095	562,454	283,218	87,204
Net transfers	565,582	15,234,199	(23,236,410)	2,466,999	(11,919,768)	(1,341,196)
Net interfund transfers due to corporate actions	—	20,123,918	—	8,523,152	94,826,634	—
Surrenders for benefit payments and fees	(1,363,728)	(35,634,985)	(28,393,294)	(21,123,381)	(8,996,709)	(2,654,721)
Other transactions	14	310	968	667	970	297
Death benefits	(323,451)	(7,880,333)	(6,201,856)	(5,323,845)	(1,604,839)	(481,491)
Net annuity transactions	7,286	279,826	263,697	152,687	479,539	(4,050)
Net increase (decrease) in net assets resulting from unit transactions	(1,016,784)	(6,988,149)	(56,897,800)	(14,741,267)	73,069,045	(4,393,957)
Net increase (decrease) in net assets	227,395	15,170,883	(4,418,320)	759,834	93,008,897	(11,872)

Net assets:
Beginning of period	15,115,177	331,007,722	299,528,244	236,220,737	59,400,217	25,954,962
End of period	$15,342,572	$346,178,605	$295,109,924	$236,980,571	$152,409,114	$25,943,090

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Lord Abbett Series Fund - Fundamental Equity Portfolio	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fund - Bond Debenture Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(22,899)	$647,116	$(111,240)	$(107,555)	$2,878	$19,401	$(57,056)	$556,150
Net realized gain (loss) on security transactions	65,467	300,122	390,875	225,310	177,819	(271,340)	(69,624)	12,152
Net realized gain distributions	86,158	—	1,036,812	230,261	167,465	12,692	206,034	—
Change in unrealized appreciation (depreciation) during the period	1,174,679	(1,596,251)	2,049,293	1,519,271	(98,215)	412,801	1,092,697	637,499
Net increase (decrease) in net assets resulting from operations	1,303,405	(649,013)	3,365,740	1,867,287	249,947	173,554	1,172,051	1,205,801

Unit transactions:
Purchases	1,619	944,573	27,341	4,723	3,948	25,237	13,528	186,796
Net transfers	(105,954)	24,222,914	(2,172,149)	(1,159,901)	(292,427)	594,524	(226,526)	1,183,148
Net interfund transfers due to corporate actions	5,215,372	17,965,704	—	—	—	—	—	—
Surrenders for benefit payments and fees	(238,748)	(19,517,626)	(753,312)	(619,467)	(198,052)	(876,457)	(1,019,978)	(2,681,810)
Other transactions	—	3,328	11	(30)	(4)	28	48	90
Death benefits	(22,409)	(4,655,977)	(99,207)	(53,879)	(74,687)	(41,152)	(146,907)	(858,832)
Net annuity transactions	28,803	(236,182)	(2,223)	1,212	—	—	(1,575)	(9,799)
Net increase (decrease) in net assets resulting from unit transactions	4,878,683	18,726,734	(2,999,539)	(1,827,342)	(561,222)	(297,820)	(1,381,410)	(2,180,407)
Net increase (decrease) in net assets	6,182,088	18,077,721	366,201	39,945	(311,275)	(124,266)	(209,359)	(974,606)

Net assets:
Beginning of period	—	115,074,616	7,933,115	7,206,461	2,970,045	8,131,876	12,422,002	26,401,905
End of period	$6,182,088	$133,152,337	$8,299,316	$7,246,406	$2,658,770	$8,007,610	$12,212,643	$25,427,299

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Lord Abbett Series Fund - Growth and Income Portfolio	MFS® Growth Series	MFS® Global Equity Series	MFS® Investors Trust Series	MFS® Mid Cap Growth Series	MFS® New Discovery Series	MFS® Total Return Series	MFS® Value Series	MFS® Total Return Bond Series	MFS® Research Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$8,358	$(2,114,951)	$(91,887)	$(1,243,198)	$(1,016,851)	$(1,448,239)	$1,224,627	$(137,310)	$7,335,997	$(157,078)
Net realized gain (loss) on security transactions	40,798	12,591,078	586,375	4,844,577	1,845,287	3,922,113	6,368,529	4,537,655	3,118,256	526,793
Net realized gain distributions	—	8,172,150	527,636	3,005,537	3,919,063	7,094,299	7,884,226	8,014,578	—	649,818
Change in unrealized appreciation (depreciation) during the period	(83,236)	14,405,140	438,871	4,728,657	11,185,576	19,722,306	6,617,039	(8,279,815)	13,517,753	1,324,192
Net increase (decrease) in net assets resulting from operations	(34,080)	33,053,417	1,460,995	11,335,573	15,933,075	29,290,479	22,094,421	4,135,108	23,972,006	2,343,725

Unit transactions:
Purchases	475	489,500	19,194	528,556	156,107	288,328	1,382,775	575,549	1,120,255	25,726
Net transfers	(22,900)	(9,232,430)	(438,061)	(2,984,431)	(1,985,098)	(9,565,029)	3,227,228	6,403,211	24,467,115	(958,390)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(319,642)	(13,012,851)	(1,313,671)	(8,179,401)	(4,329,277)	(6,548,895)	(24,498,551)	(19,822,481)	(42,948,378)	(1,669,550)
Other transactions	2	(371)	774	6,020	(45)	314	26,099	3,138	3,589	(16)
Death benefits	(153,403)	(2,410,447)	(366,929)	(1,847,549)	(921,264)	(1,579,292)	(9,543,738)	(3,591,712)	(10,502,357)	(293,214)
Net annuity transactions	(10,574)	(77,127)	(53,517)	(280,474)	(78,969)	(281,599)	(560,676)	(64,442)	82,170	52,854
Net increase (decrease) in net assets resulting from unit transactions	(506,042)	(24,243,726)	(2,152,210)	(12,757,279)	(7,158,546)	(17,686,173)	(29,966,863)	(16,496,737)	(27,777,606)	(2,842,590)
Net increase (decrease) in net assets	(540,122)	8,809,691	(691,215)	(1,421,706)	8,774,529	11,604,306	(7,872,442)	(12,361,629)	(3,805,600)	(498,865)

Net assets:
Beginning of period	4,885,617	128,071,253	15,510,757	107,691,405	53,237,801	80,406,264	324,003,945	200,487,244	423,526,367	18,194,507
End of period	$4,345,495	$136,880,944	$14,819,542	$106,269,699	$62,012,330	$92,010,570	$316,131,503	$188,125,615	$419,720,767	$17,695,642

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	MFS® High Yield Portfolio	BlackRock Managed Volatility V.I. Fund	BlackRock Global Allocation V.I. Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	BlackRock Equity Dividend V.I. Fund	Morgan Stanley VIF Core Plus Fixed Income Portfolio	Morgan Stanley VIF Growth Portfolio	Morgan Stanley VIF Discovery Portfolio	Invesco V.I. American Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$2,190,655	$4,494,982	$5,033	$91,737	$(21,559)	$58,720	$(1,624)	$(43,673)	$(193,764)	$(49,361)
Net realized gain (loss) on security transactions	(924,554)	(1,764,694)	18,607	644,276	42,741	65,382	46,367	373,079	3,801,492	(183,526)
Net realized gain distributions	—	—	168,713	1,468,085	78,773	195,288	3,244	279,325	1,440,887	64,917
Change in unrealized appreciation (depreciation) during the period	210,894	750,486	308,309	1,511,095	304,682	(138,076)	(22,626)	1,321,176	7,376,007	349,522
Net increase (decrease) in net assets resulting from operations	1,476,995	3,480,774	500,662	3,715,193	404,637	181,314	25,361	1,929,907	12,424,622	181,552

Unit transactions:
Purchases	202,025	214,878	1,200	6,376	—	3,055	—	6,188	47,107	3,200
Net transfers	143,048	10,285,792	(24,175)	(2,195,280)	235,669	376,581	464,401	(378,660)	(4,179,654)	177,453
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(5,311,477)	(21,477,877)	(469,230)	(3,421,843)	(120,648)	(738,387)	(14,767)	(277,509)	(1,551,841)	(623,555)
Other transactions	1,384	1,705	61	(1,618)	—	96	—	6	76	(1)
Death benefits	(2,039,689)	(1,662,902)	—	(319,760)	—	(55,200)	(733,415)	(89,850)	(213,676)	(165,192)
Net annuity transactions	(306,444)	—	—	—	(12,929)	(803)	—	—	37,852	16,047
Net increase (decrease) in net assets resulting from unit transactions	(7,311,153)	(12,638,404)	(492,144)	(5,932,125)	102,092	(414,658)	(283,781)	(739,825)	(5,860,136)	(592,048)
Net increase (decrease) in net assets	(5,834,158)	(9,157,630)	8,518	(2,216,932)	506,729	(233,344)	(258,420)	1,190,082	6,564,486	(410,496)

Net assets:
Beginning of period	65,743,224	181,417,022	2,964,117	26,337,235	945,925	6,014,127	576,034	1,981,141	10,190,301	7,803,167
End of period	$59,909,066	$172,259,392	$2,972,635	$24,120,303	$1,452,654	$5,780,783	$317,614	$3,171,223	$16,754,787	$7,392,671

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	BlackRock Capital Appreciation V.I. Fund	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	Invesco Oppenheimer V.I. Capital Appreciation Fund	Invesco Oppenheimer V.I. Global Fund	Invesco Oppenheimer V.I. Main Street Fund®	Invesco Oppenheimer V.I. Main Street Small Cap Fund®	Putnam VT Diversified Income Fund	Putnam VT Global Asset Allocation Fund	Putnam VT Growth Opportunities Fund	Putnam VT International Value Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(45,301)	$(101,109)	$(31,169)	$(102,206)	$(18,833)	$(135,817)	$1,584,487	$3,330	$(48,078)	$2,953
Net realized gain (loss) on security transactions	70,556	285,348	115,022	422,480	5,311	278,657	(749,220)	27,472	737,450	(2,788)
Net realized gain distributions	464,290	—	280,363	286,223	364,123	151,429	—	36,120	347,263	6,236
Change in unrealized appreciation (depreciation) during the period	1,165,631	2,767,398	202,774	1,180,376	88,610	2,008,432	(1,643,357)	123,500	740,250	5,850
Net increase (decrease) in net assets resulting from operations	1,655,176	2,951,637	566,990	1,786,873	439,211	2,302,701	(808,090)	190,422	1,776,885	12,251

Unit transactions:
Purchases	1,447	27,539	19,095	4,844	12,309	52,546	108,214	672	6,596	—
Net transfers	(1,035,275)	215,918	(125,289)	(653,563)	21,411	(384,466)	2,713,445	61,794	(1,063,548)	34,921
Net interfund transfers due to corporate actions	—	6,820,531	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(647,604)	(436,310)	(265,052)	(710,618)	(234,433)	(1,143,733)	(3,027,951)	(115,115)	(709,657)	(24,052)
Other transactions	(128)	(14)	(2)	—	—	284	5	1	(445)	—
Death benefits	(63,517)	(204,743)	(20,617)	(245,739)	(73,107)	(169,462)	(554,548)	(76,522)	(105,873)	(20,121)
Net annuity transactions	—	56,929	—	(4,343)	5,951	(4,304)	30,353	44,013	—	—
Net increase (decrease) in net assets resulting from unit transactions	(1,745,077)	6,479,850	(391,865)	(1,609,419)	(267,869)	(1,649,135)	(730,482)	(85,157)	(1,872,927)	(9,252)
Net increase (decrease) in net assets	(89,901)	9,431,487	175,125	177,454	171,342	653,566	(1,538,572)	105,265	(96,042)	2,999

Net assets:
Beginning of period	5,149,701	—	1,935,835	8,456,104	3,853,090	11,802,094	28,636,833	1,973,903	5,881,379	475,243
End of period	$5,059,800	$9,431,487	$2,110,960	$8,633,558	$4,024,432	$12,455,660	$27,098,261	$2,079,168	$5,785,337	$478,242

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Putnam VT International Equity Fund	Putnam VT Multi-Cap Core Fund	Putnam VT Small Cap Value Fund	Putnam VT Equity Income Fund	PIMCO VIT All Asset Portfolio	PIMCO StocksPLUS® Global Portfolio	PIMCO VIT Global Managed Asset Allocation Portfolio	Prudential Series Jennison 20/20 Focus Portfolio	Prudential Series Value Portfolio	Invesco V.I. Growth and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(283)	$(186)	$(3,623)	$11,137	$24,161	$6,066	$25,381	$(9,762)	$(5,987)	$178,194
Net realized gain (loss) on security transactions	12,268	12,810	(61,891)	(16,932)	(15,103)	(211,765)	(725)	76,392	3,475	(254,565)
Net realized gain distributions	—	8,395	—	78,994	—	400,135	7,653	—	—	348,410
Change in unrealized appreciation (depreciation) during the period	84,185	11,697	119,981	(113,360)	21,622	286,322	19,912	31,874	7,223	844,268
Net increase (decrease) in net assets resulting from operations	96,170	32,716	54,467	(40,161)	30,680	480,758	52,221	98,504	4,711	1,116,307

Unit transactions:
Purchases	120	184	900	—	639	540	92	—	—	56,915
Net transfers	(4,581)	(3,763)	(1,453)	70,324	19,623	(69,095)	(2,361)	(136,782)	—	1,827,751
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(80,154)	(23,292)	(42,007)	(274,491)	(218,562)	(533,476)	(103,917)	(811)	(2,249)	(1,875,656)
Other transactions	25	(373)	41	(249)	—	(91)	42	(1)	(2)	(1)
Death benefits	(19,899)	(29,501)	(4,158)	(26,787)	—	(43,118)	—	—	—	(589,987)
Net annuity transactions	(302)	—	(363)	—	—	—	—	—	—	4,417
Net increase (decrease) in net assets resulting from unit transactions	(104,791)	(56,745)	(47,040)	(231,203)	(198,300)	(645,240)	(106,144)	(137,594)	(2,251)	(576,561)
Net increase (decrease) in net assets	(8,621)	(24,029)	7,427	(271,364)	(167,620)	(164,482)	(53,923)	(39,090)	2,460	539,746

Net assets:
Beginning of period	1,083,193	248,881	892,737	1,366,375	792,669	4,383,644	434,769	654,279	377,769	22,615,666
End of period	$1,074,572	$224,852	$900,164	$1,095,011	$625,049	$4,219,162	$380,846	$615,189	$380,229	$23,155,412

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2020

	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Wells Fargo VT Index Asset Allocation Fund	Wells Fargo VT International Equity Fund	Wells Fargo VT Small Cap Growth Fund	Wells Fargo VT Discovery Fund	Wells Fargo VT Opportunity Fund	MFS® Core Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$3,843	$(807,635)	$(3,452)	$3,340	$(19,039)	$(15,715)	$(1,021)	$(172,845)	$(391,212)
Net realized gain (loss) on security transactions	(8,073)	2,980,229	7,359	(36,980)	37,235	64,072	5,754	19,116	1,323,020
Net realized gain distributions	24,918	3,206,938	22,288	—	55,191	64,520	4,574	856,246	2,834,247
Change in unrealized appreciation (depreciation) during the period	(64,327)	9,416,048	12,428	60,695	386,687	292,772	(704)	1,967,937	1,784,508
Net increase (decrease) in net assets resulting from operations	(43,639)	14,795,580	38,623	27,055	460,074	405,649	8,603	2,670,454	5,550,563

Unit transactions:
Purchases	1,250	234,203	—	700	420	—	—	8,746	81,095
Net transfers	(10,309)	863,867	(494)	17,360	(76,051)	99,527	(1,748)	504,438	(1,521,096)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(85,339)	(4,017,201)	(5,183)	(15,719)	(97,115)	(38,420)	(26,845)	(1,270,932)	(2,736,914)
Other transactions	(1)	1,074	—	—	—	105	131	1,993	909
Death benefits	—	(1,549,224)	(13,698)	—	(6,544)	(31,438)	(2,244)	(91,191)	(773,175)
Net annuity transactions	(8,817)	116,105	(7,819)	(457)	(1,879)	(6,545)	(3,732)	(30,189)	(54,304)
Net increase (decrease) in net assets resulting from unit transactions	(103,216)	(4,351,176)	(27,194)	1,884	(181,169)	23,229	(34,438)	(877,135)	(5,003,485)
Net increase (decrease) in net assets	(146,855)	10,444,404	11,429	28,939	278,905	428,878	(25,835)	1,793,319	547,078

Net assets:
Beginning of period	1,185,366	41,267,099	293,048	478,152	973,338	556,999	78,483	17,620,027	32,083,136
End of period	$1,038,511	$51,711,503	$304,477	$507,091	$1,252,243	$985,877	$52,648	$19,413,346	$32,630,214

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Hartford Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2020

MFS® Research International Portfolio
Sub-Account

Operations:
Net investment income (loss)	$14,424
Net realized gain (loss) on security transactions	(26,557)
Net realized gain distributions	384,444
Change in unrealized appreciation (depreciation) during the period	565,145
Net increase (decrease) in net assets resulting from operations	937,456

Unit transactions:
Purchases	72,601
Net transfers	(899,735)
Net interfund transfers due to corporate actions	—
Surrenders for benefit payments and fees	(1,161,824)
Other transactions	2,381
Death benefits	(250,581)
Net annuity transactions	(21,693)
Net increase (decrease) in net assets resulting from unit transactions	(2,258,851)
Net increase (decrease) in net assets	(1,321,395)

Net assets:
Beginning of period	13,679,716
End of period	$12,358,321

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT SEVEN
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
December 31, 2021

1. Organization:

Separate Account Seven (the “Account”) is a separate investment account established by Talcott Resolution Life and Annuity Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account. The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Resolution Life, Inc. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.

The Account is comprised of the following Sub-Accounts:

American Century VP Value Fund, American Century VP Growth Fund, AB VPS Balanced Wealth Strategy Portfolio, AB VPS International Value Portfolio, AB VPS Small/Mid Cap Value Portfolio, AB VPS International Growth Portfolio, Invesco V.I. Value Opportunities Fund (Merged into Invesco V.I. American Value Fund), Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Main Street Mid Cap Fund® (Formerly Invesco V.I. Mid Cap Core Equity Fund), Invesco V.I. Small Cap Equity Fund, Invesco V.I. Balanced-Risk Allocation Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Government Money Market Fund, American Century VP Mid Cap Value Fund, AB VPS Growth and Income Portfolio, American Funds Insurance Series® Capital World Bond Fund®, American Funds Insurance Series® Capital World Growth and Income Fund® (Formerly American Funds Insurance Series® Global Growth and Income Fund), American Funds Insurance Series® Asset Allocation Fund, American Funds Insurance Series® Washington Mutual Investors FundSM (Formerly American Funds Insurance Series® Blue Chip Income and Growth Fund), American Funds Insurance Series® The Bond Fund of America® (Formerly American Funds Insurance Series® Bond Fund), American Funds Insurance Series® Global Growth Fund, American Funds Insurance Series® Growth Fund, American Funds Insurance Series® Growth-Income Fund, American Funds Insurance Series® International Fund, American Funds Insurance Series® New World Fund®, American Funds Insurance Series® Global Small Capitalization Fund, Allspring VT Omega Growth Fund (Formerly Wells Fargo VT Omega Growth Fund), Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Mid Cap Portfolio, Fidelity® VIP Value Strategies Portfolio, Fidelity® VIP Dynamic Capital Appreciation Portfolio, Fidelity® VIP Strategic Income Portfolio, Franklin Rising Dividends VIP Fund, Franklin Income VIP Fund, Franklin Large Cap Growth VIP Fund, Franklin Global Real Estate VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, Templeton Growth VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin DynaTech VIP Fund (Formerly Franklin Flex Cap Growth VIP Fund), Templeton Global Bond VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Lord Abbett Series Fund - Fundamental Equity Portfolio, Lord Abbett Series Fund - Dividend Growth Portfolio, Lord Abbett Series Fund - Bond Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, MFS® Growth Series, MFS® Global Equity Series, MFS® Investors Trust Series, MFS® Mid Cap Growth Series, MFS® New Discovery Series, MFS® Total Return Series, MFS® Value Series, MFS® Total Return Bond Series, MFS® Research Series, MFS® High Yield Portfolio, BlackRock Managed Volatility V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Large Cap
Focus Growth V.I. Fund, BlackRock Equity Dividend V.I. Fund, Morgan Stanley VIF Core Plus Fixed Income Portfolio, Morgan Stanley VIF Growth Portfolio, Morgan Stanley VIF Discovery Portfolio, Invesco V.I. American Value Fund (Merged assets from Invesco V.I. Value Opportunities Fund), BlackRock Capital Appreciation V.I. Fund, Invesco V.I. Discovery Mid Cap Growth Fund (Formerly Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund), Invesco V.I. Capital Appreciation Fund (Formerly Invesco Oppenheimer V.I. Capital Appreciation Fund), Invesco V.I. Global Fund (Formerly Invesco Oppenheimer V.I. Global Fund), Invesco V.I. Main Street Fund® (Formerly Invesco Oppenheimer V.I. Main Street Fund®), Invesco V.I. Main Street Small Cap Fund® (Formerly Invesco Oppenheimer V.I. Main Street Small Cap Fund®), Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth Opportunities Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Multi-Cap Core Fund, Putnam VT Small Cap Value Fund, Putnam VT Large Cap Value Fund (Formerly Putnam VT Equity Income Fund), PIMCO VIT All Asset Portfolio, PIMCO StocksPLUS® Global Portfolio, PIMCO VIT Global Managed Asset Allocation Portfolio, PSF PGIM Jennison Focused Blend Portfolio (Formerly Prudential Series Jennison 20/20 Focus Portfolio), PSF PGIM Jennison Value Portfolio (Formerly Prudential Series Value Portfolio), Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Allspring VT Index Asset Allocation Fund (Formerly Wells Fargo VT Index Asset Allocation Fund), Allspring VT International Equity Fund (Formerly Wells Fargo VT International Equity Fund), Allspring VT Small Cap Growth Fund (Formerly Wells Fargo VT Small Cap Growth Fund), Allspring VT Discovery Fund (Formerly Wells Fargo VT Discovery Fund), Allspring VT Opportunity Fund (Formerly Wells Fargo VT Opportunity Fund), MFS® Core Equity Portfolio, MFS® Massachusetts Investors Growth Stock Portfolio, MFS® Research International Portfolio.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2021 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2021 the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account’s policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2021 and 2020.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2017 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2021.
h) Novel Coronavirus - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the funds.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.55% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $50 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

MAV/EPB Death Benefit Charge maximum of 1.50%
MAV Plus maximum of 0.30%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV 70 Death Benefit Charge maximum of 0.20%
Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Return of Premium Death Benefit maximum of 0.75%
MAV III maximum of 1.50%
MAV IV maximum of 1.50%
MAV V maximum of 1.50%
Legacy lock maximum of 1.50%
Daily lock maximum of 2.50%
Return of Premium III maximum of 0.75%
Return of Premium IV maximum of 0.75%
Return of Premium V maximum of 0.75%
Maximum daily value maximum of 1.50%
Safety Plus maximum of 2.50%
Future6 maximum of 2.50%
Future5 maximum of 2.50%
Premium Based Charges maximum of 0.71%
Lifetime Income Builder Charge maximum of 0.75%
Lifetime Income Builder II Charge maximum of 0.75%
Lifetime Income Foundation Charge maximum of 0.30%
Lifetime Income Builder Selects Charge maximum of 1.50%
Lifetime Income Builder Portfolios Charge maximum of 1.50%
Income Foundation Builder maximum of 2.50%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Distribution Charge - A Distribution Charge of 0.75% may be charged, by the Sponsor Company, to the contract’s value each year at the contract anniversary date. This charge is based on a percentage of remaining gross premiums with each premium payment having its own Distribution Charge schedule. The Distribution Charge is reduced to zero after the completion of eight years after each respective premium payment. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2021 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Value Fund	242,503	1,753,679
American Century VP Growth Fund	378,097	444,153
AB VPS Balanced Wealth Strategy Portfolio	601,542	1,503,344
AB VPS International Value Portfolio	525,741	2,823,912
AB VPS Small/Mid Cap Value Portfolio	2,012,234	3,231,181
AB VPS International Growth Portfolio	209,667	178,615
Invesco V.I. Value Opportunities Fund+	6,411,828	45,423,191
Invesco V.I. Core Equity Fund	6,282,653	21,171,880
Invesco V.I. Government Securities Fund	23,808,533	28,077,795
Invesco V.I. High Yield Fund	34,527	14,256
Invesco V.I. International Growth Fund	12,187,338	14,690,487
Invesco V.I. Main Street Mid Cap Fund®+	5,302,184	18,911,455
Invesco V.I. Small Cap Equity Fund	11,073,112	17,704,102
Invesco V.I. Balanced-Risk Allocation Fund	974,761	1,118,895
Invesco V.I. Diversified Dividend Fund	3,295	3,763
Invesco V.I. Government Money Market Fund	60,578,582	85,545,171
American Century VP Mid Cap Value Fund	26,770	491,723
AB VPS Growth and Income Portfolio	424,887	450,834
American Funds Insurance Series® Capital World Bond Fund®	7,356,001	9,395,736
American Funds Insurance Series® Capital World Growth and Income Fund®+	11,936,393	25,494,763
American Funds Insurance Series® Asset Allocation Fund	52,695,867	79,652,263
American Funds Insurance Series® Washington Mutual Investors FundSM+	21,973,901	64,140,223
American Funds Insurance Series® The Bond Fund of America®+	91,365,625	86,664,123
American Funds Insurance Series® Global Growth Fund	23,740,454	42,204,141
American Funds Insurance Series® Growth Fund	253,581,457	313,803,833
American Funds Insurance Series® Growth-Income Fund	47,907,777	213,803,912
American Funds Insurance Series® International Fund	24,338,487	56,727,466
American Funds Insurance Series® New World Fund®	8,892,351	18,004,417
American Funds Insurance Series® Global Small Capitalization Fund	10,008,055	26,754,094
Allspring VT Omega Growth Fund+	120,954	257,135
Fidelity® VIP Growth Portfolio	3,662,786	2,147,363
Fidelity® VIP Contrafund® Portfolio	8,543,759	11,842,279
Fidelity® VIP Mid Cap Portfolio	6,685,664	9,496,908
Fidelity® VIP Value Strategies Portfolio	1,870,703	872,336
Fidelity® VIP Dynamic Capital Appreciation Portfolio	378,726	290,767
Fidelity® VIP Strategic Income Portfolio	197,063	330,064
Franklin Rising Dividends VIP Fund	21,246,522	64,776,956
Franklin Income VIP Fund	38,757,158	85,324,475
Franklin Large Cap Growth VIP Fund	12,659,086	15,782,902
Franklin Global Real Estate VIP Fund	162,480	903,062
Franklin Small-Mid Cap Growth VIP Fund	25,302,491	32,613,313
Franklin Small Cap Value VIP Fund	11,946,167	17,626,587
Franklin Strategic Income VIP Fund	27,065,862	32,137,851
Franklin Mutual Shares VIP Fund	19,009,102	73,387,062
Templeton Developing Markets VIP Fund	4,736,141	7,683,083
Templeton Foreign VIP Fund	13,461,936	28,963,976
Templeton Growth VIP Fund	4,687,960	19,198,838
Franklin Mutual Global Discovery VIP Fund	8,413,039	29,867,216
Franklin DynaTech VIP Fund+	11,077,830	12,482,778
Templeton Global Bond VIP Fund	4,102,855	4,580,798
Hartford Balanced HLS Fund	4,663,024	4,567,027
Hartford Total Return Bond HLS Fund	63,058,656	52,922,327
Hartford Capital Appreciation HLS Fund	30,349,554	53,169,976
Hartford Dividend and Growth HLS Fund	18,216,992	61,274,241
Hartford Disciplined Equity HLS Fund	8,049,530	36,700,096
Hartford International Opportunities HLS Fund	1,548,428	4,393,988
Hartford MidCap HLS Fund	2,328,450	1,131,948
Hartford Ultrashort Bond HLS Fund	22,870,218	37,200,205
Hartford Small Company HLS Fund	2,341,045	2,349,128
Hartford SmallCap Growth HLS Fund	1,586,192	1,652,406
Hartford Stock HLS Fund	257,652	374,390
Lord Abbett Series Fund - Fundamental Equity Portfolio	542,851	2,152,984
Lord Abbett Series Fund - Dividend Growth Portfolio	2,263,121	2,434,260
Lord Abbett Series Fund - Bond Debenture Portfolio	3,931,464	4,701,939
Lord Abbett Series Fund - Growth and Income Portfolio	554,233	824,432
MFS® Growth Series	27,363,958	35,488,339
MFS® Global Equity Series	2,260,250	3,563,696
MFS® Investors Trust Series	7,709,838	22,912,744
MFS® Mid Cap Growth Series	15,566,789	13,425,844
MFS® New Discovery Series	20,533,682	20,333,530
MFS® Total Return Series	35,486,999	48,916,844
MFS® Value Series	13,410,436	45,213,745
MFS® Total Return Bond Series	54,229,890	62,602,410
MFS® Research Series	2,681,059	4,475,149
MFS® High Yield Portfolio	8,069,052	8,863,896
BlackRock Managed Volatility V.I. Fund	19,173,153	24,669,884
BlackRock Global Allocation V.I. Fund	559,028	216,215
BlackRock S&P 500 Index V.I. Fund	2,591,877	6,994,884
BlackRock Large Cap Focus Growth V.I. Fund	335,806	340,832
BlackRock Equity Dividend V.I. Fund	1,094,914	1,749,418
Morgan Stanley VIF Core Plus Fixed Income Portfolio	79,015	33,247
Morgan Stanley VIF Growth Portfolio	1,027,407	447,836
Morgan Stanley VIF Discovery Portfolio	8,368,678	6,141,371
Invesco V.I. American Value Fund+	42,787,645	10,310,962
BlackRock Capital Appreciation V.I. Fund	1,362,699	1,642,102
Invesco V.I. Discovery Mid Cap Growth Fund+	7,712,984	4,467,784
Invesco V.I. Capital Appreciation Fund+	284,912	396,253
Invesco V.I. Global Fund+	700,042	1,546,136
Invesco V.I. Main Street Fund®+	426,997	770,470
Invesco V.I. Main Street Small Cap Fund®+	1,108,517	3,683,459
Putnam VT Diversified Income Fund	4,302,743	4,308,502
Putnam VT Global Asset Allocation Fund	257,404	114,305
Putnam VT Growth Opportunities Fund	1,119,525	1,977,883
Putnam VT International Value Fund	34,594	42,670
Putnam VT International Equity Fund	184,998	141,306
Putnam VT Multi-Cap Core Fund	286,167	48,373
Putnam VT Small Cap Value Fund	2,009,157	1,381,426
Putnam VT Large Cap Value Fund+	386,896	286,766
PIMCO VIT All Asset Portfolio	89,288	35,295
PIMCO StocksPLUS® Global Portfolio	471,536	1,032,069
PIMCO VIT Global Managed Asset Allocation Portfolio	52,861	96,939
PSF PGIM Jennison Focused Blend Portfolio+	6,093	12,325
PSF PGIM Jennison Value Portfolio+	—	9,873
Invesco V.I. Growth and Income Fund	749,443	6,868,734
Invesco V.I. Comstock Fund	26,547	133,391
Invesco V.I. American Franchise Fund	8,400,417	12,486,553
Allspring VT Index Asset Allocation Fund+	265,507	88,850
Allspring VT International Equity Fund+	17,819	84,571
Allspring VT Small Cap Growth Fund+	147,981	312,893
Allspring VT Discovery Fund+	157,321	278,854
Allspring VT Opportunity Fund+	125,871	33,921
MFS® Core Equity Portfolio	3,603,208	3,625,071
MFS® Massachusetts Investors Growth Stock Portfolio	5,763,327	6,008,852
MFS® Research International Portfolio	3,115,204	2,119,746

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	6,820	65,602	(58,782)
American Century VP Growth Fund	3,380	11,328	(7,948)
AB VPS Balanced Wealth Strategy Portfolio	17,193	70,363	(53,170)
AB VPS International Value Portfolio	41,055	325,425	(284,370)
AB VPS Small/Mid Cap Value Portfolio	60,562	98,289	(37,727)
AB VPS International Growth Portfolio	5,709	11,434	(5,725)
Invesco V.I. Value Opportunities Fund+	2,094,591	17,767,807	(15,673,216)
Invesco V.I. Core Equity Fund	159,041	722,256	(563,215)
Invesco V.I. Government Securities Fund	14,970,291	19,049,879	(4,079,588)
Invesco V.I. High Yield Fund	6,413	978	5,435
Invesco V.I. International Growth Fund	1,148,288	2,836,978	(1,688,690)
Invesco V.I. Main Street Mid Cap Fund®+	1,393,626	4,865,920	(3,472,294)
Invesco V.I. Small Cap Equity Fund	228,816	488,328	(259,512)
Invesco V.I. Balanced-Risk Allocation Fund	36,269	62,378	(26,109)
Invesco V.I. Diversified Dividend Fund	7	43	(36)
Invesco V.I. Government Money Market Fund	6,800,745	9,322,382	(2,521,637)
American Century VP Mid Cap Value Fund	806	16,921	(16,115)
AB VPS Growth and Income Portfolio	32,230	33,399	(1,169)
American Funds Insurance Series® Capital World Bond Fund®	420,309	680,751	(260,442)
American Funds Insurance Series® Capital World Growth and Income Fund®+	316,119	1,068,094	(751,975)
American Funds Insurance Series® Asset Allocation Fund	1,011,469	2,459,316	(1,447,847)
American Funds Insurance Series® Washington Mutual Investors FundSM+	6,160,392	20,060,866	(13,900,474)
American Funds Insurance Series® The Bond Fund of America®+	4,073,185	5,061,049	(987,864)
American Funds Insurance Series® Global Growth Fund	288,848	957,242	(668,394)
American Funds Insurance Series® Growth Fund	753,512	6,707,040	(5,953,528)
American Funds Insurance Series® Growth-Income Fund	813,273	5,701,242	(4,887,969)
American Funds Insurance Series® International Fund	1,048,942	2,900,752	(1,851,810)
American Funds Insurance Series® New World Fund®	155,746	476,667	(320,921)
American Funds Insurance Series® Global Small Capitalization Fund	215,086	761,152	(546,066)
Allspring VT Omega Growth Fund+	108	4,798	(4,690)
Fidelity® VIP Growth Portfolio	28,263	45,132	(16,869)
Fidelity® VIP Contrafund® Portfolio	51,063	299,884	(248,821)
Fidelity® VIP Mid Cap Portfolio	41,948	324,580	(282,632)
Fidelity® VIP Value Strategies Portfolio	61,954	28,586	33,368
Fidelity® VIP Dynamic Capital Appreciation Portfolio	4,395	6,633	(2,238)
Fidelity® VIP Strategic Income Portfolio	9,245	17,640	(8,395)
Franklin Rising Dividends VIP Fund	190,349	1,398,822	(1,208,473)
Franklin Income VIP Fund	886,181	3,314,707	(2,428,526)
Franklin Large Cap Growth VIP Fund	134,171	383,489	(249,318)
Franklin Global Real Estate VIP Fund	2,470	30,943	(28,473)
Franklin Small-Mid Cap Growth VIP Fund	240,273	830,284	(590,011)
Franklin Small Cap Value VIP Fund	423,529	693,514	(269,985)
Franklin Strategic Income VIP Fund	1,123,400	1,505,454	(382,054)
Franklin Mutual Shares VIP Fund	408,928	2,801,178	(2,392,250)
Templeton Developing Markets VIP Fund	141,320	266,689	(125,369)
Templeton Foreign VIP Fund	829,401	1,961,308	(1,131,907)
Templeton Growth VIP Fund	211,287	972,337	(761,050)
Franklin Mutual Global Discovery VIP Fund	168,941	917,399	(748,458)
Franklin DynaTech VIP Fund+	226,430	308,810	(82,380)
Templeton Global Bond VIP Fund	339,933	348,976	(9,043)
Hartford Balanced HLS Fund	156,285	189,077	(32,792)
Hartford Total Return Bond HLS Fund	3,274,397	3,430,634	(156,237)
Hartford Capital Appreciation HLS Fund	174,629	1,765,459	(1,590,830)
Hartford Dividend and Growth HLS Fund	141,121	1,935,023	(1,793,902)
Hartford Disciplined Equity HLS Fund	47,906	919,788	(871,882)
Hartford International Opportunities HLS Fund	86,417	246,372	(159,955)
Hartford MidCap HLS Fund	100,034	81,445	18,589
Hartford Ultrashort Bond HLS Fund	17,692,143	24,835,795	(7,143,652)
Hartford Small Company HLS Fund	35,321	52,895	(17,574)
Hartford SmallCap Growth HLS Fund	23,334	34,525	(11,191)
Hartford Stock HLS Fund	3,761	10,351	(6,590)
Lord Abbett Series Fund - Fundamental Equity Portfolio	5,771	78,426	(72,655)
Lord Abbett Series Fund - Dividend Growth Portfolio	29,383	72,733	(43,350)
Lord Abbett Series Fund - Bond Debenture Portfolio	143,726	220,337	(76,611)
Lord Abbett Series Fund - Growth and Income Portfolio	1,388	34,984	(33,596)
MFS® Growth Series	250,333	904,641	(654,308)
MFS® Global Equity Series	35,749	93,546	(57,797)
MFS® Investors Trust Series	136,365	736,911	(600,546)
MFS® Mid Cap Growth Series	187,648	595,037	(407,389)
MFS® New Discovery Series	158,460	401,377	(242,917)
MFS® Total Return Series	618,370	1,690,942	(1,072,572)
MFS® Value Series	194,311	1,254,297	(1,059,986)
MFS® Total Return Bond Series	2,955,360	3,791,721	(836,361)
MFS® Research Series	42,841	111,461	(68,620)
MFS® High Yield Portfolio	416,718	620,112	(203,394)
BlackRock Managed Volatility V.I. Fund	1,774,588	2,251,773	(477,185)
BlackRock Global Allocation V.I. Fund	2,166	10,578	(8,412)
BlackRock S&P 500 Index V.I. Fund	41,868	425,037	(383,169)
BlackRock Large Cap Focus Growth V.I. Fund	2,027	5,706	(3,679)
BlackRock Equity Dividend V.I. Fund	12,700	64,077	(51,377)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	3,709	2,269	1,440
Morgan Stanley VIF Growth Portfolio	3,301	6,621	(3,320)
Morgan Stanley VIF Discovery Portfolio	37,385	85,917	(48,532)
Invesco V.I. American Value Fund+	3,778,251	771,762	3,006,489
BlackRock Capital Appreciation V.I. Fund	10,981	38,802	(27,821)
Invesco V.I. Discovery Mid Cap Growth Fund+	408,245	278,221	130,024
Invesco V.I. Capital Appreciation Fund+	3,552	9,257	(5,705)
Invesco V.I. Global Fund+	8,077	49,148	(41,071)
Invesco V.I. Main Street Fund®+	4,099	22,109	(18,010)
Invesco V.I. Main Street Small Cap Fund®+	10,749	105,068	(94,319)
Putnam VT Diversified Income Fund	288,953	279,359	9,594
Putnam VT Global Asset Allocation Fund	11,911	6,482	5,429
Putnam VT Growth Opportunities Fund	20,690	67,559	(46,869)
Putnam VT International Value Fund	1,371	2,717	(1,346)
Putnam VT International Equity Fund	9,886	8,804	1,082
Putnam VT Multi-Cap Core Fund	4,523	885	3,638
Putnam VT Small Cap Value Fund	78,700	54,323	24,377
Putnam VT Large Cap Value Fund+	7,396	7,839	(443)
PIMCO VIT All Asset Portfolio	941	1,877	(936)
PIMCO StocksPLUS® Global Portfolio	2,775	50,301	(47,526)
PIMCO VIT Global Managed Asset Allocation Portfolio	117	6,259	(6,142)
PSF PGIM Jennison Focused Blend Portfolio+	1,461	188	1,273
PSF PGIM Jennison Value Portfolio+	—	70	(70)
Invesco V.I. Growth and Income Fund	20,286	264,123	(243,837)
Invesco V.I. Comstock Fund	200	3,070	(2,870)
Invesco V.I. American Franchise Fund	78,576	322,878	(244,302)
Allspring VT Index Asset Allocation Fund+	69,997	10,268	59,729
Allspring VT International Equity Fund+	798	4,726	(3,928)
Allspring VT Small Cap Growth Fund+	4,312	35,158	(30,846)
Allspring VT Discovery Fund+	1,557	4,122	(2,565)
Allspring VT Opportunity Fund+	2,712	843	1,869
MFS® Core Equity Portfolio	91,868	149,870	(58,002)
MFS® Massachusetts Investors Growth Stock Portfolio	51,498	222,540	(171,042)
MFS® Research International Portfolio	166,098	132,898	33,200

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2020 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Value Fund	53,405	66,175	(12,770)
American Century VP Growth Fund	3,574	27,599	(24,025)
AB VPS Balanced Wealth Strategy Portfolio	26,942	94,634	(67,692)
AB VPS International Value Portfolio	299,760	306,525	(6,765)
AB VPS Small/Mid Cap Value Portfolio	70,581	103,269	(32,688)
AB VPS International Growth Portfolio	5,432	32,040	(26,608)
Invesco V.I. Value Opportunities Fund	1,867,210	3,207,817	(1,340,607)
Invesco V.I. Core Equity Fund	299,113	811,254	(512,141)
Invesco V.I. Government Securities Fund	31,929,514	33,724,688	(1,795,174)
Invesco V.I. High Yield Fund	3,009	1,325	1,684
Invesco V.I. International Growth Fund	1,855,886	4,548,323	(2,692,437)
Invesco V.I. Mid Cap Core Equity Fund	2,316,969	5,896,242	(3,579,273)
Invesco V.I. Small Cap Equity Fund	398,616	743,812	(345,196)
Invesco V.I. Balanced-Risk Allocation Fund	35,431	108,080	(72,649)
Invesco V.I. Diversified Dividend Fund	91	1,465	(1,374)
Invesco V.I. Government Money Market Fund	22,199,909	17,782,935	4,416,974
American Century VP Mid Cap Value Fund	3,466	5,246	(1,780)
AB VPS Growth and Income Portfolio	3,835	6,283	(2,448)
American Funds Insurance Series® Capital World Bond Fund®	561,588	1,062,593	(501,005)
American Funds Insurance Series® Global Growth and Income Fund	420,531	1,477,771	(1,057,240)
American Funds Insurance Series® Asset Allocation Fund	1,192,153	3,825,143	(2,632,990)
American Funds Insurance Series® Blue Chip Income and Growth Fund	7,266,823	23,995,910	(16,729,087)
American Funds Insurance Series® Bond Fund	7,160,357	8,664,211	(1,503,854)
American Funds Insurance Series® Global Growth Fund	394,479	1,304,474	(909,995)
American Funds Insurance Series® Growth Fund	1,377,057	10,328,985	(8,951,928)
American Funds Insurance Series® Growth-Income Fund	1,646,294	6,692,187	(5,045,893)
American Funds Insurance Series® International Fund	1,909,176	3,781,480	(1,872,304)
American Funds Insurance Series® New World Fund®	226,707	724,432	(497,725)
American Funds Insurance Series® Global Small Capitalization Fund	487,025	1,327,191	(840,166)
Wells Fargo VT Omega Growth Fund	1,716	2,175	(459)
Fidelity® VIP Growth Portfolio	53,441	90,401	(36,960)
Fidelity® VIP Contrafund® Portfolio	87,188	460,391	(373,203)
Fidelity® VIP Mid Cap Portfolio	219,259	464,031	(244,772)
Fidelity® VIP Value Strategies Portfolio	15,544	20,968	(5,424)
Fidelity® VIP Dynamic Capital Appreciation Portfolio	5,856	23,138	(17,282)
Fidelity® VIP Strategic Income Portfolio	4,405	20,451	(16,046)
Franklin Rising Dividends VIP Fund	460,584	1,881,582	(1,420,998)
Franklin Income VIP Fund	2,433,474	5,136,502	(2,703,028)
Franklin Large Cap Growth VIP Fund	231,830	622,507	(390,677)
Franklin Global Real Estate VIP Fund	6,902	23,721	(16,819)
Franklin Small-Mid Cap Growth VIP Fund	462,617	1,426,497	(963,880)
Franklin Small Cap Value VIP Fund	445,906	684,023	(238,117)
Franklin Strategic Income VIP Fund	1,171,318	2,246,086	(1,074,768)
Franklin Mutual Shares VIP Fund	1,584,508	2,797,308	(1,212,800)
Templeton Developing Markets VIP Fund	121,227	412,998	(291,771)
Templeton Foreign VIP Fund	2,002,813	1,959,627	43,186
Templeton Growth VIP Fund	289,438	1,490,327	(1,200,889)
Franklin Mutual Global Discovery VIP Fund	461,145	985,725	(524,580)
Franklin Flex Cap Growth VIP Fund	334,124	457,459	(123,335)
Templeton Global Bond VIP Fund	397,419	501,250	(103,831)
Hartford Balanced HLS Fund	89,320	140,784	(51,464)
Hartford Total Return Bond HLS Fund	5,307,764	5,933,235	(625,471)
Hartford Capital Appreciation HLS Fund	643,649	3,079,356	(2,435,707)
Hartford Dividend and Growth HLS Fund	1,146,061	1,686,008	(539,947)
Hartford Disciplined Equity HLS Fund	3,203,233	800,361	2,402,872
Hartford International Opportunities HLS Fund	167,645	465,639	(297,994)
Hartford MidCap HLS Fund	561,416	45,210	516,206
Hartford Ultrashort Bond HLS Fund	38,631,550	38,433,773	197,777
Hartford Small Company HLS Fund	46,938	140,196	(93,258)
Hartford SmallCap Growth HLS Fund	25,724	79,165	(53,441)
Hartford Stock HLS Fund	6,276	26,327	(20,051)
Lord Abbett Series Fund - Fundamental Equity Portfolio	83,336	92,579	(9,243)
Lord Abbett Series Fund - Dividend Growth Portfolio	54,866	122,971	(68,105)
Lord Abbett Series Fund - Bond Debenture Portfolio	133,387	259,381	(125,994)
Lord Abbett Series Fund - Growth and Income Portfolio	21,677	53,217	(31,540)
MFS® Growth Series	502,619	1,393,234	(890,615)
MFS® Global Equity Series	46,518	120,561	(74,043)
MFS® Investors Trust Series	238,621	789,322	(550,701)
MFS® Mid Cap Growth Series	338,360	781,726	(443,366)
MFS® New Discovery Series	290,648	768,723	(478,075)
MFS® Total Return Series	1,108,008	2,443,840	(1,335,832)
MFS® Value Series	774,293	1,271,822	(497,529)
MFS® Total Return Bond Series	4,632,314	6,668,631	(2,036,317)
MFS® Research Series	91,104	184,211	(93,107)
MFS® High Yield Portfolio	356,705	972,312	(615,607)
BlackRock Managed Volatility V.I. Fund	2,738,652	4,019,408	(1,280,756)
BlackRock Global Allocation V.I. Fund	875	34,459	(33,584)
BlackRock S&P 500 Index V.I. Fund	212,115	685,910	(473,795)
BlackRock Large Cap Focus Growth V.I. Fund	6,812	5,711	1,101
BlackRock Equity Dividend V.I. Fund	48,339	64,764	(16,425)
Morgan Stanley VIF Core Plus Fixed Income Portfolio	38,032	61,286	(23,254)
Morgan Stanley VIF Growth Portfolio	6,071	23,744	(17,673)
Morgan Stanley VIF Discovery Portfolio	105,206	223,488	(118,282)
Invesco V.I. American Value Fund	77,597	92,683	(15,086)
BlackRock Capital Appreciation V.I. Fund	12,870	71,871	(59,001)
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	803,163	145,157	658,006
Invesco Oppenheimer V.I. Capital Appreciation Fund	10,715	26,737	(16,022)
Invesco Oppenheimer V.I. Global Fund	38,769	109,584	(70,815)
Invesco Oppenheimer V.I. Main Street Fund®	13,882	25,545	(11,663)
Invesco Oppenheimer V.I. Main Street Small Cap Fund®	86,411	134,676	(48,265)
Putnam VT Diversified Income Fund	270,237	328,060	(57,823)
Putnam VT Global Asset Allocation Fund	9,437	14,665	(5,228)
Putnam VT Growth Opportunities Fund	27,506	116,602	(89,096)
Putnam VT International Value Fund	8,049	8,971	(922)
Putnam VT International Equity Fund	10,662	19,165	(8,503)
Putnam VT Multi-Cap Core Fund	212	1,950	(1,738)
Putnam VT Small Cap Value Fund	9,165	9,995	(830)
Putnam VT Equity Income Fund	11,557	19,532	(7,975)
PIMCO VIT All Asset Portfolio	1,692	18,003	(16,311)
PIMCO StocksPLUS® Global Portfolio	48,535	87,335	(38,800)
PIMCO VIT Global Managed Asset Allocation Portfolio	311	9,027	(8,716)
Prudential Series Jennison 20/20 Focus Portfolio	—	5,786	(5,786)
Prudential Series Value Portfolio	—	96	(96)
Invesco V.I. Growth and Income Fund	198,277	181,149	17,128
Invesco V.I. Comstock Fund	397	4,146	(3,749)
Invesco V.I. American Franchise Fund	252,252	427,578	(175,326)
Wells Fargo VT Index Asset Allocation Fund	218	10,906	(10,688)
Wells Fargo VT International Equity Fund	4,017	3,059	958
Wells Fargo VT Small Cap Growth Fund	10,150	64,613	(54,463)
Wells Fargo VT Discovery Fund	5,966	4,641	1,325
Wells Fargo VT Opportunity Fund	122	1,390	(1,268)
MFS® Core Equity Portfolio	122,172	180,019	(57,847)
MFS® Massachusetts Investors Growth Stock Portfolio	164,757	442,942	(278,185)
MFS® Research International Portfolio	100,594	306,355	(205,761)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2021. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Value Fund
2021	146,414	$26.033120	to	$28.999366	$4,030,928	0.50%	to	1.50%	1.49%	to	1.56%	22.43%	to	23.66%
2020	205,195	$21.263397	to	$23.450700	$4,609,972	0.50%	to	1.50%	2.18%	to	2.19%	(0.67)%	to	0.33%
2019	217,965	$21.406970	to	$23.374017	$4,906,131	0.50%	to	1.50%	1.86%	to	1.96%	25.03%	to	26.29%
2018	295,213	$17.121085	to	$18.508409	$5,289,999	0.50%	to	1.50%	1.52%	to	1.52%	(10.63)%	to	(9.73)%
2017	320,096	$19.157140	to	$20.503245	$6,385,211	0.50%	to	1.50%	1.51%	to	1.51%	6.96%	to	8.03%
American Century VP Growth Fund
2021	35,366	$40.994163	to	$45.605985	$1,509,332	0.50%	to	1.50%	—%	to	—%	25.24%	to	26.50%
2020	43,314	$32.731181	to	$36.051511	$1,469,284	0.50%	to	1.50%	0.32%	to	0.55%	32.67%	to	34.00%
2019	67,339	$24.671989	to	$26.904514	$1,721,325	0.50%	to	1.50%	0.22%	to	0.26%	33.32%	to	34.66%
2018	82,983	$18.505544	to	$19.979572	$1,586,285	0.50%	to	1.50%	0.06%	to	0.24%	(3.05)%	to	(2.08)%
2017	96,302	$19.088573	to	$20.403866	$1,888,933	0.50%	to	1.50%	0.66%	to	0.68%	28.29%	to	29.58%
AB VPS Balanced Wealth Strategy Portfolio
2021	507,310	$23.281991	to	$28.256774	$9,917,876	0.50%	to	2.70%	0.26%	to	0.27%	10.35%	to	12.80%
2020	560,480	$21.099126	to	$25.050508	$9,813,189	0.50%	to	2.70%	2.16%	to	2.18%	6.34%	to	8.71%
2019	628,172	$19.840768	to	$23.044027	$10,239,777	0.50%	to	2.70%	2.32%	to	2.33%	15.06%	to	17.61%
2018	740,003	$17.244421	to	$19.593049	$10,501,991	0.50%	to	2.70%	1.69%	to	1.73%	(8.90)%	to	(6.88)%
2017	889,614	$18.929797	to	$21.039797	$13,609,388	0.50%	to	2.70%	1.75%	to	1.82%	12.54%	to	15.05%
AB VPS International Value Portfolio
2021	1,285,159	$14.218987	to	$16.736638	$11,010,143	0.50%	to	2.75%	1.62%	to	1.71%	7.85%	to	10.30%
2020	1,569,529	$13.184279	to	$15.173551	$12,268,539	0.50%	to	2.75%	1.19%	to	1.60%	(0.56)%	to	1.70%
2019	1,576,294	$13.258740	to	$14.919716	$12,313,762	0.50%	to	2.75%	0.63%	to	0.85%	13.62%	to	16.21%
2018	1,626,906	$11.668889	to	$12.838845	$11,094,279	0.50%	to	2.75%	1.10%	to	1.17%	(25.07)%	to	(23.36)%
2017	1,728,674	$15.572737	to	$16.752424	$15,503,500	0.50%	to	2.75%	1.95%	to	1.99%	21.70%	to	24.47%
AB VPS Small/Mid Cap Value Portfolio
2021	275,856	$42.466171	to	$49.300894	$8,950,625	0.30%	to	2.70%	0.60%	to	0.60%	32.00%	to	35.20%
2020	313,583	$32.172236	to	$35.636456	$7,689,089	0.50%	to	2.70%	0.73%	to	0.74%	0.31%	to	2.54%
2019	346,271	$32.073274	to	$34.753847	$8,423,325	0.50%	to	2.70%	0.31%	to	0.32%	16.71%	to	19.30%
2018	392,493	$27.480825	to	$29.689119	$8,058,446	0.30%	to	2.70%	—%	to	0.22%	(17.55)%	to	(15.55)%
2017	464,283	$33.331456	to	$35.155191	$11,506,064	0.30%	to	2.70%	—%	to	0.25%	9.84%	to	12.51%
AB VPS International Growth Portfolio
2021	93,405	$14.915629	to	$22.988228	$1,379,823	0.85%	to	2.70%	—%	to	—%	5.13%	to	7.09%
2020	99,130	$13.927695	to	$21.866344	$1,372,050	0.85%	to	2.70%	0.76%	to	1.13%	26.15%	to	28.51%
2019	125,738	$10.838230	to	$17.333346	$1,332,215	0.85%	to	2.70%	0.28%	to	0.29%	23.85%	to	26.15%
2018	162,358	$8.591215	to	$13.925454	$1,359,160	0.85%	to	2.75%	—%	to	0.37%	(19.84)%	to	(18.30)%
2017	199,219	$10.515292	to	$17.371337	$2,061,180	0.85%	to	2.75%	0.86%	to	0.94%	30.99%	to	33.49%
Invesco V.I. Value Opportunities Fund+
2021	—	$3.052862	to	$33.526619	$—	0.85%	to	2.80%	0.79%	to	0.84%	27.17%	to	28.09%
2020	15,673,216	$2.383302	to	$26.363868	$31,507,884	0.85%	to	2.80%	0.39%	to	0.41%	2.54%	to	4.56%
2019	17,013,823	$2.279300	to	$25.710068	$33,109,911	0.85%	to	2.80%	0.23%	to	0.24%	27.01%	to	29.51%
2018	19,540,174	$1.759925	to	$20.241880	$29,626,076	0.85%	to	2.80%	0.31%	to	0.32%	(21.41)%	to	(19.86)%
2017	23,082,014	$2.196079	to	$25.756336	$44,043,927	0.85%	to	2.80%	0.39%	to	0.41%	14.20%	to	16.44%
Invesco V.I. Core Equity Fund
2021	2,919,525	$31.586991	to	$39.337168	$88,211,968	0.30%	to	2.80%	0.34%	to	0.72%	24.22%	to	27.00%
2020	3,482,739	$25.429266	to	$30.270210	$84,067,239	0.50%	to	2.80%	1.08%	to	1.33%	10.71%	to	13.01%
2019	3,994,880	$22.969659	to	$26.786554	$86,225,319	0.50%	to	2.80%	0.17%	to	0.94%	25.41%	to	28.02%
2018	4,755,831	$18.315957	to	$20.922989	$81,071,878	0.50%	to	2.80%	—%	to	0.88%	(11.90)%	to	(10.06)%
2017	5,494,225	$20.789462	to	$23.263545	$105,124,912	0.50%	to	2.80%	0.75%	to	0.99%	10.05%	to	12.31%
Invesco V.I. Government Securities Fund
2021	106,188,266	$1.609700	to	$9.730853	$144,867,997	0.85%	to	2.80%	2.38%	to	2.39%	(4.97)%	to	(3.09)%
2020	110,267,853	$1.661102	to	$10.239324	$156,247,571	0.85%	to	2.80%	2.48%	to	2.54%	3.34%	to	5.37%
2019	112,063,027	$1.576383	to	$9.908485	$152,304,300	0.85%	to	2.80%	2.53%	to	2.60%	3.14%	to	5.18%
2018	127,267,718	$1.498812	to	$9.606402	$165,985,376	0.85%	to	2.80%	1.92%	to	2.15%	(2.22)%	to	(0.29)%
2017	144,660,796	$1.503200	to	$9.824279	$190,728,662	0.85%	to	2.80%	1.72%	to	2.11%	(0.86)%	to	1.09%
Invesco V.I. High Yield Fund
2021	8,955	$1.956677	to	$13.697106	$67,905	1.35%	to	2.00%	—%	to	—%	2.32%	to	2.98%
2020	3,520	$13.387155	to	$13.853825	$48,298	1.65%	to	2.00%	—%	to	6.03%	1.27%	to	1.63%
2019	1,836	$13.218851	to	$13.631880	$24,791	1.65%	to	2.00%	5.82%	to	5.89%	11.26%	to	11.65%
2018	1,910	$11.880841	to	$12.209262	$23,116	1.65%	to	2.00%	2.11%	to	5.05%	(5.27)%	to	(4.93)%
2017	5,709	$12.541308	to	$12.842945	$73,126	1.65%	to	2.00%	4.02%	to	4.05%	4.19%	to	4.56%
Invesco V.I. International Growth Fund
2021	17,337,990	$22.918186	to	$26.097468	$84,197,584	0.30%	to	2.80%	1.03%	to	1.30%	2.97%	to	5.29%
2020	19,026,679	$22.258091	to	$24.786293	$88,569,542	0.30%	to	2.80%	1.81%	to	2.58%	10.85%	to	13.40%
2019	21,719,116	$20.079731	to	$21.857569	$90,790,929	0.30%	to	2.80%	1.24%	to	1.56%	25.03%	to	27.85%
2018	26,398,332	$16.060392	to	$17.095661	$87,725,467	0.30%	to	2.80%	1.53%	to	2.14%	(17.32)%	to	(15.46)%
2017	28,899,429	$19.425716	to	$20.221611	$113,514,536	0.30%	to	2.80%	1.13%	to	1.44%	19.61%	to	22.36%
Invesco V.I. Main Street Mid Cap Fund®+
2021	22,542,796	$27.655875	to	$33.009900	$87,329,262	0.50%	to	2.80%	0.21%	to	0.47%	19.84%	to	22.25%
2020	26,015,090	$23.076506	to	$27.001393	$83,283,176	0.50%	to	2.80%	0.50%	to	0.69%	6.23%	to	8.40%
2019	29,594,363	$21.722629	to	$24.909576	$88,269,067	0.50%	to	2.80%	0.20%	to	0.41%	21.82%	to	24.41%
2018	35,140,720	$17.831447	to	$20.021477	$85,000,806	0.50%	to	2.80%	0.10%	to	0.51%	(13.80)%	to	(12.04)%
2017	39,924,474	$20.685989	to	$22.762061	$110,933,838	0.50%	to	2.80%	0.31%	to	0.49%	11.75%	to	14.08%
Invesco V.I. Small Cap Equity Fund
2021	1,598,484	$35.837174	to	$44.323102	$58,889,141	0.30%	to	2.80%	—%	to	0.17%	17.08%	to	19.73%
2020	1,857,996	$30.608904	to	$37.017915	$57,826,992	0.30%	to	2.80%	0.02%	to	0.35%	23.73%	to	26.49%
2019	2,203,192	$24.738082	to	$29.265634	$54,897,538	0.30%	to	2.80%	—%	to	—%	23.11%	to	25.94%
2018	2,543,803	$20.094666	to	$23.237086	$51,112,034	0.30%	to	2.80%	—%	to	—%	(17.43)%	to	(15.53)%
2017	2,903,756	$24.335556	to	$27.508052	$69,706,636	0.30%	to	2.80%	—%	to	—%	10.91%	to	13.39%
Invesco V.I. Balanced-Risk Allocation Fund
2021	403,733	$14.796967	to	$18.761536	$6,764,968	0.50%	to	2.70%	2.99%	to	3.02%	6.35%	to	8.72%
2020	429,842	$13.913283	to	$17.257367	$6,714,837	0.50%	to	2.70%	5.85%	to	7.87%	7.06%	to	9.44%
2019	502,491	$12.995732	to	$16.048355	$7,265,234	0.30%	to	2.70%	—%	to	—%	11.82%	to	14.54%
2018	632,501	$11.621739	to	$13.794728	$8,103,412	0.50%	to	2.70%	1.32%	to	1.32%	(9.20)%	to	(7.18)%
2017	766,620	$12.798882	to	$14.861220	$10,680,721	0.50%	to	2.70%	3.56%	to	3.80%	6.91%	to	9.28%
Invesco V.I. Diversified Dividend Fund
2021	5,883	$22.420441	to	$24.574246	$137,616	1.65%	to	2.50%	1.19%	to	1.98%	15.67%	to	16.65%
2020	5,919	$19.383503	to	$21.693797	$119,258	1.35%	to	2.50%	—%	to	0.34%	(2.60)%	to	(1.47)%
2019	7,293	$19.901129	to	$22.018320	$151,389	1.35%	to	2.50%	2.11%	to	2.72%	21.69%	to	23.10%
2018	9,413	$16.353553	to	$17.886510	$160,692	1.35%	to	2.50%	1.27%	to	1.85%	(10.09)%	to	(9.05)%
2017	14,792	$18.188913	to	$19.666272	$280,816	1.35%	to	2.50%	0.47%	to	1.37%	5.67%	to	6.89%
Invesco V.I. Government Money Market Fund
2021	11,971,552	$8.217581	to	$10.186019	$107,384,600	0.30%	to	2.80%	—%	to	0.01%	(2.75)%	to	(0.29)%
2020	14,493,188	$8.450353	to	$10.215856	$132,351,183	0.30%	to	2.80%	0.12%	to	0.36%	(2.48)%	to	(0.01)%
2019	10,076,214	$8.664829	to	$10.216489	$93,646,341	0.30%	to	2.80%	1.89%	to	2.01%	(0.92)%	to	1.59%
2018	12,335,612	$8.744946	to	$10.056362	$114,197,424	0.30%	to	2.80%	0.07%	to	1.52%	(1.25)%	to	1.25%
2017	12,073,673	$8.876326	to	$9.932618	$112,207,073	0.30%	to	2.75%	0.52%	to	0.59%	(2.16)%	to	0.26%
American Century VP Mid Cap Value Fund
2021	21,004	$27.446798	to	$30.610848	$601,017	0.50%	to	1.50%	1.03%	to	1.03%	21.19%	to	22.40%
2020	37,119	$22.648611	to	$25.008360	$888,996	0.50%	to	1.50%	1.67%	to	1.72%	(0.39)%	to	0.61%
2019	38,899	$22.738331	to	$24.857624	$929,799	0.50%	to	1.50%	1.89%	to	1.92%	27.07%	to	28.35%
2018	40,624	$17.893636	to	$19.367050	$760,665	0.50%	to	1.50%	1.25%	to	1.27%	(14.26)%	to	(13.40)%
2017	47,397	$20.869222	to	$22.362747	$1,030,394	0.50%	to	1.50%	1.31%	to	1.42%	9.81%	to	10.91%
AB VPS Growth and Income Portfolio
2021	29,713	$13.564989	to	$14.295871	$415,806	0.85%	to	2.70%	0.62%	to	0.64%	24.43%	to	26.76%
2020	30,882	$10.901294	to	$11.278271	$344,123	0.85%	to	2.70%	1.33%	to	1.34%	(0.26)%	to	1.61%
2019♦	33,330	$10.929310	to	$11.100020	$367,948	0.85%	to	2.70%	1.02%	to	1.21%	9.29%	to	11.00%
American Funds Insurance Series® Capital World Bond Fund®
2021	4,089,913	$10.873729	to	$10.990013	$51,967,425	0.30%	to	2.80%	1.50%	to	1.79%	(7.55)%	to	(5.46)%
2020	4,350,355	$11.501867	to	$11.886905	$59,149,236	0.30%	to	2.80%	0.06%	to	1.21%	6.87%	to	9.29%
2019	4,851,360	$10.473324	to	$11.123236	$61,195,128	0.50%	to	2.80%	1.33%	to	1.57%	4.79%	to	7.00%
2018	5,620,115	$9.788153	to	$10.614502	$66,971,331	0.50%	to	2.80%	1.83%	to	2.30%	(4.06)%	to	(2.10)%
2017	6,241,749	$9.998043	to	$11.063204	$76,527,683	0.50%	to	2.80%	0.36%	to	0.64%	(0.02)%	to	3.90%
American Funds Insurance Series® Capital World Growth and Income Fund®+
2021	6,919,790	$15.444908	to	$32.743126	$159,457,338	0.30%	to	2.80%	1.54%	to	1.61%	11.61%	to	14.12%
2020	7,671,764	$13.533845	to	$29.337784	$157,099,332	0.30%	to	2.80%	1.05%	to	1.19%	5.73%	to	8.22%
2019	8,729,004	$12.505852	to	$27.748187	$167,704,947	0.30%	to	2.80%	1.82%	to	1.87%	27.52%	to	30.34%
2018	10,304,658	$9.594819	to	$21.759494	$153,644,023	0.30%	to	2.80%	1.49%	to	2.10%	(12.13)%	to	(10.16)%
2017	12,007,007	$10.679784	to	$24.762218	$200,823,377	0.30%	to	2.80%	1.83%	to	2.07%	6.80%	to	22.59%
American Funds Insurance Series® Asset Allocation Fund
2021	19,075,242	$15.347624	to	$29.496576	$581,841,613	0.30%	to	2.80%	1.43%	to	1.44%	11.92%	to	14.50%
2020	20,523,089	$13.404283	to	$26.354191	$555,981,970	0.30%	to	2.80%	1.49%	to	1.50%	9.35%	to	11.82%
2019	23,156,079	$11.928983	to	$24.100232	$566,177,064	0.50%	to	2.80%	1.18%	to	1.84%	17.88%	to	20.32%
2018	26,205,558	$9.942529	to	$20.443889	$536,366,677	0.30%	to	2.80%	—%	to	1.62%	(7.24)%	to	(5.12)%
2017	29,622,457	$10.478833	to	$22.039431	$646,846,987	0.30%	to	2.80%	1.06%	to	1.49%	4.79%	to	13.02%
American Funds Insurance Series® Washington Mutual Investors FundSM+
2021	113,637,336	$16.459154	to	$37.195024	$377,433,100	0.30%	to	2.80%	1.44%	to	1.66%	24.25%	to	27.13%
2020	127,537,810	$12.946697	to	$29.934644	$336,670,338	0.30%	to	2.80%	1.79%	to	1.99%	5.68%	to	8.15%
2019	144,266,897	$11.971410	to	$28.325310	$355,231,097	0.30%	to	2.80%	—%	to	2.07%	18.03%	to	20.67%
2018	166,365,386	$9.920577	to	$23.998900	$343,938,518	0.30%	to	2.80%	—%	to	1.91%	(11.18)%	to	(9.19)%
2017	192,383,937	$10.915463	to	$27.019907	$444,164,415	0.50%	to	2.80%	1.53%	to	2.32%	9.15%	to	13.81%
American Funds Insurance Series® The Bond Fund of America®+
2021	34,571,982	$11.660473	to	$12.618054	$556,442,946	0.30%	to	2.80%	—%	to	1.30%	(3.06)%	to	(0.88)%
2020	35,559,846	$11.764578	to	$13.016424	$584,861,828	0.30%	to	2.80%	1.75%	to	2.02%	6.71%	to	9.05%
2019	37,063,700	$10.788013	to	$12.198508	$565,041,589	0.30%	to	2.80%	1.75%	to	2.57%	6.34%	to	8.75%
2018	39,729,010	$9.919595	to	$11.471362	$560,828,893	0.30%	to	2.80%	1.95%	to	2.34%	(3.45)%	to	(1.18)%
2017	45,395,249	$10.029764	to	$11.881812	$655,757,093	0.50%	to	2.80%	1.43%	to	2.12%	0.30%	to	0.80%
American Funds Insurance Series® Global Growth Fund
2021	5,851,121	$19.390920	to	$45.738710	$246,903,435	0.50%	to	2.80%	0.22%	to	0.33%	13.21%	to	15.56%
2020	6,519,515	$16.780459	to	$40.402880	$240,606,671	0.50%	to	2.80%	0.15%	to	0.35%	26.86%	to	29.52%
2019	7,429,510	$13.019155	to	$31.847295	$215,164,656	0.30%	to	2.80%	0.10%	to	0.98%	31.54%	to	34.47%
2018	8,694,374	$9.681804	to	$24.210580	$189,532,658	0.30%	to	2.80%	—%	to	0.66%	(11.56)%	to	(9.51)%
2017	9,919,412	$10.690165	to	$27.374033	$241,148,675	0.50%	to	2.80%	0.48%	to	0.72%	6.90%	to	27.84%
American Funds Insurance Series® Growth Fund
2021	36,095,345	$25.393402	to	$68.691717	$1,767,325,407	0.30%	to	2.80%	0.06%	to	0.22%	18.62%	to	21.32%
2020	42,048,873	$20.931017	to	$57.907788	$1,708,113,864	0.30%	to	2.80%	0.20%	to	0.31%	47.89%	to	51.26%
2019	51,000,801	$13.837838	to	$39.157035	$1,371,182,846	0.30%	to	2.80%	0.57%	to	0.71%	27.16%	to	30.05%
2018	60,010,279	$10.640480	to	$30.792652	$1,251,103,962	0.30%	to	2.80%	0.15%	to	0.42%	(3.00)%	to	(0.80)%
2017	70,312,303	$10.726522	to	$31.745880	$1,490,487,512	0.30%	to	2.80%	0.35%	to	0.49%	7.27%	to	24.75%
American Funds Insurance Series® Growth-Income Fund
2021	33,887,795	$18.497110	to	$42.957770	$1,307,981,973	0.30%	to	2.80%	0.14%	to	1.15%	20.67%	to	23.43%
2020	38,775,765	$14.986062	to	$35.599175	$1,225,140,084	0.30%	to	2.80%	1.42%	to	2.11%	10.41%	to	12.91%
2019	43,821,658	$13.272731	to	$32.242598	$1,243,617,158	0.30%	to	2.80%	0.54%	to	1.58%	22.65%	to	25.48%
2018	50,717,703	$10.577822	to	$26.287348	$1,159,525,902	0.30%	to	2.80%	0.07%	to	1.32%	(4.50)%	to	(2.35)%
2017	59,038,124	$10.832443	to	$27.525937	$1,396,827,005	0.30%	to	2.80%	1.03%	to	1.44%	8.32%	to	19.00%
American Funds Insurance Series® International Fund
2021	16,667,082	$12.569372	to	$21.562722	$298,320,183	0.30%	to	2.80%	1.43%	to	2.37%	(4.22)%	to	(2.01)%
2020	18,518,892	$12.826795	to	$22.511944	$341,719,054	0.30%	to	2.80%	0.52%	to	0.65%	10.83%	to	13.32%
2019	20,391,196	$11.319229	to	$20.312988	$337,219,110	0.30%	to	2.80%	1.08%	to	1.26%	19.49%	to	22.30%
2018	23,715,497	$9.255268	to	$16.999775	$324,664,175	0.30%	to	2.80%	1.17%	to	1.68%	(15.53)%	to	(13.67)%
2017	26,072,803	$10.720462	to	$20.126051	$419,068,069	0.30%	to	2.80%	1.12%	to	1.31%	7.20%	to	28.50%
American Funds Insurance Series® New World Fund®
2021	2,815,469	$15.317447	to	$25.394896	$96,600,244	0.30%	to	2.80%	0.71%	to	0.82%	2.02%	to	4.32%
2020	3,136,390	$14.683658	to	$24.891107	$104,708,014	0.30%	to	2.80%	—%	to	0.07%	20.17%	to	22.92%
2019	3,634,115	$11.945320	to	$20.713392	$100,053,342	0.30%	to	2.80%	—%	to	0.88%	25.58%	to	28.43%
2018	4,332,865	$9.301084	to	$16.494279	$93,536,362	0.30%	to	2.80%	0.21%	to	0.93%	(16.41)%	to	(14.51)%
2017	5,096,826	$10.879165	to	$19.733185	$130,777,921	0.30%	to	2.80%	0.77%	to	0.86%	8.79%	to	25.87%
American Funds Insurance Series® Global Small Capitalization Fund
2021	4,268,971	$17.363886	to	$38.165054	$138,792,172	0.30%	to	2.80%	—%	to	—%	3.79%	to	6.11%
2020	4,815,037	$16.364324	to	$36.771169	$148,707,367	0.30%	to	2.80%	0.09%	to	0.19%	26.14%	to	29.00%
2019	5,655,203	$12.685349	to	$29.150643	$136,661,707	0.30%	to	2.80%	—%	to	0.16%	27.89%	to	30.85%
2018	6,678,822	$9.694514	to	$22.793980	$123,863,378	0.30%	to	2.80%	—%	to	0.08%	(13.02)%	to	(11.07)%
2017	7,574,123	$10.901655	to	$26.205876	$159,244,824	0.30%	to	2.80%	0.03%	to	0.43%	9.02%	to	22.42%
Allspring VT Omega Growth Fund+
2021	20,088	$48.849268	to	$55.722666	$1,027,547	1.35%	to	2.50%	—%	to	—%	12.14%	to	13.43%
2020	24,778	$43.562889	to	$49.124812	$1,127,457	1.35%	to	2.50%	—%	to	—%	39.65%	to	41.27%
2019	25,237	$31.193708	to	$34.774531	$821,976	1.35%	to	2.50%	—%	to	—%	33.67%	to	35.21%
2018	32,371	$23.337095	to	$25.719009	$781,216	1.35%	to	2.50%	—%	to	—%	(2.20)%	to	(1.07)%
2017	39,818	$23.862098	to	$25.996768	$977,174	1.35%	to	2.50%	0.01%	to	0.01%	31.28%	to	32.79%
Fidelity® VIP Growth Portfolio
2021	254,752	$49.837358	to	$65.752765	$11,868,971	0.75%	to	2.75%	—%	to	—%	19.57%	to	21.99%
2020	271,621	$40.855311	to	$54.990687	$10,415,540	0.75%	to	2.75%	—%	to	0.04%	39.66%	to	42.48%
2019	308,581	$28.337613	to	$39.375002	$8,323,589	0.85%	to	2.75%	0.05%	to	0.06%	30.34%	to	32.84%
2018	344,364	$21.331730	to	$30.208767	$7,208,009	0.85%	to	2.75%	0.03%	to	0.04%	(3.13)%	to	(1.27)%
2017	332,885	$21.607217	to	$31.186229	$7,127,386	0.85%	to	2.75%	0.01%	to	0.09%	31.16%	to	33.68%
Fidelity® VIP Contrafund® Portfolio
2021	1,386,813	$49.995060	to	$62.063797	$56,512,221	0.30%	to	2.75%	0.02%	to	0.03%	24.05%	to	27.13%
2020	1,635,634	$40.301088	to	$48.819647	$53,215,335	0.30%	to	2.75%	—%	to	0.08%	26.70%	to	29.84%
2019	2,008,837	$31.807540	to	$37.598764	$51,135,456	0.30%	to	2.75%	—%	to	0.22%	27.71%	to	30.88%
2018	2,462,778	$24.905161	to	$28.727338	$48,940,346	0.30%	to	2.75%	0.14%	to	0.43%	(9.17)%	to	(6.92)%
2017	2,833,361	$27.420725	to	$30.862825	$61,032,652	0.30%	to	2.75%	0.49%	to	0.78%	18.29%	to	21.22%
Fidelity® VIP Mid Cap Portfolio
2021	1,130,027	$39.924194	to	$45.810411	$34,507,910	0.30%	to	2.75%	0.34%	to	0.41%	21.91%	to	24.93%
2020	1,412,659	$32.749253	to	$36.668590	$34,907,728	0.30%	to	2.75%	0.38%	to	0.40%	14.67%	to	17.51%
2019	1,657,431	$28.559485	to	$31.203547	$35,292,931	0.30%	to	2.75%	0.69%	to	0.70%	19.83%	to	22.80%
2018	1,846,519	$23.833056	to	$25.409405	$32,491,587	0.30%	to	2.75%	0.38%	to	0.52%	(17.09)%	to	(15.03)%
2017	2,170,961	$28.744400	to	$29.903032	$45,581,416	0.30%	to	2.75%	0.37%	to	0.48%	17.27%	to	20.18%
Fidelity® VIP Value Strategies Portfolio
2021	91,899	$30.702538	to	$50.225344	$2,679,995	0.85%	to	2.40%	1.20%	to	1.24%	30.18%	to	32.21%
2020	58,531	$23.221930	to	$38.580890	$1,377,854	0.85%	to	2.40%	0.98%	to	1.10%	5.46%	to	7.11%
2019	63,955	$21.681228	to	$36.584116	$1,393,186	0.85%	to	2.40%	1.37%	to	1.43%	30.92%	to	32.96%
2018	79,732	$16.306147	to	$27.110179	$1,295,422	0.85%	to	2.70%	0.28%	to	0.71%	(19.70)%	to	(18.20)%
2017	100,333	$19.933332	to	$33.760175	$2,017,527	0.85%	to	2.70%	0.62%	to	1.27%	15.91%	to	18.08%
Fidelity® VIP Dynamic Capital Appreciation Portfolio
2021	58,761	$43.800871	to	$56.541411	$2,432,760	0.85%	to	2.70%	0.12%	to	0.14%	20.96%	to	23.22%
2020	60,999	$35.547216	to	$46.743316	$2,064,700	0.85%	to	2.70%	0.04%	to	0.05%	29.79%	to	32.21%
2019	78,281	$26.886246	to	$36.014225	$2,049,350	0.85%	to	2.70%	0.16%	to	0.38%	26.36%	to	28.72%
2018	107,907	$20.886845	to	$28.500314	$2,186,819	0.85%	to	2.70%	0.33%	to	0.33%	(7.70)%	to	(5.97)%
2017	115,614	$22.432813	to	$30.876583	$2,518,380	0.75%	to	2.70%	0.29%	to	0.77%	20.21%	to	22.58%
Fidelity® VIP Strategic Income Portfolio
2021	40,546	$13.712324	to	$19.205083	$702,306	0.30%	to	1.50%	2.45%	to	2.45%	1.99%	to	3.22%
2020	48,941	$13.444665	to	$18.182550	$833,489	0.50%	to	1.50%	2.82%	to	3.17%	5.56%	to	6.63%
2019	64,987	$12.735981	to	$17.414673	$1,055,729	0.30%	to	1.50%	(0.01)%	to	0.71%	9.01%	to	10.32%
2018	107,119	$11.683507	to	$15.785044	$1,477,624	0.30%	to	1.50%	2.53%	to	3.32%	(4.27)%	to	(3.11)%
2017	122,694	$12.204593	to	$16.292343	$1,766,495	0.30%	to	1.50%	2.99%	to	3.00%	5.94%	to	7.22%
Franklin Rising Dividends VIP Fund
2021	7,520,991	$41.618059	to	$55.206263	$359,847,575	0.30%	to	2.80%	—%	to	0.90%	23.29%	to	26.25%
2020	8,729,463	$33.756131	to	$43.727995	$335,263,191	0.30%	to	2.80%	—%	to	1.33%	12.77%	to	15.50%
2019	10,150,461	$29.934183	to	$37.859431	$341,912,010	0.30%	to	2.80%	1.14%	to	1.25%	25.66%	to	28.77%
2018	11,957,652	$23.820835	to	$29.400711	$317,633,896	0.30%	to	2.80%	—%	to	1.23%	(7.70)%	to	(5.45)%
2017	14,009,676	$25.807302	to	$31.095051	$399,111,952	0.30%	to	2.80%	1.33%	to	1.61%	17.23%	to	20.04%
Franklin Income VIP Fund
2021	16,027,949	$23.680426	to	$26.191692	$415,762,557	0.50%	to	2.80%	4.39%	to	4.58%	13.53%	to	16.01%
2020	18,456,475	$20.857865	to	$22.578017	$416,687,217	0.50%	to	2.80%	5.51%	to	5.84%	(2.09)%	to	0.08%
2019	21,159,503	$21.302460	to	$22.560764	$483,728,461	0.50%	to	2.80%	5.42%	to	6.06%	12.85%	to	15.47%
2018	24,236,716	$18.876011	to	$19.913326	$485,208,905	0.30%	to	2.80%	—%	to	5.00%	(6.95)%	to	(4.70)%
2017	28,538,059	$20.285231	to	$20.895917	$606,827,557	0.30%	to	2.80%	4.21%	to	8.01%	6.65%	to	9.22%
Franklin Large Cap Growth VIP Fund
2021	1,469,129	$48.018817	to	$50.772968	$61,688,365	0.85%	to	2.80%	—%	to	—%	12.09%	to	14.30%
2020	1,718,447	$42.838646	to	$44.420936	$63,707,734	0.85%	to	2.80%	—%	to	—%	40.64%	to	43.41%
2019	2,109,124	$30.459066	to	$30.974741	$55,208,343	0.85%	to	2.80%	—%	to	—%	30.86%	to	33.44%
2018	2,449,726	$23.212650	to	$23.275572	$48,563,075	0.85%	to	2.80%	—%	to	—%	(4.19)%	to	(2.30)%
2017	2,939,730	$23.759455	to	$24.293354	$60,185,340	0.85%	to	2.80%	0.46%	to	0.61%	24.57%	to	27.02%
Franklin Global Real Estate VIP Fund
2021	97,009	$23.714385	to	$41.524470	$3,009,173	0.95%	to	2.55%	0.87%	to	0.87%	23.60%	to	25.59%
2020	125,482	$19.186362	to	$33.062977	$3,130,683	0.95%	to	2.55%	3.24%	to	3.45%	(7.77)%	to	(6.28)%
2019	142,301	$20.391204	to	$35.279198	$3,807,359	0.95%	to	2.65%	—%	to	2.63%	19.17%	to	21.22%
2018	172,374	$16.853118	to	$29.104006	$3,796,411	0.95%	to	2.80%	—%	to	2.64%	(9.35)%	to	(7.66)%
2017	208,226	$18.591557	to	$31.517252	$4,998,111	0.95%	to	2.80%	3.01%	to	3.18%	7.42%	to	9.43%
Franklin Small-Mid Cap Growth VIP Fund
2021	3,939,487	$52.364348	to	$62.295841	$142,328,557	0.30%	to	2.80%	—%	to	—%	6.97%	to	9.53%
2020	4,529,499	$48.950188	to	$56.876734	$152,574,617	0.30%	to	2.80%	—%	to	—%	50.81%	to	54.54%
2019	5,493,379	$32.457390	to	$36.803193	$121,802,759	0.30%	to	2.80%	—%	to	—%	27.81%	to	30.87%
2018	6,485,817	$25.395749	to	$28.121593	$111,371,499	0.30%	to	2.80%	—%	to	—%	(7.99)%	to	(5.74)%
2017	7,468,122	$27.599807	to	$29.834508	$137,382,495	0.30%	to	2.80%	—%	to	—%	18.05%	to	20.94%
Franklin Small Cap Value VIP Fund
2021	1,760,440	$36.977000	to	$45.706594	$45,134,575	0.30%	to	2.80%	1.00%	to	1.18%	21.91%	to	24.80%
2020	2,030,425	$30.516310	to	$36.624803	$42,493,966	0.30%	to	2.75%	1.05%	to	1.25%	2.34%	to	4.82%
2019	2,268,542	$29.819901	to	$34.942097	$45,900,609	0.30%	to	2.75%	0.76%	to	1.01%	22.92%	to	25.85%
2018	2,647,976	$24.259372	to	$27.764714	$43,119,544	0.30%	to	2.75%	0.05%	to	0.87%	(15.24)%	to	(13.27)%
2017	3,080,722	$28.621801	to	$32.012289	$58,630,176	0.30%	to	2.75%	0.04%	to	0.67%	7.65%	to	10.23%
Franklin Strategic Income VIP Fund
2021	9,449,456	$15.493879	to	$17.380494	$188,194,465	0.30%	to	2.80%	3.15%	to	3.50%	(0.54)%	to	1.75%
2020	9,831,510	$15.578112	to	$17.081450	$195,538,996	0.30%	to	2.80%	4.47%	to	5.04%	0.89%	to	3.04%
2019	10,906,278	$15.440780	to	$16.578242	$213,860,882	0.30%	to	2.80%	5.04%	to	5.51%	5.41%	to	7.61%
2018	12,546,657	$14.647895	to	$15.405700	$230,150,851	0.30%	to	2.80%	2.18%	to	3.07%	(4.62)%	to	(2.53)%
2017	14,549,002	$15.357547	to	$15.805359	$277,263,838	0.30%	to	2.80%	2.69%	to	3.09%	1.85%	to	4.15%
Franklin Mutual Shares VIP Fund
2021	12,847,685	$23.547457	to	$29.800088	$337,321,667	0.30%	to	2.80%	2.87%	to	3.35%	15.88%	to	18.71%
2020	15,239,936	$20.320731	to	$25.104208	$339,985,377	0.30%	to	2.80%	2.82%	to	2.86%	(7.67)%	to	(5.45)%
2019	16,452,736	$22.008085	to	$26.552413	$394,139,465	0.30%	to	2.80%	1.76%	to	1.85%	19.19%	to	22.07%
2018	19,198,031	$18.464947	to	$21.751800	$381,757,499	0.30%	to	2.80%	2.24%	to	2.32%	(11.58)%	to	(9.43)%
2017	22,437,624	$20.882885	to	$24.016641	$498,668,499	0.30%	to	2.80%	1.60%	to	2.17%	5.36%	to	7.93%
Templeton Developing Markets VIP Fund
2021	1,291,056	$12.506718	to	$20.461234	$32,349,327	0.75%	to	2.80%	0.89%	to	1.06%	(8.12)%	to	(6.60)%
2020	1,416,425	$13.390894	to	$22.269389	$38,175,667	0.75%	to	2.80%	4.06%	to	4.38%	14.15%	to	16.17%
2019	1,708,196	$11.526961	to	$19.509720	$40,186,810	0.75%	to	2.80%	0.85%	to	1.21%	23.41%	to	25.54%
2018	1,984,393	$9.181585	to	$15.808248	$37,227,696	0.75%	to	2.80%	0.77%	to	1.10%	(17.78)%	to	(16.44)%
2017	2,409,893	$10.988310	to	$19.226779	$54,805,799	0.75%	to	2.80%	0.82%	to	0.83%	36.77%	to	39.26%
Templeton Foreign VIP Fund
2021	9,873,373	$14.610145	to	$17.126068	$132,542,957	0.30%	to	2.80%	1.44%	to	1.86%	1.28%	to	3.79%
2020	11,005,281	$14.425058	to	$16.500981	$144,275,159	0.30%	to	2.80%	2.51%	to	3.15%	(3.89)%	to	(1.63)%
2019	10,962,095	$15.008576	to	$16.775065	$147,918,407	0.30%	to	2.80%	1.34%	to	1.72%	9.42%	to	12.16%
2018	11,940,926	$13.716230	to	$14.956769	$145,794,147	0.30%	to	2.80%	1.80%	to	2.66%	(17.78)%	to	(15.79)%
2017	12,756,762	$16.682072	to	$17.761339	$187,462,676	0.30%	to	2.80%	1.03%	to	2.82%	13.47%	to	16.27%
Templeton Growth VIP Fund
2021	5,981,831	$19.662894	to	$24.039915	$109,171,197	0.30%	to	2.80%	—%	to	1.11%	1.98%	to	4.53%
2020	6,742,880	$19.281926	to	$22.474536	$119,117,131	0.50%	to	2.80%	2.79%	to	3.10%	2.88%	to	5.13%
2019	7,943,769	$18.742523	to	$21.378475	$134,621,942	0.50%	to	2.80%	2.71%	to	2.77%	11.98%	to	14.39%
2018	9,138,860	$16.738119	to	$18.688430	$137,083,857	0.50%	to	2.80%	1.98%	to	1.99%	(17.20)%	to	(15.31)%
2017	10,606,309	$20.215726	to	$22.065681	$189,772,954	0.50%	to	2.80%	1.45%	to	1.61%	15.23%	to	17.79%
Franklin Mutual Global Discovery VIP Fund
2021	4,196,670	$21.306071	to	$26.501293	$137,309,646	0.30%	to	2.80%	—%	to	2.66%	15.84%	to	18.62%
2020	4,945,128	$18.392654	to	$22.340643	$137,702,973	0.30%	to	2.80%	1.37%	to	2.14%	(7.10)%	to	(4.83)%
2019	5,469,708	$19.798818	to	$22.985609	$162,335,851	0.50%	to	2.80%	1.35%	to	1.62%	20.93%	to	23.66%
2018	6,444,802	$16.371480	to	$18.944755	$156,498,730	0.30%	to	2.80%	—%	to	2.66%	(13.67)%	to	(11.57)%
2017	7,598,510	$18.963990	to	$21.424104	$210,755,251	0.30%	to	2.80%	—%	to	2.03%	5.60%	to	8.18%
Franklin DynaTech VIP Fund+
2021	848,489	$47.876154	to	$60.486497	$35,166,883	0.30%	to	2.80%	—%	to	—%	12.94%	to	15.74%
2020	930,870	$42.391561	to	$52.261385	$33,881,906	0.30%	to	2.80%	—%	to	—%	40.89%	to	44.28%
2019	1,054,205	$30.256268	to	$36.223168	$27,111,373	0.30%	to	2.75%	—%	to	—%	27.61%	to	30.63%
2018	1,293,208	$23.710450	to	$27.728948	$25,851,878	0.30%	to	2.75%	—%	to	—%	0.34%	to	2.79%
2017	1,155,409	$23.630633	to	$26.977144	$22,759,157	0.30%	to	2.75%	—%	to	—%	23.50%	to	26.41%
Templeton Global Bond VIP Fund
2021	2,296,732	$11.082463	to	$13.344830	$27,458,837	0.30%	to	2.75%	—%	to	—%	(7.59)%	to	(5.30)%
2020	2,305,775	$11.992471	to	$14.090979	$29,449,163	0.30%	to	2.75%	7.37%	to	7.94%	(7.92)%	to	(5.63)%
2019	2,409,606	$13.023897	to	$14.932338	$32,981,409	0.30%	to	2.75%	3.87%	to	6.83%	(0.91)%	to	1.55%
2018	2,813,144	$13.143033	to	$14.704197	$38,345,933	0.30%	to	2.75%	—%	to	—%	(0.87)%	to	1.59%
2017	3,470,775	$13.258132	to	$14.473838	$47,195,841	0.30%	to	2.75%	—%	to	—%	(1.00)%	to	1.46%

Hartford Balanced HLS Fund
2021	676,615	$27.843308	to	$30.650377	$17,324,278	0.75%	to	2.75%	1.03%	to	1.04%	16.40%	to	18.75%
2020	709,408	$23.446984	to	$26.332005	$15,342,572	0.75%	to	2.75%	1.74%	to	1.75%	8.59%	to	10.78%
2019	760,872	$21.164966	to	$24.249355	$15,115,177	0.75%	to	2.75%	—%	to	1.97%	19.47%	to	21.88%
2018	844,134	$17.365466	to	$20.297980	$13,888,152	0.75%	to	2.75%	1.27%	to	2.02%	(7.81)%	to	(5.95)%
2017	1,009,281	$18.463892	to	$22.018140	$17,409,773	0.75%	to	2.75%	2.08%	to	2.41%	12.46%	to	14.73%
Hartford Total Return Bond HLS Fund
2021	23,136,359	$13.797838	to	$17.313982	$335,977,863	0.30%	to	2.75%	2.33%	to	2.37%	(3.63)%	to	(1.24)%
2020	23,292,596	$14.318003	to	$17.531791	$346,178,605	0.30%	to	2.75%	3.11%	to	3.62%	6.07%	to	8.70%
2019	23,918,067	$13.498558	to	$16.128537	$331,007,722	0.30%	to	2.75%	3.81%	to	3.96%	7.65%	to	10.32%
2018	27,940,339	$12.539261	to	$14.619820	$354,652,251	0.30%	to	2.75%	3.96%	to	3.96%	(3.50)%	to	(1.10)%
2017	32,000,872	$12.993794	to	$14.783073	$415,178,451	0.30%	to	2.75%	2.48%	to	3.07%	2.31%	to	4.84%
Hartford Capital Appreciation HLS Fund
2021	9,485,297	$43.132622	to	$49.272253	$286,383,478	0.30%	to	2.75%	0.47%	to	0.47%	11.65%	to	14.42%
2020	11,076,126	$38.632384	to	$43.063520	$295,109,924	0.30%	to	2.75%	0.97%	to	1.07%	18.61%	to	21.55%
2019	13,511,833	$32.571271	to	$35.428709	$299,528,244	0.30%	to	2.75%	1.16%	to	1.22%	27.72%	to	30.89%
2018	15,941,263	$25.501961	to	$27.068075	$273,100,447	0.30%	to	2.75%	0.92%	to	0.92%	(9.48)%	to	(7.24)%
2017	19,295,231	$28.173404	to	$29.179248	$360,299,836	0.30%	to	2.75%	0.73%	to	1.18%	18.83%	to	21.77%
Hartford Dividend and Growth HLS Fund
2021	7,092,190	$40.745500	to	$52.851697	$246,553,116	0.30%	to	2.75%	1.21%	to	1.80%	28.42%	to	31.60%
2020	8,886,092	$31.728677	to	$40.160573	$236,980,571	0.30%	to	2.75%	1.96%	to	1.98%	4.85%	to	7.45%
2019	9,426,039	$30.262417	to	$37.377415	$236,220,737	0.30%	to	2.75%	1.62%	to	1.94%	25.12%	to	28.22%
2018	10,856,132	$24.187336	to	$29.151244	$214,615,173	0.30%	to	2.75%	1.89%	to	2.07%	(7.89)%	to	(5.60)%
2017	13,309,362	$26.258956	to	$30.881557	$282,222,360	0.30%	to	2.75%	0.92%	to	2.20%	15.15%	to	18.00%
Hartford Disciplined Equity HLS Fund
2021	3,562,389	$52.609743	to	$66.323768	$151,522,137	0.30%	to	2.75%	0.48%	to	0.55%	22.11%	to	25.14%
2020	4,434,271	$43.082464	to	$52.999310	$152,409,114	0.30%	to	2.75%	0.46%	to	0.61%	14.84%	to	17.69%
2019	2,031,399	$37.515305	to	$45.033974	$59,400,217	0.30%	to	2.75%	0.87%	to	0.90%	30.48%	to	33.72%
2018	2,402,842	$28.750748	to	$33.677853	$53,248,095	0.30%	to	2.75%	0.69%	to	0.73%	(4.65)%	to	(2.29)%

2017	3,055,760	$30.153710	to	$34.465864	$70,287,111	0.30%	to	2.75%	0.87%	to	0.92%	18.61%	to	21.55%
Hartford International Opportunities HLS Fund
2021	1,435,427	$23.796615	to	$27.706532	$24,788,920	0.50%	to	2.75%	0.95%	to	0.97%	4.89%	to	7.28%
2020	1,595,382	$22.686433	to	$25.826368	$25,943,090	0.50%	to	2.75%	1.54%	to	1.92%	17.18%	to	19.85%
2019	1,893,376	$19.359982	to	$21.549247	$25,954,962	0.50%	to	2.75%	1.83%	to	1.86%	23.00%	to	25.80%
2018	2,255,164	$15.740108	to	$17.459030	$24,805,799	0.30%	to	2.75%	—%	to	1.97%	(20.95)%	to	(18.99)%
2017	2,335,203	$19.912101	to	$21.551337	$32,179,511	0.30%	to	2.75%	1.38%	to	1.45%	21.86%	to	24.88%
Hartford MidCap HLS Fund
2021	534,795	$12.748560	to	$13.106566	$6,923,351	0.75%	to	2.75%	—%	to	—%	6.93%	to	9.09%
2020♦	516,206	$11.922760	to	$12.014847	$6,182,088	0.75%	to	2.75%	0.05%	to	0.05%	19.23%	to	20.15%
Hartford Ultrashort Bond HLS Fund
2021	91,259,871	$7.498523	to	$10.247895	$117,737,726	0.30%	to	2.80%	0.64%	to	0.72%	(2.94)%	to	(0.76)%
2020	98,403,523	$7.725870	to	$10.326324	$133,152,337	0.30%	to	2.80%	2.00%	to	2.75%	(1.36)%	to	0.97%
2019	98,205,746	$7.832605	to	$10.227567	$115,074,616	0.30%	to	2.80%	1.67%	to	1.85%	(0.03)%	to	2.24%
2018	113,630,044	$7.834631	to	$10.003964	$134,005,501	0.30%	to	2.80%	0.92%	to	1.14%	(1.24)%	to	0.97%
2017	117,103,265	$7.932890	to	$9.907999	$135,483,984	0.30%	to	2.80%	0.50%	to	0.68%	(1.78)%	to	0.50%
Hartford Small Company HLS Fund
2021	194,483	$50.038304	to	$62.241896	$7,522,635	0.30%	to	2.70%	—%	to	—%	(1.15)%	to	1.26%
2020	212,058	$50.618292	to	$61.469444	$8,299,316	0.30%	to	2.70%	—%	to	—%	51.38%	to	55.05%
2019	305,316	$33.437917	to	$39.644606	$7,933,115	0.30%	to	2.70%	—%	to	—%	33.35%	to	36.59%
2018	403,212	$24.949259	to	$29.025186	$7,829,177	0.30%	to	2.75%	—%	to	—%	(6.83)%	to	(4.52)%
2017	459,894	$26.778910	to	$30.398870	$9,371,476	0.30%	to	2.75%	—%	to	—%	22.94%	to	25.98%
Hartford SmallCap Growth HLS Fund
2021	158,929	$46.755776	to	$56.385620	$6,904,019	0.85%	to	2.70%	—%	to	—%	1.25%	to	3.14%
2020	170,120	$45.333541	to	$55.691814	$7,246,406	0.85%	to	2.70%	—%	to	—%	29.65%	to	32.07%
2019	223,561	$34.325486	to	$42.955144	$7,206,461	0.85%	to	2.70%	—%	to	—%	32.20%	to	34.67%
2018	254,160	$25.489508	to	$32.493141	$6,128,516	0.85%	to	2.70%	—%	to	—%	(14.05)%	to	(12.45)%
2017	270,646	$29.113197	to	$37.806308	$7,539,079	0.85%	to	2.70%	0.04%	to	0.04%	16.88%	to	19.06%
Hartford Stock HLS Fund
2021	87,018	$37.478505	to	$47.451817	$3,032,441	0.75%	to	2.75%	—%	to	1.25%	21.59%	to	24.05%
2020	93,608	$30.213209	to	$39.025590	$2,658,770	0.75%	to	2.75%	1.73%	to	1.76%	9.04%	to	11.24%
2019	113,659	$27.160468	to	$35.791325	$2,970,045	0.75%	to	2.75%	1.62%	to	1.70%	27.66%	to	30.24%
2018	124,953	$20.854119	to	$28.035981	$2,514,293	0.75%	to	2.75%	1.57%	to	1.60%	(2.85)%	to	(0.89)%
2017	142,368	$21.041260	to	$28.859313	$2,911,375	0.75%	to	2.75%	1.81%	to	1.86%	16.60%	to	18.95%

Lord Abbett Series Fund - Fundamental Equity Portfolio
2021	267,022	$26.746522	to	$34.923848	$7,957,663	0.30%	to	1.50%	0.81%	to	0.82%	25.42%	to	26.93%
2020	339,677	$21.325736	to	$27.513897	$8,007,610	0.30%	to	1.50%	1.28%	to	1.30%	0.26%	to	1.47%
2019	348,920	$21.270769	to	$27.115679	$8,131,876	0.30%	to	1.50%	1.27%	to	1.29%	19.71%	to	21.15%
2018	431,468	$17.768894	to	$22.381671	$8,360,895	0.30%	to	1.50%	1.48%	to	1.52%	(9.52)%	to	(8.43)%
2017	489,396	$19.639304	to	$24.442408	$10,425,364	0.30%	to	1.50%	1.01%	to	1.08%	10.90%	to	12.24%
Lord Abbett Series Fund - Dividend Growth Portfolio
2021	391,959	$37.805561	to	$39.142080	$13,607,209	0.85%	to	2.70%	0.71%	to	0.72%	22.28%	to	24.56%
2020	435,309	$30.351644	to	$32.010824	$12,212,643	0.85%	to	2.70%	0.99%	to	1.00%	12.34%	to	14.44%
2019	503,414	$26.522169	to	$28.494124	$12,422,002	0.85%	to	2.70%	1.21%	to	1.65%	23.08%	to	25.38%
2018	580,067	$21.153997	to	$23.150651	$11,512,131	0.85%	to	2.70%	1.56%	to	1.78%	(7.21)%	to	(5.48)%
2017	744,634	$22.380222	to	$24.950037	$15,778,135	0.85%	to	2.70%	1.39%	to	1.65%	15.95%	to	18.12%
Lord Abbett Series Fund - Bond Debenture Portfolio
2021	1,200,629	$21.359651	to	$22.724399	$24,361,010	0.30%	to	2.75%	3.03%	to	3.04%	0.48%	to	2.97%
2020	1,277,240	$21.258370	to	$22.069358	$25,427,299	0.30%	to	2.75%	—%	to	3.91%	4.39%	to	6.98%
2019	1,403,234	$20.363491	to	$20.628919	$26,401,905	0.30%	to	2.75%	3.90%	to	4.60%	10.28%	to	13.01%
2018	1,623,048	$18.253325	to	$18.465138	$27,322,304	0.30%	to	2.75%	2.06%	to	4.34%	(6.62)%	to	(4.31)%
2017	1,944,938	$19.074756	to	$19.774784	$34,529,633	0.30%	to	2.75%	4.24%	to	5.27%	6.25%	to	8.88%
Lord Abbett Series Fund - Growth and Income Portfolio
2021	189,121	$30.095647	to	$34.319846	$4,715,608	0.50%	to	2.70%	1.03%	to	1.06%	25.59%	to	28.38%
2020	222,717	$23.964248	to	$26.733735	$4,345,495	0.50%	to	2.70%	1.42%	to	1.63%	(0.04)%	to	2.19%
2019	254,257	$23.973427	to	$26.162084	$4,885,617	0.50%	to	2.70%	1.14%	to	1.66%	19.23%	to	21.88%
2018	318,328	$20.106254	to	$21.464992	$5,145,419	0.50%	to	2.70%	1.30%	to	1.39%	(10.59)%	to	(8.60)%
2017	358,117	$22.488239	to	$23.485274	$6,380,452	0.50%	to	2.70%	1.30%	to	1.35%	10.36%	to	12.82%
MFS® Growth Series
2021	3,548,786	$65.012733	to	$75.873965	$139,687,460	0.50%	to	2.80%	—%	to	—%	20.12%	to	22.62%
2020	4,203,094	$54.121821	to	$63.315526	$136,880,944	0.30%	to	2.80%	—%	to	—%	28.22%	to	31.14%
2019	5,093,709	$42.210773	to	$48.280216	$128,071,253	0.30%	to	2.80%	—%	to	—%	34.34%	to	37.37%
2018	6,133,274	$31.421847	to	$35.147304	$113,877,939	0.30%	to	2.80%	—%	to	0.09%	(0.17)%	to	2.10%
2017	7,074,218	$31.474515	to	$34.422833	$129,988,680	0.30%	to	2.80%	—%	to	0.10%	27.78%	to	30.69%
MFS® Global Equity Series
2021	383,325	$35.110198	to	$50.361007	$14,873,447	0.85%	to	2.80%	0.62%	to	0.64%	13.97%	to	16.22%
2020	441,123	$30.805206	to	$43.333033	$14,819,542	0.85%	to	2.80%	1.14%	to	1.18%	10.16%	to	12.33%
2019	515,166	$27.964174	to	$38.576897	$15,510,757	0.85%	to	2.80%	1.06%	to	1.07%	26.97%	to	29.46%

2018	604,591	$22.025073	to	$29.797244	$14,187,572	0.85%	to	2.80%	0.93%	to	0.97%	(12.24)%	to	(10.51)%
2017	677,506	$25.095961	to	$33.295481	$17,955,365	0.85%	to	2.80%	0.83%	to	0.84%	20.65%	to	23.02%
MFS® Investors Trust Series
2021	3,574,200	$41.234188	to	$51.836044	$113,453,747	0.30%	to	2.80%	—%	to	0.61%	23.31%	to	26.13%
2020	4,174,746	$33.438558	to	$41.097703	$106,269,699	0.30%	to	2.80%	—%	to	0.58%	10.72%	to	13.26%
2019	4,725,447	$30.199846	to	$36.286223	$107,691,405	0.30%	to	2.80%	—%	to	0.67%	27.95%	to	30.85%
2018	5,562,235	$23.603351	to	$27.208442	$98,100,581	0.50%	to	2.80%	0.44%	to	0.67%	(8.10)%	to	(6.18)%
2017	6,645,003	$25.683454	to	$28.999979	$125,968,764	0.50%	to	2.80%	0.55%	to	0.59%	19.94%	to	22.41%
MFS® Mid Cap Growth Series
2021	2,601,697	$28.058038	to	$65.132381	$60,292,349	0.70%	to	2.80%	—%	to	—%	10.96%	to	13.32%
2020	3,009,086	$24.760771	to	$58.698293	$62,012,330	0.70%	to	2.80%	—%	to	—%	32.71%	to	35.53%
2019	3,452,452	$18.269827	to	$44.229437	$53,237,801	0.70%	to	2.80%	—%	to	—%	34.83%	to	37.69%
2018	3,792,952	$13.268367	to	$32.802850	$43,126,770	0.70%	to	2.80%	—%	to	—%	(1.56)%	to	0.53%
2017	3,995,361	$13.198596	to	$33.323344	$45,491,916	0.70%	to	2.80%	0.12%	to	0.12%	23.49%	to	26.11%
MFS® New Discovery Series
2021	1,734,808	$37.275551	to	$68.237219	$80,456,774	0.30%	to	2.80%	—%	to	—%	(1.01)%	to	1.27%
2020	1,977,726	$36.808596	to	$68.934908	$92,010,570	0.30%	to	2.80%	—%	to	—%	41.86%	to	45.15%
2019	2,455,801	$25.359412	to	$48.592365	$80,406,264	0.30%	to	2.80%	—%	to	—%	37.79%	to	40.85%
2018	2,889,259	$18.004396	to	$35.265658	$67,501,124	0.30%	to	2.80%	—%	to	—%	(4.20)%	to	(2.01)%
2017	3,381,773	$18.373911	to	$36.811059	$81,873,280	0.30%	to	2.80%	—%	to	—%	23.16%	to	25.95%
MFS® Total Return Series
2021	11,830,641	$23.591459	to	$28.815788	$324,293,690	0.50%	to	2.80%	1.62%	to	1.80%	10.97%	to	13.27%
2020	12,903,213	$21.260098	to	$25.440330	$316,131,503	0.50%	to	2.80%	2.02%	to	2.33%	6.78%	to	8.97%
2019	14,239,045	$19.909961	to	$23.841697	$324,003,945	0.30%	to	2.80%	1.83%	to	2.32%	17.06%	to	19.76%
2018	16,356,311	$17.008213	to	$19.533646	$314,878,710	0.50%	to	2.80%	2.01%	to	2.20%	(8.22)%	to	(6.34)%
2017	18,942,270	$18.531286	to	$20.856045	$392,914,262	0.50%	to	2.80%	2.18%	to	2.33%	9.20%	to	11.47%
MFS® Value Series
2021	5,089,140	$34.678532	to	$43.210412	$193,290,476	0.30%	to	2.80%	1.00%	to	1.41%	21.99%	to	24.78%
2020	6,149,126	$28.427263	to	$34.628548	$188,125,615	0.30%	to	2.80%	1.22%	to	1.37%	0.62%	to	2.91%
2019	6,646,655	$28.253107	to	$33.648755	$200,487,244	0.30%	to	2.80%	0.89%	to	2.13%	26.22%	to	29.12%
2018	7,949,863	$22.384386	to	$26.060543	$188,324,052	0.30%	to	2.80%	1.34%	to	1.60%	(12.57)%	to	(10.62)%
2017	9,268,810	$25.602921	to	$29.158588	$248,060,668	0.30%	to	2.80%	1.95%	to	2.80%	14.40%	to	17.00%
MFS® Total Return Bond Series
2021	25,683,248	$13.629638	to	$16.578034	$397,065,930	0.30%	to	2.80%	2.55%	to	2.90%	(3.55)%	to	(1.36)%

2020	26,519,609	$14.131653	to	$16.807267	$419,720,767	0.30%	to	2.80%	3.19%	to	3.31%	5.47%	to	7.85%
2019	28,555,926	$13.398268	to	$15.584006	$423,526,367	0.30%	to	2.80%	2.70%	to	3.42%	7.16%	to	9.59%
2018	30,203,152	$12.502604	to	$14.220199	$412,528,001	0.30%	to	2.80%	2.42%	to	3.24%	(3.82)%	to	(1.62)%
2017	35,811,847	$12.998837	to	$14.454941	$502,285,810	0.30%	to	2.80%	2.62%	to	3.40%	1.57%	to	3.87%
MFS® Research Series
2021	448,325	$45.779792	to	$47.916199	$18,829,376	0.85%	to	2.80%	0.52%	to	0.62%	21.36%	to	23.75%
2020	516,944	$37.722972	to	$38.721351	$17,695,642	0.85%	to	2.80%	0.70%	to	0.71%	13.37%	to	15.61%
2019	610,051	$33.272925	to	$33.494040	$18,194,507	0.85%	to	2.80%	0.77%	to	0.77%	29.28%	to	31.82%
2018	689,800	$25.408533	to	$25.737662	$15,758,840	0.85%	to	2.80%	0.67%	to	0.68%	(7.01)%	to	(5.18)%
2017	816,125	$26.796181	to	$27.678174	$19,827,240	0.85%	to	2.80%	1.33%	to	1.34%	19.96%	to	22.32%
MFS® High Yield Portfolio
2021	4,453,231	$12.054708	to	$14.230920	$58,238,454	0.85%	to	2.80%	4.68%	to	4.98%	0.63%	to	2.61%
2020	4,656,625	$11.979282	to	$13.868809	$59,909,066	0.85%	to	2.80%	5.62%	to	5.94%	2.19%	to	4.20%
2019	5,272,232	$11.723106	to	$13.310228	$65,743,224	0.85%	to	2.80%	5.69%	to	5.80%	11.64%	to	13.84%
2018	6,009,940	$10.500893	to	$11.692453	$66,479,236	0.85%	to	2.80%	5.23%	to	5.59%	(5.76)%	to	(3.90)%
2017	7,094,251	$11.142162	to	$12.166841	$82,430,207	0.85%	to	2.80%	5.99%	to	6.51%	3.74%	to	5.78%
BlackRock Managed Volatility V.I. Fund
2021	16,241,742	$10.050212	to	$10.528032	$166,563,045	0.30%	to	1.50%	0.68%	to	0.69%	(0.97)%	to	0.23%
2020	16,718,927	$10.148217	to	$10.503914	$172,259,392	0.30%	to	1.50%	3.57%	to	3.91%	1.71%	to	2.94%
2019	17,999,683	$9.977691	to	$10.204233	$181,417,022	0.30%	to	1.50%	3.12%	to	3.33%	0.33%	to	1.54%
2018♦	18,917,925	$9.944640	to	$10.049156	$189,034,748	0.30%	to	1.50%	1.47%	to	1.56%	(0.55)%	to	0.49%
BlackRock Global Allocation V.I. Fund
2021	166,803	$16.986623	to	$18.945652	$2,981,920	0.50%	to	1.50%	0.80%	to	0.82%	4.83%	to	5.88%
2020	175,215	$16.203754	to	$17.892685	$2,972,635	0.50%	to	1.50%	1.12%	to	1.24%	18.91%	to	20.11%
2019	208,799	$13.626681	to	$14.897373	$2,964,117	0.50%	to	1.50%	0.89%	to	0.97%	16.00%	to	17.17%
2018	249,993	$11.746905	to	$12.714556	$3,050,152	0.50%	to	1.50%	0.75%	to	0.87%	(8.96)%	to	(8.04)%
2017	322,727	$12.902316	to	$14.018676	$4,288,316	0.30%	to	1.50%	—%	to	1.26%	12.02%	to	13.37%
BlackRock S&P 500 Index V.I. Fund
2021	1,346,304	$17.380425	to	$18.206649	$23,823,567	0.30%	to	1.50%	—%	to	0.96%	26.32%	to	27.85%
2020	1,729,473	$13.758540	to	$14.240813	$24,120,303	0.30%	to	1.50%	1.01%	to	1.51%	16.17%	to	17.57%
2019	2,203,268	$11.843536	to	$12.067255	$26,337,235	0.50%	to	1.50%	1.71%	to	1.83%	29.02%	to	30.32%
2018♦	2,949,855	$9.179496	to	$9.259866	$27,195,572	0.50%	to	1.50%	0.87%	to	0.98%	(8.21)%	to	(7.40)%
BlackRock Large Cap Focus Growth V.I. Fund
2021	29,347	$45.118429	to	$45.995891	$1,454,304	1.40%	to	2.55%	—%	to	—%	15.11%	to	16.45%

2020	33,025	$39.194292	to	$39.499726	$1,452,654	1.40%	to	2.55%	—%	to	—%	40.13%	to	41.75%
2019	31,924	$27.866648	to	$27.970691	$945,925	1.40%	to	2.55%	—%	to	—%	29.36%	to	30.86%
2018	37,538	$21.295723	to	$22.114518	$852,663	1.40%	to	2.40%	—%	to	—%	0.57%	to	1.58%
2017	32,732	$20.964346	to	$21.989346	$713,429	1.40%	to	2.40%	0.04%	to	0.04%	26.49%	to	27.76%
BlackRock Equity Dividend V.I. Fund
2021	195,852	$26.259233	to	$29.287454	$5,455,987	0.50%	to	1.50%	1.28%	to	1.29%	18.51%	to	19.70%
2020	247,229	$22.158237	to	$24.467754	$5,780,783	0.50%	to	1.50%	1.99%	to	2.00%	2.03%	to	3.05%
2019	263,654	$21.717742	to	$23.742678	$6,014,127	0.50%	to	1.50%	1.66%	to	1.82%	25.56%	to	26.82%
2018	330,993	$17.296234	to	$18.720835	$5,983,949	0.50%	to	1.50%	1.70%	to	1.73%	(8.79)%	to	(7.88)%
2017	366,948	$18.964125	to	$20.321731	$7,235,392	0.50%	to	1.50%	1.52%	to	1.56%	14.76%	to	15.91%
Morgan Stanley VIF Core Plus Fixed Income Portfolio
2021	26,482	$11.516363	to	$12.700625	$329,952	1.35%	to	2.50%	2.54%	to	2.66%	(2.99)%	to	(1.87)%
2020	25,042	$11.871423	to	$12.942491	$317,614	1.35%	to	2.50%	2.57%	to	2.68%	4.89%	to	6.11%
2019	48,296	$11.317636	to	$12.197706	$576,034	1.35%	to	2.50%	2.85%	to	3.79%	7.88%	to	9.13%
2018	54,489	$10.490950	to	$11.177474	$598,806	1.35%	to	2.50%	2.29%	to	2.30%	(3.36)%	to	(2.24)%
2017	57,811	$10.855365	to	$11.433487	$650,807	1.35%	to	2.50%	2.65%	to	2.89%	3.28%	to	4.47%
Morgan Stanley VIF Growth Portfolio
2021	50,469	$54.212144	to	$59.783461	$2,918,031	1.35%	to	2.50%	—%	to	—%	(2.61)%	to	(1.49)%
2020	53,789	$55.666283	to	$60.685679	$3,171,223	1.35%	to	2.50%	—%	to	—%	111.42%	to	113.86%
2019	71,462	$26.329522	to	$28.376220	$1,981,141	1.35%	to	2.50%	—%	to	—%	28.23%	to	29.71%
2018	89,228	$20.533733	to	$21.877160	$1,912,946	1.35%	to	2.50%	—%	to	—%	4.65%	to	5.86%
2017	104,276	$19.621835	to	$20.666424	$2,120,267	1.35%	to	2.50%	—%	to	—%	39.30%	to	40.91%
Morgan Stanley VIF Discovery Portfolio
2021	192,697	$64.305507	to	$86.787914	$11,929,291	0.75%	to	2.75%	—%	to	—%	(13.60)%	to	(11.86)%
2020	241,229	$72.956541	to	$100.452206	$16,754,787	0.75%	to	2.75%	—%	to	—%	145.22%	to	150.16%
2019	359,511	$29.163487	to	$40.963429	$10,190,301	0.75%	to	2.75%	—%	to	—%	36.18%	to	38.92%
2018	436,965	$20.992792	to	$30.081415	$9,038,625	0.75%	to	2.75%	—%	to	—%	7.53%	to	9.70%
2017	566,431	$19.136337	to	$27.975403	$10,679,916	0.75%	to	2.75%	—%	to	—%	34.84%	to	37.56%
Invesco V.I. American Value Fund+
2021	3,358,447	$11.548300	to	$26.765010	$43,334,574	0.85%	to	2.80%	0.22%	to	0.43%	15.48%	to	26.55%
2020	351,958	$21.150556	to	$28.207094	$7,392,671	0.85%	to	2.70%	0.67%	to	0.71%	(1.83)%	to	—%
2019	367,044	$21.149754	to	$28.732744	$7,803,167	0.85%	to	2.70%	0.41%	to	0.46%	21.39%	to	23.66%
2018	383,179	$17.103787	to	$23.669420	$6,649,337	0.85%	to	2.70%	0.19%	to	0.19%	(15.19)%	to	(13.60)%
2017	486,864	$19.797010	to	$27.908531	$9,762,560	0.85%	to	2.70%	0.59%	to	0.61%	6.76%	to	8.75%

BlackRock Capital Appreciation V.I. Fund
2021	110,442	$40.825547	to	$45.533466	$4,836,397	0.50%	to	1.50%	—%	to	—%	19.09%	to	20.29%
2020	138,263	$34.280772	to	$37.853614	$5,059,800	0.50%	to	1.50%	—%	to	—%	39.41%	to	40.81%
2019	197,264	$24.589436	to	$26.882304	$5,149,701	0.50%	to	1.50%	—%	to	—%	29.59%	to	30.89%
2018	258,112	$18.974761	to	$20.537687	$5,175,559	0.50%	to	1.50%	—%	to	—%	0.61%	to	1.62%
2017	309,859	$18.860184	to	$20.210434	$6,134,935	0.50%	to	1.50%	—%	to	—%	30.97%	to	32.28%
Invesco V.I. Discovery Mid Cap Growth Fund+
2021	788,030	$16.492001	to	$17.014987	$13,179,636	0.75%	to	2.75%	—%	to	—%	15.87%	to	17.91%
2020♦	658,006	$14.232850	to	$14.430906	$9,431,487	0.75%	to	2.75%	—%	to	—%	42.33%	to	44.31%
Invesco V.I. Capital Appreciation Fund+
2021	62,191	$38.774335	to	$51.240034	$2,329,233	0.85%	to	2.75%	—%	to	—%	18.97%	to	21.25%
2020	67,896	$31.979744	to	$43.070737	$2,110,960	0.85%	to	2.75%	—%	to	—%	32.55%	to	35.09%
2019	83,918	$23.673502	to	$32.494995	$1,935,835	0.85%	to	2.75%	—%	to	—%	32.17%	to	34.70%
2018	93,111	$17.575314	to	$24.586540	$1,605,464	0.85%	to	2.75%	—%	to	—%	(8.51)%	to	(6.75)%
2017	116,652	$18.847828	to	$26.872804	$2,143,118	0.85%	to	2.75%	0.01%	to	0.01%	23.08%	to	25.43%
Invesco V.I. Global Fund+
2021	276,195	$32.478133	to	$40.822860	$8,596,649	0.75%	to	2.70%	—%	to	—%	12.10%	to	14.31%
2020	317,265	$28.412144	to	$36.414905	$8,633,558	0.75%	to	2.70%	0.46%	to	0.46%	23.95%	to	26.39%
2019	388,080	$22.480450	to	$29.379437	$8,456,104	0.75%	to	2.70%	0.64%	to	0.64%	27.96%	to	30.47%
2018	470,554	$17.229964	to	$22.844788	$7,883,824	0.75%	to	2.75%	—%	to	0.76%	(15.74)%	to	(14.04)%
2017	603,990	$19.848103	to	$27.113411	$11,748,456	0.85%	to	2.75%	0.73%	to	0.74%	32.63%	to	35.17%
Invesco V.I. Main Street Fund®+
2021	128,821	$35.575411	to	$42.644352	$4,450,679	0.85%	to	2.75%	0.50%	to	0.52%	23.78%	to	26.16%
2020	146,831	$28.199727	to	$34.450876	$4,024,432	0.85%	to	2.75%	1.18%	to	1.19%	10.61%	to	12.73%
2019	158,494	$25.014872	to	$31.146070	$3,853,090	0.85%	to	2.75%	0.82%	to	0.82%	28.17%	to	30.62%
2018	184,688	$19.150336	to	$24.300801	$3,443,956	0.85%	to	2.75%	0.80%	to	0.97%	(10.59)%	to	(8.88)%
2017	229,122	$21.015465	to	$27.179393	$4,721,825	0.85%	to	2.75%	1.28%	to	1.29%	13.47%	to	15.65%
Invesco V.I. Main Street Small Cap Fund®+
2021	311,440	$38.899581	to	$47.656306	$11,563,262	0.75%	to	2.75%	0.18%	to	0.18%	18.95%	to	21.35%
2020	405,759	$32.055781	to	$40.064537	$12,455,660	0.75%	to	2.75%	0.36%	to	0.36%	16.39%	to	18.74%
2019	454,024	$26.996174	to	$34.422168	$11,802,094	0.75%	to	2.75%	—%	to	—%	22.72%	to	25.19%
2018	484,996	$21.563857	to	$28.050269	$10,136,779	0.75%	to	2.75%	0.06%	to	0.06%	(12.97)%	to	(11.21)%
2017	576,630	$24.285483	to	$32.229329	$13,657,970	0.75%	to	2.75%	0.64%	to	0.65%	10.82%	to	13.06%
Putnam VT Diversified Income Fund

2021	1,824,275	$14.848115	to	$16.715081	$25,017,263	0.75%	to	2.75%	0.61%	to	0.62%	(9.47)%	to	(7.65)%
2020	1,814,681	$16.077243	to	$18.464522	$27,098,261	0.75%	to	2.75%	7.48%	to	7.50%	(3.59)%	to	(1.64)%
2019	1,872,504	$16.346098	to	$19.152513	$28,636,833	0.75%	to	2.75%	2.60%	to	3.12%	8.21%	to	10.40%
2018	2,156,710	$14.806364	to	$17.698731	$30,081,445	0.75%	to	2.75%	4.18%	to	4.21%	(3.67)%	to	(1.72)%
2017	2,508,788	$15.065752	to	$18.372651	$35,835,823	0.75%	to	2.75%	5.39%	to	5.49%	4.22%	to	6.32%
Putnam VT Global Asset Allocation Fund
2021	107,742	$24.603639	to	$30.221676	$2,446,703	0.85%	to	2.40%	0.68%	to	0.71%	11.25%	to	12.99%
2020	102,313	$21.775976	to	$27.165979	$2,079,168	0.85%	to	2.40%	—%	to	1.87%	9.65%	to	11.36%
2019	107,541	$18.872712	to	$24.775815	$1,973,903	1.15%	to	2.40%	1.43%	to	1.43%	14.35%	to	15.79%
2018	127,893	$16.298800	to	$21.665735	$2,015,973	1.15%	to	2.40%	1.82%	to	1.83%	(9.46)%	to	(8.32)%
2017	151,952	$17.777749	to	$23.929053	$2,626,171	1.15%	to	2.40%	1.44%	to	1.60%	12.60%	to	14.02%
Putnam VT Growth Opportunities Fund
2021	177,643	$30.323257	to	$32.422408	$5,557,059	0.30%	to	1.50%	—%	to	—%	20.83%	to	22.29%
2020	224,512	$25.095714	to	$26.513258	$5,785,337	0.30%	to	1.50%	0.04%	to	0.08%	36.64%	to	38.29%
2019	313,608	$18.365711	to	$19.035053	$5,881,379	0.50%	to	1.50%	0.14%	to	0.15%	34.71%	to	36.06%
2018	470,600	$13.633590	to	$13.990078	$6,518,438	0.50%	to	1.50%	—%	to	—%	0.86%	to	1.87%
2017	547,444	$13.517918	to	$13.776811	$7,472,966	0.30%	to	1.50%	0.11%	to	0.11%	28.96%	to	30.51%
Putnam VT International Value Fund
2021	43,043	$11.481388	to	$18.040757	$523,696	1.25%	to	2.40%	1.93%	to	1.97%	12.21%	to	13.51%
2020	44,389	$10.114857	to	$16.077292	$478,242	1.25%	to	2.40%	2.30%	to	2.45%	1.48%	to	2.65%
2019	45,311	$9.853684	to	$15.843295	$475,243	1.25%	to	2.40%	2.59%	to	2.65%	17.37%	to	18.73%
2018	51,340	$8.299263	to	$13.498161	$450,739	1.25%	to	2.40%	2.02%	to	2.39%	(19.57)%	to	(18.64)%
2017	60,117	$10.200436	to	$16.782350	$651,030	1.25%	to	2.40%	1.50%	to	1.53%	21.74%	to	23.15%
Putnam VT International Equity Fund
2021	84,843	$13.833220	to	$18.915231	$1,157,492	0.85%	to	2.75%	1.17%	to	1.17%	5.87%	to	7.90%
2020	83,761	$12.820487	to	$17.866625	$1,074,572	0.85%	to	2.75%	1.60%	to	1.64%	9.06%	to	11.15%
2019	92,264	$11.534710	to	$16.382955	$1,083,193	0.85%	to	2.75%	1.34%	to	1.39%	21.76%	to	24.09%
2018	106,314	$9.396449	to	$13.454862	$957,637	0.75%	to	2.75%	1.16%	to	1.31%	(21.31)%	to	(19.72)%
2017	127,442	$11.704235	to	$17.098285	$1,424,922	0.75%	to	2.75%	0.92%	to	2.21%	23.15%	to	25.63%
Putnam VT Multi-Cap Core Fund
2021	9,622	$42.538338	to	$59.441281	$510,049	0.50%	to	1.50%	0.54%	to	0.63%	29.06%	to	30.36%
2020	5,984	$32.959760	to	$45.598830	$224,852	0.50%	to	1.50%	0.92%	to	0.96%	15.58%	to	16.74%
2019	7,722	$28.516968	to	$39.059945	$248,881	0.50%	to	1.50%	1.13%	to	1.44%	29.67%	to	30.98%
2018	8,572	$21.991171	to	$30.394347	$215,105	0.30%	to	1.50%	—%	to	1.20%	(9.01)%	to	(7.91)%

2017	14,520	$24.168620	to	$32.448772	$405,202	0.50%	to	1.50%	1.13%	to	1.14%	21.03%	to	22.24%
Putnam VT Small Cap Value Fund
2021	67,251	$30.681995	to	$38.455959	$1,870,112	0.75%	to	2.70%	0.71%	to	0.72%	36.18%	to	38.86%
2020	42,874	$22.096036	to	$28.239224	$900,164	0.75%	to	2.70%	1.08%	to	1.23%	1.19%	to	3.19%
2019	43,704	$21.413659	to	$27.905966	$892,737	0.75%	to	2.70%	0.64%	to	0.65%	20.93%	to	23.31%
2018	45,574	$17.365277	to	$23.075216	$756,534	0.75%	to	2.70%	0.41%	to	0.77%	(22.06)%	to	(20.53)%
2017	57,884	$21.850147	to	$29.607146	$1,228,881	0.75%	to	2.70%	0.69%	to	0.71%	5.00%	to	7.07%
Putnam VT Large Cap Value Fund+
2021	32,262	$35.334896	to	$48.357208	$1,416,319	0.50%	to	1.50%	1.16%	to	1.24%	25.41%	to	26.67%
2020	32,706	$28.175653	to	$39.064389	$1,095,011	0.30%	to	1.50%	—%	to	1.72%	4.23%	to	5.49%
2019	40,681	$27.032683	to	$36.263155	$1,366,375	0.50%	to	1.50%	1.93%	to	2.12%	28.47%	to	29.75%
2018	53,352	$21.042805	to	$27.947538	$1,378,784	0.50%	to	1.50%	0.71%	to	0.77%	(9.85)%	to	(8.94)%
2017	61,404	$23.342323	to	$30.692956	$1,762,744	0.50%	to	1.50%	1.73%	to	2.11%	17.01%	to	18.18%
PIMCO VIT All Asset Portfolio
2021	43,625	$15.283244	to	$17.045431	$703,780	0.50%	to	1.50%	10.20%	to	11.00%	14.31%	to	15.46%
2020	44,561	$13.369505	to	$14.762743	$625,049	0.50%	to	1.50%	4.60%	to	4.97%	6.30%	to	7.37%
2019	60,872	$12.576923	to	$13.749444	$792,669	0.50%	to	1.50%	1.96%	to	2.09%	10.08%	to	11.19%
2018	73,708	$11.425188	to	$12.366123	$867,445	0.50%	to	1.50%	2.54%	to	3.08%	(6.85)%	to	(5.92)%
2017	99,058	$12.265947	to	$13.327046	$1,242,297	0.30%	to	1.50%	—%	to	4.36%	11.69%	to	13.04%
PIMCO StocksPLUS® Global Portfolio
2021	191,586	$19.752364	to	$22.029739	$3,992,674	0.50%	to	1.50%	0.06%	to	0.06%	17.56%	to	18.74%
2020	239,112	$16.802412	to	$18.553325	$4,219,162	0.50%	to	1.50%	1.09%	to	1.09%	11.35%	to	12.47%
2019	277,912	$15.089366	to	$16.496037	$4,383,644	0.50%	to	1.50%	1.40%	to	1.51%	25.63%	to	26.89%
2018	352,379	$12.010920	to	$13.000146	$4,406,544	0.50%	to	1.50%	1.51%	to	1.57%	(12.07)%	to	(11.19)%
2017	375,181	$13.659766	to	$14.637587	$5,309,552	0.50%	to	1.50%	3.32%	to	3.36%	21.16%	to	22.38%
PIMCO VIT Global Managed Asset Allocation Portfolio
2021	21,904	$15.041219	to	$15.909085	$330,425	0.70%	to	1.45%	2.32%	to	2.39%	10.98%	to	11.82%
2020	28,046	$13.552839	to	$14.671524	$380,846	0.65%	to	1.45%	8.01%	to	8.46%	15.03%	to	15.96%
2019	36,762	$11.729235	to	$12.652540	$434,769	0.65%	to	1.50%	0.25%	to	2.09%	15.22%	to	16.20%
2018	38,403	$10.179815	to	$11.018292	$393,719	0.50%	to	1.50%	1.20%	to	1.61%	(7.02)%	to	(6.08)%
2017	43,195	$10.947978	to	$11.731778	$475,756	0.50%	to	1.50%	2.11%	to	2.18%	12.30%	to	13.43%

PSF PGIM Jennison Focused Blend Portfolio+

2021	154,171	$4.045894	to	$4.609546	$709,282	1.70%	to	2.35%	—%	to	—%	13.64%	to	14.39%
2020	152,898	$4.029826	to	$40.249876	$615,189	1.70%	to	2.60%	—%	to	—%	27.07%	to	28.21%
2019	158,684	$3.143028	to	$31.676262	$654,279	1.70%	to	2.60%	—%	to	—%	25.11%	to	26.24%
2018	178,550	$2.489775	to	$25.319208	$567,954	1.70%	to	2.60%	—%	to	—%	(8.14)%	to	(7.31)%
2017	191,786	$2.686226	to	$27.564086	$648,894	1.70%	to	2.60%	—%	to	—%	26.42%	to	27.56%
PSF PGIM Jennison Value Portfolio+
2021	154,992	$2.757629	to	$32.738564	$473,146	1.70%	to	2.45%	—%	to	—%	24.20%	to	25.14%
2020	155,062	$2.203655	to	$26.358552	$380,229	1.70%	to	2.45%	—%	to	—%	0.65%	to	1.41%
2019	155,158	$2.173014	to	$26.187551	$377,769	1.70%	to	2.45%	—%	to	—%	22.54%	to	23.47%
2018	172,385	$1.760016	to	$21.369927	$337,867	1.70%	to	2.45%	—%	to	—%	(12.41)%	to	(11.75)%
2017	186,068	$1.994303	to	$24.396954	$412,283	1.70%	to	2.45%	—%	to	—%	13.69%	to	14.54%
Invesco V.I. Growth and Income Fund
2021	783,657	$28.223981	to	$30.743240	$22,391,709	0.75%	to	2.75%	1.31%	to	1.36%	24.71%	to	27.23%
2020	1,027,494	$22.183346	to	$24.651166	$23,155,412	0.75%	to	2.75%	2.00%	to	2.07%	(0.91)%	to	1.09%
2019	1,010,366	$21.944393	to	$24.878310	$22,615,666	0.75%	to	2.75%	1.56%	to	2.64%	21.47%	to	23.92%
2018	1,126,164	$17.708926	to	$20.481565	$20,564,113	0.75%	to	2.75%	—%	to	1.76%	(15.94)%	to	(14.24)%
2017	1,312,973	$20.648755	to	$24.475542	$28,015,053	0.75%	to	2.70%	1.27%	to	1.34%	11.00%	to	13.18%
Invesco V.I. Comstock Fund
2021	32,217	$33.883583	to	$41.386148	$1,245,025	1.35%	to	2.50%	1.61%	to	1.64%	29.76%	to	31.26%
2020	35,087	$26.112461	to	$31.529939	$1,038,511	1.35%	to	2.50%	2.09%	to	2.21%	(3.53)%	to	(2.41)%
2019	38,836	$27.068034	to	$32.309992	$1,185,366	1.35%	to	2.50%	1.68%	to	1.72%	21.86%	to	23.27%
2018	45,525	$22.212487	to	$26.211385	$1,132,338	1.35%	to	2.50%	1.33%	to	1.44%	(14.53)%	to	(13.54)%
2017	52,795	$25.989208	to	$30.317055	$1,525,950	1.35%	to	2.50%	1.87%	to	1.97%	14.67%	to	16.00%
Invesco V.I. American Franchise Fund
2021	1,271,711	$34.205098	to	$42.212923	$47,701,072	0.85%	to	2.80%	—%	to	—%	8.84%	to	10.98%
2020	1,516,013	$31.427475	to	$38.036567	$51,711,503	0.85%	to	2.80%	0.07%	to	0.07%	38.43%	to	41.15%
2019	1,691,339	$22.703518	to	$26.947741	$41,267,099	0.85%	to	2.80%	—%	to	—%	32.98%	to	35.60%
2018	2,051,090	$17.072275	to	$19.873018	$37,338,516	0.85%	to	2.80%	—%	to	—%	(6.29)%	to	(4.44)%
2017	2,346,130	$18.217547	to	$20.796354	$45,202,691	0.85%	to	2.80%	0.08%	to	0.08%	23.83%	to	26.26%
Allspring VT Index Asset Allocation Fund+
2021	146,287	$3.529654	to	$32.550723	$505,521	1.35%	to	2.45%	0.61%	to	0.63%	13.19%	to	14.44%
2020	86,558	$3.084251	to	$28.757519	$304,477	1.35%	to	2.45%	0.82%	to	0.82%	13.77%	to	15.03%
2019	97,246	$2.681360	to	$25.277336	$293,048	1.35%	to	2.45%	1.09%	to	1.10%	17.25%	to	18.55%
2018	103,599	$2.261876	to	$21.558506	$261,041	1.35%	to	2.45%	0.97%	to	0.98%	(5.25)%	to	(4.21)%

2017	136,685	$2.361191	to	$22.754105	$343,670	1.35%	to	2.45%	0.74%	to	0.75%	9.53%	to	10.74%
Allspring VT International Equity Fund+
2021	30,286	$14.416739	to	$16.459345	$469,509	1.35%	to	2.50%	1.00%	to	1.07%	4.23%	to	5.44%
2020	34,214	$13.831618	to	$15.610776	$507,091	1.35%	to	2.50%	2.62%	to	2.66%	2.34%	to	3.52%
2019	33,256	$13.515446	to	$15.079507	$478,152	1.35%	to	2.50%	3.67%	to	3.73%	12.64%	to	13.94%
2018	36,525	$11.998951	to	$13.234580	$462,627	1.35%	to	2.50%	11.69%	to	11.78%	(19.32)%	to	(18.39)%
2017	36,117	$14.872611	to	$16.216451	$562,928	1.35%	to	2.50%	2.79%	to	2.84%	21.27%	to	22.67%
Allspring VT Small Cap Growth Fund+
2021	133,562	$5.097922	to	$6.362103	$1,053,006	1.35%	to	2.50%	—%	to	—%	4.98%	to	6.20%
2020	164,409	$4.855858	to	$5.990778	$1,252,243	1.35%	to	2.50%	—%	to	—%	53.89%	to	55.67%
2019	218,872	$3.155376	to	$3.848392	$973,338	1.35%	to	2.50%	—%	to	—%	21.75%	to	23.16%
2018	255,926	$2.591647	to	$3.124766	$1,033,121	1.35%	to	2.50%	—%	to	—%	(1.19)%	to	(0.05)%
2017	316,990	$2.622931	to	$3.126305	$1,147,166	1.35%	to	2.50%	—%	to	—%	22.75%	to	24.17%
Allspring VT Discovery Fund+
2021	12,323	$62.769637	to	$65.835089	$757,389	1.35%	to	2.45%	—%	to	—%	(7.34)%	to	(6.31)%
2020	14,888	$66.999860	to	$71.048827	$985,877	1.35%	to	2.45%	—%	to	—%	58.72%	to	60.47%
2019	13,563	$41.751703	to	$44.763851	$556,999	1.35%	to	2.45%	—%	to	—%	35.66%	to	37.16%
2018	17,491	$30.440346	to	$32.996795	$531,411	1.35%	to	2.45%	—%	to	—%	(9.31)%	to	(8.31)%
2017	21,272	$33.198862	to	$36.385309	$704,194	1.35%	to	2.45%	—%	to	—%	26.01%	to	27.40%
Allspring VT Opportunity Fund+
2021	3,481	$40.117369	to	$52.308233	$158,487	1.85%	to	2.45%	0.02%	to	0.04%	21.76%	to	22.49%
2020	1,612	$30.296199	to	$32.750950	$52,648	1.85%	to	2.35%	0.36%	to	0.47%	18.20%	to	18.79%
2019	2,880	$25.632132	to	$28.180488	$78,483	1.70%	to	2.35%	0.28%	to	0.28%	28.42%	to	29.25%
2018	3,035	$19.960218	to	$22.864295	$64,158	1.35%	to	2.35%	—%	to	0.19%	(9.30)%	to	(8.39)%
2017	5,297	$22.007660	to	$24.958614	$121,892	1.35%	to	2.35%	0.67%	to	0.67%	17.64%	to	18.82%
MFS® Core Equity Portfolio
2021	928,832	$22.531808	to	$25.607394	$22,474,746	0.95%	to	2.80%	0.27%	to	0.42%	21.85%	to	24.13%
2020	986,834	$18.490912	to	$20.629950	$19,413,346	0.95%	to	2.80%	0.71%	to	0.72%	15.43%	to	17.59%
2019	1,044,681	$16.019026	to	$17.544576	$17,620,027	0.95%	to	2.80%	0.80%	to	0.81%	29.52%	to	31.93%
2018	1,149,446	$12.368389	to	$13.298062	$14,820,550	0.95%	to	2.80%	0.67%	to	0.68%	(6.49)%	to	(4.74)%
2017	1,301,543	$13.226438	to	$13.959757	$17,755,749	0.95%	to	2.80%	0.70%	to	0.94%	21.38%	to	23.65%
MFS® Massachusetts Investors Growth Stock Portfolio
2021	1,323,742	$25.142142	to	$28.772410	$35,776,693	0.85%	to	2.80%	0.23%	to	0.24%	22.50%	to	24.91%
2020	1,494,784	$20.524845	to	$23.035049	$32,630,214	0.85%	to	2.80%	0.45%	to	0.55%	19.14%	to	21.49%

2019	1,772,969	$17.227055	to	$18.960641	$32,083,136	0.85%	to	2.80%	0.54%	to	0.57%	36.09%	to	38.77%
2018	2,001,698	$12.658620	to	$13.663513	$26,364,507	0.85%	to	2.80%	0.59%	to	0.59%	(1.98)%	to	(0.04)%
2017	2,297,901	$12.913779	to	$13.669582	$30,561,756	0.85%	to	2.80%	0.62%	to	0.66%	24.88%	to	27.34%
MFS® Research International Portfolio
2021	934,646	$14.083391	to	$16.117376	$14,028,836	0.85%	to	2.80%	0.83%	to	0.86%	8.49%	to	10.63%
2020	901,446	$12.981200	to	$14.569220	$12,358,321	0.85%	to	2.80%	1.87%	to	2.15%	9.83%	to	11.99%
2019	1,107,207	$11.819708	to	$13.009415	$13,679,716	0.85%	to	2.80%	1.44%	to	1.48%	24.51%	to	26.96%
2018	1,346,177	$9.493017	to	$10.246844	$13,237,621	0.85%	to	2.80%	1.48%	to	1.60%	(16.50)%	to	(14.85)%
2017	1,473,804	$11.368649	to	$12.034167	$17,198,828	0.85%	to	2.80%	1.76%	to	1.86%	24.75%	to	27.21%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2021 and through April 13, 2022, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Deloitte & Touche LLP
City Place I, 33rd
Floor 185 Asylum
Street Hartford, CT 06103-
3402 USA

Tel: +1 860 725 3000
Fax: +1 860 725
3500 www.deloitte.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors of
Talcott Resolution Life and Annuity Insurance Company
Opinions

We have audited the statutory-basis financial statements of Talcott Resolution Life and Annuity Insurance Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the State of Connecticut Department of Insurance. The effects on the statutory-

basis financial statements of the variances between the statutory-basis of accounting described in Note 2 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgement made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatements of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts of disclosures in the statutory-basis financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ DELOITTE & TOUCHE LLP

April 20, 2022

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
(STATUTORY-BASIS)

Admitted assets	As of December 31,
	2021	2020

Bonds	$4,637,506,005	$4,571,087,432
Common and preferred stocks	45,203,078	22,441,831
Mortgage loans on real estate	809,966,089	766,622,883
Contract loans	91,332,445	95,042,308
Cash, cash equivalents and short-term investments	223,475,184	289,850,828
Derivatives	230,104,884	196,265,361
Other invested assets	623,472,598	560,265,450
Total cash and invested assets	6,661,060,283	6,501,576,093

Investment income due and accrued	50,898,403	56,966,047
Amounts recoverable for reinsurance	57,983,762	62,741,182
Federal income tax recoverable	21,736,496	74,413,249
Net deferred tax asset	54,062,000	79,536,000
Other assets	40,357,915	31,891,701
Separate Account assets	29,464,947,964	28,430,266,880
Total admitted assets	$36,351,046,823	$35,237,391,152

Liabilities
Aggregate reserves for future benefits	$4,830,420,101	$4,864,936,892
Liability for deposit-type contracts	183,768,067	199,264,917
Policy and contract claim liabilities	23,430,216	28,119,632
Asset valuation reserve	142,453,157	134,693,701
Interest maintenance reserve	33,239,300	101,434,239
Payables to parent, subsidiaries and affiliates	21,274,697	10,779,853
Accrued expense allowances and amounts due from Separate Accounts	(35,177,320)	(40,378,588)
Derivatives	39,551,990	437,969,150
Collateral on derivatives	25,301,279	93,719,979
Payable for repurchase agreements	183,544,160	158,756,325
Other liabilities	283,280,747	190,736,881
Separate Account liabilities	29,464,947,964	28,430,266,880
Total liabilities	$35,578,602,625	$34,615,701,312

Capital and surplus
Common stock - par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding	2,500,000	2,500,000
Aggregate write-ins for other than special surplus funds	175,960,103	199,649,231
Gross paid-in and contributed surplus	85,431,561	85,431,561
Unassigned surplus	508,552,534	334,109,048
Total capital and surplus	772,444,198	621,689,840

Total liabilities and capital and surplus	$36,351,046,823	$35,237,391,152

See notes to financial statements.

                         3

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
(STATUTORY-BASIS)

Revenues	For the years ended December 31,
	2021	2020	2019

Premiums and annuity considerations	$(13,324,595,621)	$135,503,495	$120,006,752
Net investment income	408,082,476	284,999,031	315,441,264
Commissions and expense allowances on reinsurance ceded	39,512,222	40,176,892	45,974,076
Reserve adjustments on reinsurance ceded	12,877,758,325	(455,831,436)	(481,495,984)
Fee income	608,547,614	566,055,501	589,064,520
Other revenues	9,315,635	9,802,097	5,884,135
Total revenues	618,620,651	580,705,580	594,874,763

Benefits and expenses
Death and annuity benefits	327,677,837	309,993,312	286,737,104
Disability and other benefits	1,606,730	1,822,063	1,978,373
Surrenders and other fund withdrawals	2,758,605,951	2,554,992,951	3,097,282,584
Commissions and expense allowances	147,142,508	134,027,588	146,733,495
Decrease in aggregate reserves for life and accident and health policies	(34,516,791)	(107,901,611)	(203,593,511)
General insurance expenses	102,920,029	72,340,299	87,088,671
Net transfers from Separate Accounts	(2,813,979,291)	(2,605,128,491)	(3,102,888,025)
Modified coinsurance adjustment on reinsurance assumed	(142,346,945)	(129,063,015)	(141,122,030)
IMR adjustment on reinsurance ceded	(104,364,668)	—	—
Other expenses	9,698,947	12,194,085	41,247,764
Total benefits and expenses	252,444,307	243,277,181	213,464,425

Net gain from operations before federal income tax benefit	366,176,344	337,428,399	381,410,338
Federal income tax benefit	(27,766,917)	(65,215,649)	(27,159,346)
Net gain from operations	393,943,261	402,644,048	408,569,684

Net realized capital losses, after tax	(259,332,205)	(355,549,269)	(12,360,382)
Net income	$134,611,056	$47,094,779	$396,209,302

See notes to financial statements.

                            4

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
(STATUTORY-BASIS)

Common stock - Par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding	For the years ended December 31,
	2021	2020	2019

Balance, beginning and end of year	$2,500,000	$2,500,000	$2,500,000

Gross paid-in and contributed surplus
Balance, beginning of year	85,431,561	85,431,561	335,431,561
Capital (return) paid-in	—	—	(250,000,000)
Balance, end of year	85,431,561	85,431,561	85,431,561

Aggregate write-ins for other than special surplus funds
Balance, beginning of year	199,649,231	223,338,361	247,027,489
Amortization, decreases of gain on inforce reinsurance	(23,689,128)	(23,689,130)	(23,689,128)
Balance, end of year	175,960,103	199,649,231	223,338,361

Unassigned funds
Balance, beginning of year	334,109,048	668,014,412	575,879,546

Net income	134,611,056	47,094,779	396,209,302
Change in net unrealized capital gains (losses) on investments, net of tax	63,027,827	63,801,748	(301,668,972)
Change in net unrealized foreign exchange capital gains (losses)	74,876	943,174	(1,967,237)
Change in net deferred income tax	(8,023,900)	(69,213,609)	(28,199,411)
Change in reserve on account of change in valuation basis decrease	—	—	56,896,844
Change in asset valuation reserve	(7,759,456)	(6,185,849)	(45,079,553)
Change in nonadmitted assets	(7,486,917)	29,654,393	15,943,893
Dividends to stockholder	—	(400,000,000)	—
Balance, end of year	508,552,534	334,109,048	668,014,412

Capital and surplus
Balance, end of year	$772,444,198	$621,689,840	$979,284,334

See notes to financial statements.

                         5

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CASH FLOWS
(STATUTORY-BASIS)

Operating activities	For the years ended December 31,
	2021	2020	2019

Premiums and annuity considerations	$146,190,683	$136,031,492	$120,211,243
Net investment income	431,210,702	372,021,855	439,672,388
Reserve adjustments on reinsurance	(477,668,735)	(455,831,436)	(481,495,984)
Miscellaneous income	624,769,152	583,105,110	612,347,118
Total income	724,501,802	635,327,021	690,734,765

Benefits paid	3,100,030,507	2,867,926,352	3,438,350,617
Federal income tax recovered (paid)	(66,707,900)	(15,155,445)	12,692,835
Net transfers from Separate Accounts	(2,819,180,559)	(2,614,652,271)	(3,122,215,019)
Other expenses	107,579,772	151,838,371	242,486,361
Total benefits and expenses	321,721,820	389,957,007	571,314,794
Net cash provided by operating activities	402,779,982	245,370,014	119,419,971

Investing activities
Proceeds from investments sold, matured or repaid
Bonds	1,397,586,532	976,426,133	1,237,813,039
Common and preferred stocks	7,838,285	10,133,339	66,030,101
Mortgage loans	144,650,434	131,129,986	81,888,745
Derivatives and other	494,141,313	70,017,579	199,003,059
Total investment proceeds	2,044,216,564	1,187,707,037	1,584,734,944

Cost of investments acquired
Bonds	1,438,251,127	984,005,477	912,788,647
Common and preferred stocks	30,216,379	11,980,227	3,294,932
Mortgage loans	187,868,518	54,734,810	111,438,828
Derivatives and other	782,188,617	123,412,680	178,022,586
Total investments acquired	2,438,524,641	1,174,133,194	1,205,544,993
Net decrease in contract loans	(3,709,863)	(4,883,195)	(2,699,971)
Net cash provided by investing activities	(390,598,214)	18,457,038	381,889,922

Financing and miscellaneous activities
Return of paid-in surplus	—	—	(250,000,000)
Dividends to stockholder	—	(400,000,000)	—
Other cash provided (used)	(78,557,412)	16,403,380	(253,248,716)
Net cash used for financing and miscellaneous activities	(78,557,412)	(383,596,620)	(503,248,716)

Net (decrease) increase in cash, cash equivalents and short-term investments	(66,375,644)	(119,769,568)	(1,938,823)
Cash, cash equivalents and short-term investments, beginning of year	289,850,828	409,620,396	411,559,219
Cash, cash equivalents and short-term investments, end of year	$223,475,184	$289,850,828	$409,620,396

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Non-cash proceeds from invested asset exchanges - bonds, mortgage loans, and other invested assets	(47,978,871)	(8,481,263)	(99,820,813)
Non-cash acquisitions from invested asset exchanges - bonds, mortgage loans and other invested assets	(47,978,871)	(8,481,263)	(99,820,813)
Non-cash reserve adjustments on reinsurance ceded	(13,355,427,060)	—	—
Non-cash ceded premiums for reinsurance	13,467,654,534	—	—
Non-cash transfer of funds witheld for unauthorized reinsurance	(102,388,675)	—	—
Non-cash transfer of IMR liability for reinsurance	(104,364,668)	—	—
Non-cash IMR adjustment on reinsurance ceded	104,364,668	—	—
Non-cash transfer of other balances for reinsurance	(9,838,799)	—	—

See notes to financial statements.

6

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

1. Organization and Description of Business

Talcott Resolution Life and Annuity Insurance Company (“TLA” or the “Company”) is a wholly-owned subsidiary of Talcott Resolution Life Insurance Company ("TL"), which is a direct subsidiary of TR Re, Ltd. As a result of a December 2021 restructuring, the Company has a new indirect parent company, TR Re, Ltd., a Class E insurer domiciled in Bermuda.

On June 30, 2021, the Company's indirect owner, Hopmeadow Holdings GP LLC, completed the sale of Talcott Resolution Life Inc. ("TLI") and its life and annuity operating subsidiaries, including the Company, (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street a global investment firm, with and into Hopmeadow Holdings, LP (TLI's indirect parent) pursuant to an Agreement and Plan of Merger (the "Agreement"). Through the Agreement, Sixth Street obtained 100% control of TLI and its life and annutiy operating subsidiaries. As a result of this sale and merger, the Company has new indirect owners.

The Company maintains a complete line of fixed and variable annuities, universal and traditional individual life insurance and benefit products such as disability insurance.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory-basis financial statements of TLA have been prepared in conformity with statutory accounting practices prescribed or permitted by State of Connecticut Insurance Department ("the Department"). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the State of Connecticut Insurance Law. The National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed practices by the State of Connecticut.

A difference prescribed by Connecticut state law allows the Company to receive a reinsurance reserve credit for a reinsurance treaty that provides for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for this reinsurance treaty, the Company's risk-based capital would not have triggered a regulatory event.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed by the Department is shown below for the years ended December 31:

	SSAP #	F/S Page	2021	2020	2019
Net income
1. TLA state basis			$134,611,056	$47,094,779	$396,209,302
2. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61	4	(16,926,181)	12,370,401	(42,350,753)
			(16,926,181)	12,370,401	(42,350,753)
3. State permitted practices that change NAIC SAP			—	—	—
4. Net SAP (1-2-3=4)	61	4	$151,537,237	$34,724,378	$438,560,055
Surplus
5. TLA state basis			$772,444,198	$621,689,840	$979,284,334
6. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61	5	26,746,967	43,673,148	31,302,747
			26,746,967	43,673,148	31,302,747
7. State permitted practices that change NAIC SAP			—	—	—
8. NAIC SAP (5-6-7=8)	61	5	$745,697,231	$578,016,692	$947,981,587

The Company does not follow any other prescribed or permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital of the Company.

7

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life, accident and health, and fixed and variable annuity policies; evaluation of other-than-temporary impairments ("OTTI"); valuation of derivatives; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the statutory-basis financial statements. Although some variability is inherent in these estimates, management believes the amounts recorded are adequate.

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

Accounting practices and procedures as prescribed or permitted by the Department are different in certain material respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences are:

1.for statutory purposes, policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements are charged to expense when incurred rather than capitalized and amortized for GAAP purposes;

2.recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

3.development of liabilities for future benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners (“NAIC”), which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits (“GMDB”) are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience, and, reserves for guaranteed withdrawal benefits are considered embedded derivatives and reported at fair value;

4.exclusion of certain assets designated as nonadmitted assets from the Statements of Admitted Assets, Liabilities and Capital and Surplus for statutory purposes by directly charging surplus;

5.establishment of a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve (“AVR”)) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve (“IMR”)) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

6.the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets, net of an allowance for expected credit losses:

8

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

7.for statutory purposes, investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1 through 5 are carried at amortized cost, and unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of Statement of Statutory Accounting Principles (“SSAP”) No. 43 - Revised ("43R") (Loan-backed and Structured Securities). GAAP requires that fixed maturities and loan-backed and structured securities be classified as "held-to-maturity,” "available-for-sale" or "trading,” based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds and loan-backed securities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity;

8.for statutory purposes, Separate Account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of Separate Account assets, less applicable surrender charges. The Separate Account surplus generated by these reserving methods is recorded as an amount due to or from Separate Accounts on the Statements of Admitted Assets, Liabilities and Capital and Surplus, with changes reflected in the Statements of Operations. On a GAAP basis, Separate Account assets and liabilities must meet specific conditions to qualify as a Separate Account asset or liability. Amounts reported for Separate Account assets and liabilities are based upon the fair value of the underlying assets;

9.the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus;

10.deferred income taxes, which provide for statutory/tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences recognized as a component of net income;

11.comprehensive income and its components are not presented in the statutory-basis financial statements;

12.for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, which is typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP, derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder’s Equity.

13.embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted for and reported separately.

14.for statutory purposes securities that are in an unrealized loss position are reviewed to determine if an OTTI is present based on (a) the length of time and the extent to which fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments; if the decline is determined other than temporary, an impairment charge is recorded and the previous cost less impairment becomes the new cost basis. For GAAP, credit impairment is recognized through an allowance for credit losses as opposed to a direct write down of the security and improvements in expected cash flows are recognized immediately in income as a reduction in the allowance; the amount of time a security is in an unrealized loss position is not considered when assessing impairment.

Aggregate Reserves for Life and Accident and Health Policies and Contracts and Liability for Deposit-Type Contracts

Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.00% to 6.00%. Fixed Accumulation and On-benefit annuity reserves are based principally on individual and group annuity mortality tables at various rates ranging from 1.00% to 11.00% and using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Variable Annuity reserves are calculated based on Section 21 of the Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities
9

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

("VM-21") and Actuarial Guidelines XLIII CARVM for Variable Annuities ("AG43"). Accident and health reserves are established using a two year preliminary term method and morbidity tables based primarily on Company experience.

For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company does not have any forms for which the cash values are in excess of the legally computed reserve.

Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.

As of December 31, 2021 and 2020, the Company had $24,857,926 and $12,464,067, respectively, of insurance in force, subject to 100% reinsurance to The Prudential Insurance Company of America (“Prudential”), for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2021 and 2020 totaled $78,097 and $104,426 respectively, also subject to 100% reinsurance to Prudential.

The Company has established Separate Accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's General Account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the Statements of Operations.

An analysis of annuity actuarial reserves and deposit fund liabilities by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2021 is presented below:

A. INDIVIDUAL ANNUITIES

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a. With market value adjustment	$5,006,254	$—	$—	$5,006,254	0.02%
b. At book value less current surrender charge of 5% or more	1,287,749	—	—	1,287,749	0.00%
c. At fair value	—	—	23,061,960,555	23,061,960,555	80.47%
d. Total with market value adjustment or at fair value (total of 1 through 3)	6,294,003	—	23,061,960,555	23,068,254,558	80.49%
e. At book value without adjustment (minimal or no charge or adjustment)	1,584,564,733	—	—	1,584,564,733	5.53%
2. Not subject to discretionary withdrawal	3,683,828,467	—	321,652,392	4,005,480,859	13.98%
3. Total (gross: direct + assumed)	5,274,687,203	—	23,383,612,947	28,658,300,150	100.00%
4. Reinsurance ceded	1,141,177,156	—	—	1,141,177,156
5. Total (net)	$4,133,510,047	$—	$23,383,612,947	$27,517,122,994
6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$643,875	$—	$—	$643,875

10

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

B. GROUP ANNUITIES

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a.. With market value adjustment	$—	$—	$—	$—	0.00%
b.. At book value less current surrender charge of 5% or more	274	—	—	274	0.01%
c. At fair value	—	—	1,782,231	1,782,231	87.11%
d. Total with market value adjustment or at fair value (total of 1 through 3)	274	—	1,782,231	1,782,505	87.12%
e. At book value without adjustment (minimal or no charge or adjustment)	263,549	—	—	263,549	12.88%
2. Not subject to discretionary withdrawal	—	—	—	—	0.00%
3. Total (gross: direct + assumed)	263,823	—	1,782,231	2,046,054	100.00%
4. Reinsurance ceded	—	—	—	—
5. Total (net)	$263,823	$—	$1,782,231	$2,046,054
6. Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$137	$—	$—	$137

C. DEPOSIT-TYPE CONTRACTS

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a.. With market value adjustment	$—	$—	$—	$—	0.00%
b.. At book value less current surrender charge of 5% or more	—	—	—	—	0.00%
c. At fair value	—	—	—	—	0.00%
d. Total with market value adjustment or at fair value (total of 1 through 3)	—	—	—	—	0.00%
e. At book value without adjustment (minimal or no charge or adjustment)	15,926,251	—	—	15,926,251	1.77%
2. Not subject to discretionary withdrawal	883,852,586	—	—	883,852,586	98.23%
3. Total (gross: direct + assumed)	899,778,837	—	—	899,778,837	100.00%
4. Reinsurance ceded	716,010,770	—	—	716,010,770
5. Total (net)	$183,768,067	$—	$—	$183,768,067
6. Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$—	$—	$—	$—

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:
F. Life and Accident & Health Annual Statement:
1. Exhibit 5, Annuities Section, Total (net)	$4,130,689,315
2. Exhibit 5, Supplementary Contract Section, Total (net)	3,084,555
3. Exhibit 7, Deposit-Type Contracts Section, Total (net)	183,768,067
4. Subtotal	4,317,541,937
Separate Account Annual Statement:	—
5. Exhibit 3, Annuities Section, Total (net)	23,385,395,178
6. Exhibit 3, Supplemental Contract Section, Total (net)	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Exhibit 4, Deposit-Type Contracts Section, Total (net)	—
11. Subtotal	23,385,395,178
12. Combined total	$27,702,937,115

11

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

An analysis of life actuarial reserves by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2021 is presented below:

A.    General Account

	Account Value	Cash Value	Reserve
1. Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$96,787,791	$96,787,791	$108,352,267
b. Universal Life	879,485,921	867,093,196	926,837,551
c. Universal Life with Secondary Guarantees	3,976,016,238	3,399,910,408	10,425,548,050
d. Indexed Universal Life	408,315,808	381,420,059	462,583,992
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	3,179,073	3,887,412
h. Variable Life	—	—	—
i. Variable Universal Life	507,321,807	504,709,230	637,415,253
j. Miscellaneous Reserves	—	—	—
2. Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	XXX	XXX	1,081,821,944
b. Accidental Death Benefits	XXX	XXX	69,270
c. Disability - Active Lives	XXX	XXX	774,834
d. Disability - Disabled Lives	XXX	XXX	35,670,638
e. Miscellaneous Reserves	XXX	XXX	646,364,768
3. Total (gross: direct + assumed)	5,867,927,565	5,253,099,757	14,329,325,979
4. Reinsurance Ceded	5,278,043,521	4,660,209,475	13,692,049,874
5. Total (net) (3) - (4)	$589,884,044	$592,890,282	$637,276,105

B.    Separate Account with Guarantees

Not applicable.

12

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

C.    Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve
1. Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	6,019,802,203	6,019,802,203	6,019,802,203
j. Miscellaneous Reserves	—	—	—
2. Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
3. Total (gross: direct + assumed)	6,019,802,203	6,019,802,203	6,019,802,203
4. Reinsurance Ceded	—	—	—
5. Total (net) (3) - (4)	$6,019,802,203	$6,019,802,203	$6,019,802,203

Reconciliation of total life actuarial reserves and deposit fund liabilities:
D. Life and Accident & Health Annual Statement:
1. Exhibit 5, Life Insurance Section, Total (net)	$628,074,453
2. Exhibit 5, Accidental Death Benefits Section, Total (net)	69,270
3. Exhibit 5, Disability - Active Lives Section, Total (net)	541,206
4. Exhibit 5, Disability - Disabled Lives Section, Total (net)	4,304,526
5. Exhibit 5, Miscellaneous Reserves Section, Total (net)	4,286,650
6. Subtotal	637,276,105
Separate Account Annual Statement:
7. Exhibit 3, Line 0199999, Column 2	$6,019,802,203
8. Exhibit 3, Line 0499999, Column 2	—
9. Exhibit 3, Line 0599999, Column 2	—
10. Subtotal (Lines (7) through (9))	6,019,802,203
11. Combined Total ((6) and (10))	$6,657,078,308

13

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Investments

Investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1-5 are carried at amortized cost and unaffiliated bonds rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost. Money market mutual funds, which are included in cash equivalents, are reported at fair value. Unaffiliated common stocks are carried at fair value. Investments in stocks of subsidiaries, controlled and affiliated (“SCA”) companies are based on the net worth of the subsidiary in accordance with SSAP No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities, a replacement of SSAP No. 88). The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Highest-quality or high-quality redeemable unaffiliated preferred stocks (NAIC designations 1 to 3), which have characteristics of debt securities, are valued at cost or amortized cost. All other unaffiliated redeemable preferred stocks (NAIC designation 4 to 6) are reported at the lower of cost, amortized cost, or fair value. Unaffiliated perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Mortgage loans on real estate are stated at the outstanding principal balance, less any allowances for credit losses. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43R. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated fixed rate securities, which use the retrospective method. The Company has ownership interests in joint ventures, investment partnerships and limited liability companies. The Company carries these interests based upon audited financial statements in accordance with SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies). Contract loans are carried at outstanding balance which approximates fair value.

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For fixed rate securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. The Company has not elected under SSAP No. 43R to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on variable rate and interest only securities is determined using the prospective method. Prepayment fees on bonds and mortgage loans on real estate are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For partnership investments, income is earned when cash distributions of income are received. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield.

Due and accrued investment income amounts over 90 days past due are nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2021 and 2020.

Net realized gains and losses from investment sales represent the difference between the sales proceeds and the cost or amortized cost of the investment sold, determined on a specific identification basis. Net realized capital gains and losses also result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments are recognized within net realized capital losses when investment declines in value are deemed other-than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses.

The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets in accordance with SSAP No. 7 (Asset Valuation Reserve and Interest Maintenance Reserve). The AVR balances were $142,453,157 and $134,693,701 as of December 31, 2021 and 2020, respectively. Additionally, the IMR captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, redeemable preferred stock or mortgage loan sold or adjusts the IMR when an insurer reinsures a block of its in-force liabilities. The IMR balances as of December 31, 2021 and 2020 were $33,239,300 and $101,434,239 , respectively. The net capital gains captured in the IMR, net of taxes, in 2021, 2020 and 2019 were $44,948,214, $23,547,563 and $17,318,892, respectively. The amount of income amortized from the IMR, net of taxes, included in the Company’s Statements of Operations in 2021, 2020 and 2019 was $8,778,483, $8,839,112 and $4,762,176, respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statements of Operations. The Company released from the reserve $104,364,666 as of December 31, 2021, as a result of reinsurance, see Note 6.

14

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an OTTI charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The previous cost basis less the impairment becomes the new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments. Once an impairment charge has been recorded, the Company continues to review the impaired securities for further OTTI on an ongoing basis.

For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. Projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.

Net realized capital losses resulting from write-downs for OTTI on corporate and asset-backed bonds were $100,788, $4,753,109, and $2,342,362 for the years ended December 31, 2021, 2020 and 2019, respectively. Net realized capital losses resulting from write-downs for OTTI on equities were immaterial for the years ended December 31, 2021, 2020, and 2019. See additional information on OTTI in Section J of Note 3.

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans on real estate that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net unrealized capital gains and losses. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. As of December 31, 2021, 2020 and 2019, the Company had $0 impaired mortgage loans on real estate with related allowances for credit losses, respectively.

The Company accounts for derivative instruments in accordance with SSAP No. 86, Derivatives ("SSAP No. 86"). On the date the derivative contract is entered into, the Company designates the derivative as hedging, replication, or held for other investment and/or risk management activities. The Company’s derivative transactions are permitted uses of derivatives under the derivative use plans required by the Department.

Derivatives used in hedging relationships are accounted for in a manner consistent with the hedged item. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals are recorded in a manner consistent with the hedged item.

Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a
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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

derivative asset or liability, respectively. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss.

Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination, any remaining derivative liability, along with any disposition payments are recorded as a derivative capital gain or loss.

Derivatives held for other investment and/or risk management activities are reported at fair value in accordance with SSAP No. 86 and the changes in fair value are recorded in derivative unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as components of derivative net investment income.

Adoption of Accounting Standards

In 2020, the NAIC revised SSAP No. 32 – Preferred Stock to update definitions, measurement, and impairment guidance for preferred stock. Adoption of this guidance modified the measurement of the Company’s perpetual preferred stock with NAIC ratings 1-3 from amortized cost to fair value. This was effective January 1, 2021, with early adoption permitted in 2020. The Company adopted this guidance in 2021, and the impact was not material to the Company.

In 2020, the NAIC adopted revisions to SSAP No. 86 – Derivatives to ensure reporting consistency for derivatives with financing components. The Company adopted these revisions effective January 1, 2021 as required by the guidance. The revised guidance requires reporting derivatives gross of any amounts owed to/from the reporting entity from the acquisition or writing of the derivative (derivative premiums payable and receivable). Upon adoption, the Company separately reported derivative premiums payable and receivable as components of Receivables from securities and Payables for securities reflecting amounts previously netted in Derivatives assets and Derivatives liabilities for derivatives which include financing components. The adoption of this guidance was not material to the Company as it only resulted in a balance sheet reclassification.

In 2020, the NAIC adopted SSAP No. 108 - Derivatives Hedging Variable Annuity Guarantees. This standard establishes statutory accounting principles to address certain limited derivative transactions hedging variable annuity guarantees subject to fluctuations as a result of interest rate sensitivity. It was effective January 1, 2020, and there was no impact upon adoption of this guidance.

Recently Issued Accounting Standards

In 2021, the NAIC expanded the scope of SSAP No. 32 – Revised Preferred Stock to include publicly traded preferred stock warrants and will be accounted for as perpetual preferred stock at fair value. Previously, publicly traded preferred stock warrants were accounted for under SSAP No. 86 at fair value. The Company adopted this guidance in 2021, however, it is not material to the Company.

In 2021, the NAIC revised SSAP No. 43 – Residual Tranches to ensure consistency for the reporting of non-rated residual tranches. The revised guidance requires the non-rated residual tranches to be reported on Schedule BA at lower of cost or fair value, as opposed to Schedule D-1 at amortized cost, by assigning an NAIC 5GI designation. This guidance is effective December 31, 2022, with early adoption permitted, however, if an entity does not early adopt these provisions in 2021 any non-rated residual tranches reported under Schedule D-1 should be reported with an NAIC 6 designation. The Company adopted this guidance in 2021, however, it is not material to the Company.

Other Items

The impact of the outbreak and continuing spread of the novel coronavirus ("COVID-19") and the related disruption to the worldwide economy continues to affect companies across all industries. While the COVID-19 pandemic did have varying impacts on components of revenue, there was no material impact on the Company's results of operations attributable to the COVID-19 pandemic. The duration and impact of the COVID-19 public health crisis on financial markets, overall economy and our operations remain uncertain, as is the efficacy of government and central bank interventions. As such, the Company continues to monitor and address potential impacts as discussed throughout this document but remains unable to quantify its impact on the financial results, liquidity and capital resources of the company and its operations in future periods.
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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

3. Investments

a. Components of Net Investment Income

	For the years ended December 31,
	2021	2020	2019
Interest income from bonds and short-term investments	$204,348,305	$202,263,088	$231,450,496
Dividends from common and preferred stocks	1,072,120	—	—
Interest income from contract loans	18,830	21,301	20,252
Interest income from mortgage loans on real estate	32,482,103	35,916,257	35,594,062
Interest and dividends from other investments	179,577,541	55,558,698	59,346,788
Gross investment income	417,498,899	293,759,344	326,411,598
Less: Investment expenses	9,416,423	8,760,313	10,970,334
Net investment income	$408,082,476	$284,999,031	$315,441,264

b. Components of Net Unrealized Capital Gains (Losses) on Bonds and Short-Term Investments

	As of December 31,
	2021	2020	2019
Gross unrealized capital gains	$639,251,334	$887,075,048	$591,942,713
Gross unrealized capital losses	(20,594,504)	(16,012,457)	(4,685,798)
Net unrealized capital gains	618,656,830	871,062,591	587,256,915
Balance, beginning of year	871,062,591	587,256,915	144,896,366
Change in net unrealized capital (losses)/gains on bonds
and short-term investments	$(252,405,761)	$283,805,676	$442,360,549

c. Components of Net Unrealized Capital Gains (Losses) on Common and Preferred Stocks

	As of December 31,
	2021	2020	2019
Gross unrealized capital gains	$2,389,192	$1,596,079	$255,465
Gross unrealized capital losses	(859,129)	(722,344)	(722,344)
Net unrealized capital gains (losses)	1,530,063	873,735	(466,879)
Balance, beginning of year	873,735	(466,879)	(10,585,912)
Change in net unrealized capital gains on
common and preferred stocks	$656,328	$1,340,614	$10,119,033

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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

d. Components of Net Realized Capital Losses

	For the years ended December 31,
	2021	2020	2019
Bonds and short-term investments	$57,132,912	$27,189,610	$18,951,747
Common stocks - unaffiliated	(432,016)	416,065	635,615
Mortgage loans on real estate	72,556	(267,727)	—
Derivatives	(253,796,348)	(336,036,158)	(9,331,820)
Other invested assets	(3,625,325)	(15,076,014)	(1,199,430)
Net realized capital losses	(200,648,221)	(323,774,224)	9,056,112
Capital loss tax expense	13,735,771	8,227,481	4,097,605
Net realized capital losses, after tax	(214,383,992)	(332,001,705)	4,958,507
Less: Amounts transferred to IMR	44,948,213	23,547,563	17,318,892
Net realized capital losses, after tax	$(259,332,205)	$(355,549,268)	$(12,360,385)

The following table summarizes sales activity of unaffiliated bond, short-term investments and equity securities before tax and transfers to the IMR (without maturities and calls):

	For the years ended December 31,
	2021	2020	2019
Bonds and short-term investments
Sale proceeds	$2,582,017,812	$3,816,539,619	$2,663,531,389
Gross realized capital gains on sales	61,482,074	39,643,954	29,294,580
Gross realized capital losses on sales	(3,902,409)	(9,885,348)	(8,277,399)
Unaffiliated common and preferred stock
Sale proceeds	10,133,339	7,898,339	65,987,575
Gross realized capital gains on sales	18,805	123,844	2,583,992
Gross realized capital losses on sales	(1,068,769)	(111,635)	(1,948,376)

Additionally, for the years ended December 31, 2021, 2020 and 2019, there was $15,589,499, $1,310,006 and $4,133,978 of investment income generated on 36, 17 and 23 securities, respectively, as a result of prepayment penalties and acceleration fees on disposed securities with callable features.

e. Investments - Derivative Instruments

Overview

The Company utilizes a variety of Over-the counter ("OTC") derivatives, including OTC-cleared transactions, and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86. The Company’s derivative transactions are used in strategies permitted under the derivative use plans required by the Department.

Interest rate swaps, equity, and index swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the referenced issuer.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.

Swaption contracts grant the purchaser, for a premium payment, the right to enter into an interest rate swap with the issuer on a specified future date.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using agreed upon rates and exchanged principal amounts.

The Company clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income.

Strategies

The notional value, fair value, and carrying value of derivative instruments used during the years 2021 and 2020 are disclosed in the table presented below. During the years 2021 and 2020, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value of derivative instruments are based upon widely accepted pricing valuation models which utilize independent third-party data as inputs or independent broker quotations. For the years ended December 31, 2021 and 2020, the average fair values for derivatives held for other investment and/or risk management activities were $1,699,788 and $11,923,396, respectively. The Company did not have any unrealized gains or losses during 2021 and 2020 representing the component of the derivative instruments gain or loss from derivatives that no longer qualify for hedge accounting.

(Amounts in thousands)	As of December 31, 2021			As of December 31, 2020
Derivative type by strategy	Notional Value	Fair Value	Carrying Value	Notional Value	Fair Value	Carrying Value
Cash flow hedges
Interest rate swaps	$50,000	$(140)	$—	$—	$—	$—
Foreign currency swaps	$24,232	$456	$(743)	$24,232	$(1,655)	$(1,900)
Replication transactions
Interest rate swaps	200,000	9,911	—	200,000	24,910	—
Credit default swaps	100,000	2,429	2,000	—	—	—
Other investment and/or Risk Management activities
Interest rate swaps and swaptions	—	—	—	69,188	(28)	(28)
Interest rate swaps - offsetting	132,000	(259)	(259)	371,110	(2,228)	(2,228)
Macro hedge program	16,073,010	189,555	189,555	15,256,123	(237,548)	(237,548)
Total	$16,579,242	$201,952	$190,553	$15,920,653	$(216,549)	$(241,704)

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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Cash Flow Hedges

Interest rate swaps and index swaps: Interest rate swaps and index swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments and liabilities to fixed rates or other floating rates. There were no gains and losses classified in unrealized gains and losses related to cash flow hedges that have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period.

Foreign currency swaps: Foreign currency swaps are used to convert foreign currency denominated cash flows associated with certain foreign denominated fixed maturity investments and liabilities to U.S. dollars. The foreign fixed maturities and liabilities are hedged to minimize cash flow fluctuations due to changes in currency rates.
Replication Transactions

Interest rate swaps: The Company periodically enters into interest rate swaps as part of replication transactions.

Credit default swaps: The Company periodically enters into credit default swaps that assume credit risk as part of replication transactions. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company's investment policies.
Other Investment and/or Risk Management Activities

The table below presents realized capital gains and (losses) on derivative instruments used for other investment and/or risk management activities.

(Amounts in thousands)	Realized Gains (Losses)
By strategy	For the year ended December 31, 2021	For the year ended December 31, 2020	For the year ended December 31, 2019
Credit default swaps	$—	$6,364	$38
Foreign currency swaps and forwards	—	—	(15)
GMWB hedging derivatives	—	56,925	20,484
Equity index swaps, options, and futures	—	(3)	—
Interest rate swaps and swaptions	(17)	—	3,508
Macro hedge program	(254,324)	(396,152)	(34,377)
Total	$(254,341)	$(332,866)	$(10,362)

Credit default swaps: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index or asset pool. In addition, the Company may enter into credit default swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value of the original swap.

Foreign currency swaps and forwards: The Company enters into foreign currency swaps and forwards to hedge the foreign currency exposures in certain of its foreign fixed maturity investments.

Guaranteed Minimum Withdrawal Benefits (“GMWB”) hedging derivatives: The Company utilizes GMWB hedging derivatives as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rates swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. During 2020, the Company closed the dynamic hedging program as the targeted risk exposure was no longer significant. Any risks covered previously under the dynamic hedging program are now covered by the macro hedge program.

Equity index swaps, options, and futures: The Company enters into equity index swaps and futures to hedge equity risk of equity common stock investments. The Company also enters into equity index options to economically hedge the equity risk associated with various equity indexed products.

Interest rate swaps and swaptions: The Company enters into interest rate swaps and swaptions to manage duration between assets and liabilities. In addition, the Company may enter into interest rate swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap.
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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Macro hedge program: The Company utilizes equity options, swaps, futures, and foreign currency options to hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from GMDB and GMWB obligations. Included are equity options with financing premiums for which the premium is paid at the end of the derivative contract.

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and commercial mortgage-backed securities ("CMBS") issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

As of December 31, 2020, the Company did not hold any credit derivatives that assume credit risk.

The following table presents the notional amount, fair value, carrying value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount, fair value, and carrying value for credit derivatives in which the Company is assuming credit risk as of December 31, 2021:

(Amounts in thousands)					Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Basket credit default swaps [4]
Investment grade risk exposure	$100,000	$2,429	$2,000	5 years	Corporate Credit	BBB+	—	—	—
Total	$100,000	$2,429	$2,000				$—	$—	$—

[1]    The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P, Fitch, and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.
[2]    Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules, and applicable law which include collateral posting requirements. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]    The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid, related to the original swap.
[4]    Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

Credit Risk

The Company’s derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness of the counterparty and typically requires credit enhancement/credit risk reducing agreements. The Company minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared transactions reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source.

21

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company has developed credit exposure thresholds which are based upon counterparty ratings. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. Credit exposures are generally quantified daily based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds. In accordance with industry standards and the contractual agreements, collateral is typically settled on the next business day. The Company has exposure to credit risk for amounts below the exposure thresholds which are uncollateralized, as well as for market fluctuations that may occur between contractual settlement periods of collateral movements.

Counterparty exposure thresholds are developed for each of the counterparties based upon their ratings. The maximum uncollateralized threshold for a derivative counterparty is $10 million. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also generally requires that OTC derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty.

For the years ended December 31, 2021, 2020, and 2019, the Company had no losses on derivative instruments due to counterparty nonperformance.

f. Concentration of Credit Risk

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. As of December 31, 2021 and 2020, the Company is not exposed to any credit concentration risk of a single issuer, excluding U.S. government and certain U.S. government agencies, greater than 10% of the Company’s capital and surplus.

g. Bonds, Cash Equivalents, Short-Term Investments, Common Stocks and Preferred Stocks

		Gross	Gross	Estimated
Bonds, Cash Equivalents and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2021	Value	Gains	Losses	Value
U.S. government and government agencies and authorities
Guaranteed and sponsored - excluding asset-backed	$495,438,678	$77,440,640	$(11,703,252)	$561,176,066
Guaranteed and sponsored - asset-backed	113,617,781	5,858,542	(634,235)	118,842,088
States, municipalities and political subdivisions	238,745,823	53,842,362	(15,622)	292,572,563
International governments	75,504,339	7,013,972	(50,364)	82,467,947
All other corporate - excluding asset-backed	2,565,562,237	469,205,656	(2,540,841)	3,032,227,052
All other corporate - asset-backed	1,078,432,402	21,764,000	(4,738,990)	1,095,457,412
Hybrid securities	70,204,745	4,117,918	(885,561)	73,437,102
Cash equivalents and short-term investments	211,685,252	8,245	(25,640)	211,667,857
Total bonds, cash equivalents and short-term investments	$4,849,191,257	$639,251,335	$(20,594,505)	$5,467,848,087

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2021	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$7,283,504	$1,754,965	$(722,344)	$8,316,125
Common stocks - affiliated	7,300,225	278,041	—	7,578,266
Total common stocks	$14,583,729	$2,033,006	$(722,344)	$15,894,391

		Gross	Gross	Estimated
Preferred Stocks		Unrealized	Unrealized	Fair
As of December 31, 2021	Cost	Gains	Losses	Value
Preferred stocks - unaffiliated	$29,089,285	$356,188	$(136,785)	$29,308,688
Total preferred stocks	$29,089,285	$356,188	$(136,785)	$29,308,688
22

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

		Gross	Gross	Estimated
Bonds and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2020	Value	Gains	Losses	Value
U.S. government and government agencies and authorities:
Guaranteed and sponsored - excluding asset-backed	$363,371,018	$97,671,877	$(5,513,737)	$455,529,158
Guaranteed and sponsored - asset-backed	220,335,088	10,941,438	(835,171)	230,441,355
States, municipalities and political subdivisions	278,475,288	72,123,925	—	350,599,213
International governments	81,781,745	11,602,622	—	93,384,367
All other corporate - excluding asset-backed	2,613,809,343	653,452,810	(4,176,783)	3,263,085,370
All other corporate - asset-backed	988,235,052	36,158,618	(5,462,609)	1,018,931,061
Hybrid securities	25,079,899	5,113,182	—	30,193,081
Cash equivalents and short-term investments	266,053,791	10,576	(24,157)	266,040,210
Total bonds and short-term investments	$4,837,141,224	$887,075,048	$(16,012,457)	$5,708,203,815

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2020	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$7,787,445	$1,160,967	$(722,344)	$8,226,068
Common stocks - affiliated	7,300,225	276,097	—	7,576,322
Total common stocks	$15,087,670	$1,437,064	$(722,344)	$15,802,390

		Gross	Gross	Estimated
Preferred Stocks	Statement	Unrealized	Unrealized	Fair
As of December 31, 2020	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$6,639,285	$159,015	$—	$6,798,300
Total preferred stocks	$6,639,285	$159,015	$—	$6,798,300

The statement value and estimated fair value of bonds, cash equivalents and short-term investments at December 31, 2021 by expected maturity year are shown below. Expected maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities (“ABS”), including mortgage-backed securities and collateralized mortgage obligations are distributed to maturity year based on the Company’s estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

	Statement	Estimated
Maturity	Value	Fair Value
Due in one year or less	$355,945,073	$358,112,654
Due after one year through five years	640,835,274	659,378,424
Due after five years through ten years	803,153,309	890,304,521
Due after ten years	3,049,257,601	3,560,052,488
Total	$4,849,191,257	$5,467,848,087

At December 31, 2021 and 2020, securities with a statement value of $4,243,452 and $4,144,462 respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

23

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

h. Mortgage Loans on Real Estate

The Company had a maximum and minimum lending rate of 4.25% and 2.27% for loans during 2021 and had a maximum and minimum lending rate of 4.77% and 3.00% during 2020. During 2021 and 2020, the Company did not reduce interest rates on any outstanding mortgage loans on real estate. For loans held as of December 31, 2021 and 2020, the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 71.54% and 71.5%, respectively. There were no taxes, assessments or amounts advanced and not included in the mortgage loan total. As of December 31, 2021 and 2020, the Company did not hold mortgages with interest more than 180 days past due. As of December 31, 2021 and 2020, there were immaterial and $0 amounts of impaired loans with $0 and immaterial related allowances for credit losses, and the interest income recognized during the period the loans were impaired was also immaterial and $0, respectively.

i. Restructured Debt in which the Company is a Creditor

The Company had no recorded investments in restructered loans, as of December 31, 2021 and 2020, respectively.

j.    Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets. The Company recognized OTTI of $3,453,536, $15,018,180, and $1,923,072 for the years ended December 31, 2021, 2020, and 2019, respectively, on certain limited partnerships and one state tax credit limited liability company (LLC). The partnerships were impaired because their cost basis sustained a decline in value that the Company determined to be other-than-temporary. The OTTI were determined as the difference between the fair value from the partnership financial statements and the carrying value of the investments based on the equity method of accounting. The state tax credit LLC was impaired because the Company recovered a portion of the cost of the investment through receipt of tax credits and other tax benefits and not through investment activity. The LLC OTTI was determined as the difference between the remaining expected future tax credits and other tax benefits expected to be received over the life of the investment and the carrying value of the investment.

k. Repurchase Agreements and Other Collateral Transactions

From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase transaction where a mortgage-backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of 90 days or less. Therefore, the carrying amounts of these instruments approximate fair value.

Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For the repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or bonds and is reported as an asset on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect of their obligations in the event of default. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in bonds, with the obligation to repurchase those securities recorded in other liabilities in the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2021, the fair value and amortized cost of the US. goverment securities transferred were $189,923,010 and $147,352,600 respectively, with maturities greater than 3 years. The corresponding liability to repurchase was $147,352,600 with a contractual maturity less than one year as of December 31, 2021. The securities acquired from the use of the collateral in connection with the repurchase agreement transactions were short-term investments with amortized cost approximating fair value of $189,923,010 with a maturity date less than 360 as of December 31, 2021. As of December 31, 2020, the fair value and amortized cost of the US. goverment securities transferred were $162,067,181 and 110,202,238 respectively, with maturities greater than 3 years. The corresponding liability to repurchase was $158,756,325 with a contractual maturity less than one year as of December 31, 2020. The securities acquired from the use of the collateral in connection with the repurchase agreement transactions were short-term investments with amortized cost approximating fair value of $158,756,325 with a maturity date less than 360 as of December 31, 2020.

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TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company also may enter into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The agreements require additional collateral to be transferred to the Company when necessary and the Company has the right to sell or re-pledge the securities received. The agreements have a contractual maturity of one year or less, and are accounted for as collateralized financing. The receivable for reverse repurchase agreements, included within Short-term investments on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus, as of December 31, 2021 and 2020, was $9,527,986 and $8,529,737, respectively, with a fair value of $9,504,166 and $8,508,412, respectively.

Reinvested proceeds from repurchase agreements transactions consist of short-term, high quality investments and U.S. government and government agency securities. These can be sold and used to meet collateral calls in a stress scenario. In addition, the liquidity resources of most of its general account investment portfolio are available to meet any potential cash demand when securities are returned to the Company. The potential impacts of repurchase agreements on the Company’s liquidity and capital position are stress tested monthly, under Talcott's Liquidity Risk Policy.

The Company also enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2021 and 2020, securities pledged of $177,107,459 and $287,378,566, respectively, were included in Bonds and Cash, cash equivalents and short-term investments, on the Statements of Admitted Assets, Liabilities and Capital and Surplus. The counterparties have the right to sell or re-pledge these securities. The Company also pledged cash collateral associated with derivative instruments with a statement value of $0 and $39,666,465, respectively, as of December 31, 2021 and 2020, included in Other invested assets, on the Statements of Admitted Assets, Liabilities and Capital and Surplus.

As of December 31, 2021 and 2020, the Company accepted cash collateral associated with derivative instruments with a statement value of $25,301,279 and $93,719,979, respectively, which was invested and recorded in the Statements of Admitted Assets, Liabilities and Capital and Surplus in Bonds and Cash, cash equivalents and short-term investments with a corresponding amount recorded in Collateral on derivatives reported in Liabilities. The Company also accepted securities collateral as of December 31, 2021 and 2020 of $456,435 and $0, respectively, of which the Company has the ability to sell or repledge. As of December 31, 2021 and 2020, the Company did not repledge securities and did not sell any securities collateral. In addition, as of December 31, 2021 and 2020, noncash collateral accepted was held in separate custodial accounts and was not included in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

l. Security Unrealized Loss Aging

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company’s OTTI policy, see Note 2. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with their contractual terms and the expectation that they will continue to do so, as well as the evaluation of the fundamentals of the issuers’ financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2021 and 2020.

25

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The following table presents amortized cost or statement value, fair value, and unrealized losses for the Company’s bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2021 and 2020:

December 31, 2021	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$15,985	$15,875	$(110)	$101,606	$90,013	$(11,593)	$117,591	$105,888	$(11,703)
Guaranteed & sponsored - asset-backed	18,907	18,281	(626)	185	177	(8)	19,092	18,458	(634)
States, municipalities & political subdivisions	5,137	5,121	(16)	—	—	—	5,137	5,121	(16)
International governments	2,551	2,501	(50)	—	—	—	2,551	2,501	(50)
All other corporate - excluding asset-backed	311,492	309,911	(1,581)	17,856	16,896	(960)	329,348	326,807	(2,541)
All other corporate - asset-backed	540,818	537,448	(3,370)	55,910	54,541	(1,369)	596,728	591,989	(4,739)
Hybrid securities	45,437	44,551	(886)				45,437	44,551	(886)
Short-term investments	15,539	15,513	(26)	—	—	—	15,539	15,513	(26)
Total fixed maturities	955,866	949,201	(6,665)	175,557	161,627	(13,930)	1,131,423	1,110,828	(20,595)
Common stock-unaffiliated	—	—	—	722	—	(722)	722	—	(722)
Preferred stock -unaffiliated	6,639	6,502	(137)	—	—	—	6,639	6,502	(137)
Total stocks	6,639	6,502	(137)	722	—	(722)	7,361	6,502	(859)
Total securities	$962,505	$955,703	$(6,802)	$176,279	$161,627	$(14,652)	$1,138,784	$1,117,330	$(21,454)

December 31, 2020	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$111,452	$105,938	$(5,514)	$—	$—	$—	$111,452	$105,938	$(5,514)
Guaranteed & sponsored - asset-backed	37,719	36,906	(813)	442	420	(22)	38,161	37,326	(835)
All other corporate - excluding asset-backed	54,299	50,412	(3,887)	2,314	2,024	(290)	56,613	52,436	(4,177)
All other corporate - asset-backed	150,376	145,745	(4,631)	99,044	98,213	(831)	249,420	243,958	(5,462)
Short-term investments	17,558	17,534	(24)	—	—	—	17,558	17,534	(24)
Total fixed maturities	371,404	356,535	(14,869)	101,800	100,657	(1,143)	473,204	457,192	(16,012)
Common stock-unaffiliated	—	—	—	722	—	(722)	722	—	(722)
Total stocks	—	—	—	722	—	(722)	722	—	(722)
Total securities	$371,404	$356,535	$(14,869)	$102,522	$100,657	$(1,865)	$473,926	$457,192	$(16,734)

As of December 31, 2021, fixed maturities, comprised of 200 securities, accounted for approximately 97% of the Company’s total unrealized loss amount. The securities were primarily related to US. government agency securities, CMBS, and corporate securities concentrated in the energy and transportation sectors. These sectors were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2021, 100% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The increase in fixed maturities unrealized losses during 2021 was primarily attributable to declining interest rates on commercial and residential backed mortgage backed securities.

Most of the securities depressed for twelve months or more primarily related to collateralized loan obligations and Residential Backed Mortgage Securities. Collateralized loan obligations were primarily depressed because current market spreads are wider than spreads at the securities respective purchase dates. Residential Mortgage Backed Securities were depressed because of a decrease in interest rate and/or the securities have floating rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. As of December 31, 2021, the Company does not have an intention to sell any securities in an unrealized loss position, and for loan-backed and structured securities, has the intent and ability to hold these securities until values recover. Furthermore, based upon the Company’s cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2021.

26

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

As of December 31, 2020, fixed maturities, comprised of 103 securities, accounted for approximately 96% of the Company’s total unrealized loss amount. The securities were primarily related to US. goverment agency securities, commercial mortgage back securities, and corporate securities concentrated in the energy and transportation sectors. These sectors were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2020, 99% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The increase in fixed maturities unrealized losses during 2020 was primarily attributable to widening credit spreads on higher yielding corporate securities and asset-backed securities.
m. Loan-backed and Structured Securities OTTI

For the years ended December 31, 2021, 2020 and 2019, the Company did not recognize losses for OTTI on loan-backed and structured securities due to the intent to sell impaired securities or due to the inability or lack of intent to retain an investment in a security for a period of time sufficient to recover the amortized cost basis.

n. 5GI Securities

A 5GI is assigned by the NAIC Securities Valuation Office (“SVO”) to certain obligations when an insurer certifies that the documentation necessary to permit a full credit analysis of a security does not exist, that the issuer or Obligator is current on all contracted interest and principal pay downs and that the insurer has the expectation of ultimate payment of all contracted payments.  The 5GI securities for the Company are immaterial for the years ended December 31, 2021 and 2020.

4. Fair Value Measurements

Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company’s financial statements include certain bonds, stocks, derivatives, and Separate Account assets.

The Company's investment manager for the Company's general account (a registered investment adviser under the Investment Advisers Act of 1940), with oversight by the Company's Investment Management Department and its Finance and Investment Committee ("FIC"), a committee co-chaired by the Chief Investment Officer and the Chief Risk Officer of the Company, estimates the fair value for financial assets held in the Company's general account and guaranteed separate accounts based on the framework established in the fair value accounting guidance. The Company reviews its investment manager's pricing policy on a periodic basis, with any changes to be approved by the FIC. The Company reserves the right to take exception to its investment manager's pricing of a particular asset and, with FIC's approval, to adjust the price received from its investment manager for that particular asset. The Company estimates the fair value for financial liabilities based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The Company categorizes its assets and liabilities measured at estimated fair value based on whether the significant inputs into the valuation are observable. The fair value hierarchy categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, or 3)

Level 1    Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2    Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities.

Level 3    Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of amounts that could be realized in a current market exchange absent actual market exchanges.

27

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company's investment manager will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company's investment manager has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s bonds included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.
The following table presents assets and (liabilities) carried at fair value by hierarchy level:

As of December 31, 2021
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Net Asset Value (NAV)	Total
a.	Assets accounted for at fair value
	Common stocks - unaffiliated	$6,635	$—	$1,681	$—	8,316
	Preferred stocks - unaffiliated	—	29,309	—	—	29,309
	Cash equivalents	167,155	—	—	—	167,155
	Total bonds and stocks	173,790	29,309	1,681	—	204,780
	Derivative assets
	Interest rate derivatives	—	2,375	—	—	2,375
	Macro hedge program	—	—	225,828	—	225,828
	Total derivative assets	—	2,375	225,828	—	228,203
	Separate Account assets [1]	29,455,658	—	—	—	29,455,658
	Total assets accounted for at fair value	$29,629,448	$31,684	$227,509	$—	$29,888,641
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Interest rate derivatives	—	(2,634)	—	—	(2,634)
	Macro hedge program	—	(14,128)	(22,145)	—	(36,273)
	Total liabilities accounted for at fair value	$—	$(16,762)	$(22,145)	$—	$(38,907)
[1]Excludes approximately $9 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements).

As of December 31, 2020
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Net Asset Value (NAV)	Total
a.	Assets accounted for at fair value
	All other corporate bonds – asset-backed	$—	$—	$1	—	$1
	Common stocks - unaffiliated	6,665	—	1,561	—	8,226
	Cash equivalents	156,240			—	156,240
	Total bonds and stocks	162,905	—	1,562	—	164,467
	Derivative assets
	Interest rate derivatives	—	6,056	—	—	6,056
	Macro hedge program	—	47,962	142,247	—	190,209
	Total derivative assets	—	54,018	142,247	—	196,265
	Separate Account assets [1]	28,421,105	—	—	—	28,421,105
	Total assets accounted for at fair value	$28,584,010	$54,018	$143,809	$—	$28,781,837
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Foreign exchange derivatives	—	(1,900)	—	—	(1,900)
	Interest rate derivatives	—	(8,312)	—	—	(8,312)
	Macro hedge program	—	(38,732)	(389,025)	—	(427,757)
	Total liabilities accounted for at fair value	$—	$(48,944)	$(389,025)	$—	$(437,969)
[1] Excludes approximately $9.2 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.
28

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Valuation Techniques, Procedures and Controls

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent reasonable estimates of fair value. The Company also determines fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the preceding tables.

The fair value process is monitored by the Valuation Committee of the Company's investment manager, which is a cross-functional group of senior management that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources. There are also two working groups under the Valuation Committee of the Company's investment manager, a Securities Valuation Group and a Derivatives Valuation Group, which include various investment, operations, accounting, compliance and risk management professionals that meet on a regular basis, to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

In addition, the Finance and Investment Committee of the Company, co-chaired by its Chief Investment Officer and Chief Financial Officer, is responsible for the approval and monitoring of the Valuation Policy of the Company as well as the adjudication of any valuation disputes thereunder. The Valuation Policy addresses valuation of all financial instruments held in the general account and guaranteed separate accounts of the Company, including all derivative positions. The Finance and Investment Committee meets regularly, and its members include a cross-functional group of senior management as well as various investment, accounting, finance, and risk management professionals.

Bonds and Stocks

The fair value of bonds and stocks in an active and orderly market (e.g., not distressed or forced liquidation) are determined by the Company's investment manager using a "waterfall" approach after considering the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most bonds do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for bonds, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit.

Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.

The Company's investment manager utilizes an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The process is similar to the third-party pricing services. The Company's investment manager develops credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price.

The Company's investment manager performs ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. In addition, the Company's investment manager ensures
29

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of these analyses, if the Company's investment manager determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee of the Company's investment manager.

The Company's investment manager conducts other specific monitoring controls around pricing. Daily, weekly and monthly analyses identify price changes over pre-determined thresholds for bonds and equity securities. Monthly analyses identify prices that have not changed, and missing prices. Also, on a monthly basis, a second source validation is performed on most sectors. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differs from what the Company's investment manager feels a market participant would use. Examples of other procedures performed include, but are not limited to, initial and ongoing review of third-party pricing services’ methodologies, review of pricing statistics and trends and back testing recent trades.

The Company's investment manager has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.

Derivative Instruments

Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded derivatives and OTC-cleared derivatives, or independent broker quotations.

The Company performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a cross-functional group of investment, actuarial, risk and information technology professionals that analyze impacts of changes in the market environment and investigate variances. There is a monthly analysis to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. As to certain derivatives that are held by the Company as well as its investment manager's other clients, the Company's investment manager performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. On a daily basis, the Company's investment manager compares market valuations to counterparty valuations for all OTC derivatives held by the Company for collateral purposes.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

Valuation Inputs for Investments

For Level 1 investments, which are comprised of exchange-traded securities and open-ended mutual funds, valuations are based on observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.

For the Company’s Level 2 and 3 bonds and stocks, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates.

30

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

A description of additional inputs used in the Company’s Level 2 and Level 3 measurements is included in the following discussion:

Level 2    The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third-party pricing services. These investments include mostly bonds and preferred stocks.

Asset-backed securities, collateralized loan obligations, commercial and residential mortgage-backed securities - Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. Commercial and residential mortgage-backed securities prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.

All other corporate bonds, including surplus debentures - Primary inputs also include observations of credit default swap curves related to the issuer, and political events in emerging market economies where applicable.

State, municipalities and political subdivisions - Primary inputs also include Municipal Securities Rulemaking Board reported trades notices, and issuer financial statements.
Foreign exchange derivatives - Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

Interest rate derivatives - Primary input is the swap yield curve.

Level 3    Most of the Company’s securities classified as Level 3 include less liquid securities such as lower quality asset-backed securities, commercial and residential mortgage-backed securities primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in Level 2 measurements noted above, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third-party pricing services, including municipal securities, foreign government/government agency securities, and bank loans. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding noted Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations. Significant inputs for these derivative contracts primarily include the typical inputs used in the Level 1 and Level 2 measurements noted above, but also may include equity and interest rate volatility and swap yield curves beyond observable limits.

Separate Account assets

Non-guaranteed Separate Account assets are primarily invested in mutual funds and are valued by the underlying mutual funds in accordance to their valuation policies and procedures.

Significant Unobservable Inputs for Level 3 Assets Measured at Fair Values

The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude corporate securities for which fair values are predominantly based on broker quotations. As of December 31, 2021 and December 31, 2020, the Company did not have any material Level 3 bonds measured at fair value that were not based on broker quotations.

(Amounts in thousands)	December 31, 2021
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Macro hedge program
Equity options [2]	$203,683	Option model	Equity volatility	17%	63%	Increase

31

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

(Amounts in thousands)	December 31, 2020
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Macro hedge program
Equity options [2]	$246,778	Option model	Equity volatility	—%	53%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

The tables below provides a roll-forward of financial instruments measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2021 and 2020:

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan.1, 2021	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2021
Assets
All other corporate bonds – asset-backed	$1	$—	$—	$—	$1	$—	$—	$(2)	$—
Common stocks - unaffiliated	1,561	—	—	—	—	120	—	—	1,681
Total bonds and stocks	1,562	—	—	—	1	120	—	(2)	1,681
Derivatives
Macro hedge program	(246,778)	—	—	—	(372,733)	110,793	—	712,401	203,683
Total derivatives [3]	(246,778)	—	—	—	(372,733)	110,793	—	712,401	203,683
Total assets	$(245,216)	$—	$—	$—	$(372,732)	$110,913	$—	$712,399	$205,364
Total liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—

[1]All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.
[2]Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.
[3]Derivative instruments are reported in this table on a net basis for asset/(liability) positions.
32

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan. 1, 2020	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2020
Assets
All other corporate bonds – asset-backed	$8	$—	$—	$—	$19	$—	$—	$(26)	$1
Common stocks - unaffiliated	1,961	—	—	—	—	7	(407)	—	1,561
Total bonds and stocks	1,969	—	—	—	19	7	(407)	(26)	1,562
Derivatives
GMWB hedging instruments	21,512	—	—	—	(21,512)	—	—	—	—
Total derivatives [3]	21,512	—	—	—	(21,512)	—	—	—	—
Total assets	$23,481	$—	$—	$—	$(21,493)	$7	$(407)	$(26)	$1,562
Liabilities
Derivatives
Macro hedge program	(73,961)	—	—	(191,158)	251,472	(69,653)	—	(163,478)	(246,778)
Total derivatives [3]	(73,961)	—	—	(191,158)	251,472	(69,653)	—	(163,478)	(246,778)
Total liabilities	$(73,961)	$—	$—	$(191,158)	$251,472	$(69,653)	$—	$(163,478)	$(246,778)

[1]All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.
[2]Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.
[3]Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

Fair Values for All Financial Instruments by Levels 1, 2 and 3

The tables below reflects the fair values and admitted values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method (subsidiaries, joint ventures and partnerships). The fair values are also categorized into the three-level fair value hierarchy.

(Amounts in thousands)	December 31, 2021
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets
Bonds - unaffiliated	$5,256,180	$4,637,506	$51,486	$4,736,219	$468,475	$—	$—
Preferred stocks - unaffiliated	29,309	29,309	—	29,309	—	—	—
Common stocks - unaffiliated	8,316	8,316	6,635	—	1,681	—	—
Mortgage loans	842,755	809,966	—	—	842,755	—	—
Cash, cash equivalents and short-term investments - unaffiliated	223,458	223,475	178,945	15,009	29,504	—	—
Derivative related assets	241,243	230,105	—	15,415	225,828	—	—
Contract loans	91,332	91,332	—	—	91,332	—	—
Surplus debentures	65,162	49,701	—	41,392	23,770	—	—
Low-income housing tax credits	57	57	—	—	57	—	—
Separate Account assets [1]	29,455,658	29,455,658	29,455,658	—	—	—	—
Total assets	$36,213,470	$35,535,426	$29,692,724	$4,837,344	$1,683,402	$—	$—
Liabilities
Liability for deposit-type contracts	$(183,768)	$(183,768)	$—	$—	$(183,768)	$—	$—
Derivative related liabilities	(39,291)	$(39,552)	—	(17,146)	(22,145)	—	—
Separate Account liabilities	(29,455,658)	(29,455,658)	(29,455,658)	—	—	—	—
Total liabilities	$(29,678,717)	$(29,678,978)	$(29,455,658)	$(17,146)	$(205,913)	$—	$—
[1] Excludes approximately $9 million, at December 31, 2021, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.
33

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

(Amounts in thousands)	December 31, 2020
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value(NAV)	Not Practicable (Carrying Value)
Assets
Bonds - unaffiliated	$5,442,164	$4,571,087	$—	$5,220,741	$221,423	$—	$—
Preferred stocks - unaffiliated	6,798	6,639	—	6,798	—	—	—
Common stocks - unaffiliated	8,226	8,226	6,665	—	1,561	—	—
Mortgage loans	815,453	766,623	—	—	815,453	—	—
Cash, cash equivalents and short-term investments - unaffiliated	289,838	289,851	259,308	22,022	8,508	—	—
Derivative related assets	220,861	196,265	—	78,614	142,247	—	—
Contract loans	95,042	95,042	—	—	95,042	—	—
Surplus debentures	49,059	36,401	—	41,566	7,493	—	—
Low-income housing tax credits	150	150	—	—	150	—	—
Separate Account assets [1]	28,421,105	28,421,105	28,421,105	—	—	—	—
Total assets	$35,348,696	$34,391,389	$28,687,078	$5,369,741	$1,291,877	$—	$—
Liabilities
Liability for deposit-type contracts	$(199,265)	$(199,265)	$—	$—	$(199,265)	$—	$—
Derivative related liabilities	(437,410)	(437,969)	—	(48,385)	(389,025)	—	—
Separate Account liabilities	(28,421,105)	(28,421,105)	(28,421,105)	—	—	—	—
Total liabilities	$(29,057,780)	$(29,058,339)	$(28,421,105)	$(48,385)	$(588,290)	$—	$—

[1] Excludes approximately $9.2 million, at December 31, 2020, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

The valuation methodologies used to determine the fair values of bonds, stocks and derivatives are described in the above Fair Value Measurements section of this note.

The amortized cost of cash, cash equivalents and short-term investments approximates fair value.

Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

The carrying amounts of the liability for deposit-type contracts and Separate Account liabilities approximate their fair values.

The fair values of contract loans were determined using current loan coupon rates which reflect the current rates available under the contracts. As a result, the fair values approximate the carrying value of the contract loans.

At December 31, 2021 and 2020 the Company had no investments where it was not practicable to estimate fair value.

34

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

5. Income Taxes

A.The components of the net deferred tax asset/(deferred tax liability) ("DTA"/"(DTL)") at period end and the change in those components are as follows:

1				2021
			Ordinary	Capital	Total
	(a)	Gross DTA	$140,491,281	$5,676,627	$146,167,908
	(b)	Statutory valuation allowance adjustments			—
	(c)	Adjusted gross DTA	140,491,281	5,676,627	146,167,908
	(d)	Deferred tax assets nonadmitted	29,381,159	249,477	29,630,636
	(e)	Subtotal net admitted deferred tax assets	111,110,122	5,427,150	116,537,272
	(f)	Deferred tax liabilities	20,563,544	41,911,728	62,475,272
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$90,546,578	$(36,484,578)	$54,062,000

2				2021
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	48,634,850	5,427,150	54,062,000
		(1) DTAs expected to be realized after the balance sheet date	48,634,850	5,427,150	54,062,000
		(2) DTAs allowed per limitation threshold	XXX	XXX	107,757,330
	(c)	DTAs offset against DTLs	62,475,272	—	62,475,272
	(d)	DTAs admitted as a result of application of SSAP No. 101	$111,110,122	$5,427,150	$116,537,272

3	(a)	Ratio % used to determine recovery period and threshold limitation	815%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	718,382,198

4			2021
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$140,491,281	$5,676,627
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	5%	0%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$111,110,122	$5,427,150
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	—%	100%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes ___	No _X_

1				2020
			Ordinary	Capital	Total
	(a)	Gross DTA	$160,161,099	$9,082,789	$169,243,888
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	160,161,099	9,082,789	169,243,888
	(d)	Deferred tax assets nonadmitted	23,214,741	152,217	23,366,958
	(e)	Subtotal net admitted deferred tax assets	136,946,358	8,930,572	145,876,930
	(f)	Deferred tax liabilities	30,360,608	35,980,322	66,340,930
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$106,585,750	$(27,049,750)	$79,536,000

35

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

2				2020
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	70,605,428	8,930,572	79,536,000
		(1) DTAs expected to be realized after the balance sheet date	70,605,428	8,930,572	79,536,000
		(2) DTAs allowed per limitation threshold	XXX	XXX	151,307,353
	(c)	DTAs offset against DTLs	66,340,930	—	66,340,930
	(d)	DTAs admitted as a result of application of SSAP No. 101	$136,946,358	$8,930,572	$145,876,930

3	(a)	Ratio % used to determine recovery period and threshold limitation	578%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	542,153,840

4			2020
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$160,161,099	$9,082,789
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	19%	—%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$136,946,358	$8,930,572
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	25%	100%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes ___	No _X_

1			Change During 2021
			Ordinary	Capital	Total
	(a)	Gross DTA	$(19,669,818)	$(3,406,162)	$(23,075,980)
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	(19,669,818)	(3,406,162)	(23,075,980)
	(d)	Deferred tax assets nonadmitted	6,166,418	97,260	6,263,678
	(e)	Subtotal net admitted deferred tax assets	(25,836,236)	(3,503,422)	(29,339,658)
	(f)	Deferred tax liabilities	(9,797,064)	5,931,406	(3,865,658)
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$(16,039,172)	$(9,434,828)	$(25,474,000)

2			Change During 2021
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	(21,970,578)	(3,503,422)	(25,474,000)
		(1) DTAs expected to be realized after the balance sheet date	(21,970,578)	(3,503,422)	(25,474,000)
		(2) DTAs allowed per limitation threshold	XXX	XXX	—
	(c)	DTAs offset against DTLs	(3,865,658)	—	(3,865,658)
	(d)	DTAs admitted as a result of application of SSAP No. 101	$(25,836,236)	$(3,503,422)	$(29,339,658)

3	(a)	Ratio % used to determine recovery period and threshold limitation	237
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	176,228,358

36

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

4			Change During 2021
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$(19,669,818)	$(3,406,162)
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	(14)%	—%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$(25,836,236)	$(3,503,422)
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	(25)%	0%

B.    DTLs are not recognized for the following amounts:

Not Applicable.

37

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

C.    Significant Components of Income Taxes Incurred

1.	The components of current income tax (benefit)/expense are as follows:
			2021	2020	Change
	(a)	Federal	$(27,766,917)	$(65,215,649)	$37,448,732
	(b)	Foreign	—	—	—
	(c)	Subtotal	(27,766,917)	(65,215,649)	37,448,732
	(d)	Federal income tax on net capital gains	13,735,771	8,227,481	5,508,290
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(14,031,146)	$(56,988,168)	$42,957,022

2.	The main components of the period end deferred tax amounts and the change in those components are as follows:
		2021	2020	Change
	DTA: Ordinary
	Policyholder reserves	$44,667,308	$44,070,724	$596,584
	Deferred acquisition costs	77,968,591	64,070,309	13,898,282
	Compensation and benefits	1,957,215	2,067,883	(110,668)
	Investments	—	8,237,019	(8,237,019)
	Net operating loss carryforward	—	25,474,445	(25,474,445)
	Tax credit carryforward	9,330,850	10,245,603	(914,753)
	Other	6,567,317	5,995,116	572,201
	Subtotal: DTA Ordinary	140,491,281	160,161,099	(19,669,818)
	Ordinary statutory valuation allowance	—	—	—
	Total adjusted gross ordinary DTA	140,491,281	160,161,099	(19,669,818)
	Nonadmitted ordinary DTA	29,381,159	23,214,741	6,166,418
	Admitted ordinary DTA	111,110,122	136,946,358	(25,836,236)
	DTA: Capital
	Investments	5,676,627	9,082,789	(3,406,162)
	Subtotal: DTA Capital	5,676,627	9,082,789	(3,406,162)
	Capital statutory valuation allowance	—	—	—
	Total adjusted gross capital DTA	5,676,627	9,082,789	(3,406,162)
	Nonadmitted capital DTA	249,477	152,217	97,260
	Admitted capital DTA	5,427,150	8,930,572	(3,503,422)
	Total Admitted DTA	$116,537,272	$145,876,930	$(29,339,658)

DTL: Ordinary
Investments	$17,791,231	$24,815,982	$(7,024,751)
Deferred and uncollected premium	—	—	—
Policyholder reserves	2,772,313	5,544,626	(2,772,313)
Other	—	—	—
Gross DTL ordinary	20,563,544	30,360,608	(9,797,064)
DTL: Capital
Investments	41,911,728	35,980,322	5,931,406
Other	—	—	—
Gross DTL capital	41,911,728	35,980,322	5,931,406
Total DTL	62,475,272	66,340,930	(3,865,658)
Net adjusted DTA/(DTL)	$54,062,000	$79,536,000	$(25,474,000)
Adjust for the change in deferred tax on unrealized gains/losses			11,186,421
Adjust for the change in nonadmitted deferred tax			6,263,678
Other adjustments			1
Adjusted change in net deferred Income Tax			$(8,023,900)

38

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

D.    Reconciliation of federal income tax rate to actual effective rate:

The sum of the income tax incurred and the change in the DTA/DTL is different from the result obtained by applying the statutory federal income tax rate to the pretax income. The significant items causing this difference are as follows:

		% of Pre-tax		% of Pre-tax		% of Pre-tax
	2021	income	2020	income	2019	income
	Tax effect	$120,579,910	Tax effect	$(9,893,389)	Tax effect	$102,581,087
Statutory tax	$25,321,781	21.00%	$(2,077,612)	21.00%	$21,542,028	21.00%
Tax preferred investments	(14,088,142)	(11.68)%	(11,683,415)	118.09%	(97,684,555)	(95.23)%
Interest maintenance reserve	(14,320,937)	(11.88)%	3,088,775	(31.22)%	11,294,233	11.01%
Amortization of inception gain	(4,974,717)	(4.13)%	(4,974,717)	50.28%	(4,974,717)	(4.85)%
VA Hedge Reclass	4,415,554	3.66%	6,485,579	(65.55)%	36,663,594	35.74%
Prior period adjustments	610,865	0.51%	24,756,222	(250.23)%	46,412,127	45.24%
Tax Reform	—	—%	—	—%	(664,934)	(0.65)%
Change in deferred tax on non-admitted assets	(258,548)	(0.21)%	(76,362)	0.77%	(1,463,302)	(1.43)%
Intercompany settlement of DTA	—	—%	—	—%	267,104,472	260.38%
Foreign related investments	(2,765,000)	(2.29)%	(3,476,000)	35.13%	—	—%
All other	51,898	0.02%	182,971	(1.85)%	(7,014,807)	(6.84)%
Total statutory income tax	(6,007,246)	(5.00)%	12,225,441	(123.57)%	271,214,139	264.39%
Federal and foreign income taxes incurred	(14,031,146)	(11.64)%	(56,988,168)	(34.58)%	37,534,914	36.60%
Change in net deferred income taxes	8,023,900	6.64%	69,213,609	(699.59)%	233,679,225	227.80%
Total statutory income tax	$(6,007,246)	(5.00)%	$12,225,441	(123.57)%	$271,214,139	264.39%

E.    Operating loss and tax credit carryforwards and protective tax deposits

1. At December 31, 2021, the Company had $0 of net operating loss carryforwards, and $9,330,850 of foreign tax credit carryovers which expire between 2028 and 2030.
2. The amount of federal income taxes incurred in the current year and each preceding year that will be available for recoupment in the event of future net losses are:

2021	—
2020	—
2019	—

3. The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2021.

F.    Consolidated Federal Income Tax Return

1. The Company’s federal income tax return is consolidated within TR Re, Ltd.'s consolidated federal income tax return. The consolidated federal income tax return includes the following entities:

TR Re, Ltd.
Talcott Resolution Life Insurance Company
Talcott Resolution Life and Annuity Insurance Company
American Maturity Life Insurance Company

2. Federal Income Tax Allocation

Estimated tax payments are made quarterly (if necessary), at which time intercompany tax balances are settled. In the subsequent year, additional settlements (if necessary) are made on the unextended due date of the return and at the time that the return is filed. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate
39

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.
6. Reinsurance

The amount of reinsurance recoverables from and payables to affiliated and unaffiliated reinsurers were $57,983,762 and $28,893,273 respectively, as of December 31, 2021 and $62,741,182 and $18,544,854 respectively, as of December 31, 2020.

The effect of reinsurance as of and for the years ended December 31 is summarized as follows:

2021	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$18,830,507,419	$859,279,164	$(14,859,366,482)	$4,830,420,101
Liability for deposit-type contracts	899,531,652	246,818	(716,010,403)	183,768,067
Policy and contract claim liabilities	231,270,273	21,147,387	(228,987,444)	23,430,216
Premium and annuity considerations	901,362,020	82,943,229	(14,308,900,870)	(13,324,595,621)
Death, annuity, disability and other benefits	1,654,726,072	127,708,572	(1,453,150,077)	329,284,567
Surrenders and other fund withdrawals	2,981,648,379	178,837,868	(401,880,296)	2,758,605,951

2020	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$18,554,505,102	$881,152,754	$(14,570,720,964)	$4,864,936,892
Liability for deposit-type contracts	1,001,789,492	211,245	(802,735,820)	199,264,917
Policy and contract claim liabilities	238,345,043	25,774,263	(235,999,674)	28,119,632
Premium and annuity considerations	880,100,276	83,906,116	(828,502,897)	135,503,495
Death, annuity, disability and other benefits	1,475,763,618	116,452,362	(1,280,400,605)	311,815,375
Surrenders and other fund withdrawals	2,805,063,678	174,708,943	(424,779,670)	2,554,992,951

2019	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$18,147,479,094	$911,775,436	$(14,086,416,027)	$4,972,838,503
Liability for deposit-type contracts	1,100,972,887	1,581,507	(886,412,156)	216,142,238
Policy and contract claim liabilities	212,998,764	21,177,790	(210,465,997)	23,710,557
Premium and annuity considerations	929,895,496	86,020,928	(895,909,672)	120,006,752
Death, annuity, disability and other benefits	1,439,811,752	124,279,834	(1,275,376,109)	288,715,477
Surrenders and other fund withdrawals	3,387,486,154	182,415,714	(472,619,284)	3,097,282,584

a. External reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses. Such agreements do not relieve the Company from its primary liability to policyholders. The inability or unwillingness of a reinsurer to meet its financial obligations to the Company, including the impact of any insolvency or rehabilitation proceedings involving a reinsurer that could affect the Company's access to collateral held in trust, could have a material adverse effect on the Company's financial condition, results of operations and liquidity. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. As of December 31, 2021, the Company has two reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. The concentrations, which are actively monitored, are as follows: reserve credits totaling $13.7 billion for Prudential Financial Inc. ("Prudential") offset by $12.2 billion of market value of assets held in trust, for a net exposure of $1.5 billion. In addition, reserve credits totaling $1.9 billion for Commonwealth Annuity and Life Insurance Company are offset by $2.4 billion of market value of assets held in trust, for no net exposure. As of December 31, 2020, the Company had two reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. The concentrations, which were actively monitored, were as follows: reserve credits totaling $13.3 billion for Prudential offset by $12.1 billion of market value of assets held in trust, for a net exposure of $1.2 billion. In addition, reserve credits totaling $2.0 billion for Commonwealth Annuity and Life Insurance Company offset by $2.4 billion of market value of assets held in trust, for no net exposure.

40

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel the reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in the Company’s surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which cancellation results in a net obligation of the Company to the reinsurer, and for which such obligation is not presently accrued is $26,746,967 in 2021, a decrease of $16,926,181 from the 2020 balance of $43,673,148. The total amount of reinsurance credits taken for this agreement was $33,856,921 in 2021, a decrease of $21,425,545 from the 2020 balance of $55,282,466.

On January 2, 2013, The Hartford completed the sale of its Individual Life insurance business to Prudential. The net gain totaling $600 million, before tax, was deferred as a component of Other than special surplus funds on the Company's Statements of Admitted Assets, Liability and Capital and Surplus, and will be amortized over 20 years as earnings are projected to emerge from this block of business. Amortization amounts, which are recorded as Commissions and expense allowances on reinsurance ceded on the Statements of Operations and as Amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $19.0 million in 2021, 2020 and 2019, respectively.

In 2018, the Company and TL entered into reinsurance agreements with Commonwealth Annuity and Life Insurance Company, a subsidiary of Global Atlantic Financial Group. The net gain totaling $73 million, after tax, was deferred as a component of Other than special surplus funds on the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus, and will be amortized over a period of 25 years as earnings are projected to emerge from this block of business. Amortization amounts, which are recorded as Commission and expense allowances on reinsurance ceded on the Statements of Operation and as amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $4.7 million in 2021 and 2020, respectively.
b. Reinsurance Ceded to Affiliates

The Company entered into an affiliated reinsurance agreement with its indirect parent, TR Re, Ltd., an unauthorized reinsurer, effective December 30, 2021. Pursuant to such reinsurance agreement, the Company generally ceded 50% of the Company’s variable annuity and payout annuity blocks with certain variable annuity guarantees ceded at 100% and certain structured settlement contracts ceded at a lesser quota share percentage. All such business is ceded on a modified coinsurance basis. The net impact of this reinsurance transaction on the Company’s results of operations and financial condition included ceded premiums totaling $13.5 billion, substantially offset by reserve adjustments on reinsurance totaling $13.4 billion and the transfer of IMR totaling approximately $104.4 million. The transfer of IMR was offset by funds held under reinsurance treaties with unauthorized reinsurers totaling $104.4 million which are included in Other liabilities. The Company paid additional amounts totaling $35.6 million (before tax) and as a result, incurred a net loss for the same amount.

41

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

7. Related Party Transactions

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions, returns of capital and payments of dividends. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by TL.

Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization. As a result of a new Amended and Restated Services and Cost Allocation Agreement effective July 1, 2021, certain indirect expense are allocated on a cost plus basis.

The Company reported $21,274,697 and $10,779,853 as payable to parents, subsidiaries and affiliates as of December 31, 2021 and 2020, respectively. Amounts are settled in accordance with terms of the agreements.

Effective June 1, 2018, TL entered into an Intercompany Liquidity Agreement (the “Liquidity Agreement”) with TLA. The Liquidity Agreement allows for short-term advances of funds between TL, TLA and certain TL subsidiaries who become parties to the Liquidity Agreement in the future. The Company had no issued and outstanding notes as of December 31, 2021 and 2020.

On September 18, 2020, TLA paid a dividend of $400,000,000 to TL, the Company's parent.

On September 16, 2019, Talcott Resolution received permission from the Department to pay an extraordinary dividend (as a return of capital) of $250,000,000 from TLA to TL. TLA paid the dividend on September 17, 2019.
Related party transactions may not be indicative of the costs that would have been incurred on a stand-alone basis. For additional information, see Notes 5, 6, 8 and 11.

8. Retirement Plans, Other Postretirement Benefit Plans and Postemployment Benefits

In September, 2021, the Company adopted a new Long-term Cash Incentive Plan (“the Plan”) to attract and retain executive and management level employees of the Company and its affiliates in support of the continued growth and long-term performance of the Company. U.S. employees in certain employment bands (generally executive and management level) are eligible to participate in the Plan. Targets vary by employment level. Awards are issued annually at the discretion of management, and vest in full on the third anniversary of the date of the grant, subject to the participant’s continued employment with the Company. The expense accrued for the Company during 2021 was immaterial.

As of June 1, 2018, Talcott Resolution Life Insurance Company adopted an investment and savings plan, the Talcott 401(k) Plan and a non-qualified savings plan, the Talcott Resolution Deferred Compensation Plan. Effective December 31, 2018, both plans were assigned to Talcott Resolution Life Inc., the Company's indirect parent. Substantially all U.S. employees of the Company are eligible to participate in Talcott 401 (k) Plan under which designated contributions can be invested in a variety of investments. The Company's contributions include a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. The Talcott Resolution Deferred Compensation Savings Plan has a 6% matching contribution for eligible compensation earned in excess of the 401(a)(17) limit, currently $275,000. Eligible compensation includes salary and bonuses and participants can defer up to 80% of their eligible pay. The costs allocated to the Company for the years ended December 31, 2020 and 2019 were immaterial.
The Company participates in Talcott sponsored postemployment plans that provide for medical and salary replacement benefits for employees on long-term disability. The expenses allocated to the Company for long term disability were not material to the results of operations for the years ended December 31, 2021 and 2020.

9. Debt

The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based businesses or to enhance liquidity management. FHLB membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount (generally between 3.0% and 4.0% of the principal balance) based upon the term of the outstanding advances. FHLB
42

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

stock held by the Company is classified within Common stocks on the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2021 and 2020, there were no advances outstanding.

State law limits the Company's ability to pledge, hypothecate or otherwise encumber its assets. The amount of advances that can be taken by the Company are dependent on the assets pledged by the Company to secure the advances, and are therefore subject to this legal limit. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. For 2021 and 2020, the Company's pledge limits were $193 million and $155 million, respectively. The Company would need to seek prior written approval from the Department in order to exceed this limit. If the Company were to pursue borrowing additional amounts under its estimated capacity it may have to purchase additional shares of activity stock.

FHLB Capital Stock - Aggregate Totals

As of December 31, 2021

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	$—	—	—
b.	Membership Stock - Class B	1,680,700	1,680,700	—
c.	Activity Stock	—	—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	1,680,700	1,680,700	—
f.	Actual or estimated borrowing capacity as determined by the insurer	$193,000,000	193,000,000	—

As of December 31, 2020

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	$—	—	—
b.	Membership Stock - Class B	1,560,700	1,560,700	—
c.	Activity Stock	—	—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	1,560,700	1,560,700	—
f.	Actual or estimated borrowing capacity as determined by the insurer	$155,000,000	155,000,000	—

Membership Stock (Class A and B) Eligible for Redemption as of December 31, 2021

				Eligible for Redemption
Membership Stock		1 Current Period Total (2+3+4+5+6)	2 Not Eligible for Redemption	3 Less Than 6 Months	4 6 Months to Less than 1 Year	5 1 to Less than 3 Years	6 3 to 5 Years
1	Class A	$—	$—	$—	$—	$—	$—
2	Class B	1,680,700	1,680,700	—	—	—	—
43

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

3. Collateral Pledged to FHLB

a. Amount Pledged as of December 31, 2021

		1 Fair Value	2 Carrying Value	Aggregate Total Borrowing
1	Current Year Total General and Separate Accounts (Total Collateral Pledged (Lines 2 + 3)	$27,350,396	$26,627,008	$—
2	Current Year General Account: Total Collateral Pledged	27,350,396	26,627,008	—
3	Current Year Separate Account: Total Collateral Pledged	—	—	—
4	Prior Year-end Total General and Separate Accounts: Total Collateral Pledged	—	—	—

b. Maximum Amount Pledged During Reporting Period

		1 Fair Value	2 Carrying Value	3 Amount Borrowed at Time of Maximum Collateral
1	Current Year Total General and Separate Accounts (Maximum Collateral Pledged (Lines 2 + 3)	$27,350,396	$27,451,962	$—
2	Current Year General Account Maximum Collateral Pledged	27,350,396	27,451,962	—
3	Current Year Separate Account Maximum Collateral Pledged	—	—	—
4	Prior Year-end Total General and Separate Accounts Maximum Collateral Pledged	—	—	—

4. a. & b. Borrowing from FHLB - Amount as of the Reporting Date

The Company had no borrowings from the FHLB as of December 31, 2021.

c. FHLB - Prepayment Obligations

The Company does not have any prepayment obligations as of December 31, 2021.

10. Capital and Surplus and Shareholder Dividend Restrictions

Dividend Restrictions

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval of the Connecticut Insurance Commissioner (the “Commissioner”), is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Commissioner. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations, and are not cumulative. No dividends were paid in 2021. Dividends paid totaled $400 million and $250 million (as a return of capital) in 2020 and 2019, respectively. For additional information, see Note 7. With respect to dividends to its parent, TL, the Company’s dividend limitation under the holding company laws of Connecticut is $393,943,261 in 2022. As a condition to the Sixth Street Acquisition described in Note 1, the Department requires any dividends for the Company, for a two-year period following the acquisition, be approved by the Commissioner.

Unassigned Funds

The portion of unassigned funds represented or reduced by each item below at December 31 was as follows:
44

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

	2021	2020
Unrealized capital losses, gross of tax	$(150,600,648)	$(224,889,772)
Asset valuation reserve	(142,453,157)	(134,693,701)
Nonadmitted asset values	(47,941,676)	(40,454,760)
Separate Account expense allowance	28,451,080	33,780,546

11. Separate Accounts

The Company maintained Separate Account assets totaling $29,464,947,964 and $28,430,266,880 as of December 31, 2021 and 2020, respectively. The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company recorded assets and liabilities for individual variable annuities, variable life and variable universal life product lines in the Separate Accounts.

The Separate Account classifications are supported by state statute and are in accordance with the domiciliary state procedures for approving items within the Separate Accounts. Separate Account assets are segregated from other investments and reported at fair value. Some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2021 and 2020, the Company’s Separate Account statement included legally insulated assets of $29,464,947,964 and $28,430,266,880, respectively.

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the General Account Statements of Operations as a component of Net transfers from Separate Accounts. The Company’s Separate Accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on Separate Account assets are not separately reflected in the Statements of Operations.

Separate Account fees, net of minimum guarantees, were $551,133,174, $515,178,848 and $533,685,441 for the years ended December 31, 2021, 2020 and 2019, respectively, and are recorded as a component of fee income on the Company’s Statements of Operations.

An analysis of the Separate Accounts as of December 31, 2021 is as follows:

	Indexed	Nonindexed Guaranteed Less Than or Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premium considerations or deposits for the
year ended December 31, 2021	$—	$—	$—	$324,159,709	$324,159,709
Reserves at year-end:
For accounts with assets at:
Fair value	$—	$—	$—	$29,405,197,381	$29,405,197,381
Amortized cost	—	—	—	—	—
Total reserves	$—	$—	$—	$29,405,197,381	$29,405,197,381
By withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With market value adjustment	—	—	—	—	—
At book value without market value adjustment
and with surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	29,083,544,989	29,083,544,989
At book value without market value adjustment
and with surrender charge of less than 5%	—	—	—	—	—
Subtotal	—	—	—	29,083,544,989	29,083,544,989
Not subject to discretionary withdrawal	—	—	—	321,652,392	321,652,392
Total	$—	$—	$—	$29,405,197,381	$29,405,197,381

45

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

Below is a reconciliation of net transfers from Separate Accounts:

	December 31, 2021	December 31, 2020	December 31, 2019
Transfer to Separate Accounts	324,159,709	$285,780,328	$293,283,966
Transfer from Separate Accounts	3,133,066,954	2,882,960,715	3,388,130,028
Net Transfer from Separate Accounts	(2,808,907,245)	(2,597,180,387)	(3,094,846,062)
Internal exchanges and other Separate Account activity	(5,072,046)	(7,948,103)	(8,041,963)
Transfer from Separate Accounts on the Statements of Operations	$(2,813,979,291)	$(2,605,128,490)	$(3,102,888,025)

12. Commitments and Contingent Liabilities

a. Litigation

The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses and costs of defense, will not be material to the financial condition of the Company.

b. Guaranty Funds

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year, depending on the state.

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by/refunded to the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid immaterial net guaranty fund assessments in 2021, 2020, and 2019. The Company had immaterial guaranty fund receivables as of December 31, 2021 and 2020, respectively.

46

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

c. Contingent Commitments

December 31, 2021 and 2020, the Company has outstanding commitments totaling $364,224,800 and $283,651,910, respectively, of which $230,106,792 and $232,421,083, respectively, is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, at December 31, 2021 and 2020, $101,619,522 and $47,560,178, respectively, is largely related to commercial whole loans. The remaining outstanding commitments of $32,498,486 and $3,670,650 are related to various funding obligations associated with private placement securities, as of December 31, 2021 and 2020, respectively.

Detail of Other Contingent Commitments

1 Nature and Circumstances of Guarantee and Key Attributes, Including Date and Duration of Agreement	2 Liability Recognition of Guarantee	3 Ultimate Financial Statement Impact if Action Under the Guarantee is Required	4 Maximum Potential Amount of Future Payments the Guarantor Could be Required to Make	5 Current Status of Payment or Performance Risk of Guarantee
Effective February 1, 2018, TLA guaranteed the obligations of Talcott Resolution Comprehensive Employee Benefit Service Company ("TCB"), a wholly-owned subsidiary, with respect to certain structured settlement liability obligations to provide an increased level of security to claimants under such structured settlements; these obligations were assumed from TL on February 1, 2018. As of December 31, 2021 and December 31, 2020, no liability was recorded for this guarantee, as TCB was able to meet these policyholder obligations..	$—	Increase in Investments in SCA, Dividends to stockholders (capital contribution), Expense, or Other	Unlimited (1)	The guaranteed affiliate maintains surplus in addition to policyholder reserves. The payment or performance risk of this guarantee is low as It is unlikely that this guarantee will be triggered.

(1) There is no limit on the Company's guarantee to pay policyholder obligations on behalf of the affiliate for the contracts covered in the guarantee agreement.

d. Leases
Transactions include rental facilities and equipment. Rent paid by the Company for its share of space occupied and equipment used by the Company was $836,059, $1,088,395 and $1,196,952 in 2021. 2020 and 2019, respectively. Future minimum rental commitments are immaterial.

The principal executive office of the Company, together with its parent and other life insurance affiliates, is located in Windsor, Connecticut.

e. Tax Matters

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is no longer subject to U.S. federal or state and local income tax examinations for years prior to 2017, with the exception of net operating loss carryforwards utilized in open tax years. Management believes that adequate provision has been made in the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years.

The Separate Account dividend received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company recorded benefits of $14,088,142 $11,683,415 and $14,693,111 related to the Separate Account DRD for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company believes it is more likely than not that all deferred tax assets will be fully realized. Consequently, no valuation allowance has been provided. In assessing the need for a valuation allowance, management considered future taxable
47

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2021, 2020 AND 2019

temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics, and business considerations such as asset-liability matching.

13. Subsequent Events

The Company has evaluated events subsequent to December 31, 2021, through April 19, 2022, the date the statutory-basis financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these statutory-basis financial statements. There were no other subsequent events that had a material impact on the financial results of the Company.

48

PART C - OTHER INFORMATION
ITEM 27. EXHIBITS

(a)		Resolution of the Board of Directors authorizing the establishment of the Separate Account.(1)
(b)		Not applicable.
(c)	(1)	Amended and Restated Principal Underwriter Agreement.(1)
	(2)	Form of Dealer Agreement.(1)
(d)	(1)	Individual Flexible Premium Variable Annuity Contract.(1)
	(2)	Fixed Account Rider.(1)
	(3)	Extended Withdrawal Privilege Rider.(1)
	(4)	Personal Pension Account Annuity Rider Endorsement.(1)
	(5)	Enhanced Return of Premium Death Benefit Rider.(1)
	(6)	Guaranteed Minimum Accumulation Benefit Rider II.(1)
	(7)	Guaranteed Minimum Accumulation Benefit Plus Rider II.(1)
	(8)	Guaranteed Minimum Withdrawal Benefit Endorsement.(1)
	(9)	Guaranteed Minimum Withdrawal Benefit Rider II-2 (Joint Life/Spousal).(1)
	(10)	Guaranteed Minimum Withdrawal Benefit Plus Rider II-2 (Joint Life/Spousal).(1)
	(11)	Guaranteed Minimum Withdrawal Benefit Plus Rider M (Joint Life/Spousal).(1)
	(12)	Guaranteed Minimum Withdrawal Benefit Rider II-2 (Single Life).(1)
	(13)	Guaranteed Minimum Withdrawal Benefit Plus Rider II-2 (Single Life).(1)
	(14)	Guaranteed Minimum Withdrawal Benefit Plus Rider M (Single Life).(1)
	(15)	Maximum Anniversary Value Death Benefit Rider V.(1)
	(16)	Return Of Premium Death Benefit Rider V.(1)
(e)		Form of Application.(1)
(f)	(1)	Certificate of Incorporation of Talcott Resolution. (1)
	(2)	Amended and Restated Bylaws of Talcott Resolution. (1)
(g)	(1)	Reinsurance Agreement dated April 25, 2012.(1)
	(2)	TR Re, Ltd. Reinsurance Agreement (October 1, 2021) (TLA)
(h)	(1)	AllianceBernstein Variable Products Series Fund, Inc.(1)
	(2)	AIM VIT.(1)
	(3)	American Century Investments.(1)
	(4)	American Funds Insurance Series.(1)
	(5)	BlackRock.(1)
	(6)	Fidelity Investments.(1)
	(7)	Franklin Templeton Investments.(1)
	(8)	Hartford HLS Funds.(1)
	(9)	Lord Abbett & Co., LLC.(1)
	(10)	MFS Variable Insurance Trust.(1)
	(11)	PIMCO Equity Series.(1)
	(12)	PIMCO VIT.(1)
	(13)	Putnam Variable Trust.(1)
	(14)	Cognizant Talcott MSA
(i)	(1)	AllianceBernstein Variable Products Series Fund, Inc.
	(2)	AIM VIT.
	(3)	American Funds Insurance Series.
	(4)	BlackRock.
	(5)	Fidelity Investments.
	(6)	Franklin Templeton Investments.
	(7)	Hartford.
	(8)	Lord Abbett & Co., LLC.
	(9)	MFS Variable Insurance Trust.
	(10)	PIMCO VIT.
	(11)	Putnam Variable Trust.
(j)	(1)
Guarantee Agreement, between Hartford Life and Accident Insurance Company and ITT Hartford Life and Annuity Insurance Company, its wholly owned subsidiary, dated as of August 20, 1993 and effective as of August 20, 1993.(1)

	(2)	Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997.(1)
(k)		Opinion and Consent of Christopher Grinnell, Associate General Counsel
(l)		Consents of Deloitte & Touche LLP.
(m)		No financial statements are omitted
(n)		Not applicable.
(o)		Not applicable.
(99)	(29)	Organizational Chart
(99)	(99)	Copy of Power of Attorney.
(1)    Incorporated by reference to Items 24(b)(1), 24(b)(3)(a-b), 24(b)(4-5), and 24(b)(7-8) respectively, Post-Effective Amendment No. 18, to the Registration Statement File No. 333-176152, filed on April 18, 2019.
(2)    Incorporated by reference to Item (24(b)(6)(a-b), respectively, Post-Effective Amendment No. 16, to the Registration Statement File No. 333-176152, filed on June 28, 2018.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION
Christopher B. Abreu	Vice President and Chief Risk Officer
David Bell	Assistant Secretary and Chief Information Security Officer
Ellen Below	Vice President, Chief Communications Officer and Head of Implementation
Jeremy Billiel	Assistant Vice President and Treasurer
Matthew Bjorkman	Vice President and Chief Auditor
John B. Brady	Vice President and Chief Actuary, Appointed Actuary
Christopher S. Conner	Assistant Vice President, Chief Compliance Officer of Separate Accounts, AML Compliance Officer and Sanctions Compliance Officer
Christopher B. Cramer	Senior Vice President, Corporate Secretary and Chief Tax Officer
James Cubanski	Vice President
Christopher J. Dagnault	Vice President
Glenn Gazdik	Vice President and Actuary
Christopher M. Grinnell	Vice President and Associate General Counsel
Michael R. Hazel	Vice President and Controller
Donna R. Jarvis	Vice President and Actuary
Diane Krajewski	Vice President, Chief Human Resources Officer and Head of Operations
Peter Manley	Vice President and Head of Corporate Development and Strategy
Craig D. Morrow	Vice President and Actuary
Matthew J. Poznar	Senior Vice President and Chief Investment Officer, Director
Lisa M. Proch	Senior Vice President, General Counsel and Chief Compliance Officer
Peter F. Sannizzaro	President and Chief Executive Officer, Director
Robert R. Siracusa	Vice President and Chief Financial Officer, Director
Samir Srivastava	Vice President and Chief Information Officer
Xiaobo Zhou	Assistant Vice President and Head of Pricing

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.
Filed herein as Exhibit 99.29.

ITEM 30. INDEMNIFICATION
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a)	TDC acts as principal underwriter for the following investment companies:
Talcott Resolution Life Insurance Company - Separate Account One
Talcott Resolution Life Insurance Company - Separate Account Two
Talcott Resolution Life Insurance Company - Separate Account Ten
Talcott Resolution Life Insurance Company - Separate Account Three
Talcott Resolution Life Insurance Company - Separate Account Seven
Talcott Resolution Life and Annuity Insurance Company - Separate Account One
Talcott Resolution Life and Annuity Insurance Company - Separate Account Ten
Talcott Resolution Life and Annuity Insurance Company - Separate Account Three
Talcott Resolution Life and Annuity Insurance Company - Separate Account Six
Talcott Resolution Life and Annuity Insurance Company - Separate Account Seven
American Maturity Life Insurance Company Separate Account AMLVA
American Maturity Life Insurance Company - Separate Account One
ICMG Registered Variable Life Separate Account A
ICMG Registered Variable Life Separate Account One
Union Security Insurance Company - Variable Account C
Union Security Insurance Company - Variable Account D
Union Security Life Insurance Company - Separate Account A

(b) Directors and Officers of TDC

Name	Positions and Offices with Underwriter
Christopher S. Conner	Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Privacy Officer and Operations Principal
Christopher J. Dagnault	President and Chief Executive Officer, Director
Diane Krajewski	Director
James A. Maciolek	Chief Financial Officer, Treasurer and Financial & Operations Principal
Robert R. Siracusa	Director

Unless otherwise indicated, the principal business address of each of the above individuals is 1 Griffin Road North, Windsor, CT 06095.

(c) Compensation From Registrant

Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commission	Other Compensation
Talcott Resolution Distribution Company, Inc.	N/A	N/A	N/A	$19,733,256

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder are maintained by Talcott Resolution at 1 Griffin Road North, Windsor, CT 06095.

ITEM 33. MANAGEMENT SERVICES
All management contracts are discussed in Parts A and B of this Registration Statement.

ITEM 34. FEE REPRESENTATION
The Depositor represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Windsor, and State of Connecticut on April 21, 2022.

Talcott Resolution Life and Annuity Insurance Company
Separate Account Seven (Registrant)

By:	Talcott Resolution Life and Annuity Insurance Company
(Depositor)
By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Talcott Resolution Life and Annuity Insurance Company
(Depositor)

By:	/s/ Peter F. Sannizzaro
Peter F. Sannizzaro
President, Chief Executive Officer, Director

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Peter F. Sannizzaro, President, Chief Executive Officer, Director		/s/ Peter F. Sannizzaro
Matthew J. Poznar, Senior Vice President, Chief Investment Officer, Director*		Peter F. Sannizzaro
Robert R. Siracusa, Vice President, Chief Financial Officer, Director		/s/ Robert S. Siracusa
Robert S. Siracusa
	*By:	/s/ Christopher Grinnell
Christopher Grinnell, Attorney-in-Fact
	Date:	April 21, 2022

333-176152

EXHIBIT INDEX
(g)	(2)	TR Re, Ltd. Reinsurance Agreement (October 1, 2021) (TLA)
(h)	(14)	Cognizant Talcott MSA
(i)	(1)	AllianceBernstein Variable Products Series Fund, Inc.
	(2)	AIM VIT.
	(3)	American Funds Insurance Series.
	(4)	BlackRock.
	(5)	Fidelity Investments.
	(6)	Franklin Templeton Investments.
	(7)	Hartford.
	(8)	Lord Abbett & Co., LLC.
	(9)	MFS Variable Insurance Trust.
	(10)	PIMCO VIT.
	(11)	Putnam Variable Trust.
(k)		Opinion and Consent of Christopher Grinnell, Associate General Counsel
(l)		Consents of Deloitte & Touche LLP.
(99)	(29)	Organizational Chart
(99)	(99)	Copy of Power of Attorney.